UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number: 811-4984

                           AMERICAN AADVANTAGE FUNDS
             (Exact name of registrant as specified in charter)

                      4151 Amon Carter Boulevard, MD 2450
                           Fort Worth, Texas 76155
             (Address of principal executive offices)-(Zip code)

                         WILLIAM F. QUINN, PRESIDENT
                      4151 Amon Carter Boulevard, MD 2450
                           Fort Worth, Texas 76155
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2003

                  Date of reporting period: December 31, 2003


ITEM 1. REPORTS TO STOCKHOLDERS.

                       [AMERICAN AADVANTAGE FUNDS LOGO]

---------------------------------------o---------------------------------------


                                 ANNUAL REPORT

                               December 31, 2003


                                   [GRAPHIC]


                                                              S&P 500 INDEX FUND
                                                            SMALL CAP INDEX FUND
                                                 INTERNATIONAL EQUITY INDEX FUND



                           MANAGED BY AMR INVESTMENTS

                                 [AA EAGLE]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.

AMR Investments is a wholly
owned subsidiary of AMR
Corporation. Incorporated in
1986, we are directly
responsible for the investment
management and oversight of AMR
Corporation's defined benefit
and defined contribution plans,
as well as its fixed income
investments.

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                                    Contents
                                    --------------------------------------------
                                    President's Message.....................   1
                                    Performance Overviews...................   3
                                    American AAdvantage Funds
                                       Statements of Assets and
                                          Liabilities.......................   8
                                       Statements of Operations.............   9
                                       Statements of Changes in Net Assets..  10
                                       Notes to Financial Statements........  11
                                       Financial Highlights.................  16
                                    State Street Equity 500 Index Portfolio
                                       Portfolio of Investments.............  23
                                       Statement of Assets and Liabilities..  29
                                       Statement of Operations..............  30
                                       Statement of Changes in Net Assets...  31
                                       Financial Highlights.................  32
                                       Notes to Financial Statements........  33
                                    Master Small Cap Index Series
                                       Schedule of Investments..............  39
                                       Statement of Assets and Liabilities..  70
                                       Statement of Operations..............  71
                                       Statement of Changes in Net Assets...  72
                                       Financial Highlights.................  73
                                       Notes to Financial Statements........  74
                                    Master International Index Series
                                       Schedule of Investments..............  82
                                       Statement of Assets and Liabilities.. 105
                                       Statement of Operations.............. 106
                                       Statement of Changes in Net Assets... 107
                                       Financial Highlights................. 108
                                       Notes to Financial Statements........ 109
                                    Additional Information.....Inside Back Cover

American AAdvantage Funds                                      December 31, 2003

                                                            [BILL QUINN PICTURE]

FELLOW SHAREHOLDERS:

I am pleased to present you with the Annual Report for the index series of the American AAdvantage Funds for the twelve months ended December 31, 2003.

     During this time, investors experienced both upward and downward market trends while successfully avoiding a fourth consecutive annual decline in the stock market (something that has not occurred since 1932). The reality seems to be that the economic recovery has arrived. The economy had to overcome the war with Iraq, the occupation of Afghanistan, and the SARS outbreak. However, the lowest Fed Funds rate in 45 years at 1.0% improved corporate earnings growth, and was reflected in the markets.

     Investors welcomed an "upswing" in the market as the major market indices posted significant gains for the fiscal year ended December 31, 2003. The S&P 500 Index reported a gain of 28.68%, the MSCI EAFE Index increased 38.59%, and the Dow Jones Industrial Average was up 28.29%.

     During the year, the American AAdvantage S&P 500 Index Fund realized an increase of 28.26%, the American AAdvantage Small Cap Index Fund grew by 46.90%, and the American AAdvantage International Equity Index Fund returned 38.87%.

     As the economy rebounds, the index series of the American AAdvantage Funds will continue to pursue their objective to replicate the returns, before expenses, of each Fund's corresponding Index.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

                                            Sincerely,

                                            -s- WILLIAM F. QUINN
                                            William F. Quinn, President
                                            American AAdvantage Funds

                             (AMERICAN EAGLE LOGO)

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

The year 2003 marked the end of the longest and deepest equity bear market since the Great Depression. Punctuated by better-than-expected earnings due to stunning productivity and modest revenue growth, the equity market recorded better-than-consensus returns. After a setback related to the start of war with Iraq, the market did not look back and never had more than a 5% pullback. As is common after a major bear market low, the best performers featured low-quality, high beta and small capitalization issues as well as those with earnings losses and low prices.

     At its June 25th meeting, the Federal Open Market Committee chose to lower rates to 1.00% from the 1.25% target at which they began 2003. This was the only rate change of the calendar year, as the Committee stated that an accommodative stance of monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity.

     The S&P 500(R) Index closed at 1,111.92 on December 31st, its high for the year, and returned 28.7% for the twelve month period. While large cap stocks performed very well this year, small cap stocks stole the show. The Russell 2000(R) Index gained a whopping 47.3% for the year due to the exceptional performance of some of the lower quality companies.

     Within the large caps, value stocks outperformed growth for the year. The S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by over 6 percentage points in 2003, returning 31.8% and 25.7%, respectively. However, the reverse was true for small caps as the Russell 2000 Growth Index returned 48.5% while the Russell 2000 Value Index posted a return of 46.0% for the year.

     Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the domestic equity bull market that began in October 2002. The stimulus from falling interest rates and excess liquidity is passing at the same time that the growth baton is being passed from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, the waning of deflation fears and a declining dollar are likely to cause rising interest rates. Earnings growth is key for the equity bull market to continue.

     The year turned out to be a great period for international investors. After a difficult start with a negative first quarter, most investment markets rose for the remainder of 2003. Equities broke their 3-year losing streak, bonds produced another strong year, and commodity prices soared.

     For the year ended December 31, 2003, the MSCI EAFE Index posted an impressive total return of 38.6%, the first positive calendar year return since 1999. The European markets moved upward over the year with the price returns of the Dow Jones STOXX 50 up 10.5% in Euros and the FTSE up 13.6% in Sterling. In Japan, the Nikkei 225 Index price rose 24.5% in Yen.

     Over the calendar year, the European Central Bank cut rates twice from 2.75% to 2.50% and from 2.50% to 2.00%, the lowest level since 1999. Low rate levels reflected an effort to boost Europe's struggling economy and counter the Euro's rise, as Euro strengthening negatively affects export competitiveness. Despite decreasing rates, the Euro appreciated 20.2% versus the U.S. Dollar.

     The starting point for 2004 is very different from a year ago. Rather than struggling in the depths of depression, equity investors are optimistic and this optimism has been reflected in valuations. European earnings remain cyclically depressed and have the potential to surprise in 2004 as Europe lags the global recovery. In addition, Europe has the greatest potential for a recovery in M&A activity. The German financial system, so near to the brink a year ago, is healthier although still wobbly. Japan has sidestepped a major banking crisis and the economy is growing. In general the starting position is on the other side of the track from 12 months ago.

S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P500(R)" and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a service mark of the Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE S&P 500 INDEX FUND+
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2003, the total return of the Institutional Class of the American AAdvantage S&P 500 Index Fund was 28.3%, lagging the S&P 500 Index return of 28.7% but exceeding the Lipper S&P 500 Objective Funds Index return of 28.2%.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT FOR THE PERIOD FROM
                           12/31/96* THROUGH 12/31/03

                              (PERFORMANCE GRAPH)

                       INSTITUTIONAL   PLANAHEAD     S&P 500     LIPPER S&P 500
                           CLASS         CLASS        INDEX          INDEX
                       -------------   ----------   ----------   --------------
12/96................   $10,000.00     $10,000.00   $10,000.00     $10,000.00

12/97................   $13,309.00     $13,309.00   $13,336.00     $13,308.00

12/98................   $17,151.00     $17,113.00   $17,147.00     $17,079.00

12/99................   $20,702.00     $20,576.00   $20,755.00     $20,601.00

12/00................   $18,807.00     $18,646.00   $18,867.00     $18,685.00

12/01................   $16,528.00     $16,319.00   $16,625.00     $16,404.00

12/02................   $12,847.00     $12,633.00   $12,951.00     $12,746.00

12/03................   $16,478.00     $16,126.00   $16,665.00     $16,345.00

*   Inception of S&P 500 Index Fund

                                 ANNUALIZED TOTAL RETURNS
                           -------------------------------------
                                  PERIODS ENDED 12/31/03
                           -------------------------------------
                                                        SINCE
                                                      INCEPTION
                           1 YEAR   3 YEAR   5 YEAR   (12/31/96)
                           ------   ------   ------   ----------
Institutional Class(1)...  28.26%   -4.31%   -0.80%     7.40%
PlanAhead Class(1,2).....  27.65%   -4.72%   -1.18%     7.07%
Lipper S&P 500 Index.....  28.24%   -4.36%   -0.87%     7.27%
S&P 500 Index............  28.68%   -4.05%   -0.57%     7.57%

1   Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/96 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/96.
     Nobody predicted such handsome equity returns in 2003, but we will take them after three consecutive years of poor performance. A fourth down year would have been an event not experienced since the equity market crash of 1929 and the subsequent three years. Contributing to the good performance this year was ample liquidity provided on the fiscal and monetary fronts, an improving economy, and less geo-political risk, especially after the capture of Saddam Hussein.
     All ten sectors of the S&P 500 had positive returns for the 2003 calendar year. The sectors with the highest returns in 2003 were Information Technology (up 46.1%) and Materials (up 38.2%). Strong performers in Information Technology included Yahoo (up 175.4%), Intel (up 106.6%) and EMC Corp (up 110.4%). Notable names in the Materials sector included Alcoa (up 70.9%), Newmont Mining (up 68.2%) and Dow Chemical (up 45.7%).
     The prospects for continued economic growth in 2004 look promising. The consumer continues to spend, monetary and fiscal policy remain stimulative, capital spending has turned, job growth has begun and export markets are awakening. With that in mind, the portfolio is expected to continue to meet its objective of closely replicating, before expenses, the return of its benchmark, the S&P 500 Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
General Electric Co.                               3.0%
Microsoft Corp.                                    2.9%
Exxon Mobil Corp.                                  2.6%
Pfizer, Inc.                                       2.6%
Citigroup, Inc.                                    2.4%
Wal Mart Stores, Inc.                              2.2%
Intel Corp.                                        2.0%
American Int'l Group, Inc.                         1.7%
Cisco Systems, Inc.                                1.6%
IBM                                                1.6%

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financials                                        20.7%
Information Technology                            17.1%
Consumer Discretionary                            13.7%
Health Care                                       13.3%
Industrials                                       11.5%
Consumer Staples                                   8.6%
Energy                                             5.8%
Telecommunication Services                         3.4%
Materials                                          3.1%
Utilities                                          2.8%

*   Percent of equity portion of State Street Equity 500 Index

    Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard &
  Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP INDEX FUND(SM)
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2003, the total return of the Institutional Class of the American AAdvantage Small Cap Index Fund was 46.9%. The Fund's performance tracked closely to the Russell 2000(R) Index return of 47.3%, and exceeded the Lipper Small-Cap Core Funds Index return of 40.9%.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT FOR THE PERIOD FROM
                           7/31/00+ THROUGH 12/31/03

                              (PERFORMANCE GRAPH)

+   Inception of Small Cap Index Fund

                       INSTITUTIONAL   LIPPER SMALL-CAP   RUSSELL 2000
                           CLASS          CORE INDEX         INDEX
                       -------------   ----------------   ------------
7/31/00..............   $10,000.00        $10,000.00       $10,000.00

  12/00..............   $ 9,741.00        $10,166.00       $ 9,725.00

  12/01..............   $ 9,943.00        $10,890.00       $ 9,967.00

  12/02..............   $ 7,917.00        $ 8,795.00       $ 7,926.00

  12/03..............   $11,631.00        $12,391.00       $11,671.00

                                       ANNUALIZED TOTAL RETURNS
                                     ----------------------------
                                        PERIODS ENDED 12/31/03
                                     ----------------------------
                                                          SINCE
                                                        INCEPTION
                                     1 YEAR    3 YEAR   (7/31/00)
                                     -------   ------   ---------
Institutional Class(1).............  46.90%    6.09%      4.52%
Lipper Small-Cap Core Index........  40.89%    6.82%      6.48%
Russell 2000 Index.................  47.25%    6.27%      4.62%

1   Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     All 12 Russell 2000 sectors posted positive returns for the year. The top-performing sector was Technology, returning an impressive 65.6%, followed by Health Care and Producer Durables, up 59.6% and 59.0%, respectively. The worst performing sector for the year was Consumer Staples, with a return of 28.2%, followed by Utilities, up 32.7%, and Other (which includes many conglomerates), up 38.7%. The largest individual contributors to the Fund's return for 2003 were Sonus Networks, MGI Pharma and Akamai Technologies. The largest individual detractors from performance were Vertex Pharmaceuticals, AK Steel Holding and Too Inc.

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index.

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
AMR Corp.                                         0.24%
Louisiana-Pacific Corp.                           0.23%
Gen-Probe, Inc.                                   0.21%
South Financial Group, Inc.                       0.21%
Health Care REIT, Inc.                            0.21%
RF Micro Devices, Inc.                            0.21%
Sybase, Inc.                                      0.20%
Andrew Corp.                                      0.20%
The Titan Corp.                                   0.20%
Sonus Networks, Inc.                              0.20%

EQUITY SECTOR ALLOCATION

                                              % OF EQUITIES*
                                              --------------
Financial Services                                22.5%
Consumer Discretionary                            18.3%
Technology                                        14.6%
Health Care                                       13.2%
Materials & Processing                             8.4%
Producer Durables                                  8.2%
Autos and Transportation                           4.3%
Utilities                                          4.1%
Other Energy                                       3.9%
Consumer Staples                                   2.0%
Other                                              0.5%

*   Percent of equity portion of Master Small Cap Index Series

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY INDEX FUND(SM)
--------------------------------------------------------------------------------

     For the twelve months ended December 31, 2003, the Institutional Class of the American AAdvantage International Equity Index Fund posted an impressive total return of 38.9%, closely tracking the MSCI EAFE Index return of 38.6% and outperforming the Lipper International Funds Index return of 36.0%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 12/31/03

                              (PERFORMANCE GRAPH)

*   Inception of International Equity Index Fund

                                       EAFE INDEX      LIPPER
                       INSTITUTIONAL   ----------   INTERNATIONAL
                           CLASS                        INDEX
                       -------------                -------------
7/31/00..............   $10,000.00     $10,000.00    $10,000.00

12/00................   $ 9,297.00     $ 9,338.00    $ 9,191.00

12/01................   $ 7,239.00     $ 7,321.00    $ 7,413.00

12/02................   $ 6,106.00     $ 6,177.00    $ 6,387.00

                        $ 8,479.00     $ 8,560.00    $ 8,687.00

                                       ANNUALIZED TOTAL RETURNS
                                      ---------------------------
                                        PERIODS ENDED 12/31/03
                                      ---------------------------
                                                          SINCE
                                                        INCEPTION
                                      1 YEAR   3 YEAR   (7/31/00)
                                      ------   ------   ---------
Institutional Class(1)..............  38.87%   -3.02%    -4.71%
Lipper Int'l. Funds Index...........  36.00%   -1.86%    -4.04%
EAFE Index(2).......................  38.59%   -2.85%    -4.44%

1   Past performance is not indicative of future performance.
    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter.

     All 21 countries in the MSCI EAFE Index ("EAFE") posted positive returns for the year. The top performer was Greece, up 69.5%, followed by Sweden and Germany, with respective returns of 64.5% and 63.8%, all in U.S. dollars. The worst performers for the year were Finland, the Netherlands, and the United Kingdom with respective returns of 19.4%, 28.1%, and 32.1%.

     Turning to sector performance, all 10 EAFE sectors posted positive returns for the year, led by Industrials (up 48.7%), Information Technology (up 48.6%), and Materials (up 48.4%). Lagging performers were Consumer Staples (up 22.8%), Energy (up 26.3%), and Health Care (up 28.1%). Although they lagged in comparison with other sectors, all broke the 20% mark for the year.

     The largest individual contributors to the Fund's return for 2003 were HSBC Holdings, UFJ Holdings and Vodafone Group. The largest detractors to performance were Sony, Koninklijke Ahold and AMP Limited.

     The American AAdvantage International Equity Index Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY INDEX FUND(SM) -- CONTINUED
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                              % OF EQUITIES*
                                              --------------
BP plc                                             2.4%
HSBC Holdings plc                                  2.3%
Vodafone Group plc                                 2.3%
GlaxoSmithKline plc                                1.8%
Total SA                                           1.6%
Royal Dutch Petroleum Co.                          1.5%
Novartis AG                                        1.5%
Nestle SA                                          1.4%
Toyota Motor Corp.                                 1.2%
Nokia Oyj                                          1.1%

EQUITY SECTOR ALLOCATION

                                      % OF EQUITIES*   EAFE
                                      --------------   -----
Financials                                26.4%        26.5%
Consumer Discretionary                    12.7%        12.7%
Health Care                                9.0%         9.0%
Industrials                                8.7%         8.9%
Consumer Staples                           8.5%         8.5%
Energy                                     8.3%         8.3%
Telecommunication Services                 7.8%         7.8%
Materials                                  6.9%         6.8%
Information Technology                     6.9%         6.8%
Utilities                                  4.8%         4.7%

COUNTRY ALLOCATION

                         (COUNTRY WEIGHTINGS PIE CHART)

                                      % OF EQUITIES*   EAFE
                                      --------------   -----
United Kingdom                            25.9%        25.8%
Japan                                     21.4%        21.4%
France                                     9.9%         9.8%
Switzerland                                7.3%         7.4%
Germany                                    7.2%         7.2%
Netherlands                                5.2%         5.2%
Australia                                  5.1%         5.1%
Italy                                      3.9%         3.9%
Spain                                      3.7%         3.7%
Sweden                                     2.3%         2.3%
Finland                                    1.7%         1.7%
Hong Kong                                  1.6%         1.6%
Belgium                                    1.0%         1.0%
Singapore                                  0.8%         0.8%
Denmark                                    0.7%         0.7%
Ireland                                    0.7%         0.7%
Norway                                     0.5%         0.5%
Greece                                     0.4%         0.4%
Portugal                                   0.3%         0.4%
Austria                                    0.2%         0.2%
New Zealand                                0.2%         0.2%

*   Percent of equity portion of Master International Index
    Series

AMERICAN AADVANTAGE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003
--------------------------------------------------------------------------------
(in thousands, except share and per share amounts)

                                                                S&P 500     SMALL CAP    INTERNATIONAL
                                                                 INDEX        INDEX      EQUITY INDEX
                                                              -----------   ----------   -------------
ASSETS:
    Investment in master portfolio, at value................  $   279,987   $   67,762    $   10,043
    Receivable for fund shares sold.........................           74           --            --
    Other assets............................................           --           --            --
                                                              -----------   ----------    ----------
        TOTAL ASSETS........................................      280,061       67,762        10,043
                                                              -----------   ----------    ----------

LIABILITIES:
    Payable for fund shares redeemed........................           16           --            --
    Administrative service fees payable (Note 2)............           19            2            --
    Other liabilities.......................................           46            4            --
                                                              -----------   ----------    ----------
        TOTAL LIABILITIES...................................           81            6            --
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   279,980   $   67,756    $   10,043
                                                              ===========   ==========    ==========

ANALYSIS OF NET ASSETS:
    Paid-in capital.........................................  $   279,896   $   62,739    $   10,328
    Undistributed net investment income.....................          147           22            16
    Accumulated net realized loss...........................      (44,986)        (640)       (1,272)
    Unrealized net appreciation of investments and futures
      contracts.............................................       44,923        5,635           971
                                                              -----------   ----------    ----------
NET ASSETS..................................................  $   279,980   $   67,756    $   10,043
                                                              ===========   ==========    ==========
SHARES OUTSTANDING (NO PAR VALUE):
    Institutional Class.....................................   16,238,361    6,013,125     1,253,566
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................    2,321,307          N/A           N/A
                                                              ===========   ==========    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
    Institutional Class.....................................  $     15.10   $    11.27    $     8.01
                                                              ===========   ==========    ==========
    PlanAhead Class.........................................  $     14.96          N/A           N/A
                                                              ===========   ==========    ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(in thousands)

                                                              S&P 500    SMALL CAP   INTERNATIONAL
                                                               INDEX       INDEX     EQUITY INDEX
                                                              --------   ---------   -------------
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
    Portfolio income........................................  $  4,306    $  311        $  195
    Portfolio expenses**....................................      (109)      (21)           (6)
                                                              --------    ------        ------
        NET INVESTMENT INCOME ALLOCATED FROM MASTER
          PORTFOLIO.........................................     4,197       290           189
                                                              --------    ------        ------
FUND EXPENSES:
    Administrative service fees (Note 2):
        Institutional Class.................................       107        12             3
        PlanAhead Class.....................................        73        --            --
    Transfer agency fees:
        Institutional Class.................................        35         6             1
        PlanAhead Class.....................................        21        --            --
    Custody and Accounting fees.............................        11        11             3
    Professional fees.......................................         9         1             1
    Registration fees.......................................        25         2             3
    Service fees - PlanAhead Class (Note 2).................        73        --            --
    Printing................................................        22         5             2
    Other expenses..........................................        --        --             1
                                                              --------    ------        ------
        TOTAL FUND EXPENSES.................................       376        37            14
          Less reimbursement of fund expenses (Note 2)......        (5)       --            --
                                                              --------    ------        ------
        NET FUND EXPENSES...................................       371        37            14
                                                              --------    ------        ------
NET INVESTMENT INCOME.......................................     3,826       253           175
                                                              --------    ------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
  PORTFOLIO:
    Net realized gain (loss) from investment transactions...   (12,058)      264           (66)
    Net realized gain from futures transactions.............     1,782        --            --
    Net change in unrealized appreciation of investments and
      futures contracts.....................................    69,056     8,677         2,328
                                                              --------    ------        ------
        NET GAIN ON INVESTMENTS.............................    58,780     8,941         2,262
                                                              --------    ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 62,606    $9,194        $2,437
                                                              ========    ======        ======

----------

** Expenses allocated from the Master Small Cap Index Series and Master International Index Series include expense waivers from their investment adviser. Had expenses not been waived, allocated expenses would have been higher.

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)

                                              S&P 500 INDEX                SMALL CAP INDEX         INTERNATIONAL EQUITY INDEX
                                       ---------------------------   ---------------------------   ---------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           2003           2002           2003           2002           2003           2002
                                       ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............   $   3,826       $  3,604       $    253       $   150        $   175        $    89
   Net realized gain (loss) on
     investments and futures
     transactions....................     (10,276)        (8,115)           264          (889)           (66)          (413)
   Change in net unrealized
     appreciation (depreciation) of
     investments and futures
     contracts.......................      69,056        (59,391)         8,677        (2,815)         2,328           (569)
                                        ---------       --------       --------       -------        -------        -------
       NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        OPERATIONS...................      62,606        (63,902)         9,194        (3,554)         2,437           (893)
                                        ---------       --------       --------       -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
       Institutional Class...........      (3,602)        (3,240)          (242)         (140)          (148)           (71)
       PlanAhead Class...............        (356)          (297)            --            --             --             --
                                        ---------       --------       --------       -------        -------        -------
       TOTAL DISTRIBUTIONS TO
        SHAREHOLDERS.................      (3,958)        (3,537)          (242)         (140)          (148)           (71)
                                        ---------       --------       --------       -------        -------        -------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares.....     185,256        111,986         67,986         9,040          6,510          5,088
   Reinvestments of dividends and
     distributions...................       3,847          3,518            242           140            148             71
   Cost of shares redeemed...........    (188,024)      (114,385)       (20,651)       (6,062)        (3,816)        (3,056)
                                        ---------       --------       --------       -------        -------        -------
       NET INCREASE IN NET ASSETS
        FROM CAPITAL SHARE
        TRANSACTIONS.................       1,079          1,119         47,577         3,118          2,842          2,103
                                        ---------       --------       --------       -------        -------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS..............................      59,727        (66,320)        56,529          (576)         5,131          1,139
                                        ---------       --------       --------       -------        -------        -------
NET ASSETS:
   Beginning of period...............     220,253        286,573         11,227        11,803          4,912          3,773
                                        ---------       --------       --------       -------        -------        -------
   END OF PERIOD*....................   $ 279,980       $220,253       $ 67,756       $11,227        $10,043        $ 4,912
                                        =========       ========       ========       =======        =======        =======
   * Includes undistributed net
     investment income of............   $     147       $     67       $     22       $    10        $    16        $    18
                                        =========       ========       ========       =======        =======        =======

                       See notes to financial statements.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage S&P 500 Index Fund, the American AAdvantage Small Cap Index Fund and the American AAdvantage International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust. The S&P 500 Index Fund commenced operations on December 31, 1996, and commenced sale of a second class of shares of the Fund, designated as "PlanAhead Class" shares, on March 2, 1998. The Institutional Classes of the Small Cap Index and the International Equity Index Funds commenced operations on July 31, 2000.

     Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                           % OF PORTFOLIO
                                                                           HELD BY FUND AT
AMERICAN AADVANTAGE:             PORTFOLIOS:                              DECEMBER 31, 2003
--------------------             -----------                              -----------------
S&P 500 Index Fund               State Street Equity 500 Index Portfolio        10.3%
Small Cap Index Fund             Master Small Cap Index Series                  20.2%
International Equity Index Fund  Master International Index Series               1.8%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  Investment Income

     Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

  Dividends

     Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions of net realized capital gains earned by the Funds, if any,

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

December 31, 2003
--------------------------------------------------------------------------------

will be paid annually. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

     The tax character of distributions during the year ended December 31, 2003 and the fiscal year ended December 31, 2002 were as follows (in thousands):

                                                                                      SMALL CAP       INTERNATIONAL
                                                                S&P 500 INDEX           INDEX         EQUITY INDEX
                                                              -----------------     -------------     -------------
                                                                 YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                              -----------------     -------------     -------------
                                                               2003       2002      2003     2002     2003     2002
                                                              ------     ------     ----     ----     ----     ----
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME
       Institutional Class..................................  $3,602     $3,240     $242     $140     $148     $71
       Plan Ahead Class.....................................     356        297       --                --
                                                              ------     ------     ----     ----     ----     ---
TOTAL DISTRIBUTIONS PAID....................................  $3,958     $3,537     $242     $140     $148     $71
                                                              ======     ======     ====     ====     ====     ===

     As of December 31, 2003 the components of distributable earnings were as follows (in thousands):

                                                                                    INTERNATIONAL
                                                  S&P 500 INDEX   SMALL CAP INDEX   EQUITY INDEX
                                                  -------------   ---------------   -------------
COST BASIS OF INVESTMENTS FOR FEDERAL INCOME
  TAX...........................................    $257,562          $60,918          $ 9,320

     Gross tax unrealized appreciation..........      80,293            8,415              920
     Gross tax unrealized depreciation..........     (57,868)          (3,168)            (196)
                                                    --------          -------          -------
     Net tax unrealized appreciation of
       investments..............................      22,425            5,247              724
     Undistributed ordinary income..............         145               20               36
     Undistributed long-term loss...............     (23,182)            (245)          (1,111)
                                                    --------          -------          -------
TOTAL UNDISTRIBUTED EARNINGS....................    $   (612)         $ 5,022          $  (351)
                                                    ========          =======          =======

     The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization for premium and market discount, and the realization for tax purposes of unrealized gains/(losses) on investment in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. S&P 500 Index and International Equity Index Funds reclassified $244 and $10, respectively, of undistributed net investment income to paid-in capital. S&P 500 Index Fund reclassed $17 of undistributed net investment income to accumulated net realized loss. International Equity Index Fund reclassified $2 of undistributed net investment income to unrealized net appreciation of investments and futures contracts. S&P 500 Index, Small Cap Index and International Equity Index Fund reclassified $768, $126 and $60, respectively, of accumulated net realized loss to paid-in capital. S&P 500 Index Fund reclassed $4 of paid-in capital to unrealized net appreciation of investments and futures contracts.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

December 31, 2003
--------------------------------------------------------------------------------

  Federal Income and Excise Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At December 31, 2003, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

                                                              CAPITAL LOSS
                                                               CARRYOVER
FUND                                                             AMOUNT       EXPIRES
----                                                          ------------   ---------
S&P 500 Index...............................................    $23,182      2005-2011
Small Cap Index.............................................        245      2008-2010
International Equity Index..................................      1,111      2009-2011

     Net capital loss carryovers utilized for the period ended December 31, 2003 by the Small Cap Index Fund amounted to $401.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investment in its Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund, and Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

December 31, 2003
--------------------------------------------------------------------------------

  Service Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of the S&P 500 Index Fund. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

  Other

     Certain officers or Trustees of the Trust are also officers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended December 31, 2003, the cost of air transportation for the Trustees was not material to any of the Funds. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     At December 31, 2003, the employee benefit plans of AMR Corporation and its subsidiary companies owned 89.7% of the Institutional Class of the S&P 500 Index Fund and 100% of the Institutional Class of both the Small Cap Index and International Equity Index Funds.

  Reimbursement of Expenses

     For the period ended December 31, 2003, the Manager reimbursed expenses totaling $4,631 to the PlanAhead Class of the S&P 500 Index Fund.

3.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds:

S&P 500 INDEX FUND

                                        FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                         DECEMBER 31, 2003            DECEMBER 31, 2002
                                    ---------------------------   -------------------------
INSTITUTIONAL CLASS                   SHARES         AMOUNT         SHARES        AMOUNT
-------------------                 -----------   -------------   ----------   ------------
Shares sold.......................   14,142,227   $ 171,509,436    7,200,563   $ 92,333,428
Reinvestment of dividends.........      260,652       3,501,218      249,102      3,229,100
Shares redeemed...................  (14,504,514)   (176,989,380)  (7,388,124)   (94,764,097)
                                    -----------   -------------   ----------   ------------
Net increase (decrease) in capital
  shares outstanding..............     (101,635)  $  (1,978,726)      61,541   $    798,431
                                    ===========   =============   ==========   ============

                                          FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                          DECEMBER 31, 2003           DECEMBER 31, 2002
                                       ------------------------   -------------------------
PLANAHEAD CLASS                         SHARES        AMOUNT        SHARES        AMOUNT
---------------                        ---------   ------------   ----------   ------------
Shares sold..........................  1,087,611   $ 13,747,224    1,397,297   $ 19,652,433
Reinvestment of dividends............     25,890        346,072       22,392        289,205
Shares redeemed......................   (891,739)   (11,034,987)  (1,404,639)   (19,621,383)
                                       ---------   ------------   ----------   ------------
Net increase in capital shares
  outstanding........................    221,762   $  3,058,309       15,050   $    320,256
                                       =========   ============   ==========   ============

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS

December 31, 2003
--------------------------------------------------------------------------------

SMALL CAP INDEX FUND

                                            FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                             DECEMBER 31, 2003         DECEMBER 31, 2002
                                         -------------------------   ----------------------
INSTITUTIONAL CLASS                        SHARES        AMOUNT       SHARES      AMOUNT
-------------------                      ----------   ------------   --------   -----------
Shares sold............................   6,641,904   $ 67,985,621    955,743   $ 9,039,698
Reinvestment of dividends..............      21,770        241,866     17,853       139,614
Shares redeemed........................  (2,108,632)   (20,651,424)  (721,156)   (6,061,590)
                                         ----------   ------------   --------   -----------
Net increase in capital shares
  outstanding..........................   4,555,042   $ 47,576,063    252,440   $ 3,117,722
                                         ==========   ============   ========   ===========

INTERNATIONAL EQUITY INDEX FUND

                                             FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                             DECEMBER 31, 2003        DECEMBER 31, 2002
                                           ----------------------   ----------------------
INSTITUTIONAL CLASS                         SHARES      AMOUNT       SHARES      AMOUNT
-------------------                        --------   -----------   --------   -----------
Shares sold..............................   942,076   $ 6,510,253    775,200   $ 5,087,960
Reinvestment of dividends................    19,104       148,248     12,273        71,181
Shares redeemed..........................  (545,169)   (3,816,176)  (483,575)   (3,055,729)
                                           --------   -----------   --------   -----------
Net increase in capital shares
  outstanding............................   416,011   $ 2,842,325    303,898   $ 2,103,412
                                           ========   ===========   ========   ===========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                  INSTITUTIONAL CLASS
                                          -------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
                                            2003          2002          2001        2000(B)            1999
                                          --------      --------      --------      --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  11.96      $  15.62      $  17.99      $  20.05         $  16.78
                                          --------      --------      --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income...............      0.21          0.20          0.20          0.23             0.19
    Net gains (losses) on securities
      (both realized and unrealized)....      3.14         (3.66)        (2.38)        (2.05)            3.27
                                          --------      --------      --------      --------         --------
Total from investment operations........      3.35         (3.46)        (2.18)        (1.82)            3.46
                                          --------      --------      --------      --------         --------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income............................     (0.21)        (0.20)        (0.19)(C)     (0.24)(C)        (0.19)
                                          --------      --------      --------      --------         --------
Total distributions.....................     (0.21)        (0.20)        (0.19)        (0.24)           (0.19)
                                          --------      --------      --------      --------         --------
NET ASSET VALUE, END OF PERIOD..........  $  15.10      $  11.96      $  15.62      $  17.99         $  20.05
                                          ========      ========      ========      ========         ========
TOTAL RETURN............................    28.26%       (22.27%)      (12.12%)       (9.15%)          20.70%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands)........................  $245,251      $195,368      $254,289      $321,805         $568,645
    Ratios to average net assets
      (annualized):(A)
         Net investment income..........     1.63%         1.47%         1.22%         1.09%            1.28%
         Expenses.......................     0.14%         0.14%         0.15%         0.16%            0.17%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the BT Equity 500 Index Portfolio prior to March 1, 2000, and the State Street Equity 500 Index Portfolio thereafter.

(B) On March 1, 2000, the Fund invested all of its investable assets in the State Street Equity 500 Index Portfolio. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio.

(C) Includes a tax return of capital distribution which amounts to less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                  PLANAHEAD CLASS
                                               -----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------
                                                2003       2002       2001       2000(B)      1999
                                               -------   --------   --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 11.85   $  15.49   $  17.99     $ 20.12     $ 16.83
                                               -------   --------   --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income....................     0.15       0.14       0.14        0.13        0.15
    Net gains (losses) on securities (both
      realized and unrealized)...............     3.12      (3.64)     (2.39)      (2.00)       3.25
                                               -------   --------   --------     -------     -------
Total from investment operations.............     3.27      (3.50)     (2.25)      (1.87)       3.40
                                               -------   --------   --------     -------     -------
LESS DISTRIBUTIONS:
    Dividends from net investment income.....    (0.16)     (0.14)     (0.25)(C)   (0.26)(C)   (0.11)
                                               -------   --------   --------     -------     -------
Total distributions..........................    (0.16)     (0.14)     (0.25)      (0.26)      (0.11)
                                               -------   --------   --------     -------     -------
NET ASSET VALUE, END OF PERIOD...............  $ 14.96   $  11.85   $  15.49     $ 17.99     $ 20.12
                                               =======   ========   ========     =======     =======
TOTAL RETURN.................................   27.65%    (22.59%)   (12.48%)     (9.38%)     20.24%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands).............................  $34,729   $ 24,885   $ 32,284     $ 5,143     $ 6,173
    Ratios to average net assets
      (annualized):(A)
         Net investment income...............    1.16%      1.06%      0.89%       0.66%       0.91%
         Expenses............................    0.63%      0.55%      0.56%       0.54%       0.55%
         Decrease reflected in above expense
           ratio due to absorption of
           expenses by State Street Bank, BT
           and AMR Investment Services,
           Inc...............................    0.01%      0.08%      0.05%       0.16%       0.17%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the BT Equity 500 Index Portfolio prior to March 1, 2000, and the State Street Equity 500 Index Portfolio thereafter.

(B) On March 1, 2000, the Fund invested all of its investable assets in the State Street Equity 500 Index Portfolio. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio.

(C) Includes a tax return of capital distribution which amounted to less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL CLASS
                                                        -------------------------------------------
                                                          YEAR ENDED DECEMBER 31,       JULY 31 TO
                                                        ----------------------------   DECEMBER 31,
                                                         2003       2002      2001         2000
                                                        -------   --------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $  7.70   $   9.79   $  9.69     $ 10.00
                                                        -------   --------   -------     -------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income.............................     0.04       0.11      0.09        0.05
    Net gains (losses) on securities (both realized
      and unrealized).................................     3.57      (2.10)     0.11       (0.31)
                                                        -------   --------   -------     -------
Total from investment operations......................     3.61      (1.99)     0.20       (0.26)
                                                        -------   --------   -------     -------
LESS DISTRIBUTIONS:
    Dividends from net investment income..............    (0.04)     (0.10)    (0.09)      (0.05)
    Tax return of capital.............................       --         --     (0.01)         --
                                                        -------   --------   -------     -------
Total distributions...................................    (0.04)     (0.10)    (0.10)      (0.05)
                                                        -------   --------   -------     -------
NET ASSET VALUE, END OF PERIOD........................  $ 11.27   $   7.70   $  9.79     $  9.69
                                                        =======   ========   =======     =======
TOTAL RETURN..........................................   46.90%    (20.37%)    2.07%      (2.59%)(B)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)..........  $67,756   $ 11,227   $11,803     $ 4,120
    Ratios to average net assets (annualized):(A)
         Net investment income........................    1.04%      1.13%     1.36%       1.61%
         Expenses.....................................    0.24%      0.20%     0.19%       0.50%
         Decrease reflected in above expense ratio due
           to absorption of expenses by AMR Investment
           Services, Inc..............................       --         --        --       0.46%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                  INSTITUTIONAL CLASS
                                                      --------------------------------------------
                                                         YEAR ENDED DECEMBER 31,       JULY 31 TO
                                                      -----------------------------   DECEMBER 31,
                                                       2003       2002       2001         2000
                                                      -------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................  $  5.86   $   7.07   $   9.21     $ 10.00
                                                      -------   --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS:(A)
    Net investment income...........................     0.14       0.11       0.10        0.02
    Net gains (losses) on securities (both realized
      and unrealized)...............................     2.13      (1.23)     (2.12)      (0.72)
                                                      -------   --------   --------     -------
Total from investment operations....................     2.27      (1.12)     (2.02)      (0.70)
                                                      -------   --------   --------     -------
LESS DISTRIBUTIONS:
    Dividends from net investment income............    (0.12)     (0.09)     (0.09)      (0.03)
    Distributions from net realized gain on
      investments...................................       --         --         --       (0.05)
    Tax return of capital...........................       --         --      (0.03)      (0.01)
                                                      -------   --------   --------     -------
Total distributions.................................    (0.12)     (0.09)     (0.12)      (0.09)
                                                      -------   --------   --------     -------
NET ASSET VALUE, END OF PERIOD......................  $  8.01   $   5.86   $   7.07     $  9.21
                                                      =======   ========   ========     =======
TOTAL RETURN........................................   38.87%    (15.65%)   (22.14%)     (7.03%)(B)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)........  $10,043   $  4,912   $  3,773     $ 3,542
    Ratios to average net assets (annualized):(A)
         Net investment income......................    2.71%      1.97%      1.49%       0.63%
         Expenses...................................    0.31%      0.25%      0.29%       0.60%
         Decrease reflected in above expense ratio
           due to absorption of expenses by AMR
           Investment Services, Inc.................       --         --         --       1.52%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INDEX FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
American AAdvantage S&P 500 Index Fund
American AAdvantage Small Cap Index Fund
American AAdvantage International Equity Index Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage S&P 500 Index Fund, the American AAdvantage Small Cap Index Fund, and the American AAdvantage International Equity Index Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the fiscal periods since December 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the American AAdvantage S&P 500 Index Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the fiscal periods since December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                                             -s-
                                            ERNST & YOUNG LLP


Chicago, Illinois
February 13, 2004

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------        -----------------           -------------------------------------------
INTERESTED TRUSTEES
                                    TERM
                             ------------------
                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

William F. Quinn** (56)         Trustee and      President, AMR Investment Services, Inc. (1986-Present);
                              President since    Chairman (1989-2003) and Director (2003-Present), American
                                    1987         Airlines Federal Credit Union; Director, Crescent Real
                                                 Estate Equities, Inc. (1994-Present); Director, Pritchard,
                                                 Hubble & Herr, LLC (investment adviser) (2001-Present);
                                                 Director of Investment Committee, Southern Methodist
                                                 University Endowment Fund (1996-Present); Member of Advisory
                                                 Board, Southern Methodist University Cox School of Business
                                                 (1999-2002); Member of Pension Manager Committee, New York
                                                 Stock Exchange (1997-1998, 2000-2002); Trustee, American
                                                 AAdvantage Mileage Funds (1995-Present); Trustee, American
                                                 AAdvantage Select Funds (1999-Present).

Alan D. Feld** (67)          Trustee since 1996  Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                    TERM
                             ------------------
                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

Stephen D. O'Sullivan (68)   Trustee since 1987  Consultant (1994-Present); Trustee, American AAdvantage
                                                 Mileage Funds (1995-Present); Trustee, American AAdvantage
                                                 Select Funds (1999-Present).

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                     AND CURRENT DIRECTORSHIPS
---------------------        -----------------           -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

R. Gerald Turner (58)        Trustee since 2001  President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American AAdvantage Mileage Funds (2001-Present);
                                                 Trustee, American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (48)     Trustee since 1996  Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American AAdvantage Mileage
                                                 Funds (1996-Present); Trustee, American AAdvantage Select
                                                 Funds (1999-Present).

OFFICERS
                                    TERM
                             ------------------
                                  One Year

Nancy A. Eckl (41)             VP since 1990     Vice President, Trust Investments, AMR Investment Services,
                                                 Inc. (1990-Present).

Michael W. Fields (50)         VP since 1989     Vice President, Fixed Income Investments, AMR Investment
                                                 Services, Inc. (1988-Present).

Barry Y. Greenberg (40)      VP since 1995 and   Vice President, Legal and Compliance, AMR Investment
                              Secretary since    Services, Inc. (1995-Present).
                                    2004

Rebecca L. Harris (37)        Treasurer since    Vice President, Finance, AMR Investment Services, Inc.
                                    1995         (1995- Present).

John B. Roberson (45)          VP since 1989     Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (1991-Present).

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's sub-advisers.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 10.8%
American Greetings Corp. Class
  A (a)........................     16,714   $      366
AutoNation, Inc. (a)...........     69,000        1,268
AutoZone, Inc. (a).............     22,887        1,950
Bed Bath & Beyond, Inc. (a)....     74,814        3,243
Best Buy Co....................     81,821        4,274
Big Lots, Inc. (a).............     32,038          455
Black & Decker Corp............     19,433          958
Brunswick Corp.................     22,929          730
Carnival Corp..................    159,419        6,334
Centex Corp....................     15,788        1,700
Circuit City Stores - Circuit
  City Group...................     52,939          536
Clear Channel Communications,
  Inc..........................    155,765        7,294
Comcast Corp. (a)..............    570,367       18,748
Cooper Tire & Rubber Co........     18,637          398
Dana Corp......................     40,449          742
Darden Restaurants, Inc........     43,710          920
Delphi Corp....................    140,767        1,437
Dillard's, Inc. Class A........     19,253          317
Dollar General Corp............     86,615        1,818
Dow Jones & Co., Inc...........     21,526        1,073
Eastman Kodak Co...............     72,637        1,865
eBay, Inc. (a).................    163,560       10,564
Family Dollar Stores, Inc......     43,568        1,563
Federated Department Stores,
  Inc..........................     45,576        2,148
Ford Motor Co..................    463,455        7,415
Fortune Brands, Inc............     37,566        2,686
Gannett Co., Inc...............     68,538        6,111
Gap, Inc.......................    228,630        5,307
General Motors Corp............    141,973        7,581
Genuine Parts Co...............     45,093        1,497
Goodyear Tire & Rubber Co......     44,442          349
Harley-Davidson, Inc...........     76,538        3,638
Harrah's Entertainment, Inc....     27,933        1,390
Hasbro, Inc....................     43,987          936
Hilton Hotels Corp.............     95,443        1,635
Home Depot, Inc................    576,557       20,462
International Game Technology..     87,452        3,122
Interpublic Group Cos., Inc....     99,277        1,549
JC Penney & Co., Inc...........     68,788        1,808
Johnson Controls, Inc..........     22,698        2,636
Jones Apparel Group, Inc.......     32,379        1,141
KB HOME........................     11,631          844
Knight-Ridder, Inc.............     20,191        1,562
Kohl's Corp. (a)...............     86,910        3,906
Leggett & Platt, Inc...........     50,754        1,098
Limited Brands.................    130,278        2,349
Liz Claiborne, Inc.............     27,641          980
Lowe's Cos., Inc...............    199,123       11,029

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Marriot International, Inc.
  Class A......................     58,339   $    2,695
Mattel, Inc....................    108,345        2,088
May Department Stores Co.......     73,867        2,147
Maytag Corp....................     20,729          577
McDonald's Corp................    321,253        7,977
McGraw-Hill, Inc...............     48,413        3,385
Meredith Corp..................     13,347          651
New York Times Co. Class A.....     38,745        1,852
Newell Rubbermaid, Inc.........     70,821        1,613
NIKE, Inc. Class B.............     66,313        4,540
Nordstrom, Inc.................     34,938        1,198
Office Depot, Inc. (a).........     81,670        1,365
Omnicom Group, Inc.............     48,017        4,193
Pulte Homes, Inc...............     16,218        1,518
Radioshack Corp................     42,553        1,306
Reebok International, Ltd......     15,571          612
Sears Roebuck & Co.............     64,554        2,937
Sherwin-Williams Co............     36,770        1,277
Snap-On, Inc...................     14,748          475
Stanley Works..................     20,232          766
Staples, Inc. (a)..............    127,150        3,471
Starbucks Corp. (a)............     98,726        3,264
Starwood Hotels & Resorts
  Worldwide, Inc. Class B......     50,612        1,821
Target Corp....................    230,757        8,861
Tiffany & Co...................     36,868        1,666
Time Warner, Inc. (a)..........  1,145,847       20,614
TJX Cos., Inc..................    129,713        2,860
Toys "R" Us, Inc. (a)..........     54,169          685
Tribune Co.....................     78,955        4,074
Tupperware Corp................     13,036          226
Univision Communications, Inc.
  Class A (a)..................     81,418        3,232
V.F. Corp......................     27,888        1,206
Viacom, Inc. Class B...........    443,289       19,673
Visteon Corp...................     29,453          307
Walt Disney Co.................    518,073       12,087
Wendy's International, Inc.....     28,567        1,121
Whirlpool Corp.................     18,266        1,327
Yum! Brands, Inc. (a)..........     74,222        2,553
                                             ----------
                                                293,952
                                             ----------

CONSUMER STAPLES - 10.6%
Adolph Coors Co. Class B.......      9,244          519
Alberto Culver Co. Class B.....     15,639          987
Albertson's, Inc...............     92,413        2,093
Altria Group, Inc..............    514,764       28,013
Anheuser-Busch Cos., Inc.......    206,367       10,871
Archer-Daniels-Midland Co......    164,367        2,502
Avon Products, Inc.............     60,474        4,081
Brown-Forman Corp. Class B.....     15,241        1,424
Campbell Soup Co...............    104,683        2,805
Clorox Co......................     54,410        2,642

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Coca-Cola Co...................    621,335   $   31,533
Coca-Cola Enterprises, Inc.....    115,700        2,530
Colgate-Palmolive Co...........    135,935        6,804
ConAgra Foods, Inc.............    135,646        3,580
Costco Wholesale Corp. (a).....    115,751        4,304
CVS Corp.......................     99,792        3,604
General Mills, Inc.............     94,364        4,275
Gillette Co....................    256,144        9,408
H.J. Heinz Co..................     88,820        3,236
Hershey Foods Corp.............     33,504        2,579
Kellogg Co.....................    103,129        3,927
Kimberly-Clark Corp............    127,664        7,544
Kroger Co. (a).................    188,222        3,484
McCormick & Co., Inc...........     36,800        1,108
Pepsi Bottling Group, Inc......     66,053        1,597
PepsiCo, Inc...................    435,010       20,280
Procter & Gamble Co............    328,711       32,832
R.J. Reynolds Tobacco Holdings,
  Inc..........................     21,240        1,235
Safeway, Inc. (a)..............    111,793        2,449
Sara Lee Corp..................    201,217        4,368
SuperValu, Inc.................     33,960          971
SYSCO Corp.....................    163,781        6,098
UST Corp.......................     41,647        1,486
Wal-Mart Stores, Inc...........  1,097,128       58,203
Walgreen Co....................    259,610        9,445
Winn-Dixie Stores, Inc.........     31,710          316
Wrigley Wm., Jr. Co............     56,716        3,188
                                             ----------
                                                286,321
                                             ----------

ENERGY - 5.6%
Amerada Hess Corp..............     22,502        1,196
Anadarko Petroleum Corp........     63,554        3,242
Apache Corp....................     40,965        3,322
Ashland, Inc...................     17,080          753
Baker Hughes, Inc..............     84,480        2,717
BJ Services Co. (a)............     40,055        1,438
Burlington Resources, Inc......     51,128        2,831
ChevronTexaco Corp.............    270,947       23,407
ConocoPhillips.................    172,441       11,307
Devon Energy Corp..............     58,761        3,365
EOG Resources, Inc.............     28,984        1,338
ExxonMobil Corp................  1,675,702       68,704
Halliburton Co.................    111,386        2,896
Kerr-McGee Corp................     26,136        1,215
Marathon Oil Corp..............     78,234        2,589
Nabors Industries, Ltd. (a)....     38,215        1,586
Noble Corp. (a)................     34,523        1,235
Occidental Petroleum Corp......     98,123        4,145
Rowan Cos., Inc. (a)...........     23,639          548
Schlumberger, Ltd..............    148,207        8,110
Sunoco, Inc....................     19,228          983

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Transocean, Inc. (a)...........     82,295   $    1,976
Unocal Corp....................     66,788        2,460
                                             ----------
                                                151,363
                                             ----------

FINANCIALS - 19.8%
ACE, Ltd.......................     70,455        2,918
AFLAC, Inc.....................    129,716        4,693
Allstate Corp..................    178,107        7,662
Ambac Financial Group, Inc.....     27,047        1,877
American Express Co............    325,873       15,717
American International Group,
  Inc..........................    661,083       43,817
AmSouth Bancorp................     88,819        2,176
AON Corp.......................     81,323        1,947
Apartment Investment &
  Management Co. Class A.......     25,000          862
Bank of America Corp...........    376,578       30,288
Bank of New York Co., Inc......    195,779        6,484
Bank One Corp..................    283,162       12,909
BB&T Corp......................    138,618        5,356
Bear Stearns Cos., Inc.........     25,399        2,031
Capital One Financial Corp.....     58,315        3,574
Charles Schwab Corp............    342,893        4,060
Charter One Financial, Inc.....     56,017        1,935
Chubb Corp.....................     48,039        3,271
Cincinnati Financial Corp......     40,667        1,703
Citigroup, Inc.................  1,307,771       63,479
Comerica, Inc..................     45,132        2,530
Countrywide Credit Industries,
  Inc..........................     46,363        3,517
Equity Office Properties
  Trust........................    102,541        2,938
Equity Residential.............     69,607        2,054
Fannie Mae.....................    246,229       18,482
Federal Home Loan Mortgage
  Corp.........................    176,146       10,273
Federated Investors, Inc. Class
  B............................     27,400          804
Fifth Third Bancorp............    144,100        8,516
First Tennessee National
  Corp.........................     31,917        1,408
FleetBoston Financial Corp.....    267,085       11,658
Franklin Resources, Inc........     64,244        3,345
Golden West Financial Corp.....     38,411        3,964
Goldman Sachs Group, Inc.......    119,900       11,838
Hartford Financial Services
  Group, Inc...................     71,488        4,220
Huntington Bancshares, Inc.....     59,354        1,335
J.P. Morgan Chase & Co.........    517,014       18,990
Janus Capital Group, Inc.......     60,619          995
Jefferson-Pilot Corp...........     35,760        1,811
John Hancock Financial
  Services, Inc................     72,978        2,737
KeyCorp........................    105,809        3,102
Lehman Brothers Holdings,
  Inc..........................     68,718        5,306
Lincoln National Corp..........     45,731        1,846
Loews Corp.....................     47,514        2,350

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Marsh & McLennan Cos., Inc.....    134,136   $    6,424
Marshall & Ilsley Corp.........     57,992        2,218
MBIA, Inc......................     36,758        2,177
MBNA Corp......................    323,402        8,037
Mellon Financial Corp..........    108,723        3,491
Merrill Lynch & Co., Inc.......    239,427       14,042
MetLife, Inc...................    192,407        6,478
MGIC Investment Corp...........     24,962        1,421
Moody's Corp...................     37,865        2,293
Morgan Stanley.................    274,443       15,882
National City Corp.............    153,791        5,220
North Fork Bancorp, Inc........     38,090        1,541
Northern Trust Corp............     55,540        2,578
Plum Creek Timber Co., Inc.....     46,180        1,406
PNC Financial Services Group,
  Inc..........................     70,047        3,834
Principal Financial Group,
  Inc..........................     81,550        2,697
Progressive Corp...............     54,647        4,568
ProLogis.......................     45,200        1,450
Providian Financial Corp.
  (a)..........................     73,473          855
Prudential Financial, Inc......    136,700        5,710
Regions Financial Corp.........     56,389        2,098
SAFECO Corp....................     36,364        1,416
Simon Property Group, Inc......     48,263        2,237
SLM Corp.......................    113,942        4,293
SouthTrust Corp................     83,779        2,742
St. Paul Cos., Inc.............     58,828        2,333
State Street Corp. (Note 4)....     84,525        4,402
SunTrust Banks, Inc............     71,172        5,089
Synovus Financial Corp.........     77,604        2,244
T. Rowe Price Group, Inc.......     31,490        1,493
Torchmark Corp.................     28,776        1,310
Travelers Property Casualty
  Corp. Class B................    253,956        4,310
U.S. Bancorp...................    488,661       14,552
Union Planters Corp............     49,344        1,554
UnumProvident Corp.............     74,435        1,174
Wachovia Corp..................    335,326       15,623
Washington Mutual, Inc.........    227,713        9,136
Wells Fargo Co.................    428,811       25,253
XL Capital, Ltd. Class A.......     34,632        2,686
Zions Bancorp..................     23,219        1,424
                                             ----------
                                                538,469
                                             ----------
HEALTH CARE - 12.8%
Abbott Laboratories............    396,167       18,461
Aetna, Inc.....................     38,532        2,604
Allergan, Inc..................     33,191        2,549
AmerisourceBergen Corp.........     28,216        1,584
Amgen, Inc. (a)................    326,875       20,201
Anthem, Inc. (a)...............     35,700        2,677
Applera Corp. - Applied
  Biosystems Group.............     52,567        1,089
Bausch & Lomb, Inc.............     13,825          718

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Baxter International, Inc......    155,626   $    4,750
Becton, Dickinson & Co.........     64,929        2,671
Biogen Idec, Inc. (a)..........     82,673        3,041
Biomet, Inc....................     64,441        2,346
Boston Scientific Corp. (a)....    207,396        7,624
Bristol-Myers Squibb Co........    491,317       14,052
C.R. Bard, Inc.................     13,097        1,064
Cardinal Health, Inc...........    109,566        6,701
Chiron Corp. (a)...............     47,844        2,727
CIGNA Corp.....................     36,289        2,087
Eli Lilly & Co.................    284,497       20,009
Express Scripts, Inc (a).......     19,900        1,322
Forest Laboratories, Inc.
  (a)..........................     92,506        5,717
Genzyme Corp. (a)..............     57,105        2,818
Guidant Corp...................     77,964        4,693
HCA, Inc.......................    125,359        5,385
Health Management Associates,
  Inc. Class A.................     62,198        1,493
Humana, Inc. (a)...............     40,925          935
IMS Health, Inc................     60,181        1,496
Johnson & Johnson..............    752,346       38,866
King Pharmaceuticals, Inc.
  (a)..........................     63,532          969
Manor Care, Inc................     23,151          800
McKesson Corp..................     73,831        2,374
Medco Health Solutions, Inc.
  (a)..........................     68,172        2,317
MedImmune, Inc. (a)............     62,265        1,582
Medtronic, Inc.................    307,102       14,928
Merck & Co., Inc...............    563,903       26,052
Millipore Corp. (a)............     11,728          505
Pfizer, Inc....................  1,934,674       68,352
Quest Diagnostics, Inc. (a)....     27,000        1,974
Schering-Plough Corp...........    371,824        6,466
St. Jude Medical, Inc. (a).....     43,597        2,675
Stryker Corp...................     50,404        4,285
Tenet Healthcare Corp. (a).....    119,909        1,925
UnitedHealth Group, Inc........    148,484        8,639
Watson Pharmaceuticals, Inc.
  (a)..........................     27,003        1,242
WellPoint Health Networks, Inc.
  (a)..........................     38,389        3,723
Wyeth..........................    337,431       14,324
Zimmer Holdings, Inc. (a)......     61,120        4,303
                                             ----------
                                                347,115
                                             ----------

INDUSTRIALS - 10.5%
3M Co..........................    198,884       16,911
Allied Waste Industries, Inc.
  (a)..........................     82,667        1,147
American Power Conversion Corp.
  (a)..........................     50,067        1,224
American Standard Cos., Inc.
  (a)..........................     18,307        1,844
Apollo Group, Inc. (a).........     44,875        3,051
Avery Dennison Corp............     28,670        1,606

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Boeing Co......................    213,045   $    8,978
Burlington Northern Santa Fe
  Corp.........................     94,750        3,065
Caterpillar, Inc...............     87,885        7,296
Cendant Corp. (a)..............    256,322        5,708
Cintas Corp....................     43,082        2,160
Cooper Industries, Ltd.........     23,421        1,357
Crane Co.......................     15,002          461
CSX Corp.......................     54,724        1,967
Cummins, Inc...................     11,273          552
Danaher Corp...................     38,813        3,561
Deere & Co.....................     60,641        3,945
Delta Air Lines, Inc...........     31,293          370
Deluxe Corp....................     12,720          526
Dover Corp.....................     51,413        2,044
Eaton Corp.....................     19,039        2,056
Emerson Electric Co............    106,535        6,898
Equifax, Inc...................     35,969          881
FedEx Corp.....................     75,446        5,093
Fluor Corp.....................     20,406          809
General Dynamics Corp..........     50,006        4,520
General Electric Co. (e).......  2,545,623       78,863
Goodrich Co....................     30,855          916
H&R Block, Inc.................     45,910        2,542
Honeywell International,
  Inc..........................    218,242        7,296
Illinois Tool Works, Inc.......     77,964        6,542
Ingersoll-Rand Co. Class A.....     44,550        3,024
ITT Industries, Inc............     23,902        1,774
Lockheed Martin Corp...........    114,071        5,863
Masco Corp.....................    116,974        3,206
Monster Worldwide, Inc. (a)....     28,492          626
Navistar International Corp.
  (a)..........................     17,880          856
Norfolk Southern Corp..........     99,661        2,357
Northrop Grumman Corp..........     46,339        4,430
PACCAR, Inc....................     29,647        2,524
Pall Corp......................     31,474          844
Parker-Hannifin Corp...........     30,023        1,786
Pitney Bowes, Inc..............     59,839        2,431
Power-One, Inc. (a)............     21,100          229
R.R. Donnelley & Sons Co.......     28,360          855
Raytheon Co....................    106,314        3,194
Robert Half International, Inc.
  (a)..........................     43,214        1,009
Rockwell Automation, Inc.......     47,820        1,702
Rockwell Collins, Inc..........     44,819        1,346
Ryder Systems, Inc.............     15,680          535
Southwest Airlines Co..........    202,140        3,263
Textron, Inc...................     34,275        1,956
Thomas & Betts Corp. (a).......     16,142          369
Tyco International, Ltd........    506,448       13,421
Union Pacific Corp.............     64,540        4,484
United Parcel Service, Inc.
  Class B......................    284,900       21,239
United Technologies Corp.......    119,157       11,292

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
W.W. Grainger, Inc.............     22,809   $    1,081
Waste Management, Inc..........    147,279        4,359
                                             ----------
                                                284,244
                                             ----------

INFORMATION TECHNOLOGY - 17.0%
ADC Telecommunications, Inc.
  (a)..........................    211,127          627
Adobe Systems, Inc.............     59,571        2,341
Advanced Micro Devices, Inc.
  (a)..........................     87,384        1,302
Agilent Technologies, Inc.
  (a)..........................    120,127        3,513
Altera Corp. (a)...............     96,878        2,199
Analog Devices, Inc............     93,561        4,271
Andrew Corp. (a)...............     41,127          473
Apple Computer, Inc. (a).......     91,346        1,952
Applied Materials, Inc. (a)....    421,161        9,455
Applied Micro Circuits Corp.
  (a)..........................     77,142          461
Autodesk, Inc..................     30,015          738
Automatic Data Processing,
  Inc..........................    150,438        5,959
Avaya, Inc. (a)................    105,615        1,367
BMC Software, Inc. (a).........     57,336        1,069
Broadcom Corp. (a).............     75,746        2,582
CIENACorp. (a).................    119,488          793
Cisco Systems, Inc. (a)........  1,749,859       42,504
Citrix Systems, Inc. (a).......     41,653          884
Computer Associates
  International, Inc...........    148,144        4,050
Computer Sciences Corp. (a)....     47,982        2,122
Compuware Corp. (a)............     95,257          575
Comverse Technology, Inc. (a)..     47,738          840
Concord EFS, Inc. (a)..........    120,040        1,781
Convergys Corp. (a)............     36,005          629
Corning, Inc. (a)..............    340,285        3,549
Dell, Inc. (a).................    648,891       22,036
Electronic Arts, Inc. (a)......     76,400        3,650
Electronic Data Systems
  Corp.........................    121,786        2,989
EMC Corp. (a)..................    608,341        7,860
First Data Corp................    184,502        7,581
Fiserv, Inc. (a)...............     49,147        1,942
Gateway, Inc. (a)..............     82,065          378
Hewlett-Packard Co.............    772,619       17,747
Intel Corp.....................  1,655,903       53,320
International Business Machines
  Corp.........................    436,118       40,419
Intuit, Inc. (a)...............     50,051        2,648
Jabil Circuit, Inc. (a)........     49,813        1,410
JDS Uniphase Corp. (a).........    362,319        1,323
KLA Tencor Corp. (a)...........     49,464        2,902
Lexmark International Group,
  Inc. Class A (a).............     32,602        2,564
Linear Technology Corp.........     78,875        3,318
LSI Logic Corp. (a)............     96,135          853
Lucent Technologies, Inc.
  (a)..........................  1,060,672        3,012

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Maxim Integrated Products,
  Inc..........................     84,056   $    4,186
Mercury Interactive Corp.
  (a)..........................     21,548        1,048
Micron Technology, Inc. (a)....    155,632        2,096
Microsoft Corp. (e)............  2,741,204       75,493
Molex, Inc.....................     48,110        1,679
Motorola, Inc..................    589,298        8,292
National Semiconductor Corp.
  (a)..........................     46,609        1,837
NCR Corp. (a)..................     23,992          931
Network Appliance, Inc. (a)....     87,867        1,804
Novell, Inc. (a)...............     93,442          983
Novellus Systems, Inc. (a).....     39,469        1,660
NVIDIA Corp. (a)...............     40,351          938
Oracle Corp. (a)...............  1,324,338       17,481
Parametric Technology Corp.
  (a)..........................     59,341          234
Paychex, Inc...................     95,227        3,543
PeopleSoft, Inc. (a)...........     92,323        2,105
PerkinElmer, Inc...............     32,157          549
PMC-Sierra, Inc. (a)...........     44,724          901
QLogic Corp. (a)...............     23,845        1,230
QUALCOMM, Inc..................    202,639       10,928
Sabre Holdings Corp. Class A...     38,324          827
Sanmina-SCI Corp. (a)..........    128,958        1,626
Scientific-Atlanta, Inc........     39,868        1,088
Siebel Systems, Inc. (a).......    128,558        1,783
Solectron Corp. (a)............    210,214        1,242
Sun Microsystems, Inc. (a).....    825,388        3,706
SunGard Data Systems, Inc.
  (a)..........................     72,350        2,005
Symantec Corp. (a).............     77,700        2,692
Symbol Technologies, Inc.......     58,485          988
Tektronix, Inc. (a)............     21,029          665
Tellabs, Inc. (a)..............    104,775          883
Teradyne, Inc. (a).............     50,292        1,280
Texas Instruments, Inc.........    438,403       12,880
Thermo Electron Corp. (a)......     41,129        1,037
Unisys Corp. (a)...............     85,779        1,274
VERITAS Software Corp. (a).....    109,083        4,054
Waters Corp. (a)...............     31,157        1,033
Xerox Corp. (a)................    199,842        2,758
Xilinx, Inc. (a)...............     86,704        3,359
Yahoo!, Inc. (a)...............    166,390        7,516
                                             ----------
                                                462,602
                                             ----------

MATERIALS - 3.0%
Air Products & Chemicals,
  Inc..........................     58,189        3,074
Alcoa, Inc.....................    219,046        8,324
Allegheny Technologies, Inc....     17,729          234
Ball Corp......................     14,285          851
Bemis Co., Inc.................     13,464          673
Boise Cascade Corp.............     21,519          707
Dow Chemical Co................    233,099        9,690
E.I. Du Pont de Nemours & Co...    252,439       11,584
Eastman Chemical Co............     20,062          793

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
Ecolab, Inc....................     65,426   $    1,791
Engelhard Corp.................     33,330          998
Freeport-McMoRan Copper & Gold,
  Inc. Class B.................     43,114        1,816
Georgia-Pacific Group..........     64,340        1,973
Great Lakes Chemical Corp......     12,803          348
Hercules, Inc. (a).............     28,098          343
International Flavors &
  Fragrances, Inc..............     24,704          863
International Paper Co.........    122,756        5,292
Louisiana Pacific Corp. (a)....     26,459          473
MeadWestvaco Corp..............     52,488        1,562
Monsanto Co....................     65,946        1,898
Newmont Mining Corp............    109,342        5,315
Nucor Corp.....................     20,202        1,131
Pactiv Corp. (a)...............     40,964          979
Phelps Dodge Corp. (a).........     23,005        1,750
PPG Industries, Inc............     43,290        2,771
Praxair, Inc...................     82,120        3,137
Rohm & Haas Co.................     56,696        2,422
Sealed Air Corp. (a)...........     21,136        1,144
Sigma Aldrich Corp.............     17,993        1,029
Temple-Inland, Inc.............     14,314          897
United States Steel Corp.......     26,002          911
Vulcan Materials Co............     25,496        1,213
Weyerhaeuser Co................     55,524        3,554
Worthington Industries, Inc....     21,829          394
                                             ----------
                                                 79,934
                                             ----------

TELECOMMUNICATION SERVICES - 3.3%
Alltel Corp....................     78,798        3,670
AT&T Corp......................    199,647        4,053
AT&T Wireless Services, Inc.
  (a)..........................    694,238        5,547
BellSouth Corp.................    468,128       13,248
CenturyTel, Inc................     36,608        1,194
Citizens Communications Co.
  (a)..........................     72,077          895
Nextel Communications, Inc.
  Class A (a)..................    278,336        7,810
Qwest Communications
  International, Inc. (a)......    434,922        1,879
SBC Communications, Inc........    839,004       21,873
Sprint Corp. (Fon Group).......    228,384        3,750
Sprint Corp. (PCS Group) (a)...    267,678        1,504
Verizon Communications, Inc....    699,898       24,553
                                             ----------
                                                 89,976
                                             ----------

UTILITIES - 2.7%
AES Corp. (a)..................    155,914        1,472
Allegheny Energy, Inc. (a).....     31,899          407
Ameren Corp....................     41,442        1,906
American Electric Power Co.,
  Inc..........................    100,554        3,068
Calpine Corp. (a)..............    114,452          550

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
CenterPoint Energy, Inc........     77,193   $      748
Cinergy Corp...................     45,958        1,784
CMS Energy Corp................     36,505          311
Consolidated Edison, Inc.......     57,022        2,452
Constellation Energy Group,
  Inc..........................     42,303        1,657
Dominion Resources, Inc........     82,987        5,297
DTE Energy Co..................     43,746        1,724
Duke Energy Corp...............    229,477        4,693
Dynegy, Inc. Class A...........     94,930          406
Edison International (a).......     82,662        1,813
El Paso Corp...................    153,494        1,257
Entergy Corp...................     58,843        3,362
Exelon Corp....................     82,689        5,487
FirstEnergy Corp...............     83,512        2,940
FPL Group, Inc.................     46,489        3,041
KeySpan Corp...................     40,206        1,480
Kinder Morgan, Inc.............     31,038        1,834
NICOR, Inc.....................     11,213          382
NiSource, Inc..................     65,967        1,447
Peoples Energy Corp............      9,331          392
PG&E Corp. (a).................    106,123        2,947
Pinnacle West Capital Corp.....     23,081          924
PPL Corp.......................     45,768        2,002
Progress Energy, Inc...........     61,808        2,797
Public Service Enterprise
  Group, Inc...................     60,722        2,660
Sempra Energy..................     56,689        1,704
Southern Co....................    185,258        5,604
TECO Energy, Inc...............     50,776          732
TXU Corp.......................     81,548        1,934
Williams Cos., Inc.............    135,837        1,334
Xcel Energy, Inc...............    100,397        1,705
                                             ----------
                                                 74,253
                                             ----------
    TOTAL COMMON STOCKS (COST
      $2,242,328,348)..........               2,608,229
                                             ----------
                                    PAR
                                  AMOUNT       VALUE
                                 ---------   ----------
                                 (DOLLARS IN THOUSANDS)
GOVERNMENT AND AGENCY SECURITIES - 0.2%
United States Treasury Bill
  0.87% due 03/11/04 (b)(c)....  $   5,910   $    5,900
                                             ----------
    TOTAL GOVERNMENT AND AGENCY
      SECURITIES (COST
      $5,900,002)..............                   5,900
                                             ----------

                                     SHARES
                                 --------------
                                 (IN THOUSANDS)
SHORT TERM INVESTMENTS - 4.6%
AIM Short Term Investment Prime
  Portfolio....................       53,762          53,762
Federated Money Market
  Obligations Trust............          482             482
State Street Navigator
  Securities Lending Prime
  Portfolio (d)................       71,147          71,147
                                                  ----------
TOTAL SHORT TERM INVESTMENTS
  (COST $134,458,153)..........................      125,391
                                                  ----------
TOTAL INVESTMENTS - 100.9% (IDENTIFIED COST
  $2,382,686,503)..............................    2,739,520
                                                  ----------
OTHER ASSETS AND LIABILITIES NET - (0.9)%......
                                                     (24,848)
                                                  ----------
NET ASSETS - 100%..............................   $2,714,672
                                                  ==========

SCHEDULE OF FUTURES CONTRACTS

                               NUMBER OF    UNREALIZED
                               CONTRACTS   APPRECIATION
                               ---------   ------------
                                (DOLLARS IN THOUSANDS)
S&P 500 Financial Futures
  Contracts (long) Expiration
  date 03/2004...............     387         $2,016
                                              ------
Total unrealized appreciation
  on open futures contracts
  purchased..................                 $2,016
                                              ======

---------------

(a) Non-income producing security.

(b) Security held as collateral in relation to initial margin requirements on futures contracts.

(c) Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

(e) All or a portion of these securities have been pledged to cover collateral requirements for open futures con-tracts.

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003
--------------------------------------------------------------------------------
(amounts in thousands)

ASSETS:
    Unaffiliated investments at market (identified cost
     $2,299,614) - including $78,107 of securities loaned
     (Note 2)...............................................  $2,663,971
    Affiliated investments at market (identified cost
     $74,005) (Note 4)......................................      75,549
    Receivables:
        Investment securities sold..........................      42,495
        Dividends and interest..............................       3,624
        Daily variation margin on futures contracts.........         281
                                                              ----------
        TOTAL ASSETS........................................   2,785,920
                                                              ----------
LIABILITIES:
    Payables:
        Due upon return of securities loaned................      71,147
        Management fees (Note 4)............................         101
                                                              ----------
        TOTAL LIABILITIES...................................      71,248
                                                              ----------
NET ASSETS..................................................  $2,714,672
                                                              ==========
COMPOSITION OF NET ASSETS
    Paid-in capital.........................................  $2,346,755
    Net unrealized appreciation on investments and futures
     contracts..............................................     367,917
                                                              ----------
NET ASSETS..................................................  $2,714,672
                                                              ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(amounts in thousands)

INVESTMENT INCOME:
    Dividend income - unaffiliated issuers..................              $ 39,328
    Dividend income - non-controlled affiliated issuers.....                    44
    Interest................................................                   827
    Security lending income (Notes 2 and 4).................                    82
                                                                          --------
        TOTAL INVESTMENT INCOME.............................                40,281
EXPENSES:
    Management fees (Note 4)................................  $   1,017
                                                              ---------
        TOTAL EXPENSES......................................                 1,017
                                                                          --------
NET INVESTMENT INCOME.......................................                39,264
                                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on:
        Investments.........................................   (107,517)
        Futures contracts...................................     16,773
                                                              ---------
                                                                           (90,744)
                                                                          --------
    Net change in unrealized appreciation (depreciation) on:
        Investments.........................................    638,263*
        Futures contracts...................................      2,832
                                                              ---------
                                                                           641,095
                                                                          --------
Net realized and unrealized gain............................               550,351
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $589,615
                                                                          ========

---------------

*   Excludes unrealized depreciation of $1,680 on contributed securities.

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE YEAR   FOR THE YEAR
                                                       ENDED          ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        2003           2002
                                                    ------------   ------------
                                                      (AMOUNTS IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income.........................   $   39,264     $   34,956
    Net realized loss on investments, futures
     contracts, and withdrawals in-kind...........      (90,744)       (70,428)
        Net change in unrealized appreciation
        (depreciation)............................      641,095       (532,213)
                                                     ----------     ----------
        NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS.................      589,615       (567,685)
                                                     ----------     ----------
CAPITAL TRANSACTIONS:
    Proceeds from contributions...................      547,305        557,561
    Contributions in-kind.........................       19,659         41,343
    Fair value of withdrawals.....................     (434,455)      (520,988)
    Withdrawals in-kind...........................           --       (209,981)
                                                     ----------     ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL TRANSACTIONS......................      132,509       (132,065)
                                                     ----------     ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS.......      722,124       (699,750)
NET ASSETS
    Beginning of year.............................    1,992,548      2,692,298
                                                     ----------     ----------
    END OF YEAR...................................   $2,714,672     $1,992,548
                                                     ==========     ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected supplemental data and ratios to average net assets:

                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        2003           2002           2001          2000*
                                                    ------------   ------------   ------------   ------------
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of year (in thousands)........   $2,714,672     $1,992,548     $2,692,298     $2,957,271
    Ratios to average net assets:
         Operating expenses.......................       0.045%         0.045%         0.045%         0.045%+
         Net investment income....................        1.74%          1.57%          1.34%          1.14%+
    Portfolio turnover rate**.....................          12%            13%            14%            18%++
    Total return (a)..............................       28.62%       (22.16%)       (11.94%)        (2.41%)++

---------------

*   The Portfolio commenced operations on March 1, 2000.

**  The Portfolio turnover rate excludes in-kind security transactions.

+   Annualized.

++  Not Annualized.

(a) Results represent past performance and are not indicative of future results.

                       See notes to financial statements.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R)Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2003, only the Portfolio and State Street MSCI(R) EAFE(R) Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

     The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P500 Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

  Security Valuation

     The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

  Securities Transactions, Investment Income and Expenses

     Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.
--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

     All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

  Federal Income Taxes

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

  Futures

     The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

     The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

  Securities Lending

     The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2003, the earned income for the Portfolio and State Street was $81,642 and $27,214, respectively.

     The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2003, the value of the securities loaned amounted to $78,107,395. The loans were collateralized with cash of $71,146,646, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company, and letters of credit from JPMorgan Chase Bank and BNP Paribas in the amounts of $3,321,220 and $5,646,074, respectively.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO

December 31, 2003
--------------------------------------------------------------------------------

3.   SECURITIES TRANSACTIONS:

     For the year ended December 31, 2003, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $406,389,749 and $259,097,959, respectively. The aggregate value of in-kind contributions and withdrawals were $19,659,189 and $0, respectively.

     At December 31, 2003, the cost of investments computed on a federal income tax basis was $2,575,543,868. The aggregate gross unrealized appreciation and gross unrealized depreciation was $587,116,576 and $423,141,026, respectively, resulting in net appreciation of $163,975,550. The differences between book and tax cost amounts are primarily due to wash sales loss deferrals.

4.   RELATED PARTY FEES AND TRANSACTIONS:

     The Portfolio has entered into an investment advisory agreement with SSgAFunds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

     Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 Index. The market value of each of these investments at December 31, 2003 is listed in the Portfolio of Investments.

     During the year, the Portfolio had investment transactions executed through State Street Global Markets LLC, a wholly owned subsidiary of State Street Corp., and an affiliated broker-dealer of SSgA. For the year ended December 31, 2003, the Portfolio paid brokerage commissions to State Street Global Markets LLC of $366,175.

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                                             -s-
ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------
                           STATE STREET MASTER FUNDS

                                                                                     NUMBER OF
                                                                                   FUNDS IN FUND        OTHER
                        POSITION(S)   TERM OF OFFICE                                  COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AND       HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY        HELD BY
AGE                        TRUST       TIME SERVED       DURING PAST FIVE YEARS       TRUSTEE          TRUSTEE
------------------      -----------  ----------------  --------------------------  -------------   ---------------
INDEPENDENT TRUSTEES

Michael F. Holland      Trustee and  Term: Indefinite  Chairman, Holland &               14        Trustee, State
Holland & Company, LLC  Chairman of  Elected: 7/99     Company L.L.C. (investment                  Street
375 Park Avenue         the Board                      adviser) (1995-present).                    Institutional
New York, NY 10152                                                                                 Investment
Age: 59                                                                                            Trust; Director
                                                                                                   of the Holland
                                                                                                   Series Fund,
                                                                                                   Inc.; and
                                                                                                   Director, The
                                                                                                   China Fund,
                                                                                                   Inc.

William L. Boyan        Trustee      Term: Indefinite  Trustee of Old Mutual             14        Trustee, State
State Street Master                  Elected: 7/99     South Africa Master Trust                   Street
Funds                                                  (investments) (1995-                        Institutional
P.O. Box 5049                                          present); Chairman                          Investment
Boston, MA 02206                                       emeritus, Children's                        Trust; and
Age: 67                                                Hospital (1984-present);

Rina K. Spence          Trustee      Term: Indefinite  Director, Boston Plan For         14        Trustee, Old
7 Acacia Street                      Elected: 7/99     Excellence (non-profit)                     Mutual South
Cambridge, MA 02138                                    (1994-present); President                   Africa Master
Age: 55                                                and Chief Operations                        Trust Trustee,
                                                       Officer, John Hancock                       State Street
                                                       Mutual Life Insurance                       Institutional
                                                       Company (1959-1999). Mr.                    Investment
                                                       Boyan retired in 1999.                      Trust; Director
                                                       President of SpenceCare                     of Berkshire
                                                       International LLC (1998-                    Life Insurance
                                                       present); Member of the                     Company of
                                                       Advisory Board, Ingenium                    America; and
                                                       Corp., (technology                          Director,
                                                       company) (2001-present);                    IEmily.com
                                                       Chief Executive Officer,
                                                       IEmily.com, (internet
                                                       company (2000-2001); Chief
                                                       Executive Officer of
                                                       Consensus Pharmaceutical,
                                                       Inc., (1998-1999);
                                                       Founder, President, and
                                                       Chief Executive Officer of
                                                       Spence Center for Woman's
                                                       Health (1994-1998);
                                                       Trustee, Eastern
                                                       Enterprise, (utilities)
                                                       (1988-2000).

--------------------------------------------------------------------------------

STATE STREET EQUITY 500 INDEX PORTFOLIO
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                   FUNDS IN FUND        OTHER
                        POSITION(S)   TERM OF OFFICE                                  COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AND       HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION      OVERSEEN BY        HELD BY
AGE                        TRUST       TIME SERVED       DURING PAST FIVE YEARS       TRUSTEE          TRUSTEE
------------------      -----------  ----------------  --------------------------  -------------   ---------------

Douglas T. Williams     Trustee      Term: Indefinite  Executive Vice President          14        Trustee, State
State Street Master                  Elected: 7/99     of Chase Manhattan Bank,                    Street
Funds                                                  (1987-1999). Mr. Williams                   Institutional
P.O. Box 5049                                          retired in 1999.                            Investment
Boston, MA 02206                                                                                   Trust
Age: 63


OFFICERS

Donald A. Gignac        President    Term: Indefinite  Senior Vice President of          --        --
State Street Bank and                Elected: 8/03     State Street Bank and
Trust Company                                          Trust Company
2 Avenue de Lafayette                                  (2002-present); Vice
Boston, MA 02111                                       President of State Street
Age: 38                                                Bank and Trust Company
                                                       (1993 to 2002).

Karen Gillogly          Treasurer    Term: Indefinite  Vice President of State           --        --
State Street Bank and                Elected: 9/03     Street Bank and Trust
Trust Company                                          Company (1999-present);
One Federal Street                                     Audit Senior Manager,
Boston, MA 02110                                       Ernst & Young LLP (1998 -
Age: 37                                                 1999).

Julie A. Tedesco        Secretary    Term: Indefinite  Vice President and Counsel        --        --
State Street Bank and                Elected: 5/00     of State Street Bank &
Trust Company                                          Trust Company
One Federal Street                                     (2000-present); Counsel of
Boston, MA 02110                                       First Data Investor
Age: 46                                                Services Group, Inc.,
                                                       (1994-2000).

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

SCHEDULE OF INVESTMENTS
December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
COMMON STOCKS
Advertising Agencies - 0.45%
 ADVO Systems, Inc. ......        9,135     $    290,128
+aQuantive, Inc. .........       12,800          131,200
+Catalina Marketing
  Corporation.............       11,200          225,792
 Grey Global Group Inc. ..          328          224,040
+R.H. Donnelley
  Corporation.............        6,133          244,339
+ValueClick, Inc. ........       23,200          210,656
                                            ------------
                                               1,326,155
                                            ------------

Aerospace - 0.3%
 Curtiss-Wright
   Corporation............        5,934          267,089
+Ducommun Incorporated....        2,100           46,935
 HEICO Corporation (Class
   A).....................        2,826           51,433
+MTC Technologies, Inc. ..        1,600           51,552
+Moog Inc. (Class A)......        4,706          232,476
+Orbital Sciences
  Corporation.............       15,335          184,327
+Teledyne Technologies
  Incorporated............       11,434          215,531
 United Industrial
   Corporation............        5,100           92,055
                                            ------------
                                               1,141,398
                                            ------------

Agriculture,Fishing & Ranching - 0.1%
 Alico, Inc. .............          900           31,284
 Delta and Pine Land
   Company................       11,778          299,161
+Virbac Corporation.......        2,700           13,500
                                            ------------
                                                 343,945
                                            ------------

Air Transport - 1.0%
+AAR Corp. ...............       11,568          172,942
+AMR Corporation..........       54,800          709,660
+AirTran Holdings,
  Inc. ...................       23,420          278,698
+Alaska Air Group,
  Inc. ...................        6,699          182,816
+America West Holdings
  Corporation (Class B)...       12,000          148,800
+Atlantic Coast Airlines
  Holdings, Inc. .........       11,523          114,078
+Aviall, Inc. ............        8,700          134,937
+Continental Airlines,
  Inc. (Class B)..........       22,500          366,075
+EGL, Inc. ...............       11,095          194,828
+ExpressJet Holdings,
  Inc. ...................        7,700          115,500
+Frontier Airlines,
  Inc. ...................       10,255          146,236
+MAIR Holdings, Inc. .....        2,944           21,432
+Mesa Air Group, Inc. ....        9,656          120,893
+Northwest Airlines
  Corporation.............       21,200          267,544
+Offshore Logistics,
  Inc. ...................        8,785          215,408

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Petroleum Helicopters,
  Inc. (Voting Shares)....        1,100     $     26,070
 SkyWest, Inc. ...........       16,700          302,604
                                            ------------
                                               3,518,521
                                            ------------

Aluminum - 0.0%
+Century Aluminum
  Company.................        3,802           72,276
                                            ------------

Auto Parts - After Market - 0.2%
+Aftermarket Technology
  Corp. ..................        4,100           56,252
+Keystone Automotive
  Industries, Inc. .......        3,000           76,080
+Raytech Corporation......        5,900           19,588
+Sports Resorts
  International, Inc. ....        3,500           16,100
 Standard Motor Products,
   Inc. ..................        3,100           37,665
 Superior Industries
   International, Inc. ...        7,899          343,764
+TBC Corporation..........        5,300          136,793
                                            ------------
                                                 686,242
                                            ------------

Auto Parts - Original Equipment - 0.3%
+Collins & Aikman
  Corporation.............        9,678           41,906
+Dura Automotive Systems,
  Inc. ...................        6,053           77,297
 Sauer-Danfoss, Inc. .....        2,273           36,823
+Stoneridge, Inc. ........        3,687           55,489
+Strattec Security
  Corporation.............          800           48,728
+Tenneco Automotive
  Inc. ...................       11,300           75,597
+Tower Automotive, Inc. ..       16,771          114,546
 Visteon Corporation......       45,400          472,614
                                            ------------
                                                 923,000
                                            ------------

Auto Trucks & Parts - 0.3%
+A.S.V., Inc. ............        3,000          112,080
 Modine Manufacturing
   Co. ...................        7,794          210,282
 Oshkosh Truck
   Corporation............        9,526          486,112
+Wabash National
  Corporation.............        9,045          265,019
                                            ------------
                                               1,073,493
                                            ------------

Banks - Outside New York City - 6.9%
 1st Source Corporation...        3,840           82,598
 ABC Bancorp..............        2,900           46,313
 AMCORE Financial, Inc. ..        9,118          246,368
 Alabama National
   BanCorporation.........        2,421          127,224
 Allegiant Bancorp,
   Inc. ..................        5,300          148,665

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 American National
   Bankshares Inc. .......        1,300     $     34,424
+AmericanWest
  Bancorporation..........        1,500           34,200
 Arrow Financial
   Corporation............        2,447           67,953
 BancFirst Corporation....        1,045           61,344
 BancTrust Financial
   Group, Inc. ...........          500            8,005
 Bank of Granite Corp. ...        3,986           86,815
 Bank of the Ozarks,
   Inc. ..................        1,600           36,016
 Banner Corporation.......        4,013          100,927
 Boston Private Financial
   Holdings, Inc. ........        7,593          188,610
 Bryn Mawr Bank
   Corporation............        2,200           53,878
 C&F Financial
   Corporation............        1,500           59,550
 CB Bancshares, Inc. .....        1,550           97,030
 CCBT Financial Companies
   Inc. ..................        2,500           87,375
 CNB Financial
   Corporation............          600           25,248
 CVB Financial Corp. .....        9,829          189,592
 Camden National
   Corporation............        1,500           45,540
 Capital City Bank Group,
   Inc. ..................        2,477          113,917
+Capital Corp of the
  West....................        2,300           91,172
 Capitol Bancorp Ltd. ....        1,700           48,280
 Cascade Bancorp..........        5,700          109,725
 Cathay Bancorp, Inc. ....        7,022          390,985
 Cavalry Bancorp, Inc. ...          300            5,271
 Center Bancorp, Inc. ....        3,800           74,708
 Center Financial
   Corporation............          600           16,350
+Central Coast Bancorp....        2,533           45,949
 Central Pacific Financial
   Corp. .................        4,338          130,314
 Century Bancorp, Inc.
   (Class A)..............        1,700           60,282
 Chemical Financial
   Corporation............        6,851          249,308
 Chittenden Corporation...       11,626          391,099
 Citizens Banking
   Corporation............       15,800          516,976
 City Holding Company.....        6,193          216,755
 CityBank.................        2,199           71,467
 CoBiz Inc. ..............        2,184           40,229
 Columbia Bancorp.........        4,000          127,800
 Columbia Bancorp
   (Oregon)...............        4,300           74,175
 Columbia Banking System,
   Inc. ..................        5,735          124,220

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Commercial Bankshares,
   Inc. ..................          300     $     10,068
 Community Bank System,
   Inc. ..................        3,600          176,400
 Community Banks, Inc. ...        2,200           86,482
 Community First
   Bankshares, Inc. ......       12,740          368,696
 Community Trust Bancorp,
   Inc. ..................        3,267           98,663
 Corus Bankshares,
   Inc. ..................        4,752          149,973
 East West Bancorp,
   Inc. ..................        7,898          423,965
 Eastern Virginia
   Bankshares, Inc. ......          500           14,010
 Exchange National
   Bancshares, Inc. ......          600           21,690
 FLAG Financial
   Corporation............          400            5,160
 FNB Corporation (North
   Carolina)..............        2,300           48,714
 FNB Corporation
   (Virginia).............        1,800           53,460
 Farmers Capital Bank
   Corporation............        1,785           60,690
 Financial Institutions,
   Inc. ..................        1,600           45,168
 First Bancorp............        1,924           60,433
 First Busey
   Corporation............        2,576           69,552
 First Charter
   Corporation............        8,023          156,850
 First Citizens Banc
   Corp...................        2,100           59,325
 First Citizens
   BancShares, Inc. (Class
   A).....................        1,747          212,313
 First Commonwealth
   Financial
   Corporation............       16,534          235,775
 First Community Bancorp..        4,800          173,472
 First Community
   Bancshares, Inc. ......        2,794           92,649
 First Essex Bancorp,
   Inc. ..................        2,416          140,466
 First Financial
   Bancorp................        9,587          152,913
 First Financial
   Bankshares, Inc. ......        3,965          165,340
 First Financial
   Corporation............        4,244          127,362
 The First of Long Island
   Corporation............          600           25,794
 First M&F Corporation....          400           15,160
 First Merchants
   Corporation............        4,546          116,014
 First National
   Corporation............        2,230           66,922
 First Oak Brook
   Bancshares, Inc. ......        1,050           31,510
 First South Bancorp,
   Inc. ..................        1,000           36,500
 First State
   Bancorporation.........        3,300          114,675
 First United
   Corporation............          900           21,933
 Firstbank Corporation....        2,835           88,339
 Foothill Independent
   Bancorp................          200            4,732

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Franklin Financial
   Corporation............          300     $      9,216
 Frontier Financial
   Corporation............        4,041          134,000
 GB&T Bancshares, Inc. ...          400            9,452
 German American
   Bancorp................        1,935           33,862
 Glacier Bancorp, Inc. ...        4,760          154,224
 Gold Banc Corporation....       13,622          191,525
 Greater Bay Bancorp......       18,000          512,640
 Greater Community
   Bancorp................          205            3,479
 Greene County Bancshares,
   Inc. ..................        1,100           25,608
 Hancock Holding
   Company................        3,927          214,296
 Hanmi Financial
   Corporation............        1,500           29,655
 Harleysville National
   Corporation............        7,448          224,185
 Heartland Financial USA,
   Inc. ..................        3,300           61,380
+Heritage Commerce
  Corp. ..................        5,200           63,700
 Humboldt Bancorp.........        5,180           90,754
 IBT Bancorp, Inc. .......          300           17,769
 Independent Bank
   Corporation
   (Massachusetts)........        3,745          107,931
 Independent Bank
   Corporation
   (Michigan).............        6,281          178,129
 Integra Bank
   Corporation............        4,874          107,115
 Interchange Financial
   Services Corporation...        3,300           83,490
 International Bancshares
   Corporation............            1               47
 Irwin Financial
   Corporation............        6,048          189,907
 LNB Bancorp, Inc. .......          400            8,120
 LSB Bancshares, Inc. ....        2,700           46,980
 Lakeland Bancorp,
   Inc. ..................        3,598           57,784
 Lakeland Financial
   Corporation............        1,600           56,512
 MASSBANK Corp. ..........        1,700           72,420
 MB Financial, Inc. ......        8,250          300,300
 MBT Financial Corp. .....        3,377           55,754
 Macatawa Bank
   Corporation............        2,450           69,360
 Main Street Banks,
   Inc. ..................        3,100           82,150
 MainSource Financial
   Group, Inc. ...........        1,911           58,610
 Mercantile Bank
   Corporation............        2,900          105,850
 Mercantile Bankshares
   Corporation............            1               46

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Merchants Bancshares,
   Inc. ..................        2,000     $     61,100
 Mid-State Bancshares.....        7,450          189,528
 Midwest Banc Holdings,
   Inc. ..................        4,280           95,230
 NBC Capital Corporation..        2,029           54,113
 NBT Bancorp Inc. ........        8,613          184,663
 Nara Bancorp, Inc. ......        3,800          103,740
 National Bankshares,
   Inc. ..................          500           25,120
 National Penn Bancshares,
   Inc. ..................        6,130          196,896
 Northern States Financial
   Corporation............          100            2,890
 Oak Hill Financial,
   Inc. ..................        1,800           55,458
 Old Second Bancorp,
   Inc. ..................        1,988           98,406
 Omega Financial
   Corporation............        2,541           97,803
 Oriental Financial Group
   Inc. ..................        3,653           93,885
 PAB Bankshares, Inc. ....          400            6,216
 Pacific Capital
   Bancorp................       12,733          468,829
 Pacific Union Bank.......        2,100           53,613
 Patriot Bank Corp. ......        4,500          128,745
 Peapack-Gladstone
   Financial
   Corporation............        2,080           64,480
 PennRock Financial
   Services Corp. ........        1,661           51,624
 Penns Woods Bancorp,
   Inc. ..................        1,540           71,918
 Peoples Bancorp Inc. ....        2,310           68,168
 The Peoples Holding
   Company................        2,332           76,956
 PrivateBancorp, Inc. ....        2,850          129,732
 Prosperity Bancshares,
   Inc. ..................        5,600          126,112
 Provident Bancshares
   Corporation............        8,414          247,708
 R & G Financial
   Corporation (Class B)..        6,741          268,292
 Republic Bancorp,
   Inc. ..................       20,390          275,061
 Republic Bancorp, Inc.
   (Class A)..............        3,409           66,612
 Republic Bancshares,
   Inc. ..................        3,034           95,480
 Resource Bankshares
   Corporation............        2,250           70,943
 Riggs National
   Corporation............        6,801          112,421
 Royal Bancshares of
   Pennsylvania, Inc. ....        1,389           35,420
 S&T Bancorp, Inc. .......        8,163          244,074
 S.Y. Bancorp, Inc. ......        2,700           55,512
 Sandy Spring Bancorp,
   Inc. ..................        7,114          266,064
 Santander BanCorp........        1,458           35,502

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Seacoast Banking
   Corporation of
   Florida................        3,555     $     61,715
 Second Bancorp,
   Incorporated...........        2,317           61,169
 Security Bank
   Corporation............          700           22,050
 Shore Bancshares,
   Inc. ..................          900           33,579
 Sierra Bancorp...........          100            1,568
+Silicon Valley
  Bancshares..............       10,400          375,128
 Simmons First National
   Corporation (Class A)..        4,200          117,180
 The South Financial
   Group, Inc. ...........       22,338          622,337
 Southern Financial
   Bancorp, Inc. .........        2,730          117,581
 Southside Bancshares,
   Inc. ..................        3,885           71,873
 Southwest Bancorp,
   Inc. ..................        3,400           60,792
 Southwest Bancorporation
   of Texas, Inc. ........       10,024          389,432
 State Bancorp, Inc. .....        1,965           47,671
 State Financial Services
   Corporation............          500           13,280
 Sterling Bancshares,
   Inc. ..................       15,276          203,629
 Sterling Financial
   Corporation............        5,250          145,688
 Suffolk Bancorp..........        3,400          117,402
 Summit Bancshares,
   Inc. ..................        2,500           69,650
 Sun Bancorp, Inc. .......        1,600           30,336
+Sun Bancorp, Inc. (New
  Jersey).................        3,070           81,048
 Susquehanna Bancshares,
   Inc. ..................       13,904          347,739
 Taylor Capital Group,
   Inc. ..................          100            2,663
 Texas Regional
   Bancshares, Inc. (Class
   A).....................        8,384          310,208
 Tompkins Trustco,
   Inc. ..................        2,520          116,046
 TriCo Bancshares.........        1,700           53,652
 Troy Financial
   Corporation............        2,845           99,575
 The Trust Company of New
   Jersey.................        5,880          233,318
 TrustCo Bank Corp. NY....       26,116          343,425
 UCBH Holdings, Inc. .....       14,398          561,090
 UMB Financial
   Corporation............        4,976          236,559
 U.S.B. Holding Co.,
   Inc. ..................        3,448           66,857
 Umpqua Holdings
   Corporation............       10,470          217,671
 Union Bankshares
   Corporation............        2,300           70,150
 United Community Banks,
   Inc. ..................        5,000          164,500
 United National Bancorp..        7,691          274,799

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 United Security
   Bancshares, Inc. ......        1,000     $     27,090
 United Security
   Bancshares, Inc.
   (California)...........          100            2,728
 Unizan Financial
   Corp. .................        6,519          132,010
+Virginia Commerce
  Bancorp, Inc. ..........        4,400          140,932
 Virginia Financial Group,
   Inc. ..................        2,200           78,144
 Washington Trust Bancorp,
   Inc. ..................        3,800           99,560
 Wayne Bancorp, Inc. .....        2,205           56,779
 WesBanco, Inc. ..........        6,063          167,884
 West Bancorporation......        3,500           60,550
 West Coast Bancorp.......        3,400           72,556
+Western Sierra Bancorp...        1,980           93,060
 Wintrust Financial
   Corporation............        7,600          342,760
 Yadkin Valley Bank &
   Trust Company..........        1,000           17,100
 Yardville National
   Bancorp................        3,600           92,664
                                            ------------
                                              23,217,566
                                            ------------

Beverage - Brewers (Wineries) - 0.1%
+The Boston Beer Company,
  Inc. (Class A)..........        2,200           39,908
+The Robert Mondavi
  Corporation (Class A)...        3,542          137,571
                                            ------------
                                                 177,479
                                            ------------

Beverage - Soft Drinks - 0.1%
 Coca-Cola Bottling Co.
   Consolidated...........          687           36,748
 Farmer Brothers Co. .....          171           53,224
+Green Mountain Coffee,
  Inc. ...................        1,011           23,273
+National Beverage
  Corp. ..................        1,895           30,889
+Peets Coffee & Tea
  Inc. ...................        4,600           80,086
                                            ------------
                                                 224,220
                                            ------------

Biotechnology - Research & Production - 2.4%
+ARIAD Pharmaceuticals,
  Inc. ...................       17,419          129,772
+AVANT Immunotherapeutics,
  Inc. ...................       27,900           76,446
+AVI BioPharma, Inc. .....        8,000           32,560
+Abgenix, Inc. ...........       29,000          361,340
+Aclara Biosciences
  Inc. ...................        4,200           15,330
+Aksys,Ltd. ..............        9,500           83,885
+Albany Molecular
  Research, Inc. .........        6,687          100,439

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Alexion Pharmaceuticals,
  Inc. ...................        5,580     $     94,972
+Alteon Inc. .............       10,600           16,642
+Antigenics Inc. .........        7,113           80,519
+Applera Corporation -
  Celera Genomics Group...       22,000          306,020
+Arena Pharmaceuticals,
  Inc. ...................        5,800           35,960
+ArthroCare Corporation...        7,420          181,790
+BioReliance Corporation..        2,100          100,422
+Cell Genesys, Inc. ......       10,624          137,475
+Cell Therapeutics,
  Inc. ...................        9,831           85,530
+Ciphergen Biosystems,
  Inc. ...................        6,100           68,564
+Corixa Corporation.......       17,557          106,044
+Cubist Pharmaceuticals,
  Inc. ...................       11,367          138,223
+CuraGen Corporation......       12,900           94,557
+DOV Pharmaceutical,
  Inc. ...................        4,100           55,227
+deCODE GENETICS, Inc. ...       16,800          137,592
+Digene Corporation.......        3,924          157,352
+Discovery Laboratories,
  Inc. ...................       13,900          145,811
+Diversa Corporation......       10,478           96,921
+Encysive Pharmaceuticals
  Inc. ...................       19,696          176,279
+Enzon, Inc. .............       13,500          162,000
+Exact Sciences
  Corporation.............        6,500           65,780
+Exelixis, Inc. ..........       13,418           94,999
+GTC Biotherapeutics,
  Inc. ...................        2,500            7,975
+Gene Logic Inc. .........        9,539           49,507
+Genencor International
  Inc. ...................        1,800           28,350
+Genta Incorporated.......       13,597          141,545
+Geron Corporation........       16,129          160,806
+Immunomedics, Inc. ......       13,109           59,777
+Incyte Genomics, Inc. ...       22,224          152,012
+Integra LifeSciences
  Holdings................        6,600          188,958
+InterMune Inc. ..........       10,214          236,556
+Interpore International,
  Inc. ...................        7,100           92,300
+Kensey Nash Corporation..        3,100           72,075
+Kosan Biosciences,
  Inc. ...................        3,500           34,510
+Lexicon Genetics
  Incorporated............        7,605           44,793
+Martek Biosciences
  Corporation.............        7,712          501,049
+Maxygen Inc. ............        7,001           74,421
+Myriad Genetics, Inc. ...        8,300          106,738

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+NPS Pharmaceuticals,
  Inc. ...................       10,123     $    311,181
+Nabi Biopharmaceuticals..       12,854          163,374
+Nuvelo, Inc. ............       17,400           60,378
+OSI Pharmaceuticals,
  Inc. ...................       13,000          418,730
+Palatin Technologies,
  Inc. ...................        8,500           21,250
+Peregrine
  Pharmaceuticals,
  Inc. ...................       39,055           86,312
+Pharmacopeia, Inc. ......        7,885          112,046
+Progenics
  Pharmaceuticals,
  Inc. ...................        6,200          116,932
+Regeneration
  Technologies, Inc. .....        8,200           89,872
+Repligen Corporation.....       13,300           58,121
+Savient Pharmaceuticals
  Inc. ...................       17,667           81,445
+Seattle Genetics,
  Inc. ...................        3,900           33,462
+Serologicals
  Corporation.............        8,372          155,719
+Sirna Therapeutics,
  Inc. ...................          966            5,023
+Tanox, Inc. .............        7,845          116,498
+Telik, Inc. .............       15,532          357,391
+Third Wave Technologies..        4,600           20,930
+Transkaryotic Therapies,
  Inc. ...................        9,740          152,041
+Trimeris, Inc. ..........        3,738           78,423
+Vicuron Pharmaceuticals
  Inc. ...................       13,806          257,482
+Zymogentics, Inc. .......        2,600           40,300
                                            ------------
                                               8,026,733
                                            ------------

Building Materials - 0.5%
 Ameron International
   Corporation............        2,000           69,380
 Building Materials
   Holding Corporation....        6,000           93,180
 Hughes Supply, Inc. .....        9,690          480,818
 LSI Industries Inc. .....        5,312           71,712
+Mestek, Inc. ............        1,000           19,260
+NCI Building Systems,
  Inc. ...................        5,868          140,245
 Noland Company...........          100            3,900
+Simpson Manufacturing
  Co., Inc. ..............        4,166          211,883
 Texas Industries,
   Inc. ..................        6,645          245,865
+Trex Company, Inc. ......        1,709           64,908
 Watsco, Inc. ............        5,265          119,673
                                            ------------
                                               1,520,824
                                            ------------

Building - Air Conditioning - 0.2%
 Lennox International
   Inc. ..................       12,335          205,995

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 York International
   Corporation............       12,038     $    442,998
                                            ------------
                                                 648,993
                                            ------------

Building - Cement - 0.0%
 Centex Construction
   Products, Inc. ........        1,577           95,046
                                            ------------

Building - Heating & Plumbing - 0.0%
+Aaon, Inc. ..............        1,700           32,997
                                            ------------

Building - Miscellaneous - 0.1%
+Drew Industries
  Incorporated............        3,000           83,400
+Griffon Corporation......        8,047          163,032
                                            ------------
                                                 246,432
                                            ------------

Building - Roofing & Wallboard - 0.1%
 ElkCorp..................        6,351          169,572
+USG Corporation..........       11,700          193,869
                                            ------------
                                                 363,441
                                            ------------

Cable Television Services - 0.2%
+Charter Communications,
  Inc. (Class A)..........       85,900          345,318
+Crown Media Holdings,
  Inc. (Class A)..........        6,698           55,392
+Insight Communications
  Company, Inc. ..........       16,500          170,115
+TiVo Inc. ...............       12,894           95,416
                                            ------------
                                                 666,241
                                            ------------

Casinos & Gambling - 0.6%
+Ameristar Casinos,
  Inc. ...................        4,100          100,327
+Argosy Gaming Company....        7,425          192,976
+Aztar Corporation........       10,491          236,047
 Boyd Gaming
   Corporation............       12,315          198,764
 Churchill Downs
   Incorporated...........        1,432           51,840
 Dover Downs Gaming &
   Entertainment, Inc. ...        2,378           22,496
+Isle of Capri Casinos,
  Inc. ...................        4,775          102,519
+MTR Gaming Group, Inc. ..        8,400           86,520
+Magna Entertainment Corp.
  (Class A)...............       14,800           75,036
+Multimedia Games, Inc. ..        3,900          160,290
+Pinnacle Entertainment,
  Inc. ...................        6,964           64,904
+Scientific Games
  Corporation.............       17,200          292,572
+Shuffle Master, Inc. ....        4,500          155,790
+WMS Industries Inc. .....        6,312          165,374
                                            ------------
                                               1,905,455
                                            ------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------

Chemicals - 1.3%
 A. Schulman, Inc. .......       11,006     $    234,648
 Aceto Corporation........        4,300          109,822
 Albemarle Corp. .........       11,400          341,658
 Arch Chemicals, Inc. ....        5,556          142,567
+Cabot Microelectronics
  Corporation.............        6,400          313,600
 Calgon Carbon
   Corporation............       10,701           66,453
 Cambrex Corporation......        6,085          153,707
 Crompton Corporation.....       35,360          253,531
+Energy Conversion
  Devices, Inc. ..........        4,264           38,504
+Ethyl Corporation........        3,400           74,358
 Georgia Gulf
   Corporation............        7,937          229,221
 Great Lakes Chemical
   Corporation............       13,200          358,908
+Hercules Incorporated....       29,100          355,020
 MacDermid, Inc. .........        9,267          317,302
+Medis Technologies
  Ltd. ...................        3,541           37,889
 Millennium Chemicals
   Inc. ..................       22,840          289,611
 NL Industries, Inc. .....        2,434           28,478
+OM Group, Inc. ..........       10,100          264,519
 Octel Corp. .............        2,000           39,380
+Omnova Solutions Inc. ...       10,195           48,936
+PolyOne Corporation......       25,167          160,817
 Quaker Chemical
   Corporation............        1,800           55,350
 Stepan Company...........        1,655           42,451
+Valence Technology,
  Inc. ...................       10,700           40,125
+W.R. Grace & Co. ........       23,000           59,110
+Wilson Greatbatch
  Technologies, Inc. .....        5,700          240,939
                                            ------------
                                               4,296,904
                                            ------------

Coal - 0.3%
 Arch Coal, Inc. .........       17,000          529,890
 Massey Energy Company....       19,300          401,440
+Westmoreland Coal
  Company.................        1,000           17,500
                                            ------------
                                                 948,830
                                            ------------

Commercial Information Services - 0.4%
+Arbitron Inc. ...........       10,958          457,168
+Ask Jeeves, Inc. ........       12,200          221,064
+CMGI Inc. ...............      152,400          271,272
+infoUSA Inc. ............        6,561           48,683
+LookSmart, Ltd. .........       35,400           54,870
+MarketWatch.com, Inc. ...          400            3,444
+Neoforma, Inc. ..........        1,200           12,768
+ProQuest Company.........        6,674          196,549

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+SOURCECORP,
  Incorporated............        5,853     $    150,012
                                            ------------
                                               1,415,830
                                            ------------

Communications Technology - 2.0%
+Aether Systems, Inc. ....       11,300           53,675
+Anaren Microwave,
  Inc. ...................        7,022           99,151
+Anixter International
  Inc. ...................        9,272          239,959
+Aspect Communications
  Corporation.............        9,500          149,720
+Avanex Corporation.......       18,178           90,708
 Bel Fuse Inc. (Class
   B).....................        2,359           76,973
 Black Box Corporation....        4,588          211,369
+CSG Systems
  International, Inc. ....       15,400          192,346
+Catapult Communications
  Corporation.............        1,572           22,793
+Centillium
  Communications, Inc. ...       12,509           70,426
+CommScope, Inc. .........       15,288          249,653
+Comtech
  Telecommunications
  Corp. ..................        5,050          145,794
+Corvis Corporation.......      118,600          201,620
+CycleLogic, Inc. ........            8                1
+Ditech Communications
  Corporation.............        9,400          179,540
+Echelon Corporation......        8,713           97,063
+Enterasys Networks,
  Inc. ...................       60,000          225,000
+Entrust Technologies
  Inc. ...................       12,300           50,184
+Extreme Networks,
  Inc. ...................       36,600          263,886
+Finisar Corporation......       42,300          132,399
+Harmonic Inc. ...........       23,396          169,621
+Ixia.....................        6,329           74,049
+Inet Technologies,
  Inc. ...................        2,600           31,200
+Infonet Services
  Corporation (Class B)...       12,600           21,420
 Inter-Tel Inc. ..........        6,877          171,787
+InterVoice-Brite,
  Inc. ...................        9,500          112,765
+j2 Global Communications,
  Inc. ...................        6,000          148,620
+KVH Industries, Inc. ....        3,700          101,639
+LTC Storage Networks,
  Inc. ...................        1,600                0
+Net2Phone, Inc. .........       15,680          106,624
+Network Equipment
  Technologies, Inc. .....        5,100           56,100
+New Focus, Inc. .........       14,768           74,135
+Nuance Communications
  Inc. ...................        4,234           32,348
+Oplink Communications,
  Inc. ...................       30,719           73,418
+Optical Communication
  Products, Inc. .........       16,183           59,877

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Packeteer, Inc. .........        7,107     $    120,677
+REMEC, Inc. .............       18,040          151,716
+SeaChange International,
  Inc. ...................        8,908          137,183
+Secure Computing
  Corporation.............        9,988          178,885
+Sonus Networks, Inc. ....       76,000          574,560
+Standard Microsystems
  Corporation.............        3,560           90,068
+Stratex Networks,
  Inc. ...................       25,671          109,102
+Sycamore Networks,
  Inc. ...................       66,300          347,412
 TALX Corporation.........        4,620          106,399
+TIBCO Software Inc. .....       23,000          155,710
+Tekelec..................       15,700          244,135
 Turnstone Systems,
   Inc. ..................       17,886            2,057
+USinternetworking,
  Inc. ...................        4,300                0
+Ulticom, Inc. ...........        2,540           24,511
+Verso Technologies,
  Inc. ...................       33,600          104,160
+ViaSat, Inc. ............        7,601          145,483
+WebEx Communications,
  Inc. ...................        7,631          153,383
+Westell Technologies,
  Inc. ...................       14,300           90,233
+Zhone Technologies,
  Inc. ...................       19,575           96,309
                                            ------------
                                               6,817,846
                                            ------------

Computer Services - Software & Systems - 4.7%
+@Road, Inc. .............        7,900          105,070
+ANSYS, Inc. .............        4,916          195,165
+ActivCard Corp. .........       13,400          105,592
+Agile Software
  Corporation.............       13,402          132,680
+Akamai Technologies,
  Inc. ...................       34,300          368,725
+Altiris, Inc. ...........        3,200          116,736
+American Management
  Systems, Incorporated...       13,095          197,342
+Ansoft Corporation.......          600            7,698
+Anteon International
  Corporation.............        5,300          191,065
+Ariba, Inc. .............       79,500          238,500
+Ascential Software
  Corporation.............       20,795          539,214
+AsianInfo Holdings,
  Inc. ...................       10,697           71,456
+Aspen Technology, Inc. ..       12,808          131,410
+Borland Software
  Corporation.............       21,967          213,739
+BroadVision, Inc. .......        5,700           24,282
+CACI International Inc.
  (Class A)...............        8,716          423,772
+CIBER, Inc. .............       15,902          137,711
+Computer Horizons
  Corp. ..................       15,300           60,129

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Concord Communications,
  Inc. ...................        6,100     $    121,817
+Concur Technologies,
  Inc. ...................        7,900           76,472
+Convera Corporation......          700            2,387
+Datastream Systems,
  Inc. ...................        4,711           36,981
+Dendrite International,
  Inc. ...................       13,164          206,280
+Digimarc Corporation.....        2,937           39,062
+Digital River, Inc. .....        8,300          183,430
+Digitas Inc. ............        3,407           31,753
+eCollege.com.............        6,100          112,606
+EPIQ Systems, Inc. ......        4,645           79,569
+E.piphany, Inc. .........       18,980          136,846
+Electronics for Imaging,
  Inc. ...................       15,339          399,121
+Embarcadero Technologies,
  Inc. ...................        5,630           89,798
+Epicor Software
  Corporation.............       16,300          207,988
+F5 Networks, Inc. .......        9,219          231,397
+Gartner Group, Inc.
  (Class A)...............       24,659          278,893
+Group 1 Software,
  Inc. ...................        1,900           33,478
+Hyperion Solutions
  Corporation.............       13,706          413,099
+iGATE Capital
  Corporation.............        4,100           32,185
+Informatica
  Corporation.............       19,200          197,760
 Integral Systems,
   Inc. ..................        2,100           45,192
+Interland, Inc. .........        6,800           44,404
+Internet Security
  Systems, Inc. ..........       11,500          216,545
+Interwoven, Inc. ........        6,925           87,532
+JDA Software Group,
  Inc. ...................       11,708          193,299
+Kana Software, Inc. .....        4,100           13,817
+Keane, Inc. .............       15,658          229,233
+Keynote Systems, Inc. ...        4,238           50,432
+Lawson Software, Inc. ...       14,400          118,512
+Lionbridge Technologies,
  Inc. ...................       14,400          138,384
+MAPICS, Inc. ............        3,100           40,579
+MRO Software, Inc. ......        5,030           67,704
+MSC.Software Corp. ......        7,300           68,985
+Macrovision Corporation..       12,400          280,116
+Magma Design Automation,
  Inc. ...................        8,900          207,726
+Manhattan Associates,
  Inc. ...................        7,739          213,906
+ManTech International
  Corporation (Class A)...        5,800          144,710
+Manugistics Group,
  Inc. ...................       18,800          117,500
+MatrixOne, Inc. .........       13,597           83,758
+Mentor Graphics
  Corporation.............       22,900          332,966

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Mercury Computer Systems,
  Inc. ...................        8,956     $    223,004
+Micros Systems, Inc. ....        5,899          255,781
+Micromuse, Inc. .........       17,500          120,750
+MicroStrategy
  Incorporated (Class A)..        3,800          199,424
+Mobius Management
  Systems, Inc. ..........        3,600           45,540
+NYFIX, Inc. .............        8,453           67,201
+Nassda Corporation.......        2,600           18,850
+Netegrity, Inc. .........        7,855           80,985
+NetIQ Corporation........       15,874          210,331
+NetScout Systems,
  Inc. ...................        3,685           28,006
+OPNET Technologies,
  Inc. ...................        4,500           74,070
+Openwave Systems Inc. ...       17,933          197,263
+Opsware, Inc. ...........       13,300           98,420
+PC-Tel, Inc. ............        8,226           87,278
+PDF Solutions, Inc. .....        3,200           47,680
+PEC Solutions, Inc. .....        1,877           31,815
+PalmSource, Inc. ........        5,257          114,550
+Parametric Technology
  Corporation.............       67,500          265,950
+Pegasystems Inc. ........        1,400           12,068
+Pinnacle Systems,
  Inc. ...................       20,491          174,788
 Pomeroy Computer
   Resources, Inc. .......        4,300           63,382
+Progress Software
  Corporation.............        8,608          176,120
+Puma Technology, Inc. ...        9,800           39,004
+QAD Inc. ................        1,700           20,842
+Quest Software, Inc. ....       12,000          170,400
+Rainbow Technologies,
  Inc. ...................       11,223          126,371
+Retek Inc. ..............       15,800          146,624
+Roxio, Inc. .............       15,796           75,663
+SAFLINK Corporation......        9,400           25,286
+SERENA Software, Inc. ...        7,197          132,065
+SPSS Inc. ...............        2,689           48,079
+SRA International, Inc.
  (Class A)...............        2,000           86,200
 SS&C Technologies,
   Inc. ..................        3,200           89,440
+SafeNet, Inc. ...........        4,000          123,080
+Sanchez Computer
  Associates, Inc. .......        2,099            8,711
+Sapient Corporation......       26,692          149,475
+ScanSoft, Inc. ..........       21,995          117,013
+SeeBeyond Technology
  Corporation.............       14,927           64,037
+Sigma Designs, Inc. .....       10,900           82,077
+SonicWALL, Inc. .........       16,041          125,120
+Stellent, Inc. ..........        2,900           28,536
+Support.com, Inc. .......       12,400          163,060
+Sybase, Inc. ............       28,400          584,472

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Sykes Enterprises,
  Incorporated............        7,561     $     64,722
+Synplicity, Inc. ........        3,700           28,971
 Syntel, Inc. ............          883           21,819
+Systems & Computer
  Technology Corporation..       11,692          191,164
+Tier Technologies, Inc.
  (Class B)...............        6,900           56,373
+Transaction Systems
  Architects, Inc. (Class
  A)......................       10,585          239,539
+The TriZetto Group,
  Inc. ...................        7,208           46,492
+Tyler Technologies,
  Inc. ...................       10,500          101,115
+Vastera, Inc. ...........        8,100           32,400
+Verint Systems Inc. .....        2,100           47,376
+Verity, Inc. ............        7,767          129,631
+Vignette Corporation.....       65,100          147,777
+Vitria Technology,
  Inc. ...................        5,500           39,050
+WatchGuard Technologies,
  Inc. ...................       12,162           70,783
+webMethods, Inc. ........       14,420          131,943
+Websense, Inc. ..........        6,551          191,551
+Wind River Systems,
  Inc. ...................       21,700          190,092
+Zoran Corporation........       14,108          245,338
                                            ------------
                                              15,841,455
                                            ------------

Computer Technology - 1.6%
+Adaptec, Inc. ...........       34,500          304,635
+Advanced Digital
  Information
  Corporation.............       19,534          273,476
 Analogic Corporation.....        3,272          134,152
+CompuCom Systems, Inc. ..        4,700           24,628
+Computer Network
  Technology Corporation..        8,554           81,605
+Concurrent Computer
  Corporation.............       19,579           85,560
+Constellation 3D,
  Inc. ...................        2,000                0
+Cray, Inc. ..............       20,700          205,551
+CyberGuard Corporation...        1,400           12,208
+Dot Hill Systems
  Corp. ..................       10,600          160,590
+FalconStor Software,
  Inc. ...................       10,209           89,227
+Fargo Electronics........        5,000           63,600
+FileNET Corporation......       11,882          321,765
+Gateway Inc. ............       71,600          329,360
+Hutchinson Technology
  Incorporated............        8,017          246,443
+InFocus Corporation......       14,166          137,127
+Innovex, Inc. ...........        7,600           64,068
+Intergraph Corp. ........       14,596          349,136
 Iomega Corporation.......       15,003           89,718
+Komag, Incorporated......        5,800           84,854
+Lexar Media, Inc. .......       18,674          325,488
+Neoware Systems, Inc. ...        4,900           67,130
+Overland Storage,
  Inc. ...................        3,900           73,320
+PalmOne, Inc. ...........       13,094          153,855

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Perot Systems Corporation
  (Class A)...............       31,000     $    417,880
+Quantum Corporation - DLT
  & Storage Systems.......       40,000          124,800
+RSA Security Inc. .......       15,600          221,520
+Radiant Systems, Inc. ...        4,457           37,483
+RadiSys Corporation......        6,442          108,612
+Safeguard Scientifics,
  Inc. ...................       31,347          126,642
+Silicon Graphics,
  Inc. ...................       55,207           75,634
+SimpleTech, Inc. ........          100              601
+Stratasys, Inc. .........        3,300           89,958
+Synaptics Incorporated...        3,700           55,426
+UNOVA, Inc. .............       15,609          358,227
                                            ------------
                                               5,294,279
                                            ------------

Construction - 0.3%
+EMCOR Group, Inc. .......        4,318          189,560
 Granite Construction
   Incorporated...........       13,571          318,783
+Modtech Holdings, Inc. ..        1,400           11,774
+Perini Corporation.......        3,000           27,450
+Washington Group
  International, Inc. ....        9,100          309,127
                                            ------------
                                                 856,694
                                            ------------

Consumer Electronics - 0.9%
+Activision, Inc. ........       29,900          544,180
+Alloy, Inc. .............       14,567           75,894
+Atari, Inc. .............        4,453           18,703
+CNET Networks, Inc. .....       32,200          219,604
+eUniverse, Inc. .........        5,500            8,800
+EarthLink, Inc. .........       39,900          399,000
+FindWhat.com.............        4,900           91,875
+InfoSpace, Inc. .........        7,500          172,875
+Lifeline Systems,
  Inc. ...................        2,200           41,800
+Midway Games Inc. .......       17,074           66,247
+NIC Inc. ................       16,100          129,283
+NetFlix Inc. ............        3,800          207,822
+Register.com, Inc. ......        5,382           28,256
+Sohu.com Inc. ...........        5,900          177,059
+THQ Inc. ................       13,625          230,399
+Take-Two Interactive
  Software, Inc. .........       14,014          403,743
+United Online, Inc. .....       14,650          245,974
+Universal Electronics
  Inc. ...................        4,086           52,056
                                            ------------
                                               3,113,570
                                            ------------

Consumer Products - 0.8%
+American Greetings
  Corporation (Class A)...       18,400          402,408
+The Boyds Collection,
  Ltd. ...................        5,329           22,648
 CSS Industries, Inc. ....        1,612           49,988

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Jarden Corp. ............        7,500     $    205,050
 Matthews International
   Corporation (Class A)..        8,173          241,839
 The Nautilus Group,
   Inc. ..................        8,963          125,930
 Oakley, Inc. ............       13,600          188,224
+Playtex Products,
  Inc. ...................        6,376           49,286
+RC2 Corporation..........        4,000           83,000
 The Topps Company,
   Inc. ..................       10,391          106,612
 The Toro Company.........        7,598          352,547
 Tupperware Corporation...       17,474          302,999
+USANA Health Sciences,
  Inc. ...................        3,400          104,040
+The Yankee Candle
  Company, Inc. ..........       10,983          300,165
                                            ------------
                                               2,534,736
                                            ------------

Containers & Packaging - Metal & Glass - 0.3%
+Crown Holdings, Inc. ....       53,869          488,053
 Greif Bros. Corporation
   (Class A)..............        3,775          134,050
+Mobile Mini, Inc. .......        4,871           96,056
+Silgan Holdings Inc. ....        3,400          144,806
                                            ------------
                                                 862,965
                                            ------------

Containers & Packaging - Paper & Plastic - 0.0%
 Myers Industries,
   Inc. ..................        6,020           72,962
                                            ------------
Copper - 0.1%
+Mueller Industries,
  Inc. ...................       10,082          346,418
                                            ------------

Cosmetics - 0.1%
+Del Laboratories,
  Inc. ...................          772           19,294
+Elizabeth Arden, Inc. ...        5,993          119,381
 Inter Parfums, Inc. .....        2,000           45,180
 Nu Skin Enterprises, Inc.
   (Class A)..............       11,826          202,106
+Revlon, Inc. (Class A)...        6,560           14,694
                                            ------------
                                                 400,655
                                            ------------

Diversified Financial Services - 0.1%
+Euronet Worldwide,
  Inc. ...................        6,300          113,400
+Rewards Network Inc. ....        8,800           93,808
+U.S.I. Holdings
  Corporation.............        5,000           65,250
                                            ------------
                                                 272,458
                                            ------------

Diversified Materials & Processing - 0.5%
 Acuity Brands, Inc. .....       12,060          311,148
+Armor Holdings, Inc. ....        6,516          171,436
 Barnes Group Inc. .......        4,657          150,468
 CLARCOR Inc. ............        7,755          341,995
+Hexcel Corporation.......        6,662           49,365
 Olin Corporation.........       19,014          381,421
 Tredegar Corporation.....        7,745          120,280

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Valhi, Inc. .............        8,520     $    127,459
                                            ------------
                                               1,653,572
                                            ------------

Diversified Production - 0.1%
 Thomas & Betts
   Corporation............       15,152          346,829
                                            ------------

Drug & Grocery Store Chains - 0.5%
+7-Eleven, Inc. ..........        7,179          115,223
 Arden Group, Inc. (Class
   A).....................          432           33,480
 Casey's General Stores,
   Inc. ..................       14,007          247,364
+Duane Read Inc. .........        6,528          110,454
+The Great Atlantic &
  Pacific Tea Company,
  Inc. ...................        5,931           49,820
 Ingles Markets,
   Incorporated (Class
   A).....................        4,664           47,899
 Longs Drug Stores
   Corporation............       10,783          266,771
 Nash-Finch Company.......        4,177           93,314
+Pathmark Stores, Inc. ...       13,942          105,959
 Ruddick Corporation......       12,069          216,035
+Smart & Final Inc. ......        2,629           26,500
 Weis Markets, Inc. ......        3,400          123,420
+Wild Oats Markets,
  Inc. ...................       10,029          129,675
                                            ------------
                                               1,565,914
                                            ------------

Drugs & Pharmaceuticals - 2.7%
+aaiPharma Inc. ..........        4,400          110,528
+Able Laboratories,
  Inc. ...................        4,400           79,508
+Adolor Corporation.......       15,300          306,306
+Alkermes, Inc. ..........       19,600          264,600
 Alpharma, Inc. (Class
   A).....................       11,225          225,622
+Aphton Corporation.......       13,424           80,544
+AtheroGenics, Inc. ......       13,000          194,350
+Atrix Laboratories,
  Inc. ...................        7,400          177,896
+Bentley Pharmaceuticals,
  Inc. ...................        2,600           34,580
+BioMarin Pharmaceutical
  Inc. ...................       19,648          152,645
+Biopure Corporation......       16,372           38,965
+Bone Care International,
  Inc. ...................        1,910           24,333
+Bradley Pharmaceuticals,
  Inc. ...................        3,400           86,462
+CIMA Labs Inc. ..........        5,272          171,973
+CV Therapeutics, Inc. ...       10,200          149,532
+Chattem, Inc. ...........        5,700          102,030
+CollaGenex
  Pharmaceuticals,
  Inc. ...................        3,700           41,477
+Columbia Laboratories,
  Inc. ...................        9,104           57,355
+Connetics Corporation....       11,802          214,324

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 D & K Healthcare
   Resources, Inc. .......        4,100     $     55,596
+Dendreon Corporation.....        1,100            8,866
+Durect Corporation.......       25,900           66,822
+Enzo Biochem, Inc. ......        6,315          113,102
+Esperion Therapeutics,
  Inc. ...................       11,517          398,603
+First Horizon
  Pharmaceutical
  Corporation.............        6,400           71,680
+Guilford Pharmaceuticals
  Inc. ...................       10,036           68,044
+Hi-Tech Pharmacal Co.,
  Inc. ...................        2,500           58,750
+Hollis-Eden
  Pharmaceuticals,
  Inc. ...................        3,000           33,030
+ILEX Oncology, Inc. .....       11,524          244,885
+ImmunoGen, Inc. .........       13,027           65,786
+Impax Laboratories,
  Inc. ...................        9,500          136,705
+Indevus Pharmaceuticals,
  Inc. ...................       11,888           70,020
+Inspire Pharmaceuticals,
  Inc. ...................        8,100          114,696
+Isis Pharmaceuticals,
  Inc. ...................       14,289           92,878
+K-V Pharmaceutical
  Company (Class A).......        9,600          244,800
+Kos Pharmaceuticals,
  Inc. ...................        5,866          252,473
+La Jolla Pharmaceutical
  Company.................       11,900           51,051
+Lannett Company, Inc. ...        1,800           30,258
+Ligand Pharmaceuticals
  Incorporated (Class B)..       18,016          264,655
+MGI Pharma, Inc. ........       10,702          440,387
+Medarex, Inc. ...........       23,200          144,536
+The Medicines Company....       14,227          419,127
+Nektar Therapeutics......       13,900          189,179
+NeoPharm, Inc. ..........        4,045           74,104
+Neose Technologies,
  Inc. ...................        6,463           59,460
+Noven Pharmaceuticals,
  Inc. ...................        7,831          119,110
+Onyx Pharmaceuticals,
  Inc. ...................       10,000          282,300
+POZEN Inc. ..............        7,800           79,560
+PRAECIS Pharmaceuticals
  Incorporated............       20,017          128,909
+Pain Therapeutics,
  Inc. ...................        4,800           33,360
+Penwest Pharmaceuticals
  Co. ....................        6,400          110,592
 Perrigo Company..........       23,015          361,796
+Priority Healthcare
  Corporation (Class B)...       12,200          294,142
+Quidel Corporation.......        5,600           60,592
+Regeneron
  Pharmaceuticals,
  Inc. ...................       10,419          153,263

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Rigel Pharmaceuticals,
  Inc. ...................           78     $      1,490
+SFBC International,
  Inc. ...................        3,700           98,272
+Salix Pharmaceuticals,
  Ltd. ...................        5,100          115,617
+SciClone Pharmaceuticals,
  Inc. ...................       11,900           80,682
+SuperGen, Inc. ..........       10,682          117,502
+Tularik Inc. ............       18,995          306,769
+United Therapeutics
  Corporation.............        6,746          154,821
+VIVUS, Inc. .............        7,500           28,425
+Vertex Pharmaceuticals
  Incorporated............       26,800          274,164
                                            ------------
                                               9,083,889
                                            ------------

Education Services - 0.3%
+Bright Horizons Family
  Solutions, Inc. ........        4,602          193,284
+DigitalThink, Inc. ......       19,700           55,357
+Learning Tree
  International, Inc. ....        2,830           49,214
+The Princeton Review,
  Inc. ...................        2,500           24,375
+Renaissance Learning,
  Inc. ...................        2,349           56,564
 Strayer Education,
   Inc. ..................        3,692          401,800
+Sylvan Learning System,
  Inc. ...................       12,028          346,286
                                            ------------
                                               1,126,880
                                            ------------

Electrical & Electronics - 0.4%
+Benchmark Electronics,
  Inc. ...................       11,286          392,866
+InVision Technologies,
  Inc. ...................        6,400          214,848
+OSI Systems, Inc. .......        3,200           61,472
+Pemstar Inc. ............        6,700           22,043
+Plexus Corporation.......       12,261          210,521
+Power Integrations,
  Inc. ...................        8,032          268,751
+TTM Technologies, Inc. ..        5,300           89,464
+Universal Display
  Corporation.............        4,607           62,978
                                            ------------
                                               1,322,943
                                            ------------

Electrical Equipment & Components - 0.7%
 A.O. Smith Corporation...        6,981          244,684
 Baldor Electric Company..        8,371          191,277
 CTS Corporation..........       10,508          120,842
+Cable Design Technology..       12,884          115,827
 Cohu, Inc. ..............        7,818          149,715
 Franklin Electric Co.,
   Inc. ..................        1,830          110,697
+General Cable
  Corporation.............       16,390          133,578

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+The Genlyte Group
  Incorporated............        3,673     $    214,430
+Littelfuse Inc. .........        8,960          258,227
+MKS Instruments, Inc. ...        7,800          226,200
+Powell Industries,
  Inc. ...................        2,031           38,894
+Power-One, Inc. .........       19,400          210,102
+Sonic Solutions..........        4,900           74,970
+Technitrol, Inc. ........       11,761          243,923
+Triumph Group, Inc. .....        4,079          148,476
                                            ------------
                                               2,481,842
                                            ------------

Electrical - Household Appliance - 0.0%
 Applica Incorporated.....        5,996           45,570
+Emerson Radio Corp. .....        2,900           10,904
 National Presto
   Industries, Inc. ......        1,350           48,803
+REX Stores Corporation...        1,500           21,240
                                            ------------
                                                 126,517
                                            ------------

Electronics - 0.8%
+II-VI Incorporated.......        3,986          102,839
+Aeroflex Incorporated....       23,812          278,362
 Agilysys, Inc. ..........        9,863          109,972
+Avid Technology, Inc. ...       10,094          484,512
 BEI Technologies,
   Inc. ..................        2,532           50,640
+Daktronics, Inc. ........        5,299          133,323
+Drexler Technology
  Corporation.............        3,600           49,212
+EMS Technologies, Inc. ..        4,100           84,214
+FLIR Systems, Inc. ......       11,266          411,209
+Kopin Corporation........       21,500          144,265
+MRV Communications,
  Inc. ...................       30,279          113,849
+Manufacturers' Services
  Limited.................        2,400           14,592
 Methode Electronics......       10,380          126,947
 Park Electrochemical
   Corp. .................        5,349          141,695
+Read-Rite Corporation....        7,058               35
+Research Frontiers
  Incorporated............        3,304           30,694
 Richardson Electronics,
   Ltd. ..................        4,400           54,076
+Semtech Corporation......       18,000          409,140
+Supertex, Inc. ..........        1,967           37,570
                                            ------------
                                               2,777,146
                                            ------------

Electronics - Instruments Gauges & Meters - 0.1%
+Itron, Inc. .............        7,682          141,042
 Keithley Instruments,
   Inc. ..................        2,701           49,428
+Metrologic Instruments,
  Inc. ...................        2,700           72,900

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Zygo Corporation.........        6,095     $    100,507
                                            ------------
                                                 363,877
                                            ------------

Electronics  - Medical Systems - 0.6%
+Aspect Medical Systems,
  Inc. ...................        1,100           12,551
+Bruker BioSciences
  Corporation.............        5,387           24,511
+CTI Molecular Imaging,
  Inc. ...................        9,300          157,263
+Candela Corporation......        3,600           65,448
+CardioDynamics
  International
  Corporation.............        9,632           57,503
 Datascope Corp. .........        3,470          124,399
+EPIX Medical, Inc. ......        5,200           84,656
+eResearch Technology,
  Inc. ...................        9,300          236,406
+Haemonetics Corporation..        5,472          130,726
+Hologic, Inc. ...........        9,000          155,970
+I-STAT Corporation.......        3,100           47,430
+Intuitive Surgical,
  Inc. ...................       11,681          199,628
+Luminex Corporation......        4,451           41,750
+Possis Medical, Inc. ....        6,088          120,238
+Quality Systems, Inc. ...        1,500           66,885
+TriPath Imaging, Inc. ...        6,832           53,290
+VISX,Incorporated........       11,486          265,901
+Zoll Medical
  Corporation.............        3,061          108,604
                                            ------------
                                               1,953,159
                                            ------------

Electronics - Semiconductors/Components - 2.2%
+Actel Corp. .............        6,916          166,676
+Alliance Semiconductor
  Corporation.............        9,241           65,704
+Artisan Components,
  Inc. ...................        6,600          135,300
+CEVA, Inc. ..............       10,300          107,120
+ChipPAC, Inc. ...........       14,151          107,406
+Cirrus Logic, Inc. ......       21,100          161,837
+Conexant Systems,
  Inc. ...................       89,000          442,330
+DSP Group, Inc. .........        9,683          241,204
+Diodes Incorporated......        3,150           59,850
+ESS Technology, Inc. ....       11,029          187,603
+Exar Corporation.........       14,327          244,705
+Excel Technology,
  Inc. ...................        1,973           64,833
+Genesis Microchip
  Incorporated............       11,000          198,440
+GlobespanVirata, Inc. ...       47,916          281,746
+Integrated Silicon
  Solution, Inc. .........        8,738          136,924
+IXYS Corporation.........        3,593           33,595
+Lattice Semiconductor
  Corporation.............       35,200          340,736
+Micrel, Inc. ............       16,700          260,186
+Microsemi Corporation....        9,245          227,242

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Mindspeed Technologies
  Inc. ...................       27,300     $    187,005
+Monolithic System
  Technology, Inc. .......        5,300           45,315
+ON Semiconductor
  Corporation.............       12,100           78,045
+OmniVision Technologies,
  Inc. ...................        7,400          408,850
+Pericom Semiconductor
  Corporation.............        4,993           53,225
+Pixelworks, Inc. ........       10,864          119,939
+Planar Systems Inc. .....        5,329          129,601
+RF Micro Devices,
  Inc. ...................       60,300          606,015
+SBS Technologies,
  Inc. ...................        4,088           60,134
+SIPEX Corporation........        7,561           58,295
+Silicon Image, Inc. .....       21,476          155,271
+Silicon Storage
  Technology, Inc. .......       24,458          269,038
+Siliconix Incorporated...        1,800           82,260
+Skyworks Solutions,
  Inc. ...................       49,833          433,547
+Superconductor
  Technologies Inc. ......       24,600          137,268
+Three-Five Systems,
  Inc. ...................        5,356           28,065
+Transmeta Corporation....       32,100          109,140
+TriQuint Semiconductor,
  Inc. ...................       41,236          291,539
+Virage Logic
  Corporation.............        2,700           27,459
+Vitesse Semiconductor
  Corporation.............       63,800          374,506
+White Electronic Designs
  Corporation.............        8,700           76,560
+Xicor, Inc. .............        6,634           75,230
                                            ------------
                                               7,269,744
                                            ------------

Electronics - Technology - 0.9%
+Checkpoint Systems,
  Inc. ...................       13,923          263,284
+Coherent, Inc. ..........        9,180          218,484
 Cubic Corporation........        4,652          106,996
+DRS Technologies, Inc. ..        8,774          243,742
 EDO Corporation..........        5,626          138,681
+Gerber Scientific,
  Inc. ...................        4,700           37,412
+Herley Industries,
  Inc. ...................        5,100          105,570
+Identix Incorporated.....       26,930          119,838
+Intermagnetics General
  Corporation.............        5,656          125,337
+Kemet Corp. .............       28,100          384,689
+ScanSource, Inc. ........        3,400          155,108
 Sypris Solutions,
   Inc. ..................          600           10,086
+The Titan Corporation....       26,300          573,603
+Trimble Navigation
  Limited.................       10,804          402,341
                                            ------------
                                               2,885,171
                                            ------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------

Energy - 0.0%
 Pacific Gulf Resources...        4,517     $        226
                                            ------------

Energy Equipment - 0.0%
+Global Power Equipment
  Group Inc. .............        8,500           56,780
+Plug Power Inc. .........       10,900           79,025
                                            ------------
                                                 135,805
                                            ------------

Energy - Miscellaneous - 0.3%
+FuelCell Energy, Inc. ...        9,726          126,438
 Holly Corporation........        2,800           77,000
+KFx Inc. ................       11,100           83,805
+Matrix Service Company...        6,600          119,790
 Penn Virginia
   Corporation............        2,279          126,826
+TETRA Technologies,
  Inc. ...................        6,991          169,462
+Tesoro Petroleum
  Corporation.............       18,665          271,949
+Veritas DGC Inc. ........        7,297           76,473
                                            ------------
                                               1,051,743
                                            ------------

Engineering & Contracting Services - 0.2%
+Dycom Industries,
  Inc. ...................       14,602          391,626
+Integrated Electrical
  Services, Inc. .........        7,297           67,497
+Quanta Services, Inc. ...       20,700          151,110
+URS Corporation..........        4,877          121,974
                                            ------------
                                                 732,207
                                            ------------

Entertainment - 0.4%
+AMC Entertainment Inc. ..        9,600          146,016
+Alliance Gaming
  Corporation.............       15,600          384,540
+Boca Resorts, Inc. (Class
  A)......................        6,957          104,077
+Carmike Cinemas, Inc. ...          300           10,455
 Dover Motorsports,
   Inc. ..................        4,340           15,190
+Gaylord Entertainment
  Company.................        4,755          141,937
+Hollywood Entertainment
  Corporation.............       18,707          257,221
+LodgeNet Entertainment
  Corporation.............        3,272           59,812
 Movie Gallery, Inc. .....        7,415          138,512
 Speedway Motorsports,
   Inc. ..................        3,355           97,027
                                            ------------
                                               1,354,787
                                            ------------

Fertilizers - 0.1%
 IMC Global Inc. .........       38,300          380,319
                                            ------------

Finance Companies - 0.1%
+Accredited Home Lenders
  Holding Company.........        3,700          113,220

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Credit Acceptance
  Corporation.............        2,849     $     43,590
+Saxon Capital, Inc. .....        8,200          171,790
+United PanAm Financial
  Corp. ..................        2,500           41,775
+World Acceptance
  Corporation.............        5,700          113,487
                                            ------------
                                                 483,862
                                            ------------

Financial Data Processing Services & Systems - 0.7%
+Advent Software, Inc. ...       10,300          179,529
+CCC Information Services
  Group Inc. .............        3,906           66,011
+CompuCredit Corporation..        6,189          131,702
+Digital Insight
  Corporation.............       10,330          257,217
+E-LOAN, Inc. ............       20,100           59,898
+eFunds Corporation.......       16,388          284,332
+eSPEED, Inc. (Class A)...        7,423          173,772
+Hypercom Corporation.....        8,000           38,080
+InteliData Technologies
  Corporation.............       10,400           17,160
+The InterCept Group,
  Inc. ...................        6,743           76,128
+iPayment Holdings,
  Inc. ...................        2,200           74,800
 John H. Harland
   Company................        8,582          234,289
+Kronos, Inc. ............        9,249          366,353
 NDCHealth Corporation....       10,264          262,964
+National Processing,
  Inc. ...................        1,100           25,905
+PRG-Schultz
  International, Inc. ....       15,013           73,564
+Portal Software, Inc. ...        6,240           41,995
+Tradestation Group
  Inc. ...................        6,300           55,818
                                            ------------
                                               2,419,517
                                            ------------

Financial Information Services - 0.1%
+Bankrate, Inc. ..........        1,100           13,618
+HomeStore.com, Inc. .....       32,400          153,252
+S1 Corporation...........       30,022          241,677
+TheStreet.com, Inc. .....        5,700           23,484
 Value Line, Inc. ........          400           19,960
                                            ------------
                                                 451,991
                                            ------------

Financial Miscellaneous - 0.7%
 Advanta Corp. (Class B)..        6,400           81,408
 BARRA, Inc. .............        4,559          161,799
 Cash America
   International, Inc. ...       10,319          218,556
+DVI, Inc. ...............        6,207              248
+The Enstar Group,
  Inc. ...................          300           14,115
+Federal Agricultural
  Mortgage Corporation....        2,400           76,704
+Financial Federal
  Corporation.............        3,867          118,137

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 LandAmerica Financial
   Group, Inc. ...........        6,599     $    344,864
 Medallion Financial
   Corp. .................        1,700           16,133
+Metris Companies Inc. ...       10,300           45,732
 New Century Financial
   Corporation............        9,750          386,783
+Portfolio Recovery
  Associates, Inc. .......        4,800          127,440
 Sanders Morris Harris
   Group Inc. ............        1,000           12,400
+Sotheby's Holdings, Inc.
  (Class A)...............       14,336          195,830
 Sterling Bancorp.........        3,010           85,785
 Stewart Information
   Services Corporation...        6,222          252,302
+Triad Guaranty Inc. .....        2,376          119,632
+WFS Financial Inc. ......        3,347          142,114
 WSFS Financial
   Corporation............        2,291          102,751
                                            ------------
                                               2,502,733
                                            ------------

Foods - 0.9%
+American Italian Pasta
  Company (Class A).......        5,634          236,065
+Aurora Food Inc. ........          300                2
+Chiquita Brands
  International, Inc. ....       14,800          333,444
 Flowers Foods, Inc. .....        9,956          256,865
+Hain Celestial Group,
  Inc. ...................        8,157          189,324
+Horizon Organic Holding
  Corporation.............        2,800           67,060
+International
  Multifoods..............        8,344          150,192
 Interstate Bakeries
   Corporation............       13,228          188,234
+J & J Snack Foods
  Corp. ..................        1,900           71,744
+John B. Sanfilippo & Son,
  Inc. ...................        2,500          127,600
 Lance, Inc. .............        9,900          148,797
+M&F Worldwide Corp. .....        5,300           70,808
+Maui Land & Pineapple
  Company, Inc. ..........        1,063           36,759
+NBTY Inc. ...............       16,714          448,938
 Natures Sunshine
   Products, Inc. ........        2,700           22,815
+The Penn Traffic
  Company.................          300                9
 Pilgrim's Pride
   Corporation............        3,069           50,117
+Ralcorp Holdings,
  Inc. ...................        8,895          278,947
 Riviana Foods Inc. ......        1,787           48,946
 Sanderson Farms, Inc. ...        1,600           64,480
 Seaboard Corporation.....           12            3,384

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Sensient Technologies
   Corporation............       14,557     $    287,792
                                            ------------
                                               3,082,322
                                            ------------

Forest Products - 0.5%
 Deltic Timber
   Corporation............        3,109           94,514
 Longview Fibre Company...       15,821          195,389
+Louisiana-Pacific
  Corporation.............       37,109          663,509
 Pope & Talbot, Inc. .....        6,844          120,523
 Potlatch Corporation.....        9,497          330,211
 Universal Forest
   Products, Inc. ........        7,734          248,880
                                            ------------
                                               1,653,026
                                            ------------

Forms & Bulk Printing Services - 0.1%
 Ennis Business Forms,
   Inc. ..................        3,500           53,550
 New England Business
   Services, Inc. ........        2,707           79,857
 The Standard Register
   Company................        3,945           66,394
                                            ------------
                                                 199,801
                                            ------------

Funeral Parlors & Cemeteries - 0.1%
+Alderwoods Group, Inc. ..        9,900           93,258
+Stewart Enterprises, Inc.
  (Class A)...............       27,024          153,496
                                            ------------
                                                 246,754
                                            ------------

Glass - 0.0%
 Apogee Enterprises,
   Inc. ..................        8,700           98,745
                                            ------------

Gold - 0.2%
+Coeur d'Alene Mines
  Corporation.............       71,100          410,958
 Royal Gold, Inc. ........        6,600          138,138
                                            ------------
                                                 549,096
                                            ------------

Health Care Facilities - 0.5%
+American Healthways,
  Inc. ...................        9,300          221,991
+Beverly Enterprises,
  Inc. ...................       30,826          264,795
+Genesis HealthCare
  Corporation.............        4,400          100,232
+Kindred Healthcare,
  Inc. ...................        4,200          218,316
+LifePoint Hospitals,
  Inc. ...................       12,900          379,905
+National Healthcare
  Corporation.............        2,000           39,800
+Specialty Laboratories,
  Inc. ...................        1,824           30,625
+Sunrise Assisted Living,
  Inc. ...................        6,237          241,621

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+United Surgical Partners
  International, Inc. ....        6,400     $    214,272
                                            ------------
                                               1,711,557
                                            ------------

Health Care Management Services - 1.0%
+AMERIGROUP Corporation...        8,400          358,260
+Allscripts Healthcare
  Solutions, Inc. ........        7,641           40,650
+American Medical Security
  Group, Inc. ............        2,600           58,292
+AmSurg Corp. ............        6,400          242,496
+Centene Corporation......        7,700          215,677
+Cerner Corporation.......        9,600          363,360
 Computer Programs and
   Systems, Inc. .........        3,100           62,372
+CorVel Corporation.......        1,257           47,263
+Eclipsys Corporation.....       12,831          149,353
 Hooper Holmes, Inc. .....       14,497           89,591
+IMPAC Medical Systems,
  Inc. ...................        2,500           63,900
+MIM Corporation..........        8,500           59,755
+MedQuist Inc. ...........        2,196           35,268
+Omnicell, Inc. ..........        3,000           48,600
+Orthodontic Centers of
  America, Inc. ..........       13,200          106,260
+Pediatrix Medical Group,
  Inc. ...................        7,100          391,139
+Per-Se Technologies,
  Inc. ...................        9,998          152,569
 Select Medical
   Corporation............       18,200          296,296
+Sierra Health Services,
  Inc. ...................        6,726          184,629
+US Oncology, Inc. .......       22,623          243,423
+Vital Images, Inc. ......        3,400           60,656
+VitalWorks Inc. .........       11,800           52,156
                                            ------------
                                               3,321,965
                                            ------------

Health Care Services - 0.6%
+Accredo
  Health,Incorporated.....       15,900          502,599
+Alliance Imaging,
  Inc. ...................        2,400            8,880
+CHRONIMED Inc. ..........        5,100           43,248
+Dynacq Healthcare,
  Inc. ...................        1,752           13,455
+Gentiva Health Services,
  Inc. ...................        9,590          121,218
 Healthcare Services
   Group, Inc. ...........        4,600           88,734
+IDX Systems Corporation..        5,127          137,506
+Inveresk Research Group,
  Inc. ...................       10,700          264,611
+LabOne, Inc. ............        4,100          133,127
+Matria Healthcare,
  Inc. ...................        3,600           76,068
+Odyssey Healthcare,
  Inc. ...................       10,900          318,934

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
v+Province Healthcare
  Company.................       13,636     $    218,176
+VistaCare, Inc. (Class
  A)......................        4,100          144,115
                                            ------------
                                               2,070,671
                                            ------------

Homebuilding - 0.5%
 Beazer Homes USA, Inc. ..        4,517          441,130
+Dominion Homes, Inc. ....        1,900           57,627
 M/I Schottenstein Homes,
   Inc. ..................        4,100          160,105
+Meritage Corporation.....        2,300          152,513
+Orleans Homebuilders,
  Inc. ...................        1,300           36,829
 Standard Pacific
   Corp. .................       11,030          535,507
+Technical Olympic USA,
  Inc. ...................        3,100           85,343
+William Lyon Homes,
  Inc. ...................        1,800          112,986
                                            ------------
                                               1,582,040
                                            ------------
Hotel/Motel - 0.2%
 Choice Hotels
   International, Inc. ...        5,979          210,760
 Extended Stay America,
   Inc. ..................       23,200          335,936
 Marcus Corporation.......        5,179           84,936
+Prime Hospitality
  Corp. ..................       13,090          133,518
                                            ------------
                                                 765,150
                                            ------------

Household Furnishings - 0.3%
 American Woodmark
   Corporation............        1,600           88,080
 Bassett Furniture
 Industries,Incorporated..        2,400           39,600
+The Bombay Company,
  Inc. ...................       10,300           83,842
+Department 56, Inc. .....        2,300           30,130
 Haverty Furniture
   Companies, Inc. .......        4,736           94,057
 Hooker Furniture
   Corporation............          300           12,240
+Kirkland's, Inc. ........        2,300           40,618
 Libbey, Inc. ............        4,588          130,666
 Oneida Ltd. .............        8,300           48,887
+Select Comfort
  Corporation.............        7,500          185,700
 Stanley Furniture
   Company, Inc. .........        3,200          100,800
                                            ------------
                                                 854,620
                                            ------------

Identification Control & Filter Devices - 0.9%
+Advanced Energy
  Industries, Inc. .......        6,112          159,218
+Artesyn Technologies,
  Inc. ...................       11,367           96,847

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Asyst Technologies,
  Inc. ...................       16,141     $    280,046
 C&D Technologies, Inc. ..        6,394          122,573
+CUNO Incorporated........        4,631          208,534
+ESCO Technologies Inc. ..        4,566          199,306
+Flowserve Corporation....       15,100          315,288
 The Gorman-Rupp
   Company................        1,400           36,960
 IDEX Corporation.........        9,681          402,633
 Mine Safety Appliances
   Company................        1,842          146,457
+Paxar Corporation........       11,182          149,839
 Robbins & Myers, Inc. ...        3,212           60,996
 Roper Industries,
   Inc. ..................        8,621          424,670
+Veeco Instruments
  Inc. ...................        8,127          229,181
+Vicor Corporation........        5,796           66,132
 Watts Industries, Inc.
   (Class A)..............        4,336           96,259
 X-Rite,Incorporated......        6,117           69,244
                                            ------------
                                               3,064,183
                                            ------------

Insurance - Life - 0.5%
 AmerUs Group Co. ........       13,500          472,095
+Citizens, Inc. ..........        6,586           62,105
 Delphi Financial Group,
   Inc. (Class A).........        7,170          258,120
 Financial Industries
   Corporation............        3,800           53,580
 Great American Financial
   Resources, Inc. .......        4,480           72,666
 Kansas City Life
   Insurance Company......        1,142           54,234
+National Western Life
  Insurance Company (Class
  A)......................          662          102,511
 The Phoenix Companies,
   Inc. ..................       32,400          390,096
 Presidential Life
   Corporation............        7,293           95,976
+Universal American
  Financial Corp. ........       10,100          100,091
                                            ------------
                                               1,661,474
                                            ------------

Insurance - Multiline - 0.5%
 Alfa Corporation.........       10,240          131,686
+Allmerica Financial
  Corporation.............       16,000          492,320
+CNA Surety Corporation...        3,086           29,348
 Crawford & Company (Class
   B).....................        6,309           44,542
 EMC Insurance Group,
   Inc. ..................          100            2,114
 FBL Financial Group, Inc.
   (Class A)..............        2,425           62,565
+HealthExtras, Inc. ......        4,400           58,960

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Hilb,Rogal and Hamilton
   Company................        9,206     $    295,236
 Horace Mann Educators
   Corporation............       17,868          249,616
 Independence Holding
   Company................        1,000           23,750
+PICO Holdings, Inc. .....        3,297           51,664
 Penn-America Group,
   Inc. ..................        4,700           62,369
+UICI.....................       11,339          150,582
 Zenith National Insurance
   Corp. .................        4,437          144,424
                                            ------------
                                               1,799,176
                                            ------------

Insurance - Property Casualty - 0.9%
 21st Century Insurance
   Group..................        7,200           99,000
+American Physicians
  Capital, Inc. ..........        4,471           82,266
+Argonaut Group, Inc. ....       11,666          181,290
 Baldwin & Lyons, Inc.
   (Class B)..............        2,432           68,242
 The Commerce Group,
   Inc. ..................        6,845          270,377
 Donegal Group Inc. (Class
   A).....................        4,500           99,090
 Fremont General
   Corporation............       20,961          354,451
 Harleysville Group
   Inc. ..................        9,462          188,199
 Infinity Property &
   Casualty Corporation...        4,900          161,945
 The Midland Company......        1,858           43,886
 NYMAGIC, Inc. ...........        1,400           38,388
+The Navigators Group,
  Inc. ...................        1,100           33,957
+Ohio Casualty
  Corporation.............       19,815          343,988
 PMA Capital Corporation
   (Class A)..............       13,606           69,663
+Philadelphia Consolidated
  Holding Corp. ..........        4,956          242,001
+ProAssurance
  Corporation.............        7,123          229,004
 RLI Corp. ...............        4,954          185,577
 Safety Insurance Group,
   Inc. ..................        1,300           22,243
 Selective Insurance
   Group, Inc. ...........        9,711          314,248
 State Auto Financial
   Corporation............        2,812           65,773
 United Fire & Casualty
   Company................        1,500           60,540
                                            ------------
                                               3,154,128
                                            ------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------

Investment Management Companies - 0.3%
+Affiliated Managers
  Group, Inc. ............        7,700     $    535,843
 Gabelli Asset Management
   Inc. (Class A).........        2,796          111,281
 Gladstone Capital
   Corporation............        5,100          113,985
 MCG Capital Corporation..        7,300          142,350
                                            ------------
                                                 903,459
                                            ------------

Jewelry - Watches & Gemstones - 0.1%
+Fossil,Inc. .............        7,655          214,417
 Friedman's Inc. (Class
   A).....................        9,800           65,758
 Movado Group, Inc. ......        1,800           50,814
                                            ------------
                                                 330,989
                                            ------------

Leisure Time - 0.5%
 Action Performance
   Companies, Inc. .......        6,000          117,600
+Bally Total Fitness
  Holding Corporation.....        9,341           65,387
 Callaway Golf Company....       19,400          326,890
+K2 Inc. .................        8,300          126,243
+Penn National Gaming,
  Inc. ...................       12,278          283,376
+SCP Pool Corporation.....       10,409          340,166
+Six Flags, Inc. .........       28,500          214,320
+Steinway Musical
  Instruments, Inc. ......        2,600           64,220
 Sturm, Ruger & Company,
   Inc. ..................        6,578           74,792
+Vail Resorts, Inc. ......        7,656          130,152
+West Marine, Inc. .......        2,900           80,649
                                            ------------
                                               1,823,795
                                            ------------

Machine Tools - 0.1%
 Lincoln Electric
   Holdings, Inc. ........        9,392          232,358
                                            ------------

Machinery & Engineering - 0.0%
 Applied Industrial
   Technologies, Inc. ....        6,707          160,029
                                            ------------

Machinery - Agricultural - 0.0%
 Alamo Group Inc. ........          500            7,630
 Lindsay Manufacturing
   Co. ...................        3,613           91,228
                                            ------------
                                                  98,858
                                            ------------

Machinery - Construction & Handling - 0.3%
+Astec Industries,
  Inc. ...................        4,717           57,878
 The Manitowoc Co.,
   Inc. ..................        9,511          296,743
 NACCO Industries, Inc.
   (Class A)..............        1,387          124,109

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Stewart & Stevenson
   Services, Inc. ........        9,424     $    132,407
+Terex Corporation........       13,343          380,009
                                            ------------
                                                 991,146
                                            ------------
Machinery - Engines - 0.1%
 Briggs & Stratton
   Corporation............        7,459          502,737
                                            ------------

Machinery - Industrial/Specialty - 0.8%
+Actuant Corporation
  (Class A)...............        7,800          282,360
+EnPro Industries,
  Inc. ...................        4,300           59,985
+Gardner Denver Inc. .....        8,957          213,804
 Joy Global Inc. .........       16,900          441,935
+Kadant Inc. .............        2,770           59,970
 Kennametal Inc. .........       11,503          457,244
 Milacron Inc. ...........       10,672           44,502
 Nordson Corporation......        9,210          318,021
 Tecumseh Products Company
   (Class A)..............        5,928          287,093
 Tennant Company..........        2,637          114,182
 Thomas Industries
   Inc. ..................        2,999          103,945
 Woodward Governor
   Company................        2,793          158,726
                                            ------------
                                               2,541,767
                                            ------------

Machinery - Oil Well Equipment & Service - 0.7%
 CARBO Ceramics Inc. .....        4,068          208,485
+Cal Dive International,
  Inc. ...................       12,837          309,500
+Dril-Quip, Inc. .........        1,688           27,514
+Global Industries,
  Ltd. ...................       24,300          125,145
+Gulf Island Fabrication,
  Inc. ...................        4,217           71,816
+Hanover Compressor
  Company.................       14,300          159,445
+Horizon Offshore,
  Inc. ...................       10,685           47,014
+Hydril Company...........        4,300          102,899
+Input/Output, Inc. ......       13,646           61,543
 Lufkin Industries,
   Inc. ..................        2,600           74,854
+Newpark Resources,
  Inc. ...................       22,420          107,392
+Oceaneering
  International, Inc. ....        7,004          196,112
+Oil States International,
  Inc. ...................        5,700           79,458
+Parker Drilling Company..       29,181           74,412
 RPC, Inc. ...............        3,200           35,168
+SEACOR SMIT Inc. ........        5,208          218,892
+Superior Energy Services,
  Inc. ...................       12,305          115,667

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Universal Compression
  Holdings, Inc. .........        4,726     $    123,632
+W-H Energy Services,
  Inc. ...................       10,457          169,403
                                            ------------
                                               2,308,351
                                            ------------

Machinery - Specialty - 0.3%
+Applied Films
  Corporation.............        4,200          138,684
 Cascade Corporation......        1,900           42,370
 Engineered Support
   Systems,Inc. ..........        6,225          342,748
 Helix Technology
   Corporation............        9,461          194,707
 JLG Industries, Inc. ....       12,498          190,345
+Semitool, Inc. ..........        3,441           36,891
                                            ------------
                                                 945,745
                                            ------------

Manufactured Housing - 0.1%
+Champion Enterprises,
  Inc. ...................       16,227          113,589
+Palm Harbor Homes,
  Inc. ...................        4,105           73,356
 Skyline Corporation......        1,501           52,340
                                            ------------
                                                 239,285
                                            ------------

Manufacturing - 0.2%
 Federal Signal
   Corporation............       17,359          304,130
+Rayovac Corporation......       12,064          252,741
 Standex International
   Corporation............        3,331           93,268
                                            ------------
                                                 650,139
                                            ------------

Medical & Dental Instruments & Supplies - 3.3%
+ALARIS Medical, Inc. ....        4,000           60,840
+Advanced Medical Optics,
  Inc. ...................        8,200          161,130
+Advanced Neuromodulation
  Systems, Inc. ..........        7,550          347,149
+Align Technology,
  Inc. ...................       13,300          219,716
+American Medical Systems
  Holdings, Inc. .........        6,500          141,700
 Arrow International,
   Inc. ..................        6,008          150,080
+BioLase Technology,
  Inc. ...................        6,600          109,560
+Biosite Diagnostics
  Incorporated............        4,049          117,219
+CONMED Corporation.......       12,028          286,266
+Cantel Medical Corp. ....          900           14,571
+Cardiac Science, Inc. ...       16,200           64,638
+Cepheid, Inc. ...........       10,900          104,422
+Cerus Corporation........        5,825           26,445
+Cholestech Corporation...        2,900           22,127
+Closure Medical
  Corporation.............        2,713           92,052

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Conceptus, Inc. .........        6,800     $     72,216
+Cooper Companies, Inc. ..        9,384          442,268
+CryoLife, Inc. ..........        6,028           34,842
+Cyberonics, Inc. ........        7,069          226,279
+Cytyc Corporation........       37,600          517,376
+DJ Orthopedics
  Incorporated............        1,500           40,200
+Dade Behring Holdings
  Inc. ...................       14,700          525,378
 Diagnostic Products
   Corporation............        6,400          293,824
+Exactech, Inc. ..........        1,500           22,125
+Gen-Probe Incorporated...       16,900          616,343
+ICU Medical, Inc. .......        4,150          142,262
+IGEN International,
  Inc. ...................        6,176          363,828
+INAMED Corporation.......        9,040          434,462
+Immucor, Inc. ...........        6,750          137,632
 Invacare Corp. ..........        8,122          327,885
+Inverness Medical
  Innovations, Inc. ......        3,740           81,457
+Kyphon Inc. .............        5,500          136,565
 Landauer, Inc. ..........        1,978           80,663
+Laserscope...............        5,000           77,950
+Medical Action Industries
  Inc. ...................        3,600           67,356
 Mentor Corporation.......       14,144          340,305
 Meridian Bioscience,
   Inc. ..................        4,600           47,978
+Merit Medical Systems,
  Inc. ...................        8,310          184,981
+Molecular Devices
  Corporation.............        4,437           84,259
+Novoste Corporation......        3,000           14,370
+Ocular Sciences, Inc. ...        5,914          169,791
+OraSure Technologies,
  Inc. ...................        9,459           75,294
+OrthoLogic Corp. ........       13,600           83,368
+Osteotech, Inc. .........        7,000           61,600
 Owens & Minor, Inc. .....       11,998          262,876
+PSS World Medical,
  Inc. ...................       25,973          313,494
 PolyMedica Corporation...        5,114          134,549
+Retractable Technologies,
  Inc. ...................          500            3,010
+STAAR Surgical Company...        7,500           84,450
+Sola International
  Inc. ...................       12,700          238,760
+SonoSite, Inc. ..........        4,915          105,378
+SurModics, Inc. .........        5,363          128,176
+Sybron Dental
  Specialties, Inc. ......       15,500          435,550
+Synovis Life
  Technologies, Inc. .....        4,000           81,360
+Techne Corporation.......       12,829          484,680
+Theragenics Corporation..        6,932           37,918
+Therasense, Inc. ........        7,200          146,160
+Thoratec Laboratories
  Corporation.............       14,847          193,159

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Ventana Medical Systems,
  Inc. ...................        3,080     $    121,352
+Viasys Healthcare
  Inc. ...................        8,500          175,100
 Vital Signs, Inc. .......        2,424           79,265
 West Pharmaceutical
   Services, Inc. ........        3,638          123,328
+Wright Medical Group,
  Inc. ...................        5,000          152,200
 Young Innovations,
   Inc. ..................          600           21,600
                                            ------------
                                              10,943,137
                                            ------------

Medical Services - 0.4%
+Covance Inc. ............       19,291          516,999
+Curative Health
  Services,Inc. ..........        5,100           70,380
+Deltagen, Inc. ..........          100                2
+Hanger Orthopedic Group,
  Inc. ...................        4,800           74,736
+Option Care, Inc. .......        5,181           55,333
+PAREXEL International
  Corporation.............        8,097          131,657
+RehabCare Group, Inc. ...        5,795          123,202
+U.S. Physical Therapy,
  Inc. ...................        3,750           58,988
+VCA Antech, Inc. ........        8,800          272,624
                                            ------------
                                               1,303,921
                                            ------------

Metal Fabricating - 0.6%
 CIRCOR International,
   Inc. ..................        2,400           57,840
 Commercial Metals
   Company................        7,778          236,451
+Encore Wire Corporation..        2,600           46,046
 Kaydon Corp. ............        9,226          238,400
+Lone Star Technology.....        7,958          127,169
 Material Sciences
   Corporation............        4,000           40,440
+Maverick Tube
  Corporation.............       12,363          237,988
 NN, Inc. ................        5,065           63,768
+NS Group, Inc. ..........        4,055           39,334
 Penn Engineering &
   Manufacturing Corp. ...        2,456           46,738
 Precision Castparts
   Corp. .................           15              681
 Quanex Corporation.......        5,005          230,731
+RTI International Metals,
  Inc. ...................        4,813           81,195
 Reliance Steel & Aluminum
   Co. ...................        7,047          234,031
 Ryerson Tull, Inc. ......        5,093           58,315
+The Shaw Group Inc. .....       17,500          238,350
 Valmont Industries,
   Inc. ..................        3,658           84,683
                                            ------------
                                               2,062,160
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
Metals & Minerals - Miscellaneous - 0.5%
 AMCOL International
   Corporation............        7,673     $    155,762
+Brush Engineered
  Materials Inc. .........        5,711           87,435
+Cleveland-Cliffs Inc. ...        3,659          186,426
+GrafTech International
  Ltd. ...................       25,644          346,194
+Hecla Mining Company.....       37,300          309,217
+Liquidmetal
  Technologies............       13,600           38,624
 Minerals Technologies,
   Inc. ..................        6,853          406,040
+Stillwater Mining
  Company.................        9,864           94,398
+SureBeam Corporation
  (Class A)...............       19,886            4,773
                                            ------------
                                               1,628,869
                                            ------------

Milling - Fruit & Grain Processing - 0.1%
 Corn Products
   International, Inc. ...       11,289          388,906
                                            ------------

Miscellaneous Health Care - 0.1%
+NeighborCare, Inc. ......        8,800          173,800
                                            ------------

Miscellaneous Materials & Commodities - 0.2%
+Ceradyne, Inc. ..........        2,900           98,774
+Lydall, Inc. ............        3,000           30,570
+Symyx Technologies.......        7,279          149,583
 USEC Inc. ...............       37,759          317,176
 WD-40 Company............        5,689          201,163
                                            ------------
                                                 797,266
                                            ------------

Miscellaneous Materials & Processing - 0.1%
+Insituform Technologies,
  Inc.(Class A)...........        8,738          144,177
+Rogers Corporation.......        4,555          200,967
                                            ------------
                                                 345,144
                                            ------------

Multi-Sector Companies - 0.4%
+FMC Corporation..........       10,300          351,539
 GenCorp Inc. ............        9,771          105,234
+Jacuzzi Brands, Inc. ....       24,450          173,351
 Kaman Corp.(Class A).....        6,794           86,488
 Raven Industries,
   Inc. ..................        2,900           85,550
+Sequa Corporation (Class
  A)......................        1,165           57,085
 Trinity Industries,
   Inc. ..................       11,050          340,782
 United Capital Corp. ....        1,800           37,296
 Walter Industries,
   Inc. ..................        7,402           98,817
                                            ------------
                                               1,336,142
                                            ------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------

Office Furniture & Business Equipment - 0.1%
+General Binding
  Corporation.............          900     $     16,200
+Imagistics International
  Inc. ...................        4,924          184,650
 Kimball International
   (Class B)..............        7,974          123,996
+Presstek, Inc. ..........       11,340           82,442
                                            ------------
                                                 407,288
                                            ------------

Offshore Drilling - 0.0%
+Atwood Oceanics, Inc. ...        3,827          122,234
                                            ------------

Oil - Crude Producers - 2.0%
 Berry Petroleum Company
   (Class A)..............        3,701           74,945
 Cabot Oil & Gas
   Corporation (Class A)..        7,974          234,037
+Cimarex Energy Co. ......       13,100          349,639
+Clayton Williams Energy,
  Inc. ...................        1,900           55,233
+Comstock Resources,
  Inc. ...................       10,057          194,100
+Denbury Resources Inc. ..       13,470          187,368
+Encore Acquisition
  Company.................        4,400          108,460
+Energy Partners, Ltd. ...        9,300          129,270
+Evergreen Resources,
  Inc. ...................       11,392          370,354
+Forest Oil Corporation...       13,200          377,124
 Frontier Oil
   Corporation............        8,715          150,072
+Grey Wolf, Inc. .........       62,943          235,407
+Harvest Natural
  Resources, Inc. ........       15,000          149,250
+The Houston Exploration
  Company.................        3,383          123,547
+Magnum Hunter Resources,
  Inc. ...................       20,772          197,542
+McMoRan Exploration
  Co. ....................        5,000           93,750
+The Meridian Resource
  Corporation.............       13,311           79,067
+Nuevo Energy Company.....        6,411          154,954
 Patina Oil & Gas
   Corporation............       10,357          507,389
+Petroleum Development
  Corporation.............        7,000          165,900
+Plains Exploration &
  Production Company......       10,687          164,473
+Plains Resources Inc. ...        8,450          135,623
+Prima Energy
  Corporation.............        2,843           99,960
+Quicksilver Resources
  Inc. ...................        6,010          194,123
 Range Resources
   Corporation............       20,637          195,020

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Remington Oil & Gas
  Corporation.............        6,920     $    136,255
 Resource America, Inc.
   (Class A)..............        4,349           65,235
 St. Mary Land &
   Exploration Company....        8,926          254,391
+Spinnaker Exploration
  Company.................       11,387          367,458
+Stone Energy
  Corporation.............        8,178          347,156
+Swift Energy Company.....        8,117          136,771
+Tom Brown, Inc. .........       12,915          416,509
+Unit Corporation.........       11,408          268,658
 Vintage Petroleum,
   Inc. ..................       15,183          182,651
                                            ------------
                                               6,901,691
                                            ------------

Oil - Integrated Domestic - 0.0%
+KCS Energy, Inc. ........        9,200           97,060
                                            ------------
Oil - Integrated International - 0.0%
+PetroCorp Incorporated...          500            6,730
                                            ------------

Paints & Coatings - 0.2%
 Ferro Corporation........       12,776          347,635
 H.B. Fuller Company......        8,940          265,876
+Kronos Worldwide, Inc. ..        1,217           27,017
                                            ------------
                                                 640,528
                                            ------------

Paper - 0.3%
 Albany International
   Corp. (Class A)........        7,326          248,351
+Buckeye Technologies
  Inc. ...................        6,998           70,330
+Caraustar Industries,
  Inc. ...................       10,974          151,441
 Chesapeake Corporation...        4,192          111,004
 P.H. Glatfelter Company..        7,801           97,122
 Rock-Tenn Company (Class
   A).....................        5,880          101,489
 Wausau-Mosinee Paper
   Corporation............       11,442          154,696
                                            ------------
                                                 934,433
                                            ------------

Photography - 0.0%
 CPI Corp. ...............        3,698           74,737
+Concord Camera Corp. ....        9,274           85,785
                                            ------------
                                                 160,521
                                            ------------

Plastics - 0.1%
 Brady Corporation........        5,247          213,815
 Spartech Corporation.....        5,854          144,243
                                            ------------
                                                 358,058
                                            ------------

Pollution Control & Environmental Services - 0.2%
 BHA Group Holdings,
   Inc. ..................        2,100           52,815
+Darling International
  Inc. ...................       13,600           37,536

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Duratek, Inc. ...........          300     $      3,912
+Gundle/SLT Environmental,
  Inc. ...................        1,000           20,760
+Headwaters Incorporated..        9,546          187,293
+Ionics, Inc. ............        6,567          209,159
+TRC Companies, Inc. .....        2,500           52,650
                                            ------------
                                                 564,125
                                            ------------

Power Transmission Equipment - 0.1%
 Regal-Beloit
   Corporation............        7,251          159,522
 Woodhead Industries,
   Inc. ..................        2,611           44,126
                                            ------------
                                                 203,648
                                            ------------

Printing & Copying Services - 0.1%
 Bowne & Co., Inc. .......       10,482          142,136
+Mail-Well, Inc. .........        8,960           41,306
 Schawk, Inc. ............        2,300           31,349
                                            ------------
                                                 214,791
                                            ------------

Production Technology Equipment - 1.6%
+ATMI, Inc. ..............       11,357          262,801
+Axcelis Technologies,
  Inc. ...................       37,900          387,338
+Brooks Automation,
  Inc. ...................       11,188          270,414
 Cognex Corporation.......       10,656          300,925
+Credence Systems
  Corporation.............       19,168          252,251
+Cymer, Inc. .............       11,700          540,423
+Dionex Corporation.......        5,531          254,537
+DuPont Photomasks,
  Inc. ...................        4,808          116,065
+Electro Scientific
  Industries, Inc. .......        8,761          208,512
+Entegris Inc. ...........       14,900          191,465
+Esterline Technologies
  Corporation.............        5,290          141,084
+FEI Company..............        8,655          194,737
+Kulicke and Soffa
  Industries..............       17,156          246,703
+LTX Corporation..........       17,203          258,561
 MTS Systems Corporation..        7,500          144,225
+Mattson Technology,
  Inc. ...................        7,899           96,526
+Mykrolis Corporation.....       11,000          176,880
+Photon Dynamics, Inc. ...        5,062          203,695
+Photronics, Inc. ........        8,979          178,862
+Rofin-Sinar Technologies,
  Inc. ...................        4,300          148,608
+Rudolph Technologies,
  Inc. ...................        4,173          102,405
+Ultratech Stepper,
  Inc. ...................        7,290          214,107
+Varian Semiconductor
  Equipment Associates,
  Inc. ...................        8,942          390,676
                                            ------------
                                               5,281,800
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
Publishing - Miscellaneous - 0.3%
 Advanced Marketing
   Services, Inc. ........        4,381     $     49,943
 Banta Corporation........        8,394          339,957
+Cross Media Marketing
  Corporation.............        1,000                1
+Consolidated Graphics,
  Inc. ...................        2,600           82,108
 Courier Corporation......        1,200           46,165
+Information Holdings
  Inc. ...................        4,818          106,478
+Martha Stewart Living
  Omnimedia, Inc. (Class
  A)......................        5,182           51,043
 Thomas Nelson, Inc. .....        4,300           83,119
+PRIMEDIA Inc. ...........       40,200          113,766
+Playboy Enterprises,
  Inc. ...................        3,707           59,905
                                            ------------
                                                 932,485
                                            ------------

Publishing - Newspapers - 0.2%
 Hollinger International
   Inc. ..................       19,729          308,167
+Journal Register Co. ....        9,233          191,123
 Pulitzer Inc. ...........        1,855          100,170
                                            ------------
                                                 599,460
                                            ------------

Radio & TV Broadcasters - 0.6%
+Acme Communications,
  Inc. ...................        1,200           10,548
+Beasley Broadcast Group,
  Inc.(Class A)...........        2,733           44,903
+Cumulus Media Inc.(Class
  A)......................       15,300          336,600
+Digital Generation
  Systems, Inc. ..........        3,600            8,064
+Emmis Communications
  Corporation (Class A)...       14,000          378,700
+Fisher Communications,
  Inc. ...................        1,100           56,100
 Gray Television, Inc. ...       10,300          155,736
 The Liberty
   Corporation............        4,554          205,795
+Lin TV Corp.(Class A)....        7,200          185,832
+Paxson Communications
  Corporation.............        9,368           36,067
+Pegasus Communications
  Corporation.............        1,300           36,504
+Regent Communications,
  Inc. ...................        7,771           49,346
+Saga Communications,
  Inc.(Class A)...........        8,033          148,851
+Salem Communications
  Corporation (Class A)...        2,683           72,763
+Sinclair Broadcast Group,
  Inc. (Class A)..........       12,464          185,963
+Spanish Broadcasting
  System, Inc. (Class
  A)......................       11,184          117,432

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Shop At Home, Inc. ......        6,300     $     24,696
 World Wrestling
   Federation
   Entertainment, Inc. ...        2,568           33,641
+Young Broadcasting Inc.
  (Class A)...............        4,408           88,336
                                            ------------
                                               2,175,877
                                            ------------

Railroad Equipment - 0.1%
+The Greenbrier Companies,
  Inc. ...................          500            8,375
 Wabtec Corporation.......       12,139          206,849
                                            ------------
                                                 215,224
                                            ------------

Railroads - 0.2%
 Florida East Coast
   Industries, Inc. ......        5,181          171,491
+Genesee & Wyoming Inc.
  (Class A)...............        2,600           81,900
+Kansas City Southern
  Industries, Inc. .......       19,476          278,896
+RailAmerica, Inc. .......        7,802           92,064
                                            ------------
                                                 624,351
                                            ------------

Real Estate - 0.2%
 Brookfield Homes
   Corporation............        2,800           72,156
 Consolidated-Tomoka Land
   Co. ...................        2,100           68,670
+Jones Lang Lasalle
  Inc. ...................        9,608          199,174
+Reading International,
  Inc. (Class A)..........          900            5,328
+Tarragon Realty Investors
  Inc. ...................          200            3,302
+Tejon Ranch Co. .........        1,315           53,928
+Trammell Crow Company....        7,178           95,109
+WCI Communities, Inc. ...        5,800          119,538
                                            ------------
                                                 617,205
                                            ------------

Real Estate Investment Trusts - 5.1%
 Acadia Realty Trust......        6,601           82,512
+Alexander's, Inc. .......          367           45,750
 Alexandria Real Estate
   Equities, Inc. ........        6,656          385,382
 American Home Mortgage
   Investment Corp. ......        7,597          171,008
 American Land Lease,
   Inc. ..................        2,800           55,860
 American Mortgage
   Acceptance Company.....        3,600           58,680
 Amli Residential
   Properties Trust.......        6,440          172,592
 Anthracite Capital,
   Inc. ..................       14,600          161,622
 Anworth Mortgage Asset
   Corporation............       14,200          197,806

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Associated Estates Realty
   Corporation............        9,800     $     71,638
+Avatar Holdings Inc. ....        1,300           48,022
 Bedford Property
   Investors, Inc. .......        6,599          188,929
 Boykin Lodging Company...        7,832           71,663
 Brandywine Realty Trust..       11,247          301,082
+CRIIMI MAE, Inc. ........        4,900           51,107
+Capital Automotive.......        8,950          286,400
 Capstead Mortgage
   Corporation............        5,400           90,612
 Colonial Properties
   Trust..................        5,406          214,078
 Commercial Net Lease
   Realty.................       11,575          206,035
 Cornerstone Realty Income
   Trust, Inc. ...........       16,903          148,070
 Corporate Office
   Properties Trust.......        8,600          180,600
 Correctional Properties
   Trust..................        3,300           95,040
 EastGroup Properties,
   Inc. ..................        8,327          269,628
 Entertainment Properties
   Trust..................        5,580          193,682
 Equity Inns Inc. ........       12,740          115,297
 Equity One, Inc. ........        7,400          124,912
 Essex Property Trust,
   Inc. ..................        6,395          410,687
 FelCor Lodging Trust
   Inc. ..................       16,970          188,028
 First Industrial Realty
   Trust, Inc. ...........       13,700          462,375
 Gables Residential
   Trust..................        9,282          322,457
 Getty Realty
   Corporation............        5,400          141,210
 Glenborough Realty Trust
   Incorporated...........        7,239          144,418
 Glimcher Realty Trust....        9,856          220,577
 Great Lakes REIT,
   Inc. ..................        8,427          132,304
 Health Care REIT,
   Inc. ..................       16,869          607,284
 Heritage Property
   Investment Trust.......        4,600          130,870
 Highwoods Properties,
   Inc. ..................       16,000          406,400
 Home Properties of New
   York, Inc. ............       12,120          489,527
 Impac Mortgage Holdings,
   Inc. ..................       15,500          282,255
 Innkeepers USA Trust.....        7,692           64,382
 Investors Real Estate
   Trust..................        8,400           83,160
 Keystone Property
   Trust..................       10,004          220,988
 Kilroy Realty
   Corporation............        7,278          238,355
 Koger Equity, Inc. ......        5,948          124,492
 Kramont Realty Trust.....        5,300           95,930
 LTC Properties...........        3,700           54,538
+La Quinta Corporation....       38,800          248,708

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 LaSalle Hotel
   Properties.............        9,820     $    182,161
 Lexington Corporate
   Properties Trust.......       15,342          309,755
 MFA Mortgage Investments,
   Inc. ..................       16,000          156,000
 Manufactured Home
   Communities, Inc. .....        5,294          199,319
+Meristar Hospitality
  Corp. ..................       15,258           99,330
 Mid-America Apartment
   Communities, Inc. .....        4,229          142,010
 Mission West Properties
   Inc. ..................        4,200           54,390
 National Health
   Investors, Inc. .......        8,429          209,714
 National Health Realty,
   Inc. ..................        1,800           35,460
 Nationwide Health
   Properties, Inc. ......       20,659          403,883
 Newcastle Investment
   Corporation............        7,300          197,830
 Novastar Financial,
   Inc. ..................        8,600          369,456
 OMEGA Healthcare
   Investors, Inc. .......        2,200           20,526
 PS Business Parks,
   Inc. ..................        3,208          132,362
 Parkway Properties,
   Inc. ..................        5,304          220,646
 Pennsylvania Real Estate
   Investment Trust.......       10,232          371,422
 Post Properties, Inc. ...       11,186          312,313
 Prentiss Properties
   Trust..................        9,950          328,251
+Price Legacy
  Corporation.............        6,100           23,241
 RAIT Investment Trust....        9,300          238,080
 Ramco-Gershenson
   Properties Trust.......        4,700          133,010
 Reckson Associates Realty
   Corporation............       17,600          427,680
 Redwood Trust, Inc. .....        4,595          233,656
 SL Green Realty Corp. ...       13,632          559,594
 Saul Centers, Inc. ......        2,422           69,439
 Senior Housing Properties
   Trust..................       12,814          220,785
 Sizeler Property
   Investors, Inc. .......        5,600           59,976
 Sovran Self Storage,
   Inc. ..................        3,904          145,034
 Summit Properties
   Inc. ..................        7,719          185,410
 Sun Communities, Inc. ...        5,243          202,904
 Tanger Factory Outlet
   Centers, Inc. .........        1,861           75,743
 Taubman Centers, Inc. ...       12,708          261,785
 Town & Country Trust.....        4,063          102,997
 U.S. Restaurant
   Properties, Inc. ......        9,200          156,768
 United Mobile Homes,
   Inc. ..................          300            5,103
 Universal Health Realty
   Income Trust...........        2,427           73,053

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Urstadt Biddle Properties
   (Class A)..............        5,500     $     77,825
 Ventas, Inc. ............       23,405          514,910
 Washington Real Estate
   Investment Trust.......       11,565          337,698
 Winston Hotels, Inc. ....        5,455           55,641
                                            ------------
                                              16,962,112
                                            ------------

Recreational Vehicles & Boats - 0.3%
 Arctic Cat Inc. .........        5,643          139,382
 Coachmen Industries,
   Inc. ..................        3,107           56,268
+Fleetwood Enterprises,
  Inc. ...................       11,699          120,032
 Marine Products Corp. ...          500            9,400
+Monaco Coach
  Corporation.............        7,924          188,591
 Thor Industries, Inc. ...        5,442          305,949
 Winnebago Industries,
   Inc. ..................        3,595          247,156
                                            ------------
                                               1,066,778
                                            ------------

Rental & Leasing Services - Commercial - 0.3%
+Electro Rent
  Corporation.............        3,353           44,729
 GATX Corporation.........       16,600          464,468
 McGrath Rentcorp.........        2,105           57,361
+United Rentals, Inc. ....       20,300          390,978
                                            ------------
                                                 957,536
                                            ------------

Rental & Leasing Services - Consumer - 0.1%
 Aaron Rents, Inc. .......        7,462          150,210
+Dollar Thrifty Automotive
  Group, Inc. ............        7,195          186,638
+Rent-Way, Inc. ..........       12,478          102,195
+WESCO International,
  Inc. ...................        4,258           37,683
                                            ------------
                                                 476,726
                                            ------------

Restaurants - 1.2%
 Bob Evans Farms, Inc. ...       11,080          359,657
+CEC Entertainment Inc. ..        6,900          326,991
+CKE Restaurants, Inc. ...       12,900           82,431
+California Pizza Kitchen,
  Inc. ...................        7,000          140,910
+Chicago Pizza & Brewery,
  Inc. ...................        4,200           62,664
+Dave & Buster's, Inc. ...        2,000           25,360
 IHOP Corp. ..............        5,348          205,791
+Jack in the Box Inc. ....        9,518          203,304
 Landry's Restaurants,
   Inc. ..................        6,696          172,221
 Lone Star Steakhouse &
   Saloon, Inc. ..........        7,154          165,830
+O'Charley's Inc. ........        8,084          145,108
+P.F. Chang's China
  Bistro, Inc. ...........        9,208          468,503

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Panera Bread Company
  (Class A)...............        9,700     $    383,441
+Papa John's
  International, Inc. ....        4,748          158,488
+RARE Hospitality
  International, Inc. ....       10,877          265,834
+Red Robin Gourmet
  Burgers.................        3,600          109,584
+Ryan's Family Steak
  Houses, Inc. ...........       13,300          201,362
+Sonic Corp. .............       14,576          446,317
+The Steak 'n Shake
  Company.................        5,428           96,890
 Triarc Companies,
   Inc.(Class B)..........       10,450          112,651
                                            ------------
                                               4,133,337
                                            ------------

Retail - 4.2%
+1-800 CONTACTS, INC......        1,600           33,600
+1-800-FLOWERS.COM,
  Inc. ...................        7,824           86,533
+A.C. Moore Arts & Crafts,
  Inc. ...................        4,000           77,040
+Aeropostale, Inc. .......        7,900          216,618
+American Eagle
  Outfitters, Inc. .......       17,900          293,560
+America's Car-Mart,
  Inc. ...................        2,100           56,532
+AnnTaylor Stores
  Corporation.............       14,541          567,099
+Asbury Automotive Group
  Inc. ...................        2,300           41,193
+BJ's Wholesale Club,
  Inc. ...................       22,700          521,192
+bebe stores, inc.........        2,240           58,218
+Big 5 Sporting Goods
  Corporation.............        5,300          111,035
 Blair Corporation........        1,700           41,378
+Blue Rhino Corporation...        5,300           73,617
+Brookstone, Inc. ........        5,100          108,681
 Brown Shoe Company,
   Inc. ..................        5,579          211,611
 The Buckle, Inc. ........        1,249           27,665
 Burlington Coat Factory
   Warehouse Corporation..        5,592          118,327
+CSK Auto Corporation.....       10,434          195,846
+Casual Male Retail Group,
  Inc. ...................       12,200           84,668
 The Cato Corporation
   (Class A)..............        5,197          106,538
+Central Garden & Pet
  Company.................        4,800          134,544
+Charlotte Russe Holding
  Inc. ...................        5,000           69,300
+Charming Shoppes, Inc. ..       33,040          178,416
+The Children's Place
  Retail Stores, Inc. ....        4,485          119,884

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Christopher & Banks
   Corporation............       10,928     $    213,424
+Coldwater Creek Inc. ....        2,020           22,220
+Cole National Corporation
  (Class A)...............        3,100           62,000
+Cost Plus, Inc. .........        7,476          306,516
 Deb Shops, Inc. .........          500           10,750
+Dick's Sporting Goods,
  Inc. ...................        4,500          218,970
 Dillard's, Inc. (Class
   A).....................       21,700          357,182
+The Dress Barn, Inc. ....        5,945           89,116
+Drugstore.com, Inc. .....        9,700           53,447
+Electronics Boutique
  Holdings Corp. .........        5,131          117,449
+Finlay Enterprises,
  Inc. ...................          800           11,304
 Fred's, Inc. ............       14,235          441,000
+FreeMarkets, Inc. .......       11,769           78,735
+GSI Commerce, Inc. ......        4,800           46,853
+Galyan's Trading
  Company.................        3,600           43,344
+GameStop Corporation.....        8,000          123,280
+Genesco Inc. ............        8,338          126,154
+GenesisIntermedia,
  Inc. ...................        3,300                0
+Global Imaging Systems,
  Inc. ...................        5,300          168,275
 Goody's Family Clothing,
   Inc. ..................        7,100           66,456
+Group 1 Automotive,
  Inc. ...................        5,032          182,108
+Guitar Center, Inc. .....        5,139          167,429
+The Gymboree
  Corporation.............        8,858          152,623
 Hancock Fabrics, Inc. ...        6,500           94,120
 Handleman Company........        7,561          155,227
+Hibbett Sporting Goods,
  Inc. ...................        4,200          125,160
+Hot Topic, Inc. .........       14,381          423,664
+Insight Enterprises,
  Inc. ...................       13,898          261,282
+InterTAN, Inc. ..........        6,779           68,603
+J. Jill Group Inc. ......        5,662           71,964
+Jo-Ann Stores, Inc. .....        5,405          110,262
+Jos. A. Bank Clothiers,
  Inc. ...................        2,100           72,849
 Lawson Products, Inc. ...        1,547           51,329
+Linens 'n Things,
  Inc. ...................       16,518          496,861
 Lithia Motors, Inc. .....        3,200           80,672
+MarineMax, Inc. .........        1,000           19,430
+The Men's Wearhouse,
  Inc. ...................       10,361          259,129
+Mothers Work, Inc. ......        2,100           51,240
+Overstock.com, Inc. .....        4,000           79,440
+PC Connection, Inc. .....        1,059            8,864
+PETCO Animal Supplies,
  Inc. ...................       10,800          328,860
+Pacific Sunwear of
  California, Inc. .......       23,928          505,359

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+The Pantry, Inc. ........        2,500     $     56,750
+Party City Corporation...        2,900           36,801
+Payless ShoeSource,
  Inc. ...................       20,000          268,000
+Priceline.com
  Incorporated............        7,516          134,536
+Restoration Hardware,
  Inc. ...................        6,000           28,500
 Russ Berrie and Company,
   Inc. ..................        2,847           96,513
+School Specialty,
  Inc. ...................        6,054          205,897
+Sharper Image
  Corporation.............        3,600          117,540
+ShopKo Stores, Inc. .....        8,898          135,695
 Sonic Automotive,
   Inc. ..................        7,900          181,068
+The Sports Authority,
  Inc. ...................        5,926          227,558
+Stage Stores, Inc. ......        5,700          159,030
+Stamps.com Inc. .........       11,407           70,723
+Stein Mart, Inc. ........        5,824           47,990
+Too Inc. ................       14,666          247,562
+Tractor Supply Company...       10,000          388,900
+Trans World Entertainment
  Corporation.............        5,030           35,814
+Tuesday Morning
  Corporation.............        5,190          156,998
+Tweeter Home
  Entertainment Group,
  Inc. ...................       10,530           99,509
+Ultimate Electronics,
  Inc. ...................        4,219           32,191
 United Auto Group,
   Inc. ..................        4,131          129,300
+United Natural Foods,
  Inc. ...................        6,890          247,420
+Urban Outfitters,
  Inc. ...................        9,200          340,860
+ValueVision
  International, Inc.
  (Class A)...............        5,856           97,795
+The Wet Seal, Inc. (Class
  A)......................        7,075           69,972
+Whitehall Jewelers,
  Inc. ...................        3,400           33,558
+Wilsons The Leather
  Experts Inc. ...........        5,199           18,145
+Zale Corporation.........        8,300          441,560
                                            ------------
                                              13,962,230
                                            ------------

Savings & Loan - 2.9%
 Anchor Bancorp, Inc. ....        6,537          162,771
 BSB Bancorp, Inc. .......        3,241          128,019
 Bank Mutual Corporation..       14,738          167,866
 BankAtlantic Bancorp,
   Inc.(Class A)..........       17,442          331,398
+BankUnited Financial
  Corporation (Class A)...        9,573          246,888
 Bay View Capital
   Corporation............       19,714           42,188

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Berkshire Hills Bancorp,
   Inc. ..................        2,400     $     86,880
 Brookline Bancorp,
   Inc. ..................       20,787          318,873
 CFS Bancorp, Inc. .......        3,000           44,520
 Camco Financial
   Corporation............        2,600           45,058
 Charter Financial
   Corporation............          500           18,635
 Citizens First Bancorp,
   Inc. ..................        1,800           41,040
 Citizens South Banking
   Corporation............        4,300           59,985
 Coastal Bancorp, Inc. ...        1,232           50,648
 Coastal Financial
   Corporation............        3,213           56,677
+Commercial Capital
  Bancorp, Inc. ..........        4,000           85,640
 Commercial Federal
   Corporation............       13,127          350,622
 Connecticut Bancshares,
   Inc. ..................        4,100          211,314
 Dime Community
   Bancshares.............        5,266          161,982
 ESB Financial
   Corporation............          600            9,834
 EverTrust Financial Group
   Inc. ..................        2,400           76,416
 FFLC Bancorp, Inc. ......          400           11,500
 FMS Financial
   Corporation............          400            7,200
 Fidelity Bankshares,
   Inc. ..................        4,148          130,247
 First Defiance Financial
   Corp. .................        1,600           42,640
 First Federal Capital
   Corp. .................        5,212          117,374
 First Federal Financial
   Corporation of
   Kentucky...............          300            7,545
 First Financial Holdings,
   Inc. ..................        4,026          125,853
 First Indiana
   Corporation............        3,388           63,525
 First Niagara Financial
   Group, Inc. ...........       25,118          374,509
 First Place Financial
   Corp. .................        2,900           56,637
 First Republic Bank......        4,200          150,360
 First Sentinel Bancorp
   Inc. ..................        5,967          125,665
 FirstFed America Bancorp,
   Inc. ..................        6,000          156,180
+FirstFed Financial
  Corp. ..................        4,800          208,800
 Flagstar Bancorp,
   Inc. ..................        9,550          204,561
 FloridaFirst Bancorp,
   Inc. ..................        1,400           46,340
 Flushing Financial
   Corporation............        5,775          105,567
 GA Financial, Inc. ......        2,100           72,933

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Great Southern Bancorp,
   Inc. ..................        1,539     $     71,363
 Harbor Florida
   Bancshares, Inc. ......        6,817          202,533
+Hawthorne Financial
  Corporation.............        2,400           67,152
 Heritage Financial
   Corporation............          600           13,128
 Horizon Financial
   Corp. .................        4,600           80,546
 Hudson River Bancorp,
   Inc. ..................        4,000          156,120
 IBERIABANK Corporation...        2,700          159,300
+ITLA Capital
  Corporation.............        1,400           70,140
 Klamath First Bancorp,
   Inc. ..................        3,100           82,274
+Local Financial Corp. ...        6,630          138,169
 MAF Bancorp, Inc. .......       11,060          463,414
 MutualFirst Financial
   Inc. ..................        2,300           58,282
 NASB Financial Inc. .....          300           12,393
 Net.B@nk, Inc. ..........       15,411          205,737
 Northwest Bancorp,
   Inc. ..................        3,467           74,055
 OceanFirst Financial
   Corp. .................        2,796           75,939
+Ocwen Financial
  Corporation.............        7,965           70,570
 PFF Bancorp, Inc. .......        4,541          164,747
 Parkvale Financial
   Corporation............        1,300           34,905
 Partners Trust Financial
   Group, Inc. ...........          900           30,600
 PennFed Financial
   Services, Inc. ........        1,900           63,650
 Provident Bancorp,
   Inc. ..................          900           42,300
 Provident Financial
   Holdings, Inc. ........          700           25,389
 Provident Financial
   Services, Inc. ........       16,700          315,630
 Quaker City Bancorp,
   Inc. ..................        1,600           74,480
 Seacoast Financial
   Services Corporation...        9,602          263,191
 Sound Federal Bancorp,
   Inc. ..................        2,300           35,857
 Staten Island Bancorp,
   Inc. ..................       20,184          454,140
+Sterling Financial
  Corporation.............        4,640          158,827
+TierOne Corporation......        8,500          195,160
 United Community
   Financial Corp. .......        9,273          105,805
 W Holding Company,
   Inc. ..................       26,809          498,912
 Warwick Community
   Bancorp, Inc. .........        1,600           55,040
 Waypoint Financial
   Corp. .................       11,230          243,579

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Westcorp.................        7,836     $    286,406
 Westfield Financial,
   Inc. ..................          400            9,504
 Willow Grove Bankcorp,
   Inc. ..................        4,600           81,696
                                            ------------
                                               9,845,623
                                            ------------

Scientific Equipment & Suppliers - 0.2%
+Newport Corporation......       14,035          231,999
+Varian Inc. .............       10,135          422,934
                                            ------------
                                                 654,933
                                            ------------

Securities Brokerage & Services - 0.4%
 Charter Municipal
   Mortgage Acceptance
   Company................       14,845          313,675
 First Albany Companies
   Inc. ..................        3,600           50,544
+Investment Technology
  Group, Inc. ............       14,900          240,635
+Knight Trading Group,
  Inc. ...................       24,700          361,608
+NCO Group, Inc. .........        8,361          190,380
 SWS Group, Inc. .........        4,304           76,611
+SoundView Technology
  Group, Inc. ............        6,328           98,021
                                            ------------
                                               1,331,474
                                            ------------

Services - Commercial - 2.9%
+4Kids Entertainment,
  Inc. ...................        4,863          126,535
 ABM Industries, Inc. ....       11,670          203,175
+AMN Healthcare Services,
  Inc. ...................        3,805           65,294
+APAC Customer Services
  Inc. ...................        7,738           20,119
+Administaff, Inc. .......        6,661          115,768
+The Advisory Board
  Company.................        3,700          129,167
 Ambassadors Group,
   Inc. ..................          600           14,094
 Ambassadors
   International, Inc. ...          200            2,500
 Angelica Corporation.....        4,400           96,800
+autobytel.com inc. ......       10,400           94,432
 The Brink's Company......       16,200          366,282
 CDI Corp. ...............        6,201          203,083
+Casella Waste Systems,
  Inc. ...................        3,978           54,459
 Central Parking
   Corporation............        5,285           78,905
+Century Business
  Services, Inc. .........       19,533           87,313
+Charles River Associates
  Incorporated............        2,800           89,572
+Clark, Inc. .............        5,600          107,744
+Clean Harbors, Inc. .....        3,600           32,076
+Coinstar, Inc. ..........        8,092          146,142

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Copart, Inc. ............       19,900     $    328,350
+Cornell Companies,
  Inc. ...................        5,800           79,170
+Corrections Corporation
  of America..............       12,094          348,670
+CoStar Group Inc. .......        5,950          247,996
+Cross Country Healthcare,
  Inc. ...................        8,000          119,360
+Exult Inc. ..............       10,500           74,760
+FTD, Inc. (Class A)......          100            2,464
+FTI Consulting, Inc. ....       12,341          288,409
+First Consulting Group,
  Inc. ...................        4,874           27,441
+Forrester Research,
  Inc. ...................        4,181           74,714
 G & K Services, Inc.
   (Class A)..............        5,577          204,955
 Gevity HR, Inc. .........        4,900          108,976
+Harris Interactive
  Inc. ...................       16,100          133,630
+Heidrick & Struggles
  International, Inc. ....        6,058          132,064
+Hudson Highland Group,
  Inc. ...................        3,600           85,860
+ICT Group, Inc. .........        1,600           18,800
+Insurance Auto Auctions,
  Inc. ...................        2,665           34,778
 Kelly Services, Inc.
   (Class A)..............        5,268          150,349
+Korn/Ferry
  International...........        9,868          131,639
+Kroll Inc. ..............       12,600          327,600
+Labor Ready, Inc. .......       14,822          194,168
+Lightbridge, Inc. .......        9,691           88,188
+MAXIMUS, Inc. ...........        4,904          191,894
+MPS Group, Inc. .........       28,305          264,652
+Medical Staffing Network
  Holdings, Inc. .........        5,200           56,940
+MemberWorks
  Incorporated............        3,054           82,977
+Metro One
  Telecommunications,
  Inc. ...................       14,892           38,719
+Midas Group, Inc. .......        5,342           76,391
+Monro Muffler Brake,
  Inc. ...................        3,900           78,039
+Navigant Consulting,
  Inc. ...................       13,623          256,930
+Navigant International,
  Inc. ...................        5,111           70,787
+NetRatings, Inc. ........        1,417           16,196
+PDI, Inc. ...............        2,421           64,907
+Pegasus Systems, Inc. ...        9,439           98,826
 The Pep Boys - Manny, Moe
   & Jack.................       14,410          329,557
+Pre-Paid Legal Services,
  Inc. ...................        4,948          129,242
+Raindance Communications,
  Inc. ...................       21,700           59,675

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Resources Connection,
  Inc. ...................        6,516     $    177,952
+Right Management
  Consultants, Inc. ......        3,915           73,054
 Rollins, Inc. ...........        6,168          139,088
 Roto-Rooter, Inc. .......        2,986          137,655
+SM&A.....................        4,700           54,990
+The Source Information
  Management Company......        5,500           58,410
+Spherion Corporation.....       18,329          179,441
 StarTek, Inc. ...........        2,640          107,686
+TeleTech Holdings,
  Inc. ...................       13,089          147,906
+Tetra Tech, Inc. ........       15,831          393,559
 UniFirst Corporation.....        1,600           37,936
+Volt Information
  Sciences, Inc. .........        1,559           35,233
+Wackenhut Corrections
  Corporation.............        2,700           61,560
+Waste Connections,
  Inc. ...................       10,012          378,153
+Watson Wyatt & Company
  Holdings................        9,025          217,954
+Wireless Facilities,
  Inc. ...................       13,413          199,317
 World Fuel Services
   Corporation............        4,800          162,960
                                            ------------
                                               9,614,387
                                            ------------

Shipping - 0.3%
 Alexander & Baldwin,
   Inc. ..................       13,092          441,069
+GulfMark Offshore,
  Inc. ...................        4,100           57,400
+Kirby Corporation........        5,730          199,862
 Maritrans Inc. ..........          600           10,026
 Overseas Shipholding
   Group, Inc. ...........        5,598          190,612
+Seabulk International,
  Inc. ...................        1,700           13,804
                                            ------------
                                                 912,773
                                            ------------

Shoes - 0.3%
 Kenneth Cole Productions,
   Inc. (Class A).........        1,792           52,685
+The Finish Line, Inc. ...        4,833          144,845
 K-Swiss Inc. (Class A)...        8,896          214,038
+Maxwell Shoe Company Inc.
  (Class A)...............        5,000           84,850
+Shoe Carnival, Inc. .....        1,200           21,360
+Skechers U.S.A., Inc.
  (Class A)...............        5,855           47,718
+Steve Madden,Ltd. .......        4,412           90,005
 The Stride Rite
   Corporation............       11,635          132,406
+Vans, Inc. ..............        7,183           81,958
 Weyco Group, Inc. .......          150            5,047

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Wolverine World Wide,
   Inc. ..................       12,572     $    256,217
                                            ------------
                                               1,131,129
                                            ------------

Steel - 0.4%
+AK Steel Holding
  Corporation.............       37,727          192,408
 Allegheny Technologies
   Incorporated...........       26,300          347,686
 Carpenter Technology
   Corporation............        6,326          187,060
 Gibraltar Steel
   Corporation............        2,623           65,968
 Schnitzer Steel
   Industries, Inc. (Class
   A).....................        3,400          205,700
+Steel Dynamics, Inc. ....       13,697          321,743
                                            ------------
                                               1,320,565
                                            ------------

Synthetic Fibers - 0.0%
 Wellman, Inc. ...........       13,218          134,956
                                            ------------

Telecommunications Equipment - 0.7%
+Andrew Corporation.......       50,004          575,546
 Applied Signal
   Technology, Inc. ......        3,500           80,535
+Arris Group Inc. ........       18,000          130,320
+Audiovox Corporation
  (Class A)...............        4,085           52,451
 Belden Inc. .............        7,069          149,085
+C-COR.net Corp. .........       11,634          129,486
+MasTec, Inc. ............        5,400           79,974
+OmniSky Corporation......          300                0
+Plantronics, Inc. .......       11,910          388,862
+Powerwave Technologies,
  Inc. ...................       23,777          181,894
+Proxim Corporation (Class
  A)......................       43,534           72,702
+SBA Communications
  Corporation.............        8,700           32,886
 SpectraLink Corporation..        6,080          116,554
+SymmetriCom, Inc. .......        8,300           60,424
+Terayon Communication
  Systems, Inc. ..........       20,576           92,592
+Tollgrade Communications,
  Inc. ...................        4,241           74,345
+WilTel Communications
  Group, Inc. ............        7,900                0
                                            ------------
                                               2,217,656
                                            ------------

Textile Products - 0.1%
+DHB Capital Group Inc. ..        8,900           62,300
+Interface, Inc. .........       13,421           74,218
+Unifi, Inc. .............       13,672           88,184
                                            ------------
                                                 224,702
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
v
Textiles Apparel Manufacturers - 0.5%
 Cherokee Inc. ...........        2,900     $     65,946
+Perry Ellis
  International, Inc. ....        1,600           41,248
+Guess?, Inc. ............        1,185           14,303
+Hampshire Group,
  Limited.................        1,700           53,329
 Kellwood Co. ............        9,282          380,562
 OshKosh B'Gosh, Inc.
   (Class A)..............        3,502           75,153
 Oxford Industries,
   Inc. ..................        5,042          170,823
 Phillips-Van Heusen
   Corporation............        7,754          137,556
+Quiksilver, Inc. ........       15,950          282,794
 Russell Corporation......        7,017          123,219
+Warnaco Group, Inc. .....       13,100          208,945
                                            ------------
                                               1,553,878
                                            ------------

Tires & Rubber - 0.3%
 Bandag,Incorporated......        6,074          250,249
 Cooper Tire & Rubber
   Company................       23,800          508,844
+The Goodyear Tire &
  Rubber Company..........       45,700          359,202
                                            ------------
                                               1,118,295
                                            ------------

Tobacco - 0.2%
 DIMON Incorporated.......       13,055           88,121
 Schweitzer-Manduit
   International, Inc. ...        4,620          137,584
 Standard Commercial
   Corporation............        3,000           60,210
+Star Scientific, Inc. ...       10,300           18,952
 Universal Corporation....        8,756          386,753
 Vector Group Ltd. .......        7,809          127,443
                                            ------------
                                                 819,063
                                            ------------
Toys - 0.0%
+JAKKS Pacific, Inc. .....        8,561          112,663
                                            ------------

Transportation - Miscellaneous - 0.1%
+Pacer International,
  Inc. ...................        6,500          131,430
 Quixote Corporation......        2,300           56,143
+SCS Transportation,
  Inc. ...................        5,581           98,114
+U.S. Xpress Enterprises,
  Inc.(Class A)...........        1,800           22,050
                                            ------------
                                                 307,737
                                            ------------

Truckers - 0.7%
 Arkansas Best
   Corporation............        6,941          217,878
+Covenant Transport, Inc.
  (Class A)...............        3,800           72,238
+Forward Air Corporation..        4,588          126,170
 Heartland Express,
   Inc. ..................        9,528          230,482

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+Knight Transportation,
  Inc. ...................        6,850     $    175,703
+Landstar System, Inc. ...       10,408          395,920
+Old Dominion Freight
  Line, Inc. .............        3,700          126,096
+P.A.M. Transportation
  Services, Inc. .........        1,000           21,330
 USF Corporation..........        9,602          328,292
+Yellow Roadway
  Corporation.............       14,977          541,718
                                            ------------
                                               2,235,827
                                            ------------

Utilities - Cable Television & Radio - 0.0%
+Mediacom Communications
  Corporation.............       15,800          136,986
                                            ------------

Utilities - Electrical - 1.5%
+Allegheny Energy,
  Inc. ...................       43,600          556,336
 Avista Corporation.......       15,175          274,971
 Black Hills
   Corporation............        9,300          277,419
 CH Energy Group, Inc. ...        4,689          219,914
+CMS Energy Corporation...       52,900          450,708
 Central Vermont Public
   Service Corporation....        3,603           84,670
 Cleco Corporation........       14,267          256,521
+El Paso Electric
  Company.................       18,208          243,077
 Empire District Electric
   Company................        7,668          168,159
 IDAcorp Inc. ............       13,500          403,920
 MGE Energy, Inc. ........        4,545          143,213
 Otter Tail Company.......        6,986          186,736
 PNM Resources Inc. ......       13,819          388,314
+Sierra Pacific
  Resources...............       44,977          330,131
 UIL Holdings
   Corporation............        4,600          207,460
 UniSource Energy
   Corporation............       10,383          256,045
 Westar Energy, Inc. .....       23,200          469,800
                                            ------------
                                               4,917,394
                                            ------------

Utilities - Gas Distributors - 0.9%
 Atmos Energy
   Corporation............       17,338          421,313
 Cascade Natural Gas
   Corporation............        3,522           74,279
 Chesapeake Utilities
   Corporation............        2,600           67,730
 Energen Corporation......       12,792          524,856
 EnergySouth, Inc. .......        2,000           70,000
 The Laclede Group,
   Inc. ..................        4,948          141,265
 NUI Corporation..........        7,283          117,402
 New Jersey Resources
   Corporation............        8,574          330,185
 Northwest Natural Gas
   Company................        9,299          285,944

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
 vSEMCO Energy, Inc. .....        8,387     $     41,096
 South Jersey Industries,
   Inc. ..................        4,766          193,023
+Southern Union Company...       17,802          327,557
 Southwest Gas
   Corporation............        8,490          190,601
+Southwestern Energy
  Company.................        9,924          237,184
                                            ------------
                                               3,022,435
                                            ------------
Utilities - Gas Pipelines - 0.0%
+TransMontaigne Inc. .....        5,431           35,030
                                            ------------

Utilities - Miscellaneous - 0.1%
+Aquila, Inc. ............       54,900          186,111
                                            ------------

Utilities - Telecommunications - 0.9%
+Boston Communications
  Group, Inc. ............        6,921           64,296
 CT Communications,
   Inc. ..................        3,955           53,392
+Centennial Communications
  Corp. ..................        1,526            8,027
+Cincinnati Bell Inc. ....       65,200          329,260
+Commonwealth Telephone
  Enterprises, Inc. ......        7,933          299,471
 D&E Communications,
   Inc. ..................        5,200           75,452
+Dobson Communications
  Corporation (Class A)...        6,800           44,676
+General Communication,
  Inc. (Class A)..........       11,339           98,649
+Golden Telecom, Inc. ....        3,992          110,778
 Hickory Tech
   Corporation............        3,599           41,209
+Hungarian Telephone and
  Cable Corp. ............          400            3,944
+Intrado Inc. ............        6,600          144,870
+McLeod USA Incorporated
  (Class A)...............       26,100           38,628
+NII Holdings Inc. (Class
  B)......................        4,600          343,298
 North Pittsburgh Systems,
   Inc. ..................        4,321           81,710
+PTEK Holdings, Inc. .....       16,100          141,841
+Price Communications
  Corporation.............       13,104          179,918
+Primus Telecommunications
  Group, Incorporated.....       17,500          178,150
+RCN Corporation..........       22,100           17,680
 Shenandoah
   Telecommunications
   Company................          600           30,756
 SureWest
   Communications.........        3,800          153,596

                              SHARES            VALUE
INDUSTRY++                     HELD       (IN U.S. DOLLARS)
----------                  -----------   -----------------
+TALK America Holdings,
  Inc. ...................       10,033     $    115,580
+Time Warner Telecom Inc.
  (Class A)...............       13,700          138,781
+Triton PCS Holdings, Inc.
  (Class A)...............        4,400           24,552
 Warwick Valley Telephone
   Company................          900           26,631
+Western Wireless
  Corporation (Class A)...       23,100          424,116
                                            ------------
                                               3,169,261
                                            ------------

Utilities - Water - 0.2%
 American States Water
   Company................        3,785           94,625
 California Water Service
   Group..................        8,096          221,830
 Connecticut Water
   Service, Inc. .........        2,489           68,821
 Middlesex Water
   Company................        3,182           64,595
 SJW Corp. ...............          658           58,727
 Southwest Water
   Company................        5,495           88,195
                                            ------------
                                                 596,793
                                            ------------

Wholesale & International Trade - 0.0%
+Central European
  Distribution
  Corporation.............        2,800           88,480
                                            ------------

Wholesalers - 0.1%
+United Stationers,
  Inc. ...................        9,649          394,837
                                            ------------
    TOTAL COMMON STOCKS
      (COST - $250,557,213) - 87.3%          292,978,660
                                            ------------
WARRANTS (C)
Telephone - 0.0%
 Focal Communications
   Corporation............          221                0
                                            ------------
    TOTAL WARRANTS
      (COST - $0) - 0.0%    ...........                0
                                            ------------

                            BENEFICIAL
                             INTEREST/          VALUE
INDUSTRY++                  SHARES HELD   (IN U.S. DOLLARS)
----------                  -----------   -----------------
V
SHORT-TERM SECURITIES
 Merrill Lynch Liquidity
   Series, LLC Cash Sweep
   Series I (a)...........  $40,191,529       40,191,529
 Merrill Lynch Liquidity
   Series,LLC Money Market
   Series (a)(b)..........    6,838,126        6,838,126

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                            BENEFICIAL
                             INTEREST/          VALUE
INDUSTRY++                  SHARES HELD   (IN U.S. DOLLARS)
----------                  -----------   -----------------
 Merrill Lynch Premier
   Institutional Fund
   (a)(b).................    2,279,374     $  2,279,374
                                            ------------
    TOTAL SHORT-TERM
      SECURITIES
      (COST - $49,309,029) - 14.7%..          49,309,029
                                            ------------
TOTAL INVESTMENTS
  (COST - $299,866,242) - 102.0%..           342,287,689
VARIATION MARGIN ON
  FINANCIAL FUTURES
  CONTRACTS - (0.2%) (D)..                      (518,714)
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (1.8%)...                    (6,109,510)
                                            ------------
NET ASSETS - 100.0%.......                  $335,659,465
                                            ============

---------------

(a) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                INTEREST/
                                                                                DIVIDEND
   AFFILIATE                                                     NET ACTIVITY    INCOME
   ---------                                                     ------------   ---------
   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $37,274,469    $170,348
   Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 4,053,691    $ 34,641
   Merrill Lynch Premier Institutional Fund....................     (189,841)   $ 19,286

(b) Security was purchased with the cash proceeds from securities loans.

(c) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Financial futures contracts purchased as of December 31,2003 were as follows:

   NUMBER OF                 EXPIRATION                UNREALIZED
   CONTRACTS      ISSUE         DATE     FACE VALUE      GAINS
   ---------   ------------  ----------  -----------   ----------
     153         Russell     March 2004  $40,821,244   $1,804,556
               2000........
                                                       ----------
       Total Unrealized Gains - Net                    $1,804,556
                                                       ==========

 +  Non-income producing security.

++ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes,and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (including securities loaned of
     $8,501,179) (identified cost - $299,866,242)...........               $342,287,689
    Cash on deposit for financial futures contracts.........                  2,086,000
    Receivables:
      Contributions.........................................  $2,346,439
      Securities sold.......................................     452,437
      Dividends.............................................     317,639
      Interest..............................................      31,778
      Securities lending - net..............................       5,377      3,153,670
                                                              ----------
    Prepaid expenses and other assets.......................                      1,228
                                                                           ------------
        TOTAL ASSETS........................................                347,528,587
                                                                           ------------

LIABILITIES:
    Collateral on securities loaned, at value...............                  9,117,500
    Payables:
      Withdrawals...........................................   1,797,393
      Variation margin......................................     518,714
      Custodian bank........................................     418,315
      Securities purchased..................................       6,183
      Other affiliates......................................       2,573      2,743,178
                                                              ----------
    Accrued expenses........................................                      8,444
                                                                           ------------
        TOTAL LIABILITIES...................................                 11,869,122
                                                                           ------------
NET ASSETS..................................................               $335,659,465
                                                                           ============
NET ASSETS CONSIST OF:
    Investors' capital......................................               $291,433,462
    Unrealized appreciation on investments - net............                 44,226,003
                                                                           ------------
NET ASSETS..................................................               $335,659,465
                                                                           ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $1,168 foreign withholding tax).......             $ 2,538,493
    Interest................................................                 170,468
    Securities lending - net................................                  53,927
                                                                         -----------
        TOTAL INCOME........................................               2,762,888
                                                                         -----------
EXPENSES:
    Professional fees.......................................  $116,519
    Accounting services.....................................    38,444
    Custodian fees..........................................    34,720
    Investment advisory fees................................    22,670
    Trustees' fees and expenses.............................     3,016
    Printing and shareholder reports........................     2,381
    Other...................................................     6,007
                                                              --------
        Total expenses before waiver and reimbursement......   223,757
    Waiver and reimbursement of expenses....................   (26,092)
                                                              --------
        TOTAL EXPENSES AFTER WAIVER AND REIMBURSEMENT.......                 197,665
                                                                         -----------
INVESTMENT INCOME - NET.....................................               2,565,223
                                                                         -----------
REALIZED & UNREALIZED GAIN ON INVESTMENTS - NET
    Realized gain on investments - net......................                 459,569
    Change in unrealized appreciation/depreciation on
     investments - net......................................              85,865,588
                                                                         -----------
        TOTAL REALIZED AND UNREALIZED GAIN ON
        INVESTMENTS - NET...................................              86,325,157
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $88,890,380
                                                                         ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................  $  2,565,223   $  2,405,288
    Realized gain (loss) on investments - net...............       459,569    (12,560,901)
    Change in unrealized appreciation/depreciation on
     investments - net......................................    85,865,588    (35,615,150)
                                                              ------------   ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................    88,890,380    (45,770,763)
                                                              ------------   ------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................    87,919,756    105,968,467
    Fair value of withdrawals...............................   (23,066,142)   (61,250,024)
                                                              ------------   ------------
    NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL
     TRANSACTIONS...........................................    64,853,614     44,718,443
                                                              ------------   ------------
NET ASSETS:
    Total increase (decrease) in net assets.................   153,743,994     (1,052,320)
    Beginning of year.......................................   181,915,471    182,967,791
                                                              ------------   ------------
    END OF YEAR.............................................  $335,659,465   $181,915,471
                                                              ============   ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                          FOR THE YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------
                                  2003       2002       2001      2000+      1999+
                                --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN.......    47.11%    (20.19%)     2.37%         --         --
                                --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of waiver
      and reimbursement.......      .09%       .08%       .08%       .09%       .14%
                                --------   --------   --------   --------   --------
    Expenses..................      .10%       .14%       .13%       .13%       .17%
                                --------   --------   --------   --------   --------
    Investment income - net...     1.13%      1.26%      1.45%      1.90%      1.83%
                                --------   --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of year
      (in thousands)..........  $335,659   $181,915   $182,968   $169,244   $114,799
                                --------   --------   --------   --------   --------
    Portfolio turnover........    28.57%     39.00%     48.50%     50.51%     51.20%
                                --------   --------   --------   --------   --------

---------------

+ Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master Small Cap Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

  A.  Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision by the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

  B.  Derivative financial instruments

     The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

  C.  Income taxes

     The Series is classified as a partnership for Federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

  D.  Security transactions and investment income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  E.  Securities lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  F.  Custodian bank

     The Series recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .09%. Effective January 1, 2003, the limit increased from .08% to .09%. This arrangement expires December 31, 2004 and is renewable. FAM earned fees of $22,670, all of which were waived. In addition, FAM reimbursed the Series for additional expenses of $3,422.

     Merrill Lynch Trust Company, an indirect, wholly-owned Subsidiary of ML & Co., is the Series' Custodian.

     The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of December 31, 2003, the Series lent securities with a value of$397, 133 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market Series advised by FAM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $20,831 in securities lending agent fees from the Series.

     For the year ended December 31, 2003, the Series reimbursed FAM $4,577 for certain accounting services.

     Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $100,145,506 and $60,224,191, respectively.

     Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

                                                         REALIZED GAINS   UNREALIZED
                                                            (LOSSES)         GAINS
                                                         --------------   -----------
Long-term investments..................................   $(3,404,071)    $42,421,447
Financial futures contracts............................     3,863,640       1,804,556
                                                          -----------     -----------
Total..................................................   $   459,569     $44,226,003
                                                          ===========     ===========

     As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $39,217,195, of which $62,897,826 related to appreciated securities and $23,680,631 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $303,070,494.

4.   SHORT-TERM BORROWINGS:

     The Series, along with certain other Series managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Series may borrow under the credit agreement to Series shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .09% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Series did not borrow under the credit agreement during the year ended December 31, 2003.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES

INDEPENDENT AUDITORS' REPORT
December 31, 2003
--------------------------------------------------------------------------------

To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Index Series one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of the Quantitative Master Series Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)   LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST      SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  --------      -----------------------      --------------   -------------
INTERESTED TRUSTEE

Terry K. Glenn*            President    2000 to  President and Chairman of the      123 Funds     None
P.O. Box 9011              and          present  Merrill Lynch Investment         160 Portfolios
Princeton, NJ 08543-9011   Trustee      and      Managers, L.P. ("MLIM")/Fund
Age: 63                                 1997 to  Asset Management, L.P.
                                        present  ("FAM") - Advised Funds since
                                                 1999; Chairman (Americas
                                                 Region) of MLIM from 2000 to
                                                 2002; Executive Vice President
                                                 of FAM and MLIM (which terms as
                                                 used herein include their
                                                 corporate predecessors) from
                                                 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD")
                                                 from 1986 to 2002 and Director
                                                 thereof from 1991 to 2002;
                                                 Executive Vice President and
                                                 Director of Princeton Services,
                                                 Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of
                                                 Princeton Administrators, L.P.
                                                 from 1989 to 2002; Director of
                                                 Financial Data Services, Inc.
                                                 since 1985.

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)   LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST      SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  --------  -------------------------------  --------------   -------------
INDEPENDENT TRUSTEES*

Donald W. Burton           Trustee      2002 to  Manager of The Burton               23 Funds     ITC Delta-Com,
P.O. Box 9095                           present  Partnership, Limited             36 Portfolios   Inc., ITC
Princeton, NJ 08543-9095                         Partnership since 1979;                          Financial
Age: 59                                          Managing General Partner of the                  Services,
                                                 South Atlantic Venture Funds,                    Knology, Inc.,
                                                 Limited Partnerships and                         PriCare, Inc.,
                                                 Chairman of South Atlantic                       Symbion, Inc.
                                                 Private Equity Fund IV, Limited
                                                 Partnership since 1983; Member
                                                 of the Investment Advisory
                                                 Council of the Florida State
                                                 Board of Administration since
                                                 2001.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)   LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST      SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  --------  -------------------------------  --------------   -------------

M. Colyer Crum             Trustee      2000 to  James R. Williston Professor of     24 Funds     Cambridge
P.O. Box 9095                           present  Investment Management Emeritus,  37 Portfolios   Bancorp
Princeton, NJ 08543-9095                         Harvard Business School since
Age: 71                                          1996; Chairman and Director of
                                                 Phaeton International, Ltd.
                                                 from 1985 to present; Director
                                                 of Cambridge Bancorp since
                                                 1969.

Laurie Simon Hodrick       Trustee      2000 to  Professor of Finance and            23 Funds     None
P.O. Box 9095                           present  Economics, Graduate School of    36 Portfolios
Princeton, NJ 08543-9095                         Business, Columbia University
Age: 41                                          since 1998; Associate Professor
                                                 of Finance and Economics,
                                                 Graduate School of Business,
                                                 Columbia University from 1996
                                                 to 1998.

David H. Walsh             Trustee      2003 to  Consultant with Putnam              23 Funds     None
P.O. Box 9095                           present  Investments since 1993 and       36 Portfolios
Princeton, NJ 08543-9095                         employed in various capacities
Age: 62                                          therewith from 1971 to 1992;
                                                 Director of the National
                                                 Audubon Society since 2000;
                                                 Director of the American Museum
                                                 of Fly Fishing since 1998.

Fred G. Weiss              Trustee      2000 to  Managing Director of FGW            23 Funds     Watson
P.O. Box 9095                           present  Associates since 1997; Vice      36 Portfolios   Pharmaceuticals,
Princeton, NJ 08543-9095                         President, Planning, Investment                  Inc.
Age: 62                                          and Development of Warner
                                                 Lambert Co. from 1979 to 1997;
                                                 Director of BTG International
                                                 PLC since 2001; Director of
                                                 KIMC Investments, Inc. since
                                                 2003; Director of Osmotica
                                                 Holding Corp. AVV since 2003.

* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  ------------          -------------------------------------------
TRUST OFFICERS

Donald C. Burke            Vice         1997 to      First Vice President of FAM and MLIM since 1997 and
P.O. Box 9011              President    present and  Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-901    and          1999 to      Treasurer of Princeton Services since 1999; Vice President
Age: 43                    Treasurer    present      of FAMD since 1999; Director of MLIM Taxation since 1990.

Robert C. Doll, Jr.        Senior       1999 to      President of MLIM and member of the Executive Management
P.O. Box 9011              Vice         present      Committee of ML &Co., Inc. since 2001; Global Chief
Princeton, NJ 08543-9011   President                 Investment Officer and Senior Portfolio Manager of MLIM
Age: 49                                              since 1999; Chief Investment Officer of Equities at
                                                     Oppenheimer Funds, Inc. from 1990 to 1999 and Chief
                                                     Investment Officer thereof from 1998 to 1999; Executive Vice
                                                     President of Oppenheimer Funds, Inc. from 1991 to 1999.

--------------------------------------------------------------------------------

MASTER SMALL CAP INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  ------------          -------------------------------------------

Richard J. Vella           Vice         1999 to      Managing Director and Head of Global Index and Enhanced
P.O. Box 9011              President    present      Index products for Merrill Lynch Quantitative Advisors since
Princeton, NJ 08543-9011                             1999; Managing Director and Head of the Global Index and
Age: 46                                              Enhanced Index business at Bankers Trust from 1984 to 1999.

Brian D. Stewart           Secretary    2003 to      Vice President (Legal Advisory) of MLIM since 2002; Attorney
P.O. Box 9011                           present      with Reed Smith from 2001 to 2002; Attorney with Saul Ewing
Princeton, NJ 08543-9011                             from 1999 to 2001.
Age:34

*   Officers of the Trust serve at the pleasure of the Board of Trustees.

CUSTODIAN                             TRANSFER AGENT
J.P. Morgan Chase Bank                Financial Data Services, Inc.
4 Chase MetroTech Center, 18th Floor  4800 Deer Lake Drive East
Brooklyn, NY 11245                    Jacksonville, FL 32246-6484
                                      800-637-3863

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

SCHEDULE OF INVESTMENTS
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
COMMON STOCKS
AUSTRALIA
Beverages - 0.2%
Coca-Cola Amatil Limited....     53,424     $    250,772
Foster's Brewing Group
  Limited...................    187,558          635,920
Southcorp Limited...........      8,843           17,989
                                            ------------
                                                 904,681
                                            ------------

Biotechnology - 0.0%
CSL Limited.................     12,578          169,163
                                            ------------
Capital Markets - 0.1%
Macquarie Bank Limited......     19,088          511,419
                                            ------------

Chemicals - 0.1%
Orica Limited...............     19,981          210,163
                                            ------------

Commercial Banks - 1.4%
Australia and New Zealand
  Banking Group Ltd. .......    138,812        1,849,117
Commonwealth Bank of
  Australia.................     85,936        1,906,843
National Australia Bank
  Limited...................    105,512        2,380,966
Westpac Banking Corporation
  Limited...................    137,398        1,655,325
                                            ------------
                                               7,792,251
                                            ------------
Commercial Services & Supplies - 0.1%
Brambles Industries
  Limited...................     95,823          381,205
                                            ------------

Construction & Engineering - 0.0%
Leighton Holdings Ltd. .....      9,752           86,776
                                            ------------

Construction Materials - 0.2%
Boral Limited...............     19,286           73,818
CSR Limited.................     36,728           51,195
James Hardie Industries
  NV........................     50,663          262,624
Rinker Group Limited........     74,568           68,000
                                            ------------
                                                 755,637
                                            ------------

Containers & Packaging - 0.1%
Amcor Limited...............     76,674          477,180
                                            ------------
Diversified Financial Services - 0.1%
Australian Stock Exchange
  Limited...................      1,250           16,086
Suncorp - Metway Limited....     28,223          263,469
                                            ------------
                                                 279,555
                                            ------------

Diversified Telecommunication Services - 0.1%
Telstra Corporation
  Limited...................    148,136          537,975
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Food & Staples Retailing - 0.2%
Coles Myer Limited..........     61,835     $    352,217
Woolworths Limited..........     85,069          756,324
                                            ------------
                                               1,108,541
                                            ------------

Gas Utilities - 0.0%
Australian Gas Light Company
  Limited...................     20,590          174,217
                                            ------------

Health Care Equipment & Supplies - 0.0%
Cochlear Limited............      8,175          132,182
Pacific Dunlop Limited......      7,344           35,690
                                            ------------
                                                 167,872
                                            ------------

Health Care Providers & Services - 0.0%
Mayne Nickless Limited......     86,923          213,504
                                            ------------

Hotels, Restaurants & Leisure - 0.1%
Aristocrat Leisure
  Limited...................     77,973          101,048
TAB Limited.................     63,104          219,661
TABCORP Holdings Limited....     41,236          348,908
                                            ------------
                                                 669,617
                                            ------------

IT Services - 0.0%
Computershare Limited.......     11,639           29,027
                                            ------------

Industrial Conglomerates - 0.1%
Wesfarmers Limited..........     24,616          491,308
                                            ------------

Insurance - 0.2%
AMP Limited.................    125,623          474,200
Insurance Australia Group
  Limited...................     91,298          292,351
QBE Insurance Group
  Limited...................     50,043          399,672
                                            ------------
                                               1,166,223
                                            ------------

Media - 0.2%
John Fairfax Holdings
  Limited...................     99,578          264,095
The News Corporation
  Limited...................     96,116          868,299
Publishing & Broadcasting
  Limited...................      6,114           57,675
                                            ------------
                                               1,190,069
                                            ------------

Metals & Mining - 0.8%
Alumina Limited.............     60,157          297,787
BHP Billiton Limited........    271,919        2,497,455
BHP Steel Limited...........     80,506          339,681
Newcrest Mining Limited.....     28,549          278,558
OneSteel Limited............     23,360           35,553
Rio Tinto Limited...........     26,086          731,147
WMC Resources Limited (a)...    107,289          455,112
                                            ------------
                                               4,635,293
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Oil & Gas - 0.1%
Origin Energy Limited.......     20,509     $     73,399
Santos Limited..............     57,885          299,624
Woodside Petroleum Limited..     42,915          478,548
                                            ------------
                                                 851,571
                                            ------------
Paper & Forest Products - 0.0%
Paperlinx Limited...........        377            1,415
                                            ------------
Real Estate - 0.4%
Centro Properties Group.....     13,119           39,340
Gandel Retail Trust.........    186,267          188,059
General Property Trust......    164,540          370,678
Investa Property Group......     31,118           45,954
Lend Lease Corporation
  Limited...................     39,556          299,525
Macquarie Goodman Industrial
  Trust.....................     22,601           28,779
Mirvac Group................     77,774          253,147
Stockland Trust Group.......    111,052          436,769
Westfield Holdings
  Limited...................     21,901          230,523
Westfield Trust.............    118,758          318,542
Westfield Trust (New).......      3,441            9,100
                                            ------------
                                               2,220,416
                                            ------------

Road & Rail - 0.0%
Toll Holdings Limited.......     30,522          189,724
                                            ------------
Transportation Infrastructure - 0.1%
Macquarie Infrastructure
  Group.....................    177,670          455,143
Patrick Corporation
  Limited...................      5,500           60,626
Transurban Group............      3,659           12,296
                                            ------------
                                                 528,065
                                            ------------
TOTAL COMMON STOCKS IN
  AUSTRALIA.................                  25,742,867
                                            ------------

AUSTRIA
Building Products - 0.1%
Wienerberger
  Baustoffindustrie AG......      5,247          140,176
                                            ------------

Commercial Banks - 0.1%
Bank Austria Creditanstalt
  (a).......................        719           36,730
Erste Bank der
  Oesterreichischen
  Sparkassen AG.............      3,028          374,184
                                            ------------
                                                 410,914
                                            ------------

Construction Materials - 0.0%
RHI AG (a)..................         53            1,009
                                            ------------

Containers & Packaging - 0.0%
Mayr - Melnhof Karton AG....        911          109,508
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Diversified Telecommunication Services - 0.0%
Telekom Austria AG (a)......      8,012     $     99,038
                                            ------------

Electric Utilities - 0.0%
Oesterreichische
  Elektrizitaetswirtschafts - AG
  "Verbund" 'A'.............         47            5,490
                                            ------------

Machinery - 0.0%
VA Technologie AG (a).......        458           14,795
                                            ------------

Metals & Mining - 0.0%
Boehler - Uddeholm AG.......      1,992          134,525
                                            ------------

Oil & Gas - 0.0%
OMV AG......................        329           49,001
                                            ------------

Real Estate - 0.0%
Immofinanz Immobilien
  Anlagen AG (a)............      2,066           16,417
                                            ------------

Transportation Infrastructure - 0.0%
Flughafen Wien AG...........      1,446           67,850
                                            ------------
TOTAL COMMON STOCKS IN
  AUSTRIA...................                   1,048,723
                                            ------------

BELGIUM
Beverages - 0.0%
Interbrew...................      7,496          200,070
                                            ------------

Chemicals - 0.1%
Solvay SA...................      3,522          305,420
                                            ------------

Commercial Banks - 0.2%
Dexia.......................     53,179          916,277
KBC Bancassurance Holding...      4,631          216,245
                                            ------------
                                               1,132,522
                                            ------------

Construction & Engineering - 0.0%
Suez Lyonnaise des Eaux SA..      4,785               60
                                            ------------

Distributors - 0.0%
D'leteren SA................        222           45,531
                                            ------------

Diversified Financial Services - 0.3%
Fortis......................     81,269        1,633,989
Groupe Bruxelles Lambert
  SA........................      3,292          185,486
                                            ------------
                                               1,819,475
                                            ------------

Electric Utilities - 0.1%
Electrabel SA...............      1,917          602,568
                                            ------------

Electrical Equipment - 0.0%
Bekaert NV..................      1,022           65,100
                                            ------------

Electronic Equipment & Instruments - 0.0%
Barco NV (New Shares).......        520           45,585
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Food & Staples Retailing - 0.1%
Colruyt NV..................      2,214     $    213,357
Delhaize Group..............      6,033          310,325
Delhaize Group (ADR) (b)....        950           48,488
                                            ------------
                                                 572,170
                                            ------------

Leisure Equipment & Products - 0.0%
Agfa Gevaert NV.............      5,023          143,188
                                            ------------
Marine - 0.0%
Compagnie Maritime Belge SA
  (CMB).....................        628           50,696
                                            ------------

Metals & Mining - 0.1%
Umicore (a).................         52               12
Union Miniere SA............      2,965          208,126
                                            ------------
                                                 208,138
                                            ------------

Oil & Gas - 0.0%
Exmar NV (a)................        628           26,687
                                            ------------
Pharmaceuticals - 0.1%
UCB SA......................      9,333          351,871
                                            ------------
Wireless Telecommunication Services - 0.0%
Mobistar SA (a).............        457           25,651
                                            ------------
TOTAL COMMON STOCKS IN
  BELGIUM...................                   5,594,732
                                            ------------

BERMUDA
Textiles, Apparel & Luxury Goods - 0.0%
Yue Yuen Industrial
  (Holdings) Limited........     21,785           59,909
                                            ------------
TOTAL COMMON STOCKS IN
  BERMUDA...................                      59,909
                                            ------------

DENMARK
Beverages - 0.0%
Carlsberg A/S 'B'...........        285           13,132
                                            ------------
Chemicals - 0.0%
Novozymes A/S 'B'...........      2,267           82,759
                                            ------------

Commercial Banks - 0.2%
Danske Bank.................     41,200          966,636
                                            ------------

Commercial Services & Supplies - 0.1%
Group 4 Falck A/S...........     10,216          209,403
ISS A/S.....................      2,439          120,232
                                            ------------
                                                 329,635
                                            ------------

Construction & Engineering - 0.0%
FLS Industries A/S 'B'
  (a).......................      1,417           16,323
                                            ------------
Diversified Telecommunication Services - 0.1%
TDC A/S.....................     12,104          436,742
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Electrical Equipment - 0.0%
NKT Holding A/S.............        820     $     14,898
Vestas Wind Systems A/S.....      9,621          156,462
                                            ------------
                                                 171,360
                                            ------------

Food Products - 0.0%
A/S Det Ostasiatiske
  Kompagni..................        555           24,257
Danisco A/S.................      2,482          110,369
                                            ------------
                                                 134,626
                                            ------------

Health Care Equipment & Supplies - 0.0%
Coloplast A/S 'B'...........         93            7,956
GN Store Nord A/S (a).......     25,856          167,755
William Demant A/S (a)......      1,530           51,707
                                            ------------
                                                 227,418
                                            ------------

Household Durables - 0.0%
Bang & Olufsen Holding A/ S
  'B'.......................        464           19,415
                                            ------------

Insurance - 0.0%
Topdanmark A/S (a)..........        907           48,552
                                            ------------

Marine - 0.1%
A/S Dampskibsselskabet
  Svendborg 'B'.............         69          497,938
                                            ------------

Pharmaceuticals - 0.2%
H. Lundbeck A/S.............      1,278           21,216
Novo Nordisk A/S 'B'........     21,291          867,416
                                            ------------
                                                 888,632
                                            ------------

Road & Rail - 0.0%
DSV, De Sammensluttede
  Vognmaend af 13-7-1976
  A/S.......................      3,291          145,507
                                            ------------
TOTAL COMMON STOCKS IN
  DENMARK...................                   3,978,675
                                            ------------

FINLAND
Auto Components - 0.0%
Nokian Renkaat Oyj..........        671           50,697
                                            ------------

Communications Equipment - 1.1%
Nokia Oyj 'A'...............    342,747        5,927,164
Nokia Oyj 'A' (ADR) (b).....      1,270           21,590
                                            ------------
                                               5,948,754
                                            ------------

Diversified Telecommunication Services - 0.0%
HPY Holding - HTF Holding
  Oyj Abp (a)...............      5,791           77,427
TeliaSonera AB..............     36,201          189,041
                                            ------------
                                                 266,468
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Electric Utilities - 0.0%
Fortum Corporation,the
  IVO - Neste Group.........     25,064     $    258,607
                                            ------------
IT Services - 0.0%
Tietoenator Oyj.............      8,327          227,921
                                            ------------
Insurance - 0.1%
Pohjola Group PLC 'D'.......      2,198           58,776
Sampo Insurance Company Ltd.
  'A'.......................     29,012          300,073
                                            ------------
                                                 358,849
                                            ------------
Leisure Equipment & Products - 0.0%
Amer Group Ltd. ............      1,968           85,268
                                            ------------

Machinery - 0.1%
Kone Corporation 'B'........      4,290          246,209
Metso Oyj...................      4,366           53,308
Wartsila Oyj 'B'............        154            2,953
                                            ------------
                                                 302,470
                                            ------------
Metals & Mining - 0.0%
Outokumpu Oyj...............        447            6,072
Rautaruukki Oyj (a).........      3,289           24,228
                                            ------------
                                                  30,300
                                            ------------
Paper & Forest Products - 0.3%
Stora Enso Oyj 'R'..........     50,521          680,580
UPM - Kymmene Oyj...........     43,379          827,308
                                            ------------
                                               1,507,888
                                            ------------
TOTAL COMMON STOCKS IN
  FINLAND...................                   9,037,222
                                            ------------
FRANCE
Aerospace & Defense - 0.2%
European Aeronautic Defence
  and Space Company.........     20,878          496,405
Thomson CSF.................      8,645          290,602
                                            ------------
                                                 787,007
                                            ------------
Airlines - 0.0%
  Groupe Air France.........      1,033           15,831
                                            ------------

Auto Components - 0.1%
Compagnie Generale des
  Etablissements Michelin
  'B'.......................      8,751          401,565
Valeo SA....................      7,245          290,147
                                            ------------
                                                 691,712
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Automobiles - 0.3%
PSA Peugeot Citroen.........     15,373     $    783,386
Renault SA..................     11,657          804,285
                                            ------------
                                               1,587,671
                                            ------------

Beverages - 0.1%
Pernod Ricard...............      4,774          530,812
                                            ------------

Building Products - 0.2%
Compagnie de Saint-Gobain...     24,042        1,176,928
                                            ------------

Chemicals - 0.2%
Air Liquide.................      7,106        1,254,842
                                            ------------

Commercial Banks - 1.2%
BNP Paribas SA..............     56,094        3,532,050
Credit Agricole SA..........     26,773          639,269
Societe Generale 'A'........     24,167        2,133,814
                                            ------------
                                               6,305,133
                                            ------------

Commercial Services & Supplies - 0.0%
Societe BIC SA..............      1,954           90,306
                                            ------------

Communications Equipment - 0.2%
Alcatel (a).................     90,146        1,160,935
Sagem SA (New Shares).......        946          101,383
                                            ------------
                                               1,262,318
                                            ------------

Construction & Engineering - 0.1%
Societe Generale
  d'Entreprises SA..........      6,092          504,464
                                            ------------

Construction Materials - 0.2%
Imetal SA...................        298           62,735
Lafarge SA (Ordinary).......     13,032        1,160,517
                                            ------------
                                               1,223,252
                                            ------------

Diversified Telecommunication Services - 0.4%
France Telecom SA (a).......     75,017        2,144,151
                                            ------------

Electrical Equipment - 0.2%
Alstom (a)..................     13,495           21,277
Schneider SA................     16,430        1,075,575
                                            ------------
                                               1,096,852
                                            ------------

Energy Equipment & Service - 0.0%
Compagnie Francaise d'Etudes
  et de Construction de
  Construction (Technip
  SA).......................      1,407          152,271
                                            ------------

Food & Staples Retailing - 0.5%
Carrefour SA................     39,066        2,144,488
Casino Guichard - Perrachon
  SA........................      2,737          266,174
                                            ------------
                                               2,410,662
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Food Products - 0.3%
Groupe Danone...............      9,323     $  1,521,689
                                            ------------
Health Care Equipment & Supplies - 0.1%
Essilor International SA....      7,188          371,730
                                            ------------

Hotels,Restaurants & Leisure - 0.2%
Accor SA....................     16,195          733,350
Sodexho Alliance SA.........      9,880          297,970
                                            ------------
                                               1,031,320
                                            ------------
Household Durables - 0.1%
Thomson Multimedia..........     20,538          437,028
                                            ------------

IT Services - 0.1%
Atos Origin SA (a)..........        845           54,038
Cap Gemini SA (a)...........      9,515          422,582
                                            ------------
                                                 476,620
                                            ------------
Insurance - 0.4%
Axa.........................    104,135        2,229,022
CNP Assurances..............        582           30,304
                                            ------------
                                               2,259,326
                                            ------------
Internet Software & Services - 0.0%
Wanadoo (a).................     19,771          162,098
                                            ------------

Media - 0.5%
Lagardere SCA...............      9,300          536,908
Publicis SA.................      4,855          157,383
Societe Television Francaise
  1.........................     11,154          389,433
Vivendi Universal SA (a)....     54,852        1,333,245
Vivendi Universal SA (ADR)
  (a)(b)....................      6,053          146,967
                                            ------------
                                               2,563,936
                                            ------------

Metals & Mining - 0.1%
Arcelor.....................     30,042          523,688
                                            ------------

Multi-Utilities & Unregulated Power - 0.3%
Suez SA (a).................     61,721        1,240,179
Veolia Environment..........     21,582          579,839
                                            ------------
                                               1,820,018
                                            ------------
Multiline Retail - 0.1%
Pinault-Printemps-Redoute
  SA........................      5,916          571,974
                                            ------------

Oil & Gas - 1.5%
TotalFinaElf SA.............     43,865        8,155,516
TotalFinaElf SA 'B'.........        939          174,582
TotalFinaElf SA 'STRIP'.....      4,140               52
                                            ------------
                                               8,330,150
                                            ------------
Personal Products - 0.3%
L'Oreal SA..................     22,889        1,876,618
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Pharmaceuticals - 0.9%
Aventis SA..................     49,882     $  3,296,939
Sanofi-Synthelabo SA........     24,706        1,860,427
                                            ------------
                                               5,157,366
                                            ------------

Real Estate - 0.1%
Gecina (a)..................        440           64,712
Klepierre...................      2,142          128,876
Unibail (Union du
  Credit - Bail
  Immobilier)...............      3,754          352,055
                                            ------------
                                                 545,643
                                            ------------

Semiconductors & Semiconductor Equipment - 0.2%
STMicroelectronics NV.......     40,849        1,107,786
                                            ------------

Software - 0.1%
Business Objects SA (a).....      6,540          228,091
Dassault Systemes SA........      3,179          144,996
                                            ------------
                                                 373,087
                                            ------------

Textiles, Apparel & Luxury Goods - 0.2%
Hermes International........        189           36,570
LVMH (Louis Vuitton Moet
  Hennessy).................     17,690        1,287,477
                                            ------------
                                               1,324,047
                                            ------------

Transportation Infrastructure - 0.0%
Autoroutes du Sud de la
  France....................      2,314           77,639
                                            ------------
Wireless Telecommunication Services - 0.1%
Bouygues SA.................     17,461          610,518
                                            ------------
TOTAL COMMON STOCKS IN
  FRANCE....................                  52,376,493
                                            ------------

GERMANY
Air Freight & Logistics - 0.1%
Deutsche Post AG (Registered
  Shares)...................     24,004          495,036
                                            ------------

Airlines - 0.1%
Deutsche Lufthansa AG
  (Registered Shares).......     19,873          332,135
                                            ------------

Auto Components - 0.1%
Continental AG..............     11,586          439,443
                                            ------------

Automobiles - 0.7%
DaimlerChrysler AG..........     58,964        2,751,848
Volkswagen AG...............     17,729          987,304
                                            ------------
                                               3,739,152
                                            ------------

Biotechnology - 0.0%
QIAGEN NV (a)...............      4,938           60,604
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Capital Markets - 0.5%
Deutsche Bank AG (Registered
  Shares)...................     35,994     $  2,982,849
Marschollek,Lautenschlaeger
  und Partner AG (a)........      3,609           70,559
                                            ------------
                                               3,053,408
                                            ------------
Chemicals - 0.6%
BASF AG.....................     38,454        2,162,307
Bayer AG....................     50,053        1,465,980
Linde AG....................      4,297          231,435
                                            ------------
                                               3,859,722
                                            ------------
Commercial Banks - 0.2%
Bayerische Hypo- und
  Vereinsbank AG (a)........     29,865          690,872
Commerzbank AG..............     36,482          715,558
                                            ------------
                                               1,406,430
                                            ------------
Construction Materials - 0.0%
HeidelbergCement AG (a).....      1,777           68,789
HeidelbergCement AG VVPR
  (a).......................      1,901               24
HeidelbergCement AG (Xetra)
  (a).......................         51            2,156
                                            ------------
                                                  70,969
                                            ------------
Diversified Financial Services - 0.1%
Deutsche Boerse AG..........      9,680          529,298
                                            ------------

Diversified Telecommunication Services - 0.6%
Deutsche Telekom AG
  (Registered Shares) (a)...    178,959        3,275,343
                                            ------------

Electric Utilities - 0.6%
E.On AG.....................     46,826        3,055,971
                                            ------------
Electronic Equipment & Instruments - 0.0%
Epcos AG (a)................      2,386           53,872
                                            ------------
Food & Staples Retailing - 0.1%
Metro AG....................      8,744          385,472
                                            ------------

Health Care Providers & Services - 0.1%
Fresenius Medical Care AG...      3,542          251,978
Gehe AG.....................      1,654           80,217
                                            ------------
                                                 332,195
                                            ------------

Hotels,Restaurants & Leisure - 0.1%
Preussag AG.................     13,366          278,683
                                            ------------

Industrial Conglomerates - 0.8%
Siemens AG..................     54,809        4,389,969
Siemens AG (ADR) (b)........        860           68,748
                                            ------------
                                               4,458,717
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Insurance - 0.7%
Allianz AG (Registered
  Shares)...................     19,585     $  2,472,331
Muenchener
  Rueckversicherungs-
  Gesellschaft AG
  (Registered Shares).......     11,211        1,359,233
                                            ------------
                                               3,831,564
                                            ------------

Machinery - 0.1%
MAN AG......................     10,959          332,447
                                            ------------

Metals & Mining - 0.1%
Thyssen Krupp AG............     25,036          494,846
                                            ------------

Multi-Utilities & Unregulated Power - 0.2%
RWE AG......................     34,181        1,352,493
                                            ------------

Multiline Retail - 0.0%
Karstadt AG.................      1,640           40,545
                                            ------------

Personal Products - 0.0%
Beiersdorf AG...............      1,419          172,184
                                            ------------

Pharmaceuticals - 0.2%
Altana AG...................      6,471          388,929
Merck KGaA..................      2,378           99,073
Schering AG.................     14,186          718,425
                                            ------------
                                               1,206,427
                                            ------------

Semiconductors & Semiconductor Equipment - 0.1%
Infineon Technologies AG
  (a).......................     38,848          539,990
                                            ------------

Software - 0.5%
SAP AG (Systeme,
  Anwendungen, Produkte in
  der Datenverarbeitung)....     14,756        2,478,253
                                            ------------

Specialty Retail - 0.0%
Douglas Holding AG..........      1,160           32,248
                                            ------------

Textiles,Apparel & Luxury Goods - 0.1%
Adidas - Salomon AG.........      4,075          464,142
Puma AG Rudolf Dassler
  Sport.....................      1,610          284,308
                                            ------------
                                                 748,450
                                            ------------

Thrifts & Mortgage Finance - 0.1%
Hypo Real Estate Holding AG
  (a).......................     12,658          315,971
                                            ------------
TOTAL COMMON STOCKS IN
  GERMANY...................                  37,371,868
                                            ------------

GREECE
Beverages - 0.0%
Hellenic Bottling Co. ......      9,437          196,882
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                        87
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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Commercial Banks - 0.3%
Alpha Credit Bank...........     11,114     $    335,887
Bank of Piraeus.............      1,959           23,573
Commercial Bank of Greece...      1,938           48,597
EFG Eurobank Ergasias.......     19,429          376,424
National Bank of Greece SA..     18,240          476,246
                                            ------------
                                               1,260,727
                                            ------------
Communications Equipment - 0.0%
Intracom SA.................      8,070           54,764
                                            ------------

Construction Materials - 0.0%
Titan Cement Company........      1,341           54,973
                                            ------------

Diversified Telecommunication Services - 0.0%
Hellenic Telecommunications
  Organization SA (OTE).....     14,796          195,961
                                            ------------
Electric Utilities - 0.1%
Public Power Corporation....     11,496          284,210
                                            ------------

Hotels,Restaurants & Leisure - 0.0%
Greek Organization of
  Football Prognostics......      4,693           67,956
                                            ------------
Metals & Mining - 0.0%
Viohalco, Hellenic Copper
  and Aluminum Industry SA..      4,057           26,405
                                            ------------

Wireless Telecommunication Services - 0.0%
Panafon Hellenic Telecom
  Co. ......................     24,465          190,708
                                            ------------
TOTAL COMMON STOCKS IN
  GREECE....................                   2,332,586
                                            ------------

HONG KONG
Airlines - 0.0%
Cathay Pacific Airways......     51,263           97,394
                                            ------------

Commercial Banks - 0.3%
BOC Hong Kong (Holdings)
  Limited...................    224,500          422,188
Bank of East Asia, Ltd. ....    129,939          399,176
Hang Seng Bank Limited......     47,953          630,018
                                            ------------
                                               1,451,382
                                            ------------
Distributors - 0.1%
Li & Fung Limited...........    158,719          271,905
                                            ------------
Diversified Financial Services - 0.2%
Hong Kong Exchanges &
  Clearing Ltd. ............    114,000          247,424
Swire Pacific Limited 'A'...     52,577          324,391
Wharf (Holdings) Ltd. ......     56,107          155,379
                                            ------------
                                                 727,194
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Diversified Telecommunication Services - 0.0%
PCCW Limited (a)............    324,195     $    210,880
                                            ------------

Electric Utilities - 0.2%
CLP Holdings Limited........    131,687          627,598
Hongkong Electric Holdings
  Limited...................    124,000          490,340
                                            ------------
                                               1,117,938
                                            ------------

Electrical Equipment - 0.0%
Johnson Electric Holdings
  Limited...................    122,328          155,990
                                            ------------

Gas Utilities - 0.1%
Hong Kong and China Gas
  Company Ltd. .............    206,240          314,795
                                            ------------

Hotels,Restaurants & Leisure - 0.0%
Shangri-La Asia Limited.....     24,734           23,257
                                            ------------

Household Durables - 0.0%
Techtronic Industries
  Company Limited...........      8,280           22,983
                                            ------------

Industrial Conglomerates - 0.2%
Hutchison Whampoa Limited...    153,989        1,135,539
                                            ------------

Media - 0.0%
i-CABLE Communications
  Limited...................      3,610              925
South China Morning Post
  Holdings Ltd. ............     34,025           15,011
Television Broadcasts
  Ltd. .....................      5,646           28,508
                                            ------------
                                                  44,444
                                            ------------

Real Estate - 0.4%
Amoy Properties Limited.....     12,000           15,379
Cheung Kong (Holdings)
  Ltd. .....................    120,735          960,300
Henderson Land Development
  Company Limited...........     43,491          192,146
New World Development
  Company Ltd. .............    225,636          181,646
Sino Land Company Limited...     48,421           27,598
Sun Hung Kai Properties
  Ltd. .....................    107,324          888,192
                                            ------------
                                               2,265,261
                                            ------------

Road & Rail - 0.0%
MTR Corporation Limited.....     24,500           32,346
                                            ------------

Semiconductors & Semiconductor Equipment - 0.0%
ASM Pacific Technology
  Limited...................      5,004           21,915
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                        88
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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Specialty Retail - 0.0%
Esprit Holdings Limited.....     24,000     $     79,911
Giordano International
  Limited...................    243,575          112,946
                                            ------------
                                                 192,857
                                            ------------

Textiles, Apparel & Luxury Goods - 0.0%
Texwinca Holdings Limited...     85,353           62,116
                                            ------------

Transportation Infrastructure - 0.0%
Hopewell Holdings Limited...     18,465           28,422
                                            ------------
TOTAL COMMON STOCKS IN HONG
  KONG......................                   8,176,618
                                            ------------
IRELAND
Airlines - 0.0%
Ryanair Holdings PLC (a)....     27,680          230,084
                                            ------------

Commercial Banks - 0.4%
Allied Irish Banks PLC......     68,954        1,104,585
Bank of Ireland (Dublin)....     53,626          731,878
Bank of Ireland (London)....     26,151          356,244
                                            ------------
                                               2,192,707
                                            ------------

Construction Materials - 0.2%
CRH PLC (Dublin)............     42,944          881,846
CRH PLC (London)............        936           19,185
                                            ------------
                                                 901,031
                                            ------------

Food Products - 0.1%
Greencore Group PLC.........     35,829          160,435
Kerry Group PLC 'A'.........      4,710           88,520
                                            ------------
                                                 248,955
                                            ------------

Household Durables - 0.0%
Waterford Wedgwood PLC......     25,516            7,081
Waterford Wedgwood PLC
  (Fully Paid Rights).......      6,958            1,931
                                            ------------
                                                   9,012
                                            ------------

Industrial Conglomerates - 0.0%
DCC PLC.....................      3,189           43,523
                                            ------------

Insurance - 0.0%
Irish Life & Permanent
  PLC.......................     13,484          217,703
                                            ------------

Media - 0.0%
Independent News & Media
  PLC.......................     21,817           51,735
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Pharmaceuticals - 0.0%
Elan Corporation PLC (a)....     11,519     $     79,331
Elan Corporation PLC (ADR)
  (a)(b)....................      5,755           39,652
                                            ------------
                                                 118,983
                                            ------------
TOTAL COMMON STOCKS IN
  IRELAND...................                   4,013,733
                                            ------------

ITALY
Aerospace & Defense - 0.0%
Finmeccanica SpA............    312,371          244,680
                                            ------------

Automobiles - 0.1%
Fiat SpA (a)................     43,688          335,154
                                            ------------

Capital Markets - 0.1%
Banca Fideuram SpA..........     32,610          193,735
Mediobanca SpA..............     25,358          275,234
Mediolanum SpA..............     27,974          220,673
                                            ------------
                                                 689,642
                                            ------------

Commercial Banks - 1.0%
Banca Intesa SpA............     36,404          104,234
Banca Monte dei Paschi di
  Siena SpA.................     52,096          164,607
Banca Nazionale del Lavoro
  (Ordinary) (a)............    150,302          359,261
Banca Popolare di Milano
  (BPM).....................     16,065          105,411
Banche Populari Unite Scrl
  (a).......................     17,934          324,838
Banco Popolare di Verona e
  Novara Scrl...............     32,677          553,258
Capitalia SpA (a)...........    111,199          327,229
Intesa BCI SpA..............    234,445          916,724
San Paolo - IMI SpA.........     77,657        1,012,831
Unicredito Italiano SpA.....    279,196        1,507,262
                                            ------------
                                               5,375,655
                                            ------------

Construction Materials - 0.0%
Italcementi SpA.............      5,565           69,422
                                            ------------

Diversified Financial Services - 0.0%
Fineco Group SpA (a)........     48,440           34,124
                                            ------------

Diversified Telecommunication Services - 0.5%
Telecom Italia SpA (a)......    683,210        2,025,153
Telecom Italia SpA - RNC
  (a).......................    381,540          777,228
                                            ------------
                                               2,802,381
                                            ------------

Electric Utilities - 0.2%
Enel SpA....................    173,905        1,182,324
                                            ------------

Food Products - 0.0%
Parmalat Finanziaria SpA....     58,944                1
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Gas Utilities - 0.1%
Snam Rete Gas SpA...........     86,966     $    368,574
                                            ------------
Health Care Equipment & Supplies - 0.0%
Snia SpA....................     62,868          156,298
                                            ------------

Hotels, Restaurants & Leisure - 0.0%
Autogrill SpA (a)...........      4,473           64,065
                                            ------------

Industrial Conglomerates - 0.0%
Pirelli & C. SpA............    218,669          222,475
                                            ------------

Insurance - 0.4%
Alleanza Assicurazioni......     25,108          274,896
Assicurazioni Generali......     63,087        1,671,071
Riunione Adriatica di
  Sicurta SpA...............     17,689          301,212
                                            ------------
                                               2,247,179
                                            ------------
Internet Software & Services - 0.1%
Tiscali SpA (a).............     21,154          147,902
Seat Pagine Gialle SpA
  (a).......................    171,874          163,679
                                            ------------
                                                 311,581
                                            ------------
Media - 0.1%
Gruppo Editoriale L'Espresso
  SpA.......................     15,754           98,105
Mediaset SpA................     44,545          529,280
Mondadori (Arnoldo) Editore
  SpA.......................      5,198           46,590
Telecom Italia Media SpA
  (a).......................    225,866          112,306
                                            ------------
                                                 786,281
                                            ------------

Multiline Retail - 0.0%
La Rinascente SpA (a).......      5,245           20,034
                                            ------------

Oil & Gas - 0.6%
ENI SpA.....................    172,908        3,262,740
ENI SpA (ADR) (b)...........      1,875          178,087
                                            ------------
                                               3,440,827
                                            ------------
Textiles, Apparel & Luxury Goods - 0.1%
Benetton Group SpA..........      5,296           60,856
Bulgari SpA.................     17,735          164,398
Luxottica Group SpA.........      4,858           83,949
                                            ------------
                                                 309,203
                                            ------------

Transportation Infrastructure - 0.1%
Autotrade Spa (a)...........     20,029          351,998
                                            ------------
Wireless Telecommunication Services - 0.3%
Telecom Italia Mobile (TIM)
  SpA.......................    257,136        1,399,846
                                            ------------
TOTAL COMMON STOCKS IN
  ITALY.....................                  20,411,744
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

JAPAN
Air Freight & Logistics - 0.1%
Yamato Transport Co.,
  Ltd. .....................     37,000     $    435,700
                                            ------------

Airlines - 0.0%
Japan Airlines System
  Corporation...............     28,000           73,939
                                            ------------

Auto Components - 0.3%
Bridgestone Corp. ..........     51,000          685,742
Denso Corporation...........     29,600          582,775
NGK Spark Plug Co., Ltd. ...      9,000           72,978
Sanden Corporation..........     20,000          123,169
Stanley Electric Co.,
  Ltd. .....................      7,000          135,532
TOYOTA INDUSTRIES
  CORPORATION...............      6,000          127,368
Toyoda Gosei Co., Ltd. .....      1,000           28,833
                                            ------------
                                               1,756,397
                                            ------------

Automobiles - 2.0%
Honda Motor Co., Ltd. ......     55,400        2,460,614
Nissan Motor Co., Ltd. .....    171,400        1,957,578
Toyota Motor Corporation....    192,000        6,485,397
Yamaha Motor Co., Ltd. .....      9,000           98,171
                                            ------------
                                              11,001,760
                                            ------------

Beverages - 0.2%
Asahi Breweries Limited.....     31,000          282,607
Kirin Brewery Company,
  Ltd. .....................     38,000          324,083
Sapporo Breweries Limited...     43,000          118,363
Takara Shuzo Co., Ltd. .....     20,000          187,366
                                            ------------
                                                 912,419
                                            ------------

Building Products - 0.3%
Asahi Glass
  Company,Limited...........     47,000          385,929
Central Glass Co., Ltd. ....      2,000           12,615
Daikin Industries, Ltd. ....      9,000          207,847
Nippon Sheet Glass Company,
  Ltd. .....................     47,000          137,268
Tostem Corporation..........     13,000          251,096
Toto Limited................     33,000          279,593
                                            ------------
                                               1,274,348
                                            ------------

Capital Markets - 0.6%
Daiwa Securities Group
  Inc. .....................    101,000          687,030
Jafco Co., Ltd. ............      1,100           86,423
The Nikko Securities Co.,
  Ltd. .....................    108,000          601,624
The Nomura Securities Co.,
  Ltd. .....................    125,000        2,128,627
                                            ------------
                                               3,503,704
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Chemicals - 1.0%
Asahi Chemical Industry Co.,
  Ltd. .....................     70,000     $    380,144
Daicel Chemical Industries,
  Ltd. .....................      3,000           12,373
Dainippon Ink and Chemicals,
  Inc. .....................     30,000           57,106
Denki Kagaku Kogyo Kabushiki
  Kaisha....................      3,000            9,658
Hitachi Chemical Company,
  Ltd. .....................      2,500           41,989
Ishihara Sangyo Kaisha,
  Ltd. .....................     11,000           21,965
JSR Corporation.............     16,000          357,563
Kaneka Corporation..........     13,000           97,042
Kuraray Co., Ltd. ..........     38,000          320,537
Mitsubishi Chemical
  Corporation...............     82,000          213,474
Mitsubishi Gas Chemical
  Company, Inc. ............     18,000           61,304
Mitsubishi Rayon Company,
  Ltd. .....................     61,000          228,814
Mitsui Chemicals Inc. ......     24,000          139,965
Nissan Chemical Industries,
  Ltd. .....................     18,000          160,399
Nitto Denko Corporation.....     12,810          681,319
Shin-Etsu Chemical Co.,
  Ltd. .....................     27,200        1,111,654
Showa Denko K.K.............    102,000          229,374
Sumitomo Bakelite Company
  Limited...................     24,000          156,536
Sumitomo Chemical Co.,
  Ltd. .....................     62,000          255,706
Teijin Limited..............     86,000          252,776
Toray Industries, Inc. .....    107,000          447,289
Tosoh Corporation...........      3,000           10,021
Ube Industries, Ltd. .......     78,000          156,480
                                            ------------
                                               5,403,488
                                            ------------

Commercial Banks - 1.6%
The 77 Bank, Ltd. ..........     12,000           67,631
Ashikaga Financial Group,
  Inc. (a)..................    168,000            4,703
The Bank of Fukuoka,
  Ltd. .....................     61,000          256,135
The Bank of Yokohama,
  Ltd. .....................     87,000          404,274
The Chiba Bank, Ltd. .......     24,000           98,311
Daiwa Bank Holdings, Inc.
  (a).......................    279,000          351,451
The Gunma Bank Ltd. ........     13,000           58,104
Hokugin Financial Group,
  Inc. .....................      5,000            6,765
The Joyo Bank, Ltd. ........     23,000           75,114
Mitsubishi Tokyo Financial
  Group, Inc. ..............        278        2,168,592
Mitsui Trust Holdings,
  Inc. .....................     26,000          145,321
Mizuho Financial Group,
  Inc. .....................        457        1,385,882

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
The Shizuoka Bank, Ltd. ....     30,000     $    221,704
Sumitomo Mitsui Financial
  Group, Inc. ..............        283        1,507,819
The Sumitomo Trust and
  Banking Co., Ltd. ........     80,000          470,281
The Suruga Bank, Ltd. ......      4,000           25,716
UFJ Holdings, Inc. .........        268        1,287,860
                                            ------------
                                               8,535,663
                                            ------------

Commercial Services & Supplies - 0.4%
Benesse Corporation.........      2,000           48,801
Dai Nippon Printing Co.,
  Ltd. .....................     50,000          702,155
Kokuyo Co., Ltd. ...........      5,000           54,353
Meitec Corp. ...............        500           19,222
Secom Co., Ltd. ............     17,000          634,506
Toppan Printing Co.,
  Ltd. .....................     50,000          520,202
                                            ------------
                                               1,979,239
                                            ------------

Computers & Peripherals - 0.5%
Fujitsu Limited (a).........    117,000          689,969
Mitsumi Electric Company,
  Ltd. .....................     12,000          132,127
NEC Corporation.............    113,000          831,921
Seiko Epson Corporation.....      5,700          265,933
Toshiba Corporation.........    220,000          833,442
                                            ------------
                                               2,753,392
                                            ------------

Construction & Engineering - 0.2%
COMSYS Holdings
  Corporation...............     15,000           96,016
JGC Corporation.............     23,000          239,937
Kajima Corporation..........     88,000          285,752
Kinden Corporation..........      9,000           42,409
Nishimatsu Construction Co.,
  Ltd. .....................     14,000           46,375
Obayashi Corporation........     25,000          111,738
Shimizu Corporation.........     16,000           60,913
Taisei Corporation..........     76,000          277,988
Toda Corporation............      3,000            8,482
                                            ------------
                                               1,169,610
                                            ------------

Construction Materials - 0.1%
Sumitomo Osaka Cement Co.,
  Ltd. .....................     67,000          131,287
Taiheiyo Cement
  Corporation...............     83,000          234,665
                                            ------------
                                                 365,952
                                            ------------

Consumer Finance - 0.3%
Acom Co., Ltd. .............      3,500          158,720
Aiful Corporation...........      2,000          146,310
Credit Saison Co., Ltd. ....     14,000          316,133
Orix Corporation............      7,000          578,707
Promise Co., Ltd. ..........      4,700          204,805

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Takefuji Corporation........      3,520     $    164,554
                                            ------------
                                               1,569,229
                                            ------------
Containers & Packaging - 0.0%
Toyo Seikan Kaisha, Ltd. ...     10,000          139,778
                                            ------------

Diversified Telecommunication Services - 0.3%
Nippon Telegraph & Telephone
  Corporation (NTT).........        395        1,905,524
                                            ------------

Electric Utilities - 0.8%
Chubu Electric Power
  Company,Incorporated......     40,700          848,787
Kansai Electric Power
  Company, Inc. ............     43,000          753,513
Kyushu Electric Power
  Company, Incorporated.....     23,600          405,849
Tohoku Electric Power Co.,
  Inc. .....................     25,100          416,186
Tokyo Electric Power........     87,500        1,918,681
                                            ------------
                                               4,343,016
                                            ------------

Electrical Equipment - 0.3%
The Furukawa Electric Co.,
  Ltd. .....................     59,000          195,988
Fujikura Ltd. ..............     35,000          206,401
Matsushita Electric Works,
  Ltd. .....................     16,000          143,772
Mitsubishi Electric
  Corporation...............    103,000          427,685
Sumitomo Electric
  Industries................     51,000          455,893
Ushio Inc. .................      3,000           49,799
                                            ------------
                                               1,479,538
                                            ------------

Electronic Equipment & Instruments - 1.2%
Alps Electric Co., Ltd. ....     15,000          219,464
Anritsu Corp. (a)...........     15,000          100,075
Citizen Watch Co. ..........     29,000          266,539
Dainippon Screen Mfg. Co.,
  Ltd. .....................      8,000           54,717
Hirose Electric Co.,
  Ltd. .....................      1,500          172,156
Hitachi Ltd. ...............    191,000        1,151,311
Hoya Corporation............      9,000          826,351
Keyence Corporation.........      1,900          400,495
Kyocera Corporation.........     10,700          712,867
Mabuchi Motor Co., Ltd. ....      1,200           92,377
Murata Manufacturing Co.,
  Ltd. .....................     14,800          799,589
Nidec Corporation...........      1,800          171,820
Oki Electric Industry
  Company, Limited (a)......     56,000          218,942
Omron Corporation...........     11,000          223,243
TDK Corporation.............      9,200          662,723
Taiyo Yuden Co., Ltd. ......     13,000          169,945

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Yokogawa Electric
  Corporation...............     22,000     $    317,775
                                            ------------
                                               6,560,389
                                            ------------

Food & Staples Retailing - 0.5%
FamilyMart Co., Ltd. .......      5,400          122,945
Ito-Yokado Co., Ltd. .......     24,000          754,689
JUSCO Co., Ltd. ............     19,000          636,465
Lawson Inc. ................      2,400           81,963
Matsumotokiyoshi Co.,
  Ltd. .....................      5,600          125,669
Seven-Eleven Japan Co.,
  Ltd. .....................     27,000          818,793
Uny Co., Ltd. ..............      4,000           41,056
                                            ------------
                                               2,581,580
                                            ------------

Food Products - 0.2%
Ajinomoto Co., Inc. ........     48,000          552,244
Kikkoman Corporation........     24,000          170,645
Nichirei Corporation........      1,000            3,238
Nippon Meat Packers,
  Inc. .....................     10,000           97,789
Nisshin Seifun Group
  Inc. .....................     13,000          115,723
Nissin Food Products Co.,
  Ltd. .....................      9,800          244,154
Snow Brand Milk Products
  Co., Ltd. (a).............        500            1,442
Yakult Honsha Co., Ltd. ....      3,000           46,888
Yamazaki Baking Co.,
  Ltd. .....................      7,000           58,067
                                            ------------
                                               1,290,190
                                            ------------

Gas Utilities - 0.2%
Osaka Gas Co. ..............    177,000          478,959
Tokyo Gas Co. ..............    210,000          748,530
                                            ------------
                                               1,227,489
                                            ------------

Health Care Equipment & Supplies - 0.1%
Olympus Optical Co.,
  Ltd. .....................     19,000          412,196
Terumo Corporation..........     14,400          273,435
                                            ------------
                                                 685,631
                                            ------------

Health Care Providers & Services - 0.0%
Nichii Gakkan Company.......        200           11,346
Suzuken Co., Ltd. ..........        500           16,236
                                            ------------
                                                  27,582
                                            ------------

Hotels, Restaurants & Leisure - 0.0%
Oriental Land Co., Ltd......      1,900          117,188
Skylark Co., Ltd. ..........      2,000           33,032
                                            ------------
                                                 150,220
                                            ------------

Household Durables - 1.3%
Casio Computer Co., Ltd. ...     22,000          232,789
Daito Trust Construction
  Co., Ltd. ................      3,700          109,788
Daiwa House Industry Co.,
  Ltd. .....................     41,000          436,130

                       See notes to financial statements.
--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Matsushita Electric
  Industrial Company,
  Ltd. .....................    144,000     $  1,991,304
Pioneer Corporation.........     13,800          381,151
Sanyo Electric Co., Ltd. ...    122,000          637,492
Sekisui Chemical Co.,
  Ltd. .....................     25,000          127,368
Sekisui House, Ltd. ........     26,000          268,564
Sharp Corporation...........     69,000        1,088,728
Sony Corporation............     61,500        2,129,001
                                            ------------
                                               7,402,315
                                            ------------

Household Products - 0.2%
Kao Corporation.............     44,000          895,027
Uni-Charm Corporation.......      4,600          226,201
                                            ------------
                                               1,121,228
                                            ------------

IT Services - 0.2%
CSK Corporation.............      6,500          234,721
NTT Data Corporation........         73          275,870
Net One Systems Co.,
  Ltd. .....................         20          153,961
Nomura Research Institute,
  Ltd. .....................      2,600          253,522
OBIC Co., Ltd. .............        100           20,118
Toyo Information Systems
  Co., Ltd. ................        400           13,511
                                            ------------
                                                 951,703
                                            ------------
Insurance - 0.5%
Daido Life Insurance
  Company...................         54          160,735
Millea Holdings, Inc. ......        113        1,476,159
Mitsui Sumitomo Insurance
  Company, Limited..........    103,000          845,759
The Yasuda Fire & Marine
  Insurance Co. Ltd. .......     42,000          345,265
                                            ------------
                                               2,827,918
                                            ------------
Internet Software & Services - 0.1%
Softbank Corp. .............     16,100          492,750
                                            ------------

Leisure Equipment & Products - 0.3%
BANDAI CO., LTD. ...........      2,100           52,907
Fuji Photo Film.............     37,000        1,194,551
SANKYO CO., LTD. ...........      1,400           44,415
Shimano Inc. ...............      3,500           72,502
Yamaha Corporation..........     14,600          286,769
                                            ------------
                                               1,651,144
                                            ------------

Machinery - 0.7%
Amada Co., Ltd. ............     35,000          182,234
Ebara Corporation...........     13,000           56,527
Fanuc Ltd. .................     10,000          599,048
Hino Motors, Ltd. ..........      5,000           35,644
Ishikawajima - Harima Heavy
  Industries Co., Ltd. .....     27,000           38,546

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Kawasaki Heavy Industries
  Ltd. .....................    146,000     $    179,826
Komatsu Ltd. ...............     82,000          520,295
Koyo Seiko Co. .............     12,000          123,281
Kubota Corporation..........     47,000          193,842
Kurita Water Industries
  Ltd. .....................      3,000           36,195
Minebea Company Ltd. .......     41,000          208,118
Mitsubishi Heavy Industries,
  Ltd. (a)..................    236,000          656,228
Mitsui Engineering &
  Shipbuilding Co., Ltd. ...     96,000          158,552
NGK Insulators, Ltd. .......     13,000           97,042
NSK Limited.................     14,000           51,078
NTN Corporation.............     15,000           71,522
SMC Corporation.............      3,100          385,873
Sumitomo Heavy Industries,
  Ltd. .....................     68,000          154,185
THK Co., Ltd. ..............      3,700           75,264
Takuma Co., Ltd. ...........      8,000           43,669
                                            ------------
                                               3,866,969
                                            ------------

Marine - 0.2%
Kawasaki Kisen Kaisha,
  Ltd. .....................     52,000          258,617
Mitsui O.S.K. Lines,
  Ltd. .....................     38,000          185,444
Nippon Yusen Kabushiki
  Kaisha....................     87,000          393,720
                                            ------------
                                                 837,781
                                            ------------

Media - 0.0%
Asatsu-Dk Inc. .............        600           15,452
Dentsu Inc. ................          9           45,349
Fuji Television Network,
  Incorporated..............         13           70,356
Toho Co., Ltd. .............      5,000           63,637
Tokyo Broadcasting System,
  Inc. .....................      4,000           63,712
                                            ------------
                                                 258,506
                                            ------------

Metals & Mining - 0.5%
Dowa Mining Co., Ltd. ......      7,000           37,622
JFE Holdings, Inc. .........     29,900          816,063
Mitsubishi Materials
  Corporation...............     35,000           53,886
Mitsui Mining & Smelting
  Co., Ltd. ................     61,000          253,289
Nippon Steel Corporation....    440,000          944,294
Sumitomo Metal Industries,
  Ltd. .....................    296,000          292,768
Sumitomo Metal Mining Co. ..     47,000          348,652
                                            ------------
                                               2,746,574
                                            ------------

Multiline Retail - 0.2%
The Daimaru, Inc. ..........      9,000           49,967
Hankyu Department Stores,
  Inc. .....................      6,000           40,198

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Isetan Company Ltd. ........     20,000     $    220,211
Marui Co., Ltd. ............     31,000          390,501
Mitsukoshi, Ltd. (a)........     16,000           65,093
Takashimaya Co., Ltd. ......     30,000          214,146
                                            ------------
                                                 980,116
                                            ------------

Office Electronics - 0.8%
Canon,Inc. .................     59,000        2,747,131
Konica Corporation..........     35,000          470,607
Ricoh Co., Ltd. ............     51,000        1,006,485
                                            ------------
                                               4,224,223
                                            ------------

Oil & Gas - 0.2%
Nippon Mining
  Holdings,Inc. ............     33,500          116,908
Nippon Mitsubishi Oil
  Corp. ....................     99,000          504,376
Showa Shell Sekiyu K.K......      6,000           48,764
Teikoku Oil Co., Ltd. ......     35,000          176,029
TonenGeneral Sekiyu K.K.....     10,000           82,766
                                            ------------
                                                 928,843
                                            ------------

Paper & Forest Products - 0.1%
Nippon Unipac Holding.......         49          252,841
Oji Paper Co., Ltd. ........     72,000          464,906
                                            ------------
                                                 717,747
                                            ------------

Personal Products - 0.1%
ADERANS Company Limited.....      1,700           27,427
Kanebo, Ltd. (a)............     96,000           96,743
Shiseido Company, Limited...     33,000          401,222
                                            ------------
                                                 525,392
                                            ------------

Pharmaceuticals - 1.1%
Chugai Pharmaceutical Co.,
  Ltd. .....................     13,000          186,927
Daiichi Pharmaceutical Co.,
  Ltd. .....................     23,000          414,416
Eisai Company, Ltd. ........     19,000          512,364
Fujisawa Pharmaceutical Co.,
  Ltd. .....................     23,000          490,389
Kaken Pharmaceutical Co.,
  Ltd. .....................      8,000           40,160
Kyowa Hakko Kogyo Co.,
  Ltd. .....................     11,000           70,001
Sankyo Company, Ltd. .......     30,800          579,099
Shionogi & Co., Ltd. .......     26,000          484,240
Taisho Pharmaceutical
  Company, Ltd. ............      7,000          125,147
Takeda Chemical Industries,
  Ltd. .....................     64,000        2,538,024
Yamanouchi Pharmaceutical
  Co., Ltd. ................     25,000          776,803
                                            ------------
                                               6,217,570
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Real Estate - 0.3%
Japan Real Estate Investment
  Corporation...............         31     $    196,118
Mitsubishi Estate Company,
  Limited...................     80,000          758,421
Mitsui Fudosan Co., Ltd. ...     60,000          541,943
Office Building Fund of
  Japan Incorporated........         22          141,234
Sumitomo Realty &
  Development Co., Ltd. ....     32,000          281,870
                                            ------------
                                               1,919,586
                                            ------------

Road & Rail - 0.6%
Central Japan Railway
  Company...................         51          440,664
East Japan Railway Company..        266        1,253,429
Keihin Electric Express
  Railway Co., Ltd. ........     15,000           88,038
Keio Electric Railway Co.,
  Ltd. .....................     19,000           98,750
Kinki Nippon Railway Co.,
  Ltd. .....................     72,000          216,329
Nippon Express Co., Ltd. ...     78,000          368,275
Seino Transportation Co.,
  Ltd. .....................     13,000          107,474
Tobu Railway Co., Ltd. .....     26,000           92,918
Tokyu Corporation...........     86,000          441,355
West Japan Railway Company..         55          216,059
                                            ------------
                                               3,323,291
                                            ------------

Semiconductors & Semiconductor Equipment - 0.4%
Advantest Corporation.......      5,500          436,223
Nikon Corporation...........     14,000          211,104
Rohm Company Ltd. ..........      7,000          820,379
Tokyo Electron Limited......      9,900          751,946
                                            ------------
                                               2,219,652
                                            ------------

Software - 0.2%
Konami Co., Ltd. ...........      3,600          104,805
Namco Ltd. .................      5,200          144,107
Nintendo Company Ltd. ......      8,000          746,478
Oracle Corporation Japan....        900           46,608
Sega Enterprises Ltd. (a)...     14,800          140,860
Trend Micro Incorporated
  (a).......................      4,000          107,306
                                            ------------
                                               1,290,164
                                            ------------

Specialty Retail - 0.1%
Aoyamma Trading Co., Ltd. ..      2,800           55,389
Autobacs Seven Co., Ltd. ...      1,300           29,901
Fast Retailing Co., Ltd. ...      2,700          164,010
Shimamura Co., Ltd. ........        600           40,758
USS Co., Ltd. ..............        500           35,364

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Yamada Denki Co., Ltd. .....      8,000     $    268,732
                                            ------------
                                                 594,154
                                            ------------

Textiles, Apparel & Luxury Goods - 0.0%
Nisshinbo Industries
  Inc. .....................      1,000            5,571
Onward Kashiyama Co.,
  Ltd. .....................     13,000          157,693
Toyobo Co., Ltd. ...........      2,000            4,367
Wacoal Corp. ...............      5,000           41,196
World Co., Ltd. ............      1,600           50,910
                                            ------------
                                                 259,737
                                            ------------

Tobacco - 0.1%
Japan Tobacco, Inc. ........         64          468,788
                                            ------------
Trading Companies & Distributors - 0.4%
ITOCHU Corporation..........     76,000          251,040
Marubeni Corporation........    132,000          252,496
Mitsubishi Corporation......     83,000          879,798
Mitsui & Co., Ltd. .........     82,000          660,315
Sumitomo Corporation........     35,000          260,941
                                            ------------
                                               2,304,590
                                            ------------
Transportation Infrastructure - 0.0%
Mitsubishi Logistics
  Corp. ....................      8,000           66,511
                                            ------------
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc. ...........      1,191        2,700,504
                                            ------------
TOTAL COMMON STOCKS IN
  JAPAN.....................                 112,023,533
                                            ------------

NETHERLANDS
Air Freight & Logistics - 0.1%
TNT Post Group NV...........     29,130          682,320
                                            ------------
Beverages - 0.1%
Heineken NV.................     14,233          541,995
                                            ------------

Chemicals - 0.2%
Akzo Nobel NV...............     17,506          675,685
DSM NV......................      7,963          392,023
                                            ------------
                                               1,067,708
                                            ------------
Commercial Banks - 0.5%
ABN AMRO Holding NV.........    109,324        2,557,969
                                            ------------
Commercial Services & Supplies - 0.0%
Vedior NV 'A'...............      7,896          123,499
                                            ------------
Diversified Financial Services - 0.6%
Euronext NV.................      6,783          171,714
ING Groep NV................    125,433        2,925,395
                                            ------------
                                               3,097,109
                                            ------------

Diversified Telecommunication Services - 0.2%
KPN NV (a)..................    149,083        1,150,841
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Energy Equipment & Service - 0.0%
IHC Caland NV...............      2,943     $    159,623
                                            ------------

Food & Staples Retailing - 0.1%
Koninklijke Ahold NV (a)....     86,704          660,559
                                            ------------

Food Products - 0.5%
Koninklijke Numico NV (a)...      8,682          239,937
Unilever NV 'A'.............     42,182        2,758,746
                                            ------------
                                               2,998,683
                                            ------------

Household Durables - 0.5%
Koninklijke (Royal) Philips
  Electronics NV............     93,743        2,737,321
                                            ------------

Insurance - 0.3%
Aegon NV....................     96,204        1,423,400
                                            ------------

Media - 0.3%
Reed Elsevier NV............     54,034          671,335
VNU NV......................     13,773          435,183
Wolters Kluwer NV 'A'.......     24,904          389,517
                                            ------------
                                               1,496,035
                                            ------------

Office Electronics - 0.0%
Oce NV......................        194            2,973
                                            ------------

Oil & Gas - 1.5%
Royal Dutch Petroleum
  Company...................    150,203        7,919,371
                                            ------------

Real Estate - 0.0%
Corio NV....................      1,655           64,087
Rodamco Europe NV...........      1,648           95,974
Wereldhave NV...............        169           12,652
                                            ------------
                                                 172,713
                                            ------------

Semiconductors & Semiconductor Equipment - 0.1%
ASM Lithography Holding NV
  (a).......................     37,151          736,646
                                            ------------

Specialty Retail - 0.0%
Vendex KBB NV...............      1,228           17,116
                                            ------------

Trading Companies & Distributors - 0.0%
Hagemeyer NV................     30,280           68,367
                                            ------------
TOTAL COMMON STOCKS IN THE
  NETHERLANDS...............                  27,614,248
                                            ------------
NEW ZEALAND
Construction Materials - 0.0%
Fletcher Building Limited...     20,926           58,253
                                            ------------

Diversified Telecommunication Services - 0.1%
Telecom Corporation of New
  Zealand Limited...........    149,502          527,095
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Electric Utilities - 0.0%
Contact Energy Limited......     31,055     $    109,694
                                            ------------

Health Care Equipment & Supplies - 0.0%
Fisher & Paykel Industries
  Limited...................      1,054            8,754
                                            ------------

Household Durables - 0.1%
Fisher & Paykel Appliances
  Holdings Limited..........     48,724          122,841
                                            ------------
Insurance - 0.0%
Tower Limited (a)...........     93,688           76,889
                                            ------------

Multiline Retail - 0.0%
The Warehouse Group
  Limited...................     16,257           54,648
                                            ------------

Paper & Forest Products - 0.0%
Carter Holt Harvey
  Limited...................      7,526            9,289
Fletcher Challenge Forests
  (a).......................      9,927            8,864
                                            ------------
                                                  18,153
                                            ------------

Transportation Infrastructure - 0.0%
Auckland International
  Airport Limited...........     16,200           74,559
                                            ------------
TOTAL COMMON STOCKS IN NEW
  ZEALAND...................                   1,050,886
                                            ------------

NORWAY
Airlines - 0.0%
SAS AB (a)..................      2,392           22,831
                                            ------------

Beverages - 0.1%
Orkla ASA 'A'...............     10,156          227,460
                                            ------------

Commercial Banks - 0.1%
DNB Holding ASA.............     56,656          378,115
                                            ------------
Communications Equipment - 0.0%
Tandberg ASA (a)............     17,657          130,049
                                            ------------

Diversified Telecommunication Services - 0.1%
Telenor A/S.................     41,889          273,895
Telenor A/S (ADR) (b).......      8,900          164,650
                                            ------------
                                                 438,545
                                            ------------

Energy Equipment & Service - 0.0%
Aker Kvaerner ASA (a).......      5,494           93,937
Smedvig ASA 'A'.............      3,691           28,018
                                            ------------
                                                 121,955
                                            ------------

Insurance - 0.0%
Storebrand ASA (a)..........     18,604          121,085
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Machinery - 0.0%
Tomra Systems ASA...........      2,598     $     15,660
                                            ------------

Media - 0.0%
Schibsted ASA...............      3,568           61,408
                                            ------------

Oil & Gas - 0.2%
Frontline Limited...........      5,880          152,462
Norsk Hydro ASA.............     11,455          706,812
Statoil ASA.................     23,291          261,695
                                            ------------
                                               1,120,969
                                            ------------

Paper & Forest Products - 0.0%
Norske Skogindustrier ASA...      3,089           58,968
                                            ------------
TOTAL COMMON STOCKS IN
  NORWAY....................                   2,697,045
                                            ------------

PORTUGAL
Commercial Banks - 0.1%
BPI-SGPS, SA (Registered
  Shares)...................     41,741          153,738
Banco Comercial Portugues,
  SA (BCP) (Registered
  Shares)...................    100,250          223,817
Banco Espirito Santo, SA
  (Registered Shares).......      8,484          139,117
                                            ------------
                                                 516,672
                                            ------------

Construction Materials - 0.0%
CIMPOR - Cimentos de
  Portugal, SGPS, SA........     15,305           79,150
                                            ------------

Diversified Telecommunication Services - 0.1%
Portugal Telecom SA
  (Registered Shares).......     67,126          675,662
                                            ------------

Electric Utilities - 0.1%
Eletricidade de Portugal, SA
  (EDP).....................     96,727          254,994
                                            ------------

Food & Staples Retailing - 0.0%
Jeronimo Martins SGPS, SA
  (a).......................      3,120           41,164
                                            ------------

Industrial Conglomerates - 0.0%
Sonae, S.G.P.S., SA (a).....    167,439          139,392
                                            ------------

Media - 0.0%
PT Multimedia - Servicos de
  Telecomunicacoes e
  Multimedia,...............      2,349
SGPS, SA (a)................                      45,629
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Transportation Infrastructure - 0.0%
Brisa-Auto Estradas de
  Portugal, SA..............     11,704     $     78,243
                                            ------------
TOTAL COMMON STOCKS IN
  PORTUGAL..................                   1,830,906
                                            ------------

SINGAPORE
Aerospace & Defense - 0.0%
Singapore Technologies
  Engineering Ltd. .........     56,213           67,523
                                            ------------

Air Freight & Logistics - 0.0%
Singapore Post Limited......    258,308          105,708
                                            ------------

Airlines - 0.0%
Singapore Airlines
  Limited...................     27,582          181,899
                                            ------------

Beverages - 0.0%
Fraser & Neave Limited......      3,836           28,460
                                            ------------

Commercial Banks - 0.3%
DBS Group Holdings Limited..     70,751          612,400
Oversea - Chinese Banking
  Corporation Ltd. .........     58,598          417,497
United Overseas Bank
  Ltd. .....................     99,204          771,061
                                            ------------
                                               1,800,958
                                            ------------

Computers & Peripherals - 0.0%
Creative Technology
  Limited...................      5,907           62,259
                                            ------------

Distributors - 0.0%
Cycle & Carriage Ltd. ......      3,281           11,205
                                            ------------

Diversified Financial Services - 0.0%
Singapore Exchange Limited..    147,000          146,282
                                            ------------
Diversified Telecommunication Services - 0.1%
Singapore
  Telecommunications,
  Ltd. .....................    373,718          431,306
                                            ------------

Electronic Equipment & Instruments - 0.1%
Venture Manufacturing
  (Singapore) Ltd. .........     17,000          200,200
                                            ------------

Hotels,Restaurants & Leisure - 0.0%
Overseas Union Enterprise
  Ltd. .....................      2,631           10,767
                                            ------------

Industrial Conglomerates - 0.0%
Haw Par Corporation Ltd. ...      1,766            4,638
Keppel Corporation Ltd. ....     33,914          121,813
Sembcorp Industries
  Limited...................     24,154           17,920
                                            ------------
                                                 144,371
                                            ------------

Marine - 0.0%
Neptune Orient Lines Limited
  (a).......................    128,873          163,908
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Media - 0.1%
Singapore Press Holdings
  Ltd. .....................     32,792     $    364,935
                                            ------------

Real Estate - 0.1%
Capitaland Limited..........     33,833           30,879
City Developments Limited...     59,535          212,087
                                            ------------
                                                 242,966
                                            ------------

Road & Rail - 0.0%
ComfortDelGro Corporation
  Limited...................    104,816           50,300
                                            ------------

Semiconductors & Semiconductor Equipment - 0.1%
Chartered Semiconductor
  Manufacturing Limited
  (a).......................    127,000          129,371
Chartered Semiconductor
  Manufacturing Limited
  (ADR) (a)(b)..............      1,120           11,278
ST Assembly Test Services
  Limited (a)...............     74,000           92,375
                                            ------------
                                                 233,024
                                            ------------
TOTAL COMMON STOCKS IN
  SINGAPORE.................                   4,246,071
                                            ------------

SOUTH AFRICA
Beverages - 0.1%
SABMiller PLC...............     66,696          691,302
                                            ------------
TOTAL COMMON STOCKS IN SOUTH
  AFRICA....................                     691,302
                                            ------------

SPAIN
Airlines - 0.0%
Iberia Lineas Aereas de
  Espana SA.................     61,946          178,149
                                            ------------

Biotechnology - 0.0%
Zeltia, SA..................      6,228           43,992
                                            ------------

Commercial Banks - 1.3%
Banco Bilbao Vizcaya, SA....    217,285        3,001,095
Banco Popular Espanol SA....     13,467          803,467
Banco Santander Central
  Hispano SA................    293,793        3,479,708
                                            ------------
                                               7,284,270
                                            ------------

Construction & Engineering - 0.1%
ACS, Actividades de
  Construccion y Servicios,
  SA........................      4,896          239,000
Acciona SA..................        662           40,289
Fomento de Construcciones y
  Contratas SA..............      2,428           89,549
Grupo Ferrovial, SA.........      7,548          264,484
                                            ------------
                                                 633,322
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

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SCHEDULE OF INVESTMENTS -- CONTINUED
December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Diversified Telecommunication Services - 0.9%
Telefonica SA...............    323,337     $  4,747,273
Telefonica SA (ADR) (b).....      1,081           47,769
                                            ------------
                                               4,795,042
                                            ------------

Electric Utilities - 0.5%
Endesa SA...................     69,128        1,329,718
Iberdrola SA................     59,526        1,176,553
Union Electrica Fenosa,
  SA........................      9,594          180,190
                                            ------------
                                               2,686,461
                                            ------------

Gas Utilities - 0.1%
Gas Natural SDG, SA 'E'.....     10,404          243,433
                                            ------------
Hotels, Restaurants & Leisure - 0.0%
NH Hoteles, SA (a)..........     14,152          162,619
                                            ------------

IT Services - 0.0%
Amadeus Global Travel
  Distribution SA 'A'.......     16,892          109,730
Indra Sistemas, SA..........     15,720          201,655
                                            ------------
                                                 311,385
                                            ------------

Insurance - 0.1%
Corporacion Mapfre SA.......     12,979          183,847
                                            ------------
Media - 0.0%
Antena 3 Television, SA
  (a).......................      3,173          139,839
                                            ------------

Metals & Mining - 0.0%
Acerinox SA.................      2,745          129,425
                                            ------------

Oil & Gas - 0.2%
Repsol - YPF, SA............     69,964        1,364,332
                                            ------------

Real Estate - 0.0%
Vallehermoso SA.............      4,963           75,121
                                            ------------
Specialty Retail - 0.1%
Industria de Disenso Textil,
  SA........................     11,949          242,657
                                            ------------
Tobacco - 0.1%
Altadis (a).................     23,779          674,857
                                            ------------

Transportation Infrastructure - 0.1%
Autopistas, Concesionaria
  Espanola SA...............     16,075          243,112
                                            ------------
Water Utilities - 0.0%
Sociedad General de Aguas de
  Barcelona, SA.............         34              496
Sociedad General de Aguas de
  Barcelona, SA (a).........      3,496           52,167
                                            ------------
                                                  52,663
                                            ------------
TOTAL COMMON STOCKS IN
  SPAIN.....................                  19,444,526
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

SWEDEN
Airlines - 0.0%
SAS AB (a)..................      1,680     $     15,937
                                            ------------

Auto Components - 0.0%
Trelleborg AB 'B'...........     11,597          188,574
                                            ------------

Building Products - 0.1%
Assa Abloy AB 'B'...........     29,631          352,098
                                            ------------

Commercial Banks - 0.5%
Nordbanken Holding AB.......    158,820        1,191,928
Skandinaviska Enskilda
  Banken (SEB) 'A'..........     41,519          611,651
Svenska Handelsbanken AB....     45,462          928,789
                                            ------------
                                               2,732,368
                                            ------------

Commercial Services & Supplies - 0.1%
Securitas AB 'B'............     28,878          389,305
                                            ------------

Communications Equipment - 0.4%
Telefonaktiebolaget LM
  Ericsson AB 'B' (a).......  1,082,901        1,941,465
Telefonaktiebolaget LM
  Ericsson (Sponsored ADR)
  (a)(b)....................      1,407           24,904
                                            ------------
                                               1,966,369
                                            ------------

Construction & Engineering - 0.0%
Skanska AB 'B'..............     28,123          248,191
                                            ------------

Diversified Financial Services - 0.0%
OM Gruppen AB...............      1,010           12,563
                                            ------------

Diversified Telecommunication Services - 0.1%
Tele2 AB 'B' (a)............      5,553          296,353
Telia AB....................     65,817          343,936
                                            ------------
                                                 640,289
                                            ------------

Health Care Equipment & Supplies - 0.0%
Getinge AB 'B'..............      2,151           20,627
Nobel Biocare Holding AG....        850           82,929
                                            ------------
                                                 103,556
                                            ------------

Health Care Providers & Services - 0.0%
Gambro AB 'A'...............      4,167           34,458
Gambro AB 'B'...............      3,981           32,920
                                            ------------
                                                  67,378
                                            ------------

Household Durables - 0.1%
Electrolux AB 'B'...........     25,494          559,817
                                            ------------

IT Services - 0.0%
WM - Data AB 'B' (a)........      4,275            9,209
                                            ------------

Insurance - 0.1%
Skandia Forsakrings AB......     80,836          294,345
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Machinery - 0.4%
Alfa Laval AB...............     11,276     $    171,601
Atlas Copco AB 'A'..........     10,541          377,233
Atlas Copco AB 'B'..........      2,672           87,082
SKF AB 'B'..................      8,620          333,045
Sandvik AB..................     18,995          654,700
Volvo AB 'A'................      3,880          113,780
Volvo AB 'B'................     19,796          605,273
                                            ------------
                                               2,342,714
                                            ------------
Media - 0.0%
Eniro AB....................      5,819           55,802
Modern Times Group MTG AB
  'B' (a)...................      2,810           59,166
                                            ------------
                                                 114,968
                                            ------------

Paper & Forest Products - 0.1%
Billerud....................        277            4,177
Holmen AB 'B'...............        945           33,556
Svenska Cellulosa AB (SCA)
  'B'.......................     16,415          670,717
                                            ------------
                                                 708,450
                                            ------------

Real Estate - 0.0%
Drott AB 'B'................     11,038          209,399
                                            ------------

Specialty Retail - 0.2%
Hennes & Mauritz AB 'B'.....     38,616          917,729
                                            ------------

Tobacco - 0.1%
Swedish Match AB............     34,658          354,032
                                            ------------
TOTAL COMMON STOCKS IN
  SWEDEN....................                  12,227,291
                                            ------------
SWITZERLAND
Biotechnology - 0.1%
Serono SA 'B'...............        415          295,961
                                            ------------

Building Products - 0.0%
Geberit AG (Registered
  Shares)...................         53           26,055
                                            ------------
Capital Markets - 1.7%
Credit Suisse Group.........     89,468        3,273,440
UBS AG (Registered Shares)..     88,833        6,083,812
                                            ------------
                                               9,357,252
                                            ------------

Chemicals - 0.4%
Ciba Specialty Chemicals AG
  (Registered Shares).......      6,377          493,454
Clariant AG (Registered
  Shares) (a)...............      5,516           81,396
Givaudan (Registered
  Shares)...................        632          328,073
Lonza Group AG (Registered
  Shares)...................      5,078          291,931

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Syngenta AG.................      9,410     $    633,801
                                            ------------
                                               1,828,655
                                            ------------

Commercial Services & Supplies - 0.1%
Adecco SA (Registered
  Shares)...................      9,197          591,196
SGS Societe Generale de
  Surveillance Holding SA
  'R'.......................        211          132,392
                                            ------------
                                                 723,588
                                            ------------

Computers & Peripherals - 0.0%
Logitech International SA
  (Registered Shares) (a)...      4,597          198,860
                                            ------------

Construction Materials - 0.1%
Holcim Ltd. (Registered
  Shares)...................     13,268          617,940
                                            ------------

Diversified Telecommunication Services - 0.1%
Swisscom AG (Registered
  Shares)...................      1,961          646,928
                                            ------------

Electrical Equipment - 0.1%
ABB Ltd. (a)................    140,822          713,931
                                            ------------

Electronic Equipment & Instruments - 0.0%
Kudelski SA (Bearer) (a)....      1,763           58,232
                                            ------------

Food Products - 1.4%
Nestle SA (Registered
  Shares)...................     30,278        7,564,910
                                            ------------

Health Care Equipment & Supplies - 0.0%
Synthes - Stratec Inc. .....        225          222,680
                                            ------------

Hotels, Restaurants & Leisure - 0.0%
Kuoni Reisen Holding AG.....         35           11,716
                                            ------------

Insurance - 0.6%
Swiss Re (Registered
  Shares)...................     25,321        1,709,564
Zurich Financial Services
  AG........................      9,957        1,433,067
                                            ------------
                                               3,142,631
                                            ------------

Machinery - 0.0%
Sulzer AG (Registered
  Shares)...................        133           35,811
                                            ------------

Pharmaceuticals - 2.5%
Novartis AG (Registered
  Shares)...................    178,523        8,105,168
Roche Holding AG............     53,046        5,350,708
Roche Holding AG (Bearer)...      1,683          233,381
                                            ------------
                                              13,689,257
                                            ------------

Semiconductors & Semiconductor Equipment - 0.0%
Unaxis Holding AG 'R'.......        444           62,916
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Textiles, Apparel & Luxury Goods - 0.2%
Compagnie Financiere
  Richemont AG 'A'..........     38,662     $    928,451
Swatch Group AG 'B'.........      2,838          340,767
Swatch Group AG (Registered
  Shares)...................      2,276           54,289
                                            ------------
                                               1,323,507
                                            ------------
TOTAL COMMON STOCKS IN
  SWITZERLAND...............                  40,520,830
                                            ------------

UNITED KINGDOM
Aerospace & Defense - 0.2%
BAE Systems PLC.............    247,638          745,868
Cobham PLC..................      3,528           73,704
Rolls-Royce Group PLC.......    130,020          412,559
                                            ------------
                                               1,232,131
                                            ------------

Air Freight & Logistics - 0.1%
Ocean Group PLC.............     28,554          377,491
                                            ------------
Airlines - 0.0%
British Airways PLC (a).....     56,417          234,813
                                            ------------

Auto Components - 0.0%
GKN PLC.....................     53,109          253,845
                                            ------------
Automobiles - 0.0%
TI Automotive Limited 'A'
  (a).......................      1,025                0
                                            ------------

Beverages - 0.6%
Diageo PLC..................    217,167        2,857,399
Scottish & Newcastle PLC....     53,098          359,540
                                            ------------
                                               3,216,939
                                            ------------

Biotechnology - 0.0%
Celltech Group PLC (a)......     22,849          154,614
                                            ------------
Building Products - 0.0%
Pilkington PLC..............     53,235           91,249
                                            ------------
Capital Markets - 0.3%
3i Group PLC................     42,212          466,619
Amvescap PLC................     59,627          433,103
Close Brothers Group PLC....      2,797           36,752
Man Group PLC...............     23,228          607,508
Schroders PLC...............      4,105           46,443
                                            ------------
                                               1,590,425
                                            ------------
Chemicals - 0.2%
BOC Group PLC...............     42,591          650,745
Imperial Chemical Industries
  PLC.......................     77,044          274,462
                                            ------------
                                                 925,207
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Commercial Banks - 5.2%
Barclays PLC................    464,282     $  4,141,130
HBOS PLC....................    270,818        3,507,566
HSBC Holdings PLC...........    757,122       11,900,087
HSBC Holdings PLC (ADR)
  (b).......................      4,900          386,218
Lloyds TSB Group PLC........    381,951        3,063,200
Lloyds TSB Group PLC (ADR)
  (b).......................      2,530           82,351
Royal Bank of Scotland Group
  PLC.......................    198,926        5,861,532
                                            ------------
                                              28,942,084
                                            ------------

Commercial Services & Supplies - 0.3%
Brambles Industries PLC.....     31,990          116,538
Bunzl PLC...................     45,055          344,196
Capita Group PLC............     64,682          281,371
Hays PLC....................    153,608          329,978
Rentokil Initial PLC........    112,491          382,614
Serco Group PLC.............      2,405            7,405
                                            ------------
                                               1,462,102
                                            ------------

Construction & Engineering - 0.0%
AMEC PLC....................     18,532           86,255
BICC PLC....................     30,308          118,549
                                            ------------
                                                 204,804
                                            ------------

Construction Materials - 0.2%
BPB PLC.....................     24,591          152,755
Hanson PLC..................     65,536          481,303
RMC Group PLC...............     27,241          340,139
                                            ------------
                                                 974,197
                                            ------------

Consumer Finance - 0.1%
Cattles PLC.................      7,713           46,151
Provident Financial PLC.....     27,106          315,648
                                            ------------
                                                 361,799
                                            ------------

Containers & Packaging - 0.1%
Rexam PLC...................     51,551          394,745
                                            ------------

Distributors - 0.0%
Grafton Group PLC (Units)...      2,786           19,152
                                            ------------

Diversified Telecommunication Services - 0.5%
BT Group PLC................    619,292        2,086,989
BT Group PLC (ADR) (b)......        900           30,798
Cable & Wireless PLC........    199,338          476,388
                                            ------------
                                               2,594,175
                                            ------------

Electric Utilities - 0.3%
Scottish and Southern Energy
  PLC.......................     70,358          847,653
ScottishPower PLC...........    145,245          967,889

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
ScottishPower PLC (ADR)
  (b).......................        993     $     26,990
                                            ------------
                                               1,842,532
                                            ------------

Electrical Equipment - 0.0%
Kidde PLC...................     21,146           40,315
                                            ------------

Electronic Equipment & Instruments - 0.0%
Electrocomponents PLC.......     18,858          109,716
                                            ------------

Food & Staples Retailing - 0.8%
Boots Group PLC.............     64,828          801,919
J Sainsbury PLC.............    121,991          682,991
Safeway PLC.................     61,840          314,396
Tesco PLC...................    508,579        2,346,642
                                            ------------
                                               4,145,948
                                            ------------

Food Products - 0.6%
Cadbury Schweppes PLC.......    163,625        1,201,678
Tate & Lyle PLC.............     16,627           92,718
Unilever PLC................    206,940        1,929,139
                                            ------------
                                               3,223,535
                                            ------------
Gas Utilities - 0.2%
Centrica PLC................    280,287        1,058,705
                                            ------------

Health Care Equipment & Supplies - 0.2%
Nycomed Amersham PLC........     57,488          787,793
Seton Scholl Healthcare
  Group PLC.................      3,902           23,051
Smith & Nephew PLC..........     76,015          638,548
                                            ------------
                                               1,449,392
                                            ------------

Health Care Providers & Services - 0.0%
Alliance Unichem PLC........      6,950           64,572
                                            ------------

Hotels, Restaurants & Leisure - 0.7%
Carnival PLC................     10,260          413,440
Compass Group PLC...........    143,144          973,748
Enterprise Inns PLC.........      6,905          125,340
Hilton Group PLC............    139,555          561,481
InterContinental Hotels
  Group PLC.................     54,538          516,469
Mitchells & Butlers PLC.....     59,088          237,997
Rank Group PLC..............     61,262          306,249
Whitbread PLC...............     14,274          183,723
William Hill PLC............     41,924          320,465
                                            ------------
                                               3,638,912
                                            ------------
Household Durables - 0.3%
Barratt Developments PLC....     25,956          252,306
The Berkeley Group PLC......      1,852           29,175
George Wimpey PLC...........     41,012          274,032
MFI Furniture Group PLC.....     70,475          190,503
Persimmon PLC...............     30,369          291,941

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Taylor Woodrow PLC..........     64,362     $    307,631
                                            ------------
                                               1,345,588
                                            ------------

Household Products - 0.2%
Reckitt Benckiser PLC.......     39,375          890,958
                                            ------------

IT Services - 0.1%
Logica PLC..................     68,362          313,594
                                            ------------

Industrial Conglomerates - 0.1%
FKI PLC.....................      9,108           17,446
Smiths Industries PLC.......     48,442          573,209
Tomkins PLC.................     49,452          236,809
                                            ------------
                                                 827,464
                                            ------------

Insurance - 0.7%
AVIVA PLC...................    166,073        1,457,493
Friends Provident PLC.......     77,344          182,764
Legal & General Group PLC...    417,796          749,788
Prudential Corporation
  PLC.......................    157,248        1,329,373
Royal & Sun Alliance
  Insurance Group PLC.......    250,361          395,522
                                            ------------
                                               4,114,940
                                            ------------

Internet & Catalog Retail - 0.2%
The Great Universal Stores
  PLC.......................     79,508        1,100,933
                                            ------------

Machinery - 0.0%
IMI PLC.....................     11,268           68,028
Invensys PLC (a)............    127,264           41,577
                                            ------------
                                                 109,605
                                            ------------

Media - 1.1%
Aegis Group PLC.............     75,089          132,740
British Sky Broadcasting
  Group PLC ("BSkyB") (a)...     84,368        1,061,751
Carlton Communications PLC..     38,415          158,168
Daily Mail and General Trust
  'A'.......................     13,386          157,916
EMAP PLC....................     23,009          352,995
EMI Group PLC...............     79,366          225,547
Granada PLC.................    231,571          505,747
Pearson PLC.................     61,367          683,306
Reed Elsevier NV............    102,968          861,274
Reuters Group PLC...........    118,189          497,204
United Business Media PLC...     32,987          289,353
WPP Group PLC...............     92,877          911,957
Yell Group PLC..............     44,342          242,106
                                            ------------
                                               6,080,064
                                            ------------

Metals & Mining - 0.7%
Billiton PLC................    189,602        1,656,351
Johnson Matthey PLC.........     10,644          186,923

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
Rio Tinto PLC (Registered
  Shares)...................     73,401     $  2,027,485
                                            ------------
                                               3,870,759
                                            ------------

Multi-Utilities & Unregulated Power - 0.4%
International Power PLC
  (a).......................    120,985          267,478
National Grid Group PLC.....    223,473        1,601,202
United Utilities PLC........     51,067          452,975
United Utilities PLC 'A'
  (a).......................      8,249           44,965
                                            ------------
                                               2,366,620
                                            ------------
Multiline Retail - 0.3%
Marks & Spence Group PLC....    183,509          949,391
Next PLC....................     24,093          484,351
                                            ------------
                                               1,433,742
                                            ------------

Oil & Gas - 3.5%
BG Group PLC................    258,589        1,327,404
BP Amoco PLC................  1,564,903       12,690,402
BP Amoco PLC (ADR) (b)......      3,849          189,948
Shell Transport & Trading
  Company...................    685,809        5,101,101
                                            ------------
                                              19,308,855
                                            ------------
Pharmaceuticals - 2.8%
AstraZeneca Group PLC.......    121,778        5,842,428
Glaxo Wellcome PLC (ADR)
  (b).......................        800           37,296
GlaxoSmithKline PLC (a).....    426,044        9,762,345
                                            ------------
                                              15,642,069
                                            ------------

Real Estate - 0.3%
The British Land Company
  PLC.......................     44,958          470,013
Canary Wharf Group PLC (a)..     50,795          243,467
Hammerson PLC...............     11,899          137,924
Land Securities Group PLC...     39,255          697,102
Liberty International PLC...      9,912          121,103
Slough Estates PLC..........     18,432          144,935
                                            ------------
                                               1,814,544
                                            ------------

Road & Rail - 0.0%
FirstGroup PLC..............     36,196          177,218
Stagecoach Holdings PLC.....     34,620           48,650
                                            ------------
                                                 225,868
                                            ------------
Semiconductors & Semiconductor Equipment - 0.0%
ARM Holdings PLC (a)........    105,247          242,104
                                            ------------

Software - 0.1%
Misys PLC...................     27,041          102,503
The Sage Group PLC..........    107,224          337,347
                                            ------------
                                                 439,850
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------

Specialty Retail - 0.3%
Dixons Group PLC............    169,820     $    422,565
Kingfisher PLC..............    185,732          925,980
Kesa Electricals PLC........     24,040          110,708
Signet Group PLC............     79,661          146,883
                                            ------------
                                               1,606,136
                                            ------------

Tobacco - 0.5%
British American Tobacco
  PLC.......................    107,342        1,479,620
Imperial Tobacco Group PLC..     57,489        1,132,054
                                            ------------
                                               2,611,674
                                            ------------

Trading Companies & Distributors - 0.1%
Wolseley PLC................     46,322          655,095
                                            ------------

Transportation Infrastructure - 0.2%
Associated British Ports
  Holdings PLC..............     11,911           95,738
BAA PLC.....................     88,730          788,244
BBA Group PLC...............     12,221           54,584
The Peninsular and Oriental
  Steam Navigation Company..     35,201          144,935
                                            ------------
                                               1,083,501
                                            ------------

Water Utilities - 0.1%
Kelda Group PLC.............     17,147          143,963
Severn Trent PLC............     32,272          432,710
                                            ------------
                                                 576,673
                                            ------------

Wireless Telecommunication Services - 2.2%
Vodafone Group PLC..........  4,779,923       11,851,148
Vodafone Group PLC (ADR)
  (b).......................     12,490          312,750
                                            ------------
                                              12,163,898
                                            ------------
TOTAL COMMON STOCKS IN THE
  UNITED KINGDOM............                 137,427,933
                                            ------------

UNITED STATES
Capital Markets - 0.1%
I Shares MSCI EAFE Index
  Fund......................      2,000          273,020
                                            ------------

Computers & Peripherals - 0.0%
Datacraft Asia Limited......     70,000           88,200
                                            ------------
TOTAL COMMON STOCKS IN THE
  UNITED STATES.............                     361,220
                                            ------------
TOTAL INVESTMENTS IN COMMON
  STOCKS
  (COST - $478,561,797) - 95.8%..            530,280,961
                                            ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
PREFERRED STOCKS
AUSTRALIA
Media - 0.2%
The News Corporation
  Limited...................    128,437     $    967,709
The News Corporation Limited
  (Convertible) (ADR) (b)...        760           22,990
                                            ------------
                                                 990,699
                                            ------------
TOTAL PREFERRED STOCKS IN
  AUSTRALIA.................                     990,699
                                            ------------

GERMANY
Automobiles - 0.1%
Porsche AG..................        760          451,053
Volkswagen AG...............      5,476          198,581
                                            ------------
                                                 649,634
                                            ------------
Health Care Providers & Services - 0.0%
Fresenius Medical Care AG...        542           27,312
                                            ------------
Household Products - 0.1%
Henkel KGaA.................      3,170          247,906
                                            ------------

Media - 0.0%
ProSieben Sat.1 Media AG....      4,900           81,893
                                            ------------

Multi-Utilities & Unregulated Power - 0.0%
RWE AG......................      2,033           71,673
                                            ------------
TOTAL PREFERRED STOCKS IN
  GERMANY...................                   1,078,418
                                            ------------

NEW ZEALAND
Paper & Forest Products - 0.0%
Fletcher Challenge Forests
  Ltd. (a)..................     18,827           16,811
                                            ------------
TOTAL PREFERRED STOCKS IN
  NEW ZEALAND...............                      16,811
                                            ------------
TOTAL INVESTMENTS IN
  PREFERRED STOCKS
(COST - $1,816,921) - 0.4%..                   2,085,928
                                            ------------

                               SHARES           VALUE
                                HELD      (IN U.S. DOLLARS)
                              ---------   -----------------
WARRANTS (C)
FRANCE
Electrical Equipment - 0.0%
Alstom......................     13,495     $        511
                                            ------------

Food & Staples Retailing - 0.0%
Casino Guichard - Perrach
  SA........................        133               91
                                            ------------
TOTAL WARRANTS IN FRANCE....                         602
                                            ------------
HONG KONG
Electronic Equipment & Instruments - 0.0%
QPL International Holdings
  Limited...................        600                1
                                            ------------
TOTAL WARRANTS IN HONG
  KONG......................                           1
                                            ------------
TOTAL INVESTMENTS IN
  WARRANTS (COST -
  $19,521) - 0.0%...........                         603
                                            ------------

                           BENEFICIAL
                            INTEREST
                          ------------
SHORT-TERM SECURITIES
Merrill Lynch Liquidity
  Series, LLC Cash Sweep
  Series I (d)..........  US$9,920,757     $  9,920,757
                                           ------------
TOTAL INVESTMENTS IN SHORT-TERM
  SECURITIES
  (COST - $9,920,757) - 1.8%..........        9,920,757
                                           ------------
TOTAL INVESTMENTS
  (COST - $490,318,996) - 98.0%.......      542,288,249
VARIATION MARGIN ON FINANCIAL FUTURES
  CONTRACTS*** - 0.2%.................          875,496
UNREALIZED APPRECIATION ON FORWARD
  FOREIGN EXCHANGE
  CONTRACTS** - 0.1%..................          532,884
OTHER ASSETS LESS
  LIABILITIES - 1.7%..................        9,432,341
                                           ------------
NET ASSETS - 100%.....................     $553,128,970
                                           ============

---------------

(a) Non-income producing security.

(b) American Depositary Receipts (ADR).

(c) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                    NET       INTEREST
   AFFILIATE                                                      ACTIVITY     INCOME
   ---------                                                     ----------   --------
   Merrill Lynch Liquidity Series,LLC Cash Sweep Series I......  $5,831,683   $68,538

* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

    definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

**  Forward foreign exchange contracts as of December 31, 2003 were as follows:

                                                  UNREALIZED
   FOREIGN CURRENCY            SETTLEMENT        APPRECIATION
   PURCHASED                      DATE          (DEPRECIATION)
   ----------------       --------------------  --------------
   CHF        1,500,000   January 2004             $ 54,669
   E          4,290,000   January 2004              296,574
   HK$           40,000   January 2004                   (2)
   L          1,940,000   January 2004              127,011
   SEK        1,000,000   January 2004                3,370
   Y        415,000,000   January 2004               51,262
                                                   --------
   TOTAL UNREALIZED APPRECIATION ON FORWARD
   FOREIGN EXCHANGE CONTRACTS - NET (US$
   COMMITMENT - $13,578,596)                       $532,884
                                                   ========

*** Financial futures contracts purchased as of December 31,2003 were as follows:

   NUMBER OF                                    EXPIRATION                  UNREALIZED
   CONTRACTS      ISSUE          EXCHANGE          DATE      FACE VALUE   GAINS (LOSSES)
   ---------      -----          --------       ----------   ----------   --------------
      221      EURO          DJ EURO STOXX 50    March 2004  $7,530,992      $159,954
       67      FTSE          LIFFE               March 2004  $5,233,890       123,236
       10      HANG SENG     Hong Kong         January 2004  $  804,073         9,725
        1      IBEX 35 PLUS  MEFF              January 2004  $   94,644         2,385
        2      MIB 30        MSE                 March 2004  $  345,807        (7,424)
       34      OMX           Stockholm         January 2004  $  293,631         7,903
       24      SPI 200       Sydney              March 2004  $1,469,545        23,190
       68      TOPIX         Tokyo               March 2004  $6,322,991       307,596
                                                                             --------
   TOTAL UNREALIZED GAINS - NET                                              $626,565
                                                                             ========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003
--------------------------------------------------------------------------------

ASSETS:
    Investments,at value (including securities loaned of
     $38,710,300) (identified cost - $490,318,996)..........               $542,288,249
    Cash held as collateral for loaned securities...........                 40,553,857
    Cash on deposit for financial futures contracts.........                  1,980,200
    Foreign cash (cost - $6,820,303)........................                  7,028,256
    Unrealized appreciation on forward foreign exchange
     contracts..............................................                    533,016
    Receivables:
      Variation margin......................................  $  875,496
      Contributions.........................................     868,854
      Dividends.............................................     495,009
      Securities sold.......................................      92,492
      Forward foreign exchange contracts....................      74,070
      Interest..............................................      17,791      2,423,712
                                                              ----------
    Prepaid expenses and other assets.......................                        940
                                                                           ------------
        TOTAL ASSETS........................................                594,808,230
                                                                           ------------

LIABILITIES:
    Collateral on securities loaned, at value...............                 40,553,857
    Unrealized depreciation on forward foreign exchange
     contracts..............................................                        132
    Payables:
      Withdrawals...........................................   1,095,007
      Other affiliates......................................       2,054
      Investment adviser....................................         745
      Forward foreign exchange contracts....................         301      1,098,107
                                                              ----------
    Accrued expenses and other liabilities..................                     27,164
                                                                           ------------
        TOTAL LIABILITIES...................................                 41,679,260
                                                                           ------------
NET ASSETS..................................................               $553,128,970
                                                                           ============

NET ASSETS CONSIST OF:
    Investors' capital......................................               $499,731,665
    Unrealized appreciation on investments and foreign
     currency transactions - net............................                 53,397,305
                                                                           ------------
NET ASSETS..................................................               $553,128,970
                                                                           ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends (net of $523,812 foreign withholding tax).....                $ 4,743,131
    Interest................................................                    102,643
    Securities lending - net................................                     84,428
                                                                            -----------
        TOTAL INCOME........................................                  4,930,202
                                                                            -----------
EXPENSES:
    Professional fees.......................................  $    88,300
    Custodian fees..........................................       54,755
    Accounting services.....................................       31,856
    Investment advisory fees................................       21,203
    Trustees' fees and expenses.............................        2,763
    Printing and shareholder reports........................        2,175
    Other...................................................       14,626
                                                              -----------
        Total expenses before waiver........................      215,678
    Waiver of expenses......................................      (17,696)
                                                              -----------
        TOTAL EXPENSES AFTER WAIVER.........................                    197,982
                                                                            -----------
INVESTMENT INCOME - NET.....................................                  4,732,220
                                                                            -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS - NET:
    Realized gain (loss) from:
      Investments - net.....................................   (2,237,884)
      Foreign currency transactions - net...................    1,391,706      (846,178)
                                                              -----------
    Change in unrealized appreciation/depreciation on:
      Investments - net.....................................   78,574,573
      Foreign currency transactions - net...................      561,411    79,135,984
                                                              -----------   -----------
        TOTAL REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        AND FOREIGN CURRENCY TRANSACTIONS - NET.............                 78,289,806
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $83,022,026
                                                                            ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                   2003             2002
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Investment income - net.................................   $  4,732,220     $  4,256,606
    Realized loss on investments and foreign currency
      transactions - net....................................       (846,178)     (15,497,931)
    Change in unrealized appreciation/depreciation on
      investments and foreign currency transactions - net...     79,135,984      (23,022,788)
                                                               ------------     ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS............................................     83,022,026      (34,264,113)
                                                               ------------     ------------
CAPITAL TRANSACTIONS:
    Proceeds from contributions.............................    364,659,614       85,092,571
    Fair value of withdrawals...............................    (61,373,002)     (79,519,958)
                                                               ------------     ------------
    NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL
      TRANSACTIONS..........................................    303,286,612        5,572,613
                                                               ------------     ------------
NET ASSETS:
    Total increase (decrease) in net assets.................    386,308,638      (28,691,500)
    Beginning of year.......................................    166,820,332      195,511,832
                                                               ------------     ------------
    END OF YEAR.............................................   $553,128,970     $166,820,332
                                                               ============     ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios have been derived from information provided in the financial statements.

                                                                                          FOR THE
                                                                                           PERIOD
                                                                                        DECEMBER 30,
                                               FOR THE YEAR ENDED DECEMBER 31,            1999+ TO
                                         --------------------------------------------   DECEMBER 31,
                                             2003         2002       2001      2000         1999
                                         ------------   --------   --------   -------   ------------
TOTAL INVESTMENT RETURN**..............      38.97%     (15.81%)   (21.77%)        --          --
                                           --------     --------   --------   -------     -------
RATIOS TO AVERAGE NET ASSETS:
    Expenses, net of waiver............        .09%         .08%       .08%      .08%        .08%*
                                           --------     --------   --------   -------     -------
    Expenses...........................        .10%         .16%       .39%     1.34%        .63%*
                                           --------     --------   --------   -------     -------
    Investment income - net............       2.23%        2.21%      1.20%     1.55%       2.14%*
                                           --------     --------   --------   -------     -------
SUPPLEMENTAL DATA:
    Net assets, end of period (in
      thousands).......................    $553,129     $166,820   $195,512   $15,763     $10,054
                                           --------     --------   --------   -------     -------
    Portfolio turnover.................       8.55%       19.52%     30.19%     5.89%        .00%
                                           --------     --------   --------   -------     -------

---------------

*   Annualized.

** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

+   Commencement of operations.

                       See notes to financial statements.
--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES:

     Master International Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America,which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

  A.  Valuation of investments

     Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market,the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

     Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

     Generally, trading in foreign securities,as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

  B.  Derivative financial instruments

     The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to(or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures - The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

  C.  Foreign currency transactions

     Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  D.  Income taxes

     The Series is classified as a partnership for Federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

  E.  Security transactions and investment income

     Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  F.  Securities lending

     The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM").The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

December 31, 2003
--------------------------------------------------------------------------------

     FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. Effective January 1, 2003, the limit was increased from .08% to .12%. This arrangement expires December 31, 2004 and is renewable. For the year ended December 31, 2003, FAM earned fees of $21,203, of which $17,696 was waived.

     For the year ended December 31, 2003, the Series reimbursed FAM $3,886 for certain accounting services.

     Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $315,970,788 and $16,650,300, respectively.

     Net realized gains (losses) for the year ended December 31, 2003 and unrealized gains as of December 31, 2003 were as follows:

                                                         REALIZED GAINS   UNREALIZED
                                                            (LOSSES)         GAINS
                                                         --------------   -----------
Investments:
     Long-term.........................................   $(2,680,681)    $51,969,253
     Financial futures contracts.......................       442,797         626,565
                                                          -----------     -----------
Total investments......................................    (2,237,884)     52,595,818
                                                          -----------     -----------
Currency transactions:
     Forward foreign exchange contracts................       913,418         532,884
     Foreign currency transactions.....................       478,288         268,603
                                                          -----------     -----------
Total currency transactions............................     1,391,706         801,487
                                                          -----------     -----------
Total..................................................   $  (846,178)    $53,397,305
                                                          ===========     ===========

     As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $47,799,512, of which $60,757,052 related to appreciated securities and $12,957,540 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $494,488,737.

4.   SHORT-TERM BORROWINGS:

     The Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Series may borrow under the credit agreement to fund shareholders redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .09% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year at the same terms. The Series did not borrow under the credit agreement during the year ended December 31,2003.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES

INDEPENDENT AUDITORS' REPORT
December 31, 2003
--------------------------------------------------------------------------------

To the Investors and Board of Trustees of Quantitative Master Series Trust:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of the Quantitative Master Series Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited)
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  -------      -----------------------      --------------   -------------
INTERESTED TRUSTEE

Terry K. Glenn*            President    2000    President and Chairman of the      123 Funds     None
P.O. Box 9011              and          to      Merrill Lynch Investment         160 Portfolios
Princeton, NJ 08543-9011   Trustee              Managers, L.P. ("MLIM")/Fund
Age: 63                                present  Asset Management, L.P.
                                        and     ("FAM") - Advised Funds since
                                        1997    1999; Chairman (Americas
                                        to      Region) of MLIM from 2000 to
                                                2002; Executive Vice President
                                       present  of FAM and MLIM (which terms as
                                                used herein include their
                                                corporate predecessors) from
                                                1983 to 2002; President of FAM
                                                Distributors, Inc. ("FAMD")
                                                from 1986 to 2002 and Director
                                                thereof from 1991 to 2002;
                                                Executive Vice President and
                                                Director of Princeton Services,
                                                Inc. ("Princeton Services")
                                                from 1993 to 2002; President of
                                                Princeton Administrators, L.P.
                                                from 1989 to 2002; Director of
                                                Financial Data Services, Inc.
                                                since 1985.

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  -------  -------------------------------  --------------   -------------
INDEPENDENT TRUSTEES*

Donald W. Burton           Trustee      2002    Manager of The Burton               23 Funds     ITC Delta-Com,
P.O. Box 9095                           to      Partnership, Limited             36 Portfolios   Inc., ITC
Princeton, NJ 08543-9095                        Partnership since 1979;                          Financial
Age: 59                                present  Managing General Partner of the                  Services,
                                                South Atlantic Venture Funds,                    Knology, Inc.,
                                                Limited Partnerships and                         PriCare, Inc.,
                                                Chairman of South Atlantic                       Symbion, Inc.
                                                Private Equity Fund IV, Limited
                                                Partnership since 1983; Member
                                                of the Investment Advisory
                                                Council of the Florida State
                                                Board of Administration since
                                                2001.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN     OTHER PUBLIC
                          POSITION(S)  LENGTH                                     FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
AGE                          TRUST     SERVED         DURING PAST 5 YEARS           TRUSTEE          TRUSTEE
-----------------         -----------  -------  -------------------------------  --------------   -------------

M. Colyer Crum             Trustee      2000    James R. Williston Professor of     24 Funds     Cambridge
P.O. Box 9095                           to      Investment Management Emeritus,  37 Portfolios   Bancorp
Princeton, NJ 08543-9095                        Harvard Business School since
Age: 71                                present  1996; Chairman and Director of
                                                Phaeton International, Ltd.
                                                from 1985 to present; Director
                                                of Cambridge Bancorp since
                                                1969.

Laurie Simon Hodrick       Trustee      2000    Professor of Finance and            23 Funds     None
P.O. Box 9095                           to      Economics, Graduate School of    36 Portfolios
Princeton, NJ 08543-9095                        Business, Columbia University
Age: 41                                present  since 1998; Associate Professor
                                                of Finance and Economics,
                                                Graduate School of Business,
                                                Columbia University from 1996
                                                to 1998.

David H. Walsh             Trustee      2003    Consultant with Putnam              23 Funds     None
P.O. Box 9095                           to      Investments since 1993 and       36 Portfolios
Princeton, NJ 08543-9095                        employed in various capacities
Age: 62                                present  therewith from 1971 to 1992;
                                                Director of the National
                                                Audubon Society since 2000;
                                                Director of the American Museum
                                                of Fly Fishing since 1998.

Fred G. Weiss              Trustee      2000    Managing Director of FGW            23 Funds     Watson
P.O. Box 9095                           to      Associates since 1997; Vice      36 Portfolios   Pharmaceuticals,
Princeton, NJ 08543-9095                        President, Planning, Investment                  Inc.
Age: 62                                present  and Development of Warner
                                                Lambert Co. from 1979 to 1997;
                                                Director of BTG International
                                                PLC since 2001; Director of
                                                KIMC Investments, Inc. since
                                                2003; Director of Osmotica
                                                Holding Corp. AVV since 2003.

* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  ------------          -------------------------------------------
TRUST OFFICERS

Donald C. Burke            Vice         1997 to      First Vice President of FAM and MLIM since 1997 and
P.O. Box 9011              President    present and  Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-901    and          1999 to      Treasurer of Princeton Services since 1999; Vice President
Age: 43                    Treasurer    present      of FAMD since 1999; Director of MLIM Taxation since 1990.

Robert C. Doll, Jr.        Senior       1999 to      President of MLIM and member of the Executive Management
P.O. Box 9011              Vice         present      Committee of ML &Co., Inc. since 2001; Global Chief
Princeton, NJ 08543-9011   President                 Investment Officer and Senior Portfolio Manager of MLIM
Age: 49                                              since 1999; Chief Investment Officer of Equities at
                                                     Oppenheimer Funds, Inc. from 1990 to 1999 and Chief
                                                     Investment Officer thereof from 1998 to 1999; Executive Vice
                                                     President of Oppenheimer Funds, Inc. from 1991 to 1999.

--------------------------------------------------------------------------------

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND TRUSTEES (unaudited) -- CONTINUED
--------------------------------------------------------------------------------

                          POSITION(S)
NAME, ADDRESS, AND         HELD WITH    LENGTH OF
AGE                          TRUST     TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------        -----------  ------------          -------------------------------------------

Richard J. Vella           Vice         1999 to      Managing Director and Head of Global Index and Enhanced
P.O. Box 9011              President    present      Index products for Merrill Lynch Quantitative Advisors since
Princeton, NJ 08543-9011                             1999; Managing Director and Head of the Global Index and
Age: 46                                              Enhanced Index business at Bankers Trust from 1984 to 1999.

Brian D. Stewart           Secretary    2003 to      Vice President (Legal Advisory) of MLIM since 2002; Attorney
P.O. Box 9011                           present      with Reed Smith from 2001 to 2002; Attorney with Saul Ewing
Princeton, NJ 08543-9011                             from 1999 to 2001.
Age:34

*   Officers of the Trust serve at the pleasure of the Board of Trustees.

CUSTODIAN                             TRANSFER AGENT
J.P. Morgan Chase Bank                Financial Data Services, Inc.
4 Chase MetroTech Center, 18th Floor  4800 Deer Lake Drive East
Brooklyn, NY 11245                    Jacksonville, FL 32246-6484
                                      800-637-3863

AMERICAN AADVANTAGE FUNDS

PRIVACY POLICY (unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report, and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. They will begin sending you individual copies thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                 (EMAIL GRAPHIC)                                   (INTERNET GRAPHIC)
                    BY E-MAIL:                                      ON THE INTERNET:
         american_aadvantage.funds@aa.com                 Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


               (TELEPHONE GRAPHIC)                                   (MAIL GRAPHIC)
                  BY TELEPHONE:                                         BY MAIL:
               Institutional Class                             American AAdvantage Funds
               Call (800) 658-5811                          4151 Amon Carter Blvd., MD 2450
                PlanAhead Class(R)                                Fort Worth, TX 76155
               Call (800) 388-3344

FUND SERVICE PROVIDERS:

 CUSTODIAN                      TRANSFER AGENT                      INDEPENDENT AUDITORS    DISTRIBUTOR
 STATE STREET BANK AND TRUST    BOSTON FINANCIAL DATA SERVICES      ERNST & YOUNG LLP       SWS FINANCIAL SERVICES
 Boston, Massachusetts          Kansas City, Missouri               Chicago, Illinois       Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Small Cap Index Fund and American AAdvantage International Equity Index Fund are service marks of AMR Investment Services, Inc.

                                   [GRAPHIC]






                                                                          530091

                       [LOGO OF AMERICAN AADVANTAGE FUNDS]
                          AMERICAN AADVANTAGE FUNDS(R)

-----------------------------------[GRAPHIC]------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                              [GRAPHIC]

                                                              MONEY MARKET FUNDS

                                                               MONEY MARKET FUND
                                               U.S. GOVERNMENT MONEY MARKET FUND
                                                     MUNICIPAL MONEY MARKET FUND

                           MANAGED BY AMR INVESTMENTS

ABOUT AMR INVESTMENTS
--------------------------------------------------------------------------------

AMR Investments is an experienced provider of investment advisory services to institutional and retail markets. We act as manager of the American AAdvantage Funds, a family of diversified mutual funds, and offer customized fixed income portfolio management services.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors.

AMR Investments is a wholly owned subsidiary of AMR Corporation. Incorporated in 1986, we are directly responsible for the investment management and oversight of AMR Corporation's defined benefit and defined contribution plans, as well as its fixed income investments.

CONTENTS
--------------------------------------------------------------------------------
President's Message..........................................                 1

Financial Highlights
   Money Market Fund.........................................                18

   U.S. Government
   Money Market Fund.........................................                20

   Municipal
   Money Market Fund.........................................                22

Schedule of Investments

   Money Market Portfolio....................................                25

   U.S. Government
   Money Market Portfolio....................................                28

   Municipal
   Money Market Portfolio....................................                30

Additional Information....................................... Inside Back Cover

   ---------------------------------------------------------------------------
   Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each adviser's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, AMR Investment Services, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
   ---------------------------------------------------------------------------

American AAdvantage Funds                                      December 31, 2003

                                                    [GRAPHIC OF AMR INVESTMENTS]

FELLOW SHAREHOLDERS:

I am pleased to present you with the Annual Report for the American AAdvantage Funds for the twelve months ended December 31, 2003. During this time, the money market series of the American AAdvantage Funds performed well versus their peers.

     During the past year, investors experienced both upward and downward market trends while hoping to avoid a fourth consecutive annual decline in the stock market (something that has not occurred since 1932). Fortunately, the up markets outpaced downward periods by a larger margin. The reality seems to be that the economic recovery has arrived. The economy had to overcome the war with Iraq, the occupation of Afghanistan, and the SARS outbreak. However, the lowest Fed Funds rate in 45 years at 1.0% improved corporate earnings growth, and was reflected in the markets.

     The Cash Management Class of the American AAdvantage Funds produced strong relative returns for the period. The Money Market Fund Cash Management Class returned 1.08% for the year, outperforming the Lipper Institutional Money Market Average return of 0.80%. The U.S. Government Money Market Fund Cash Management Class outpaced the Lipper Institutional U.S. Government Money Market Average with a return of 1.04% versus 0.80% for the Average.

     As the Fed intends to remain accommodative and "patient" with monetary policy, thereby, keeping short-term interest rates at historical lows, the money market series of the American AAdvantage Funds continue to emphasize fundamental investing on behalf of our shareholders. We believe our disciplined investment process, credit analysis, and low costs will produce value-added results over the long term.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.
                                                       Sincerely,

                                                       /s/ William F. Quinn

                                                       William F. Quinn
                                                       President
                                                       American AAdvantage Funds

ECONOMIC OVERVIEW
================================================================================

The year began with the uncertainty of a war with Iraq, unemployment on the rise and a bounce in the stock market's average indices. After a successful campaign in Iraq, the Bush Administration shifted its focus to stimulating economic growth through tax cuts. A great deal of uncertainty surrounded monetary policy, as the world and U.S. economic recovery appeared tentative. Excess capacity hindered pricing power and productivity increases hindered the labor market. Inflation posed no threat during the year; in fact, Federal Reserve Chairman Alan Greenspan expressed concern over deflation, indicating the Fed would be diligent in monitoring the potential threat of falling prices. Indeed, with the Fed's apparent conviction to utilize all means necessary to avoid deflation and stimulate the economy, the overnight Fed Funds rate was lowered by 25 basis points to 1% at the June FOMC meeting. This is the lowest overnight level in over forty years.

     As the year progressed, the economy appeared to be heading down the path of an economic growth recovery. The third quarter GDP growth rate of 8.2% was the highest since 1983 and economists have been forecasting 4% GDP growth for the fourth quarter of 2003 and throughout 2004. The stock market's extraordinary returns, the continued robust housing market, and the capture of Saddam Hussein all helped improve consumer confidence. The recent drop in the dollar should make U.S. exports more appealing. The only remaining area of concern from a recovery viewpoint is jobs creation. Although the jobless rate has edged its way down to 5.7% from a high of 6.3% in May, we have yet to see strong increases in the number of new non-farm payrolls that many economists have been anticipating. Productivity has enabled companies to produce more without having to hire additional workers. The third quarter productivity pace was the fastest in 20 years. With inflation still benign, productivity increasing, and lackluster jobs creation, there is little reason to doubt Fed Chairman Greenspan's repeated assertions that monetary policy could remain accommodative for a "considerable period", or at least through the first half of 2004.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MONEY MARKET FUND (R)
================================================================================

     As evidence mounted that money market interest rates would head lower, the weighted-average maturity of the American AAdvantage Money Market Fund was extended close to the 60 day maximum for "AAA" rated funds. This strategy enabled the Fund to lock in higher rates. The extension became even more beneficial when the Fed lowered the Fed Funds rate 25 basis points from 1.25% to 1.00% at the June FOMC meeting. After thirteen consecutive easings by the Fed since January 2001, a positively sloped money market yield curve emerged in the second half of 2003. The market began to anticipate in July that the next move by the Fed would be to increase interest rates. That notion gained momentum after third quarter GDP growth came in at a surprising 8.2%. Since then, the economic growth recovery has remained on track, but with disappointing jobs creation. The encouraging news on productivity coupled with the disappointing news on jobs creation led us to concur with Chairman Greenspan's repeated assertions that monetary policy could remain accommodative and money market interest rates will remain at historically low levels for a "considerable period". The Fund's large position in variable rate securities will likely be maintained and the weighted-average maturity of the Fund will likely be in the 50 to 60 day range until evidence of a recovery in jobs creation emerges and the likelihood of a Fed rate hike increases.

     For the twelve months ended December 31, 2003, the total return of the Cash Management Class of the American AAdvantage Money Market Fund was 1.08%. The Fund outperformed the Lipper Institutional Money Market Average return of 0.80% by 28 basis points. Lipper Analytical Services ranked the Institutional Class of the Fund 96th among 279, 42nd among 184, and 14th among 83 Institutional Money Market Funds for the one-year, five-years and ten-years ended December 31, 2003, respectively.

           CASH MANAGEMENT CLASS TOTAL RETURNS AS OF DECEMBER 31, 2003

                   [CHART OF CASH MANAGEMENT CLASS]

                       American AAdvantage            Lipper Institutional Money
                        Money Market Fund                 Market Fund Average
                       -------------------            --------------------------
1 Year                       1.08%                               0.80%
3 Years                      2.31%                               2.07%
5 Years*                     3.70%                               3.46%
10 Years*                    4.54%                               4.35%

                             [END CHART]

*Annualized

                                                ANNUALIZED TOTAL RETURNS
                                          ===================================
                                                     AS OF 12/31/03
                                          -----------------------------------
                                          1 YEAR        5 YEARS      10 YEARS
                                          ------        -------      --------
Cash Management Class (1,3)..........      1.08%         3.70%         4.54%
Institutional Class (1)..............      0.97%         3.67%         4.52%
PlanAhead Class (1,2)................      0.70%         3.36%         4.22%
Platinum Class (1,2).................      0.25%         2.94%         3.93%

(1) Past performance is not indicative of future performance. An investment in the American AAdvantage Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

(2) Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 1/1/94 up to 8/1/94, the inception date of the PlanAhead Class, and up to 11/8/95, the inception date of the Platinum Class, and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in place since 1/1/94.

(3) Fund performance for the five and ten-year periods represents the total returns achieved by the Institutional Class from 1/1/94 up to 12/1/01, the inception date of the Cash Management Class and the returns of the Cash Management Class since its inception. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/94.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MONEY MARKET FUND (R) -- Continued
================================================================================

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2003

                                CASH
                             MANAGEMENT        INSTITUTIONAL          PLANAHEAD           PLATINUM
                                CLASS              CLASS                CLASS               CLASS
                             ----------        -------------          ----------          ---------
7-day Current Yield*             0.99%             0.90%                 0.59%                0.15%
7-day Effective Yield*           0.99%             0.90%                 0.60%                0.15%
30-day Yield*                    0.99%             0.89%                 0.59%                0.15%
Weighted Average Maturity      50 Days           50 Days               50 Days              50 Days
Moody's Rating                     Aaa               Aaa                   N/A                  N/A
S&P Rating                        AAAm              AAAm                   N/A                  N/A

*Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2003

                                             % OF
                                          NET ASSETS
                                          ----------
General Electric Capital Corporation         4.7%
Edison Asset Securitization                  4.5%
Metropolitan Life Insurance Company          3.9%
Bank of America Corporation                  3.8%
Bayerische Landesbank                        3.5%
Federal Home Loan Mortgage Corporation       3.3%
Wells Fargo Financial, Incorporated          3.2%
Southtrust Bank, NA                          3.2%
American Honda Finance Corporation           3.0%
First Tennessee Bank                         3.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND (SM)
================================================================================

     The American AAdvantage U.S. Government Money Market Fund maintained a weighted-average maturity toward the longer end of the maximum maturity of 60 days allowed for "AAA" rated funds. This was accomplished primarily by purchasing fixed rate agencies with maturities of six months to one year. This strategy worked well during the first half of the year, especially in light of the Fed lowering the Fed Funds rate in June to 1% from 1.25%. After thirteen consecutive easings by the Fed since January 2001, a positively sloped money market yield curve emerged in the second half of 2003. The market began to anticipate in July that the next move by the Fed would be to increase interest rates. That notion gained momentum after third quarter GDP growth came in at a surprising 8.2%. Since then, the economic growth recovery has remained on track but with disappointing jobs creation. The encouraging news on productivity coupled with the disappointing news on jobs creation led us to concur with Chairman Greenspan's repeated assertions that monetary policy could remain accommodative and money market interest rates would remain at historically low levels for a "considerable period". The weighted-average maturity of the Fund will likely remain in the 50 to 60 day range until evidence of a recovery in jobs creation emerges and the likelihood of a Fed rate hike increases.

     For the twelve months ended December 31, 2003, the total return of the Cash Management Class of the American AAdvantage U.S. Government Money Market Fund was 1.04%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 0.80% by 24 basis points. Lipper Analytical Services ranked the Cash Management Class of the Fund 15th among 139, 11th among 96, and 14th among 49 Institutional U.S. Government Money Market Funds for the one-year, five-years and ten-years ended December 31, 2003, respectively.

           CASH MANAGEMENT CLASS TOTAL RETURNS AS OF DECEMBER 31, 2003

                   [CHART OF CASH MANAGEMENT CLASS]

                      American AAdvantage             Lipper Institutional
                       U.S. Government                   U.S. Government
                       Money Market Fund            Money Market Fund Average
                      -------------------           -------------------------
1 Year                       1.04%                           0.80%
3 Years*                     2.26%                           2.03%
5 Years*                     3.61%                           3.39%
10 Years*                    4.39%                           4.25%

                             [END CHART]

*Annualized

                                               ANNUALIZED TOTAL RETURNS
                                          =================================
                                                     AS OF 12/31/03
                                          ---------------------------------
                                          1 YEAR      5 YEARS      10 YEARS
                                          ------      -------      --------
Cash Management Class (1,3)..........      1.04%        3.61%        4.39%
PlanAhead Class (1,2)................      0.61%        3.24%        4.04%
Platinum Class (1,2).................      0.24%        2.83%        3.76%

(1) Past performance is not indicative of future performance. An investment in the American AAdvantage U.S. Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

(2) Fund performance for the ten-year period represents the total returns achieved by the Cash Management Class from 1/1/94 up to 8/1/94, the inception date of the PlanAhead Class, and up to 11/8/95, the inception date of the Platinum Class, and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Cash Management Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in existence since 1/1/94.

(3) Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class.

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2003

                                  CASH
                                MANAGEMENT     PLANAHEAD      PLATINUM
                                  CLASS          CLASS         CLASS
                                ----------     ---------      --------
7-day Current Yield*               0.92%          0.46%          0.12%
7-day Effective Yield*             0.92%          0.46%          0.12%
30-day Yield*                      0.92%          0.46%          0.12%
Weighted Average Maturity        48 Days        48 Days        48 Days
Moody's Rating                       Aaa            N/A            N/A
S&P Rating                          AAAm            N/A            N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND (SM)
================================================================================

   The American AAdvantage Municipal Money Market Fund targeted a neutral weighted-average maturity in the first half of the year, focusing on variable rate demand notes backed by either bond insurance or a bank letter of credit. As it became apparent the Fed would lower interest rates at least 25 basis points at the June FOMC meeting, the Fund locked in higher yields by purchasing commercial paper. During the second half of the year, the focus returned to the variable rate demand note market, as that proved to be the most attractive investment alternative. If interest rates remain low, as anticipated, the Fund will look for opportunities in the fixed rate market.

   For the twelve months ended December 31, 2003, the total return of the PlanAhead Class of the American AAdvantage Municipal Money Market Fund was 0.32% as compared to the Lipper Tax-Exempt Money Market Average return of 0.45%.

              PLANAHEAD CLASS TOTAL RETURNS AS OF DECEMBER 31, 2003

                      [CHART OF PLANAHEAD CLASS]

                      American AAdvantage                   Lipper
                           MunicipaL                      Tax-Exempt
                       Money Market Fund            Money Market Fund Average
                      -------------------           -------------------------
1 Year                      0.32%                           0.45%
3 Years*                    1.16%                           1.17%
5 Years*                    1.96%                           1.95%
10 Years*                   2.53%                           2.47%

                             [END CHART]

*Annualized

                                               ANNUALIZED TOTAL RETURNS
                                          =================================
                                                   AS OF 12/31/03
                                          ---------------------------------
                                          1 YEAR      5 YEARS      10 YEARS
                                          ------      -------      --------
PlanAhead Class (1,2).............         0.32%        1.96%        2.53%
Platinum Class (1,2)..............         0.20%        1.61%        2.26%

(1) Past performance is not indicative of future performance. An investment in the American AAdvantage Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in this Fund.

(2) Fund performance for the ten-year period represents the total returns achieved by the Institutional Class, a former Class of the Fund, from 11/10/93 up to 8/1/94, the inception date of the PlanAhead Class, and up to 11/8/95, the inception date of the Platinum Class, and the returns of the PlanAhead and Platinum Classes since inception of these Classes. Expenses of the PlanAhead and Platinum Classes are higher than those of the Institutional Class. Therefore, total returns shown are higher than they would have been had the PlanAhead and Platinum Classes been in place since 11/10/93.

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2003

                                   PLANAHEAD           PLATINUM
                                     CLASS               CLASS
                                   ---------           --------
7-day Current Yield*                  0.05%               0.30%
7-day Effective Yield*                0.05%               0.30%
30 day Yield*                         0.05%               0.17%
Weighted Average Maturity           12 Days             12 Days

*Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2003

                                                % OF
                                             NET ASSETS
                                             ----------

Moffat County, Colorado Pollution Control       8.3%
Gulf Coast Waste Disposal
  Authority (Texas)                             7.2%
Pierce County, Washington Economic
  Development Corporation                       6.5%
Brazos Harbor Industrial Development
  Corporation                                   6.3%
Claremore Industrial and Redevelopment
  Authority                                     6.0%
Michigan State Housing Development
  Authority                                     4.9%
Montogomery County, Maryland Variable
  Rate Housing Revenue Bonds                    4.8%
Alachua County, Florida Housing
  Financial Authority                           4.6%
Mesa Arizona Industrial Development
  Authority                                     4.4%
Ohio Water Development Authority                4.3%
South Carolina JOBS Economic
  Development Authority                         4.3%

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Money Market Fund
American AAdvantage U.S. Government Money Market Fund
American AAdvantage Municipal Money Market Fund

We have audited the accompanying statements of assets and liabilities of the American AAdvantage Money Market Fund, the American AAdvantage U.S. Government Money Market Fund, and the American AAdvantage Municipal Money Market Fund, (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds) as of December 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLp

Chicago, Illinois
February 13, 2004

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003
================================================================================

                                                                            U.S. GOVERNMENT             MUNICIPAL
                                                     MONEY MARKET             MONEY MARKET             MONEY MARKET
                                                     ============           ===============            ============
                                                                      (IN THOUSANDS, EXCEPT SHARE
                                                                         AND PER SHARE AMOUNTS)
ASSETS:
   Investment in Portfolio, at value.............    $    448,641              $    55,656             $     6,332
   Receivable for fund shares sold...............           4,049                        -                       -
   Receivable from Manager for expense
     reimbursement(Note 2).......................              12                        8                       9
   Other assets..................................               -                        -                       5
                                                     ------------              -----------             -----------
      TOTAL ASSETS...............................         452,702                   55,664                   6,346
                                                     ------------              -----------             -----------
LIABILITIES:
   Payable for fund shares redeemed..............              80                        -                       -
   Dividends payable.............................              17                       26                       -
   Administrative services fees payable
      (Note 2)...................................              60                        6                       2
   Distribution fees payable.....................              12                        -                       1
   Other liabilities.............................             154                       35                       -
                                                     ------------              -----------             -----------
      TOTAL LIABILITIES..........................             323                       67                       3
                                                     ------------              -----------             -----------
NET ASSETS.......................................    $    452,379              $    55,597             $     6,343
                                                     ============              ===========             ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital...............................         452,379                   55,597                   6,343
                                                     ------------              -----------             -----------
NET ASSETS.......................................    $    452,379              $    55,597             $     6,343
                                                     ============              ===========             ===========
Shares outstanding (no par value):
   Cash Management Class.........................     117,395,420               22,060,011                     N/A
                                                     ============              ===========             ===========
   Institutional Class...........................     159,091,863                      N/A                     N/A
                                                     ============              ===========             ===========
   PlanAhead Class...............................     126,972,434               26,784,887               3,072,239
                                                     ============              ===========             ===========
   Platinum Class................................      48,919,553                6,752,583               3,270,679
                                                     ============              ===========             ===========
Net asset value per share, offering and
 redemption price per share:
   Cash Management Class.........................    $       1.00              $      1.00                     N/A
                                                     ============              ===========             ===========
   Institutional Class...........................    $       1.00                      N/A                     N/A
                                                     ============              ===========             ===========
   PlanAhead Class...............................    $       1.00              $      1.00             $      1.00
                                                     ============              ===========             ===========
   Platinum Class................................    $       1.00              $      1.00             $      1.00
                                                     ============              ===========             ===========

                        See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended December 31, 2003
================================================================================

                                                                            U.S. GOVERNMENT             MUNICIPAL
                                                     MONEY MARKET             MONEY MARKET             MONEY MARKET
                                                     ============           ===============            ============
                                                                             (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Interest income................................     $  7,223                $   1,674                  $ 164
   Portfolio expenses.............................         (650)                    (161)                   (17)
                                                       --------                ---------                  -----
      NET INVESTMENT INCOME ALLOCATED FROM
        PORTFOLIO.................................        6,573                    1,513                    147
                                                       --------                ---------                  -----
FUND EXPENSES:
   Administrative service fees (Note 2):
      Cash Management Class.......................           46                       15                      -
      Institutional Class.........................          259                        -                      1
      PlanAhead Class.............................          146                       94                      5
      Platinum Class..............................          657                       96                     55
   Transfer agent fees:
      Cash Management Class.......................           14                       17                      -
      Institutional Class.........................           50                        -                      -
      PlanAhead Class.............................           58                       91                      5
      Platinum Class..............................           20                        6                      1
   Professional fees..............................           35                       13                      4
   Registration fees and expenses.................           68                       30                     25
   Distribution fees - Platinum Class (Note 2)....          253                       37                     21
   Service Fees - PlanAhead Class (Note 2)........          364                      235                     11
   Other expenses.................................          109                       43                     13
                                                       --------                ---------                  -----
      TOTAL FUND EXPENSES.........................        2,079                      677                    141
                                                       --------                ---------                  -----
LESS WAIVER AND REIMBURSEMENT OF EXPENSES (NOTE 2)          190                      110                     34
                                                       --------                ---------                  -----
      NET FUND EXPENSES...........................        1,889                      567                    107
                                                       --------                ---------                  -----
NET INVESTMENT INCOME.............................        4,684                      946                     40
                                                       --------                ---------                  -----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
      Net realized gain on investments............            5                        3                      -
                                                       --------                ---------                  -----
      NET GAIN ON INVESTMENTS.....................            5                        3                      -
                                                       --------                ---------                  -----
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................     $  4,689                $     949                  $  40
                                                       ========                =========                  =====

                        See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                       MONEY MARKET
                                                             ==================================
                                                                   YEAR ENDED DECEMBER 31,
                                                             ==================================
                                                                2003                    2002
                                                             ----------              ----------
                                                                       (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................     $    4,684              $  2 2,479
   Net realized gain on investments.....................              5                      11
                                                             ----------              ----------
         NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS...............................          4,689                  22,490
                                                             ----------              ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class.............................           (672)                   (847)
      Institutional Class...............................         (2,597)                (10,046)
      PlanAhead Class...................................         (1,034)                 (2,284)
      Platinum Class....................................           (378)                 (9,305)
   Net realized gain on investments:
      Cash Management Class.............................              -                      (1)
      Institutional Class...............................             (3)                     (1)
      PlanAhead Class...................................             (1)                      -
      Platinum Class....................................             (1)                     (9)
                                                             ----------              ----------
         DISTRIBUTIONS TO SHAREHOLDERS:.................         (4,686)                (22,493)
                                                             ----------              ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares........................      3,048,924               6,690,114
   Reinvestment of dividends and distributions..........          3,467                  20,382
   Cost of shares redeemed..............................     (4,150,353)             (7,013,224)
                                                             ----------              ----------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS..................     (1,097,962)               (302,728)
                                                             ----------              ----------
NET INCREASE (DECREASE) IN NET ASSETS...................     (1,097,959)               (302,731)
NET ASSETS:
   Beginning of period..................................      1,550,338               1,853,069
                                                             ----------              ----------
   END OF PERIOD........................................     $  452,379              $1,550,338
                                                             ==========              ==========

                        See accompanying notes
--------------------------------------------------------------------------------

                                                              U.S. GOVERNMENT MONEY MARKET         MUNICIPAL MONEY MARKET
                                                             ==============================    ==============================
                                                                 YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                             ==============================    ==============================
                                                               2003                 2002          2003                 2002
                                                             --------            ----------    ----------            --------
                                                                                             (IN THOUSANDS)

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................     $     946           $   3,655       $     40           $     486
   Net realized gain on investments.....................             3                  26              -                   -
                                                             ---------           ---------       --------           ---------
         NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS...............................           949               3,681             40                 486
                                                             ---------           ---------       --------           ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class.............................          (227)               (763)             -                   -
      Institutional Class...............................             -                   -             (6)                 (9)
      PlanAhead Class...................................          (675)             (1,617)           (17)                (61)
      Platinum Class....................................           (44)             (1,275)           (17)               (416)
   Net realized gain on investments:
      Cash Management Class.............................            (1)                 (4)             -                   -
      Institutional Class...............................             -                   -              -                   -
      PlanAhead Class...................................            (2)                (10)             -                   -
      Platinum Class....................................             -                 (12)             -                   -
                                                             ---------           ---------       --------           ---------
         DISTRIBUTIONS TO SHAREHOLDERS:.................          (949)             (3,681)           (40)               (486)
                                                             ---------           ---------       --------           ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares........................       351,780             833,690         21,327             168,645
   Reinvestment of dividends and distributions..........            57               1,710             32                 484
   Cost of shares redeemed..............................      (629,499)           (760,047)       (94,625)           (153,415)
                                                             ---------           ---------       --------           ---------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS..................      (277,662)             75,353        (73,266)             15,714
                                                             ---------           ---------       --------           ---------
NET INCREASE (DECREASE) IN NET ASSETS...................      (277,662)             75,353        (73,266)             15,714
NET ASSETS:
   Beginning of period..................................       333,259             257,906         79,609              63,895
                                                             ---------           ---------       --------           ---------
   END OF PERIOD........................................     $  55,597           $ 333,259       $  6,343           $  79,609
                                                             =========           =========       ========           =========

                        See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2003
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end management investment company with separate series. The following series are included in this report: American AAdvantage Money Market, American AAdvantage U.S. Government Money Market and American AAdvantage Municipal Money Market Funds (each a "Fund" and collectively, the "Funds").

    Each Fund has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses)and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares. Effective October 9, 2003, the Institutional Class of the Municipal Money Market Fund was no longer offered.

    Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-end diversified management investment company, as follows:

AMERICAN AADVANTAGE:     --> INVESTS ASSETS IN -->      AMR INVESTMENT SERVICES TRUST:
--------------------         -----------------          ------------------------------
Money Market Fund                                       Money Market Portfolio
U.S. Government Money Market Fund                       U.S. Government Money Market Portfolio
Municipal Money Market Fund                             Municipal Money Market Portfolio

    Each AMR Investment Services Trust Portfolio has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (9.06%, 23.68% and 15.91% at December 31, 2003 of the AMR Investment Services Trust Money Market, U.S. Government Money Market and Municipal Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

    AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors. The following is a summary of the significant accounting policies followed by the Funds.

   Valuation of Investments

    The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

   Investment Income and Dividends to Shareholders

    Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

    Dividends are determined in accordance with income tax principles which may treat certain transactions differently than accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
December 31, 2003
================================================================================

   Federal Income and Excise Taxes

    It is the policy of each of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

    All dividends paid by the Municipal Money Market Fund were "exempt interest dividends" and therefore are 100% free of any regular federal income tax. Approximately 23% of interest earned was derived from investments in certain private activity bonds for purposes of the federal alternative minimum tax calculation.

   Allocation of Income, Expenses, Gains and Losses

    Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

   Valuation of Shares

    The price per share is calculated separately for each class of each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. With respect to a class of a Fund, price per share is computed by dividing the value of the class' pro rata allocation of the Fund's investments and other assets, less liabilities, by the number of class shares outstanding.

   Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.  TRANSACTIONS WITH AFFILIATES

   Administrative Services Agreement

    The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional, PlanAhead and Platinum Classes of the Funds.

    The Trust has adopted an Administrative Services Plan with respect to the Platinum Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.55% of the average daily net assets of the Platinum Class of each Fund.

    A separate Administrative Services Plan has been adopted for the Cash Management Class of the Funds. As compensation for providing administrative services, the Manager receives an annualized fee of 0.07% of the average daily net assets of the Cash Management Class of each Fund.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
December 31, 2003
================================================================================

   Distribution Plan

    The Trust, except for the Platinum Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

    A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Platinum Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annualized fee of 0.25% of the average daily net assets of each class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

   Service Agreement

    The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the Plan-Ahead Class.

   Reimbursement and Waiver of Expenses

    Effective March 1, 2003 the Manager contractually agreed to reimburse each Cash Management Class Fund for other expenses through December 31, 2003 to the extent that total annual fund operating expenses exceed 0.15% and 0.19% for the Money Market and U.S. Government Money Market Funds, respectively. Prior to March 1, 2003, the Manager contractually agreed to reimburse the Cash Management Class of the Money Market Fund for other expenses to the extent that total annual fund operating expenses exceeded 0.19%.

    The Manager contractually agreed to reimburse the Platinum Class of each Fund for other expenses through December 31, 2003 to the extent that total annual fund operating expenses exceed 0.99%. In addition, effective June 25, 2003, the Manager agreed to voluntarily waive additional fees to the extent necessary to preserve a certain minimum level of returns for Platinum Class Fund shareholders. During the year ended December 31, 2003, the Manager waived or reimbursed expenses as follows:

FUND                                                                    AMOUNT
----                                                                   --------
Money Market Fund
  Cash Management Class ............................................   $ 54,801
  Platinum Class ...................................................    135,366
U.S. Government Money Market Fund
  Cash Management Class ............................................     37,812
  PlanAhead Class ..................................................     42,856
  Platinum Class ...................................................     28,982
Municipal Money Market Fund
  PlanAhead Class ..................................................      5,799
  Platinum Class ...................................................     28,374

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
December 31, 2003
================================================================================

   Expense Reimbursement Plan

    Effective July 10, 2003, the Funds adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery:

FUND                                                  AMOUNT   EXPIRING IN
----                                                  ------   -----------
Money Market Fund ..................................  $83,552      2006
U.S. Government Money Market Fund ..................   77,375      2006
Municipal Money Market Fund   ......................   18,920      2006

   Other

    Certain officers or trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. In addition, the Trust compensates each trustee with payments in an amount equal to the trustee's income tax on the value of this free airline travel. Retired trustees and their spouses receive American Airlines flight benefits, plus reimbursement of any tax liability relating to such benefits, up to a maximum annual value of $40,000. One trustee, as a retiree of American, already receives flight benefits. This trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. For the year ended December 31, 2003, the cost of air transportation was not material to any of the Funds.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
December 31, 2003
================================================================================

3. CAPITAL SHARE TRANSACTIONS

    The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended December 31, 2003
----------------------------

                                               CASH MANAGEMENT
MONEY MARKET FUND                                   CLASS           INSTITUTIONAL CLASS      PLANAHEAD CLASS      PLATINUM CLASS
-----------------                              ---------------      -------------------      ---------------      --------------
Shares sold..........................            1,008,426               1,783,321               190,773              66,404
Reinvestment of dividends............                  641                   1,880                   801                 145
Shares redeemed......................             (898,314)             (2,101,032)             (220,137)           (930,870)
                                                 ---------              ----------              --------            --------
Net increase (decrease) in shares
 outstanding.........................              110,753                (315,831)              (28,563)           (864,321)
                                                 =========              ==========              ========            ========

                                               CASH MANAGEMENT
U.S. GOVERNMENT MONEY MARKET FUND                  CLASS                                     PLANAHEAD CLASS      PLATINUM CLASS
---------------------------------              ---------------                               ---------------      --------------
Shares sold..........................               96,111                                       247,807               7,862
Reinvestment of dividends............                   18                                            17                  22
Shares redeemed......................             (112,380)                                     (396,154)           (120,965)
                                                 ---------                                      --------            --------
Net decrease in shares outstanding...              (16,251)                                     (148,330)           (113,081)
                                                 =========                                      ========            ========

MUNICIPAL MONEY MARKET FUND                                         INSTITUTIONAL CLASS      PLANAHEAD CLASS      PLATINUM CLASS
---------------------------                                         -------------------      ---------------      --------------
Shares sold..........................                                        3,638                 4,262              13,427
Reinvestment of dividends............                                            5                    17                  10
Shares redeemed......................                                       (4,774)               (8,552)            (81,299)
                                                                        ----------              --------            --------
Net decrease in shares outstanding...                                       (1,131)               (4,273)            (67,862)
                                                                        ==========              ========            ========

Year Ended December 31, 2002
----------------------------

                                               CASH MANAGEMENT
MONEY MARKET FUND                                   CLASS           INSTITUTIONAL CLASS      PLANAHEAD CLASS      PLATINUM CLASS
-----------------                              ---------------      -------------------      ---------------      --------------
Shares sold.........................               722,000               4,884,795               426,319             657,000
Reinvestment of dividends...........                   811                   8,095                 2,161               9,315
Shares redeemed.....................              (731,175)             (5,223,810)             (436,770)           (621,469)
                                                 ---------              ----------              --------            --------
Net increase (decrease) in shares
 outstanding........................                (8,364)               (330,920)               (8,290)             44,846
                                                 =========              ==========              ========            ========

                                               CASH MANAGEMENT
U.S. GOVERNMENT MONEY MARKET FUND                   CLASS                                    PLANAHEAD CLASS      PLATINUM CLASS
---------------------------------              ---------------                               ---------------      --------------
Shares sold..........................              146,102                                       471,135             216,453
Reinvestment of dividends............                  372                                            51               1,287
Shares redeemed......................             (174,466)                                     (375,005)           (210,576)
                                                 ---------                                      --------            --------
Net increase (decrease) in shares
 outstanding.........................              (27,992)                                       96,181               7,164
                                                 =========                                      ========            ========

MUNICIPAL MONEY MARKET FUND                                         INSTITUTIONAL CLASS      PLANAHEAD CLASS      PLATINUM CLASS
---------------------------                                         -------------------      ---------------      --------------
Shares sold..........................                                        4,606                10,081             153,958
Reinvestment of dividends............                                            7                    61                 416
Shares redeemed......................                                       (4,282)               (6,465)           (142,668)
                                                                        ----------              --------            --------
Net increase in shares outstanding..                                           331                 3,677              11,706
                                                                        ==========              ========            ========

--------------------------------------------------------------------------------

                          [GRAPHIC OF EAGLE]

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
================================================================================

                                             CASH MANAGEMENT CLASS
                                    ==========================================
                                                                   ONE MONTH
                                    YEAR ENDED DECEMBER 31,         ENDED
                                    =======================      DECEMBER 31,
                                        2003       2002             2001(B)
                                      --------   --------        ------------
Net asset value,
 beginning of period...........       $   1.00    $ 1.00           $  1.00
                                      --------    ------           -------
    Net investment income (A)..           0.01      0.02                 -(D)
    Less dividends from net
     investment income.........          (0.01)    (0.02)                -(D)
                                      --------    ------           -------
Net asset value,
 end of period.................       $   1.00    $ 1.00           $  1.00
                                      ========    ======           =======
Total return...................           1.08%     1.73%             0.19%(C)
                                      ========    ======           =======
Ratios and supplemental data:
    Net assets, end of period
     (in thousands)..............     $117,395    $6,641           $15,006
    Ratios to average net assets
     (annualized) (A):
        Expenses.................         0.16%     0.19%             0.19%
        Net investment
         income..................         1.03%     1.73%             1.96%
        Decrease reflected in
         above expense ratio
         due to absorption
         of expenses by
         the Manager.............         0.08%     0.03%                -

                                                              INSTITUTIONAL CLASS
                                    ======================================================================
                                                                                TWO MONTHS
                                               YEAR ENDED DECEMBER 31,             ENDED        YEAR ENDED
                                    =========================================   DECEMBER 31,   OCTOBER 31,
                                      2003       2002       2001       2000         1999           1999
                                    --------   --------   --------   --------   ------------   -----------
Net asset value,
 beginning of period............    $   1.00   $   1.00   $   1.00   $   1.00   $     1.00      $     1.00
                                    --------   --------   --------   --------   ----------      ----------
    Net investment income (A)...        0.01       0.02       0.04       0.06         0.01            0.05
    Less dividends from net
     investment income..........       (0.01)     (0.02)     (0.04)     (0.06)       (0.01)          (0.05)
                                    --------   --------   --------   --------   ----------      ----------
Net asset value,
 end of period..................    $   1.00   $   1.00   $   1.00   $   1.00   $     1.00      $     1.00
                                    ========   ========   ========   ========   ==========      ==========
Total return....................        0.97%      1.67%      4.15%      6.45%        0.94%(C)        5.09%
                                    ========   ========   ========   ========   ==========      ==========
Ratios and supplemental data:
    Net assets, end of period
     (in thousands).............    $159,092   $474,922   $805,843   $886,608   $1,978,123      $1,652,323
    Ratios to average net assets
     (annualized) (A):
        Expenses................        0.27%      0.24%      0.25%      0.24%        0.23%           0.24%
        Net investment
         income.................        1.00%      1.68%      4.13%      6.17%        5.65%           4.99%
        Decrease reflected in
         above expense ratio
         due to absorption
         of expenses by
         the Manager............           -          -          -          -            -               -

--------------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Money Market Portfolio.

(B) The Money Market Fund commenced sales of a fourth class of shares designated as "Cash Management Class" on December 1, 2001.

(C) Not annualized.

(D) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

                                    ======================================================================
                                                              PLANAHEAD CLASS
                                    ======================================================================
                                                                                TWO MONTHS
                                               YEAR ENDED DECEMBER 31,             ENDED        YEAR ENDED
                                    =========================================   DECEMBER 31,   OCTOBER 31,
                                      2003       2002       2001       2000         1999           1999
                                    --------   --------   --------   --------   ------------   -----------
Net asset value,
 beginning of period............    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00      $   1.00
                                    --------   --------    --------   --------    --------      --------
    Net investment income (A)...        0.01       0.01        0.04       0.06        0.01          0.05
    Less dividends from net
     investment income..........       (0.01)     (0.01)      (0.04)     (0.06)      (0.01)        (0.05)
                                    --------   --------    --------   --------    --------      --------
Net asset value,
 end of period..................    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00      $   1.00
                                    ========   ========    ========   ========    ========      ========
Total return....................        0.70%      1.37%       3.83%      6.14%       0.89%(C)      4.79%
                                    ========   ========    ========   ========    ========      ========
Ratios and supplemental data:
    Net assets, end of period
     (in thousands).............    $126,972   $155,535    $163,825   $299,304    $262,748      $343,532
    Ratios to average net assets
     (annualized) (A):
        Expenses................        0.54%      0.54%       0.55%      0.54%       0.55%         0.53%
        Net investment
         income.................        0.71%      1.36%       3.83%      5.95%       5.32%         4.69%
        Decrease reflected in
         above expense ratio
         due to absorption
         of expenses by
         the Manager............           -          -           -          -           -             -

                                    ======================================================================
                                                              PLATINUM CLASS
                                    ======================================================================
                                                                                  TWO MONTHS
                                               YEAR ENDED DECEMBER 31,               ENDED        YEAR ENDED
                                    ===========================================   DECEMBER 31,   OCTOBER 31,
                                      2003        2002        2001       2000         1999           1999
                                    --------    --------    --------   --------   ------------   -----------
Net asset value,
 beginning of period............    $  1.00     $   1.00    $   1.00   $   1.00     $   1.00      $   1.00
                                    -------     --------    --------   --------     --------      --------
    Net investment income (A)...          -(D)      0.01        0.03       0.06         0.01          0.04
    Less dividends from net
     investment income..........          -(D)     (0.01)      (0.03)     (0.06)       (0.01)        (0.04)
                                    -------     --------    --------   --------     --------      --------
Net asset value,
 end of period..................    $  1.00     $   1.00    $   1.00   $   1.00     $   1.00      $   1.00
                                    =======     ========    ========   ========     ========      ========
Total return....................       0.25%        0.98%       3.45%      5.69%        0.82%(C)      4.33%
                                    =======     ========    ========   ========     ========      ========
Ratios and supplemental data:
    Net assets, end of period
     (in thousands).............    $48,920     $913,240    $868,395   $800,196     $866,041      $841,653
    Ratios to average net assets
     (annualized) (A):
        Expenses................       0.96%        0.93%       0.93%      0.97%        1.00%         0.97%
        Net investment
         income.................       0.38%        0.97%       3.36%      5.54%        4.87%         4.24%
        Decrease reflected in
         above expense ratio
         due to absorption
         of expenses by
         the Manager............       0.13%        0.01%          -          -            -             -

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
================================================================================

                                                                                    CASH MANAGEMENT CLASS
                                                        =========================================================================
                                                                                                        TWO MONTHS
                                                                    YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED
                                                        ============================================   DECEMBER 31,  OCTOBER 31,
                                                          2003        2002       2001(B)      2000        1999          1999
                                                        --------    --------    --------    --------   ------------  -----------
Net asset value, beginning of period..................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        --------    --------    --------    --------     --------      -------
   Net investment income(A)...........................      0.01        0.02        0.04        0.06         0.01         0.05
   Less dividends from net investment income..........     (0.01)      (0.02)      (0.04)      (0.06)       (0.01)       (0.05)
                                                        --------    --------    --------    --------     --------      -------
Net asset value, end of period........................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        ========    ========    ========    ========     ========      =======
Total return..........................................      1.04%       1.67%       4.09%       6.31%        0.94%(C)     4.94%
                                                        ========    ========    ========    ========     ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)...........  $ 22,060    $ 38,310    $ 66,302    $ 36,391     $ 37,385      $32,427
   Ratios to average net assets (annualized)(A):
     Expenses.........................................      0.19%       0.19%       0.25%       0.26%        0.18%        0.19%
     Net investment income............................      1.04%       1.69%       3.74%       6.16%        5.60%        4.83%
     Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........      0.18%       0.04%          -           -            -            -

------------------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services U.S. Government Money Market Portfolio.

(B) Prior to December 1, 2001, the Cash Management Class of the American AAdvantage U.S. Government Money Market Fund was known as the Institutional Class of the American AAdvantage U.S. Government Money Market Fund. The Institutional Class had a higher expense structure than the Cash Management Class.

(C) Not annualized.

(D) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
================================================================================

                                                                                    PLANAHEAD CLASS
                                                        =========================================================================
                                                                                                        TWO MONTHS
                                                                    YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED
                                                        ============================================   DECEMBER 31,  OCTOBER 31,
                                                          2003        2002        2001        2000        1999          1999
                                                        --------    --------    --------    --------   ------------  -----------
Net asset value, beginning of period..................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        --------    --------    --------    --------     --------      -------
   Net investment income(A)...........................      0.01        0.01        0.04        0.06         0.01         0.05
   Less dividends from net investment income..........     (0.01)      (0.01)      (0.04)      (0.06)       (0.01)       (0.05)
                                                        --------    --------    --------    --------     --------      -------
Net asset value, end of period........................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        ========    ========    ========    ========     ========      =======
Total return..........................................      0.61%       1.30%       3.79%       5.95%        0.86%(C)     4.56%
                                                        ========    ========    ========    ========     ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)...........  $ 26,785    $175,115    $ 78,934    $ 65,795     $ 59,560      $59,960
   Ratios to average net assets (annualized)(A):
     Expenses.........................................      0.58%       0.55%       0.55%       0.60%        0.64%        0.56%
     Net investment income............................      0.72%       1.25%       3.59%       5.81%        5.15%        4.45%
     Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........      0.04%          -           -           -            -            -

                                                                                    PLATINUM CLASS
                                                        =========================================================================
                                                                                                        TWO MONTHS
                                                                    YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED
                                                        ============================================   DECEMBER 31,  OCTOBER 31,
                                                          2003        2002        2001        2000        1999          1999
                                                        --------    --------    --------    --------   ------------  -----------
Net asset value, beginning of period..................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        --------    --------    --------    --------     --------      -------
   Net investment income(A)...........................         -(D)     0.01        0.03        0.05         0.01         0.04
   Less dividends from net investment income..........         -(D)    (0.01)      (0.03)      (0.05)       (0.01)       (0.04)
                                                        --------    --------    --------    --------     --------      -------
Net asset value, end of period........................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        ========    ========    ========    ========     ========      =======
Total return..........................................      0.24%       0.90%       3.37%       5.53%        0.80%(C)     4.09%
                                                        ========    ========    ========    ========     ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)...........  $  6,752    $119,833    $112,670    $ 78,857     $ 78,585      $84,385
   Ratios to average net assets (annualized)(A):
     Expenses.........................................      1.00%       0.95%       0.95%       1.00%        1.02%        1.01%
     Net investment income............................      0.31%       0.88%       3.20%       5.40%        1.77%        4.01%
     Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........      0.20%       0.03%          -           -            -            -

------------------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services U.S. Government Money Market Portfolio.

(B) Prior to December 1, 2001, the Cash Management Class of the American AAdvantage U.S. Government Money Market Fund was known as the Institutional Class of the American AAdvantage U.S. Government Money Market Fund. The Institutional Class had a higher expense structure than the Cash Management Class.

(C) Not annualized.

(D) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
================================================================================

                                                                                    PLANAHEAD CLASS
                                                        =========================================================================
                                                                                                        TWO MONTHS
                                                                    YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED
                                                        ============================================   DECEMBER 31,  OCTOBER 31,
                                                          2003        2002        2001        2000         1999         1999
                                                        --------    --------    --------    --------   ------------  -----------
Net asset value, beginning of period..................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        --------    --------    --------    --------     --------      -------
   Net investment income(A)...........................         -(C)     0.01        0.02        0.04         0.01         0.03
   Less dividends from net investment income..........         -(C)    (0.01)      (0.02)      (0.04)       (0.01)       (0.03)
                                                        --------    --------    --------    --------     --------      -------
Net asset value, end of period........................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        ========    ========    ========    ========     ========      =======
Total return..........................................      0.32%       0.93%       2.25%       3.61%        0.52%(B)     2.68%
                                                        ========    ========    ========    ========     ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)...........  $  3,072    $  7,346    $  3,669    $  5,175     $  7,479      $ 9,795
   Ratios to average net assets (annualized)(A):
     Expenses.........................................      0.81%       0.57%       0.58%       0.63%        0.73%        0.65%
     Net investment income............................      0.36%       0.94%       2.30%       3.48%        3.09%        2.61%
     Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........      0.12%          -           -           -            -            -

------------------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Municipal Money Market Portfolio.

(B) Not annualized.

(C) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
================================================================================

                                                                                    PLATINUM CLASS
                                                        =========================================================================
                                                                                                        TWO MONTHS
                                                                    YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED
                                                        ============================================   DECEMBER 31,  OCTOBER 31,
                                                          2003        2002        2001        2000        1999          1999
                                                        --------    --------    --------    --------   ------------  -----------
Net asset value, beginning of period..................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        --------    --------    --------    --------     --------      -------
   Net investment income(A)...........................         -(C)        -(C)     0.02        0.03         0.01         0.02
   Less dividends from net investment income..........         -(C)        -(C)    (0.02)      (0.03)       (0.01)       (0.02)
                                                        --------    --------    --------    --------     --------      -------
Net asset value, end of period........................  $   1.00    $   1.00    $   1.00    $   1.00     $   1.00      $  1.00
                                                        ========    ========    ========    ========     ========      =======
Total return..........................................      0.20%       0.51%       1.82%       3.21%        0.47%(B)     2.27%
                                                        ========    ========    ========    ========     ========      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)...........  $  3,271    $ 71,132    $ 59,427    $ 89,602     $ 76,076      $81,118
   Ratios to average net assets (annualized)(A):
     Expenses.........................................      1.01%       0.99%       1.00%       1.02%        1.05%        1.04%
     Net investment income............................      0.21%       0.52%       1.87%       3.17%        2.77%        2.24%
     Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........      0.34%       0.02%          -           -         0.03%        0.01%

------------------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Municipal Money Market Portfolio.

(B) Not annualized.

(C) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

          REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Money Market Portfolio
AMR Investment Services U.S. Government Money Market Portfolio
AMR Investment Services Municipal Money Market Portfolio

We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Money Market Portfolio, the AMR Investment Services U.S. Government Money Market Portfolio, and the AMR Investment Services Municipal Money Market Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of the AMR Investment Services Trust at December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
February 13, 2004

AMR INVESTMENT SERVICES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT             VALUE
                                                                           -----------        -----------
                                                                               (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTE B) - 5.05%
Goldman Sachs, 1.00%, Due 1/2/2004.....................................    $  200,000         $  200,000
JP Morgan Chase Securities, 1.00%, Due 1/2/2004........................        50,000             50,000
                                                                                              ----------
     TOTAL REPURCHASE AGREEMENTS.......................................                          250,000
                                                                                              ----------
TIME DEPOSITS - 11.89%
Deutsche Bank Cash Reserves, 0.938%, Due 1/2/2004......................       188,648            188,648
Societe Generale, 0.938%, Due 1/2/2004.................................       200,000            200,000
UBS Securities, LLC, 0.938%, Due 1/2/2004..............................       200,000            200,000
                                                                                              ----------
     TOTAL TIME DEPOSITS...............................................                          588,648
                                                                                              ----------
VARIABLE RATE CERTIFICATES OF DEPOSIT AND BANK NOTES (NOTE E) - 23.03%
Bank One, NA, 1.181%, Due 1/27/2005....................................        25,000             25,017
Bayerische Landesbank, 1.17%, Due 12/17/2004...........................       171,140            171,210
Canadian Imperial Bank of Commerce, 1.11%, Due 3/12/2004...............       100,000             99,999
Credit Suisse First Boston Corporation, 1.12%, Due 7/7/2004............       150,000            150,000
First Tennessee Bank,
  1.20%, Due 7/21/2004.................................................        50,000             50,027
  1.25%, Due 11/26/2004................................................       100,000            100,102
First Union National Bank,
  1.358%, Due 6/3/2004.................................................        96,500             96,590
  1.338%, Due 6/16/2004................................................         5,000              5,005
Marshall & Ilsley Bank, 1.20%, Due 12/20/2004..........................       125,500            125,588
Southtrust Bank, NA,
  1.27%, Due 3/19/2004.................................................        50,700             50,713
  1.25%, Due 5/24/2004.................................................        85,382             85,417
  1.25%, Due 6/21/2004.................................................        22,000             22,010
Suntrust Bank, NA,
  1.24%, Due 4/12/2004.................................................       125,000            125,056
  1.27%, Due 6/21/2004.................................................        25,000             25,015
Wachovia Bank, NA, 1.22%, Due 10/19/2004...............................         8,000              8,006
                                                                                              ----------
     TOTAL VARIABLE RATE CERTIFICATES OF DEPOSIT AND BANK NOTES........                        1,139,755
                                                                                              ----------
VARIABLE RATE FUNDING AGREEMENTS (NOTES A AND E) - 5.96%
General Electric Capital Assurance Company, 1.253%, Due 12/15/2004.....       100,000            100,000
Metropolitan Life Insurance Company, 1.253%, Due 11/22/2004............       195,000            195,000
                                                                                              ----------
     TOTAL VARIABLE RATE FUNDING AGREEMENTS............................                          295,000
                                                                                              ----------
ASSET-BACKED COMMERCIAL PAPER (NOTES C AND D) - 11.41%
Atlantis One Funding Corporation, 144A,
  1.12%, Due 3/15/2004.................................................        45,022             44,918
  1.15%, Due 6/10/2004.................................................        73,682             73,303
Edison Asset Securitization, 144A,
  1.12%, Due 3/25/2004.................................................        71,101             70,915
  1.12%, Due 4/1/2004..................................................       150,000            149,575
Moat Funding LLC, 144A,
  1.15%, Due 3/15/2004.................................................        70,000             69,835
  1.15%, Due 4/6/2004..................................................        17,500             17,446
Sigma Financial, Incorporated, 144A,
  1.13%, Due 3/15/2004.................................................       100,000             99,768
  1.16%, Due 3/15/2004.................................................         5,000              4,988
  1.145%, Due 4/13/2004................................................        34,000             33,889
                                                                                              ----------
     TOTAL ASSET-BACKED COMMERCIAL PAPER...............................                          564,637
                                                                                              ----------

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
December 31, 2003
================================================================================

                                                                                PAR
                                                                               AMOUNT           VALUE
                                                                             -----------      ----------
                                                                                (DOLLARS IN THOUSANDS)
VARIABLE RATE COMMERCIAL PAPER - 2.02%
Goldman Sachs Group, LP, 1.14%, Due 1/18/2005..........................      $100,000         $  100,000
                                                                                              ----------
     TOTAL VARIABLE RATE COMMERCIAL PAPER..............................                          100,000
                                                                                              ----------
VARIABLE RATE MEDIUM-TERM NOTES (NOTE E) - 36.60%
American General Finance Corporation, 1.34%, Due 8/6/2004..............        49,270             49,324
American Honda Finance Corporation, 144A (Note C)
  1.32%, Due 6/11/2004.................................................        15,000             15,013
  1.30%, Due 10/7/2004.................................................        50,000             50,069
  1.33%, Due 12/9/2004.................................................        60,000             60,108
  1.28%, Due 1/13/2005.................................................        25,000             25,042
Bank of America Corporation,
  1.41%, Due 5/3/2004..................................................         5,500              5,505
  1.26%, Due 7/2/2004..................................................        52,000             52,030
  1.45%, Due 10/22/2004................................................       128,890            129,224
Citigroup, Incorporated,
  1.26%, Due 7/26/2004.................................................        63,500             63,559
  1.32%, Due 10/22/2004................................................        77,700             77,822
General Electric Capital Corporation,
  1.13%, Due 5/4/2004..................................................        55,000             54,786
  1.23%, Due 1/19/2005.................................................       180,000            180,000
Goldman Sachs Group, LP, 1.40%, Due 11/16/2004.........................       143,000            143,330
HSBC USA, Incorporated, 1.32%, Due 9/24/2004...........................        60,000             60,072
Merrill Lynch & Company, Incorporated,
  1.33%, Due 1/14/2004.................................................        50,000             50,003
  1.47%, Due 1/13/2005.................................................        59,000             59,217
  1.47%, Due 1/18/2005.................................................        20,000             20,073
Morgan Stanley & Company, Incorporated, 1.42%, Due 1/24/2005                   70,000             70,220
Paccar Financial Corporation,
  1.20%, Due 4/26/2004.................................................        15,000             15,004
  1.21%, Due 9/20/2004.................................................       100,000            100,057
Salomon Smith Barney Holdings,
  1.288%, Due 1/28/2004................................................        10,000             10,001
  1.50%, Due 5/21/2004.................................................        14,750             14,772
  1.271%, Due 8/18/2004................................................        50,000             50,046
  1.34%, Due 9/20/2004.................................................        50,000             50,074
  1.321%, Due 11/18/2004...............................................        22,400             22,438
SLM Corporation, 1.31%, Due 7/26/2004..................................        40,670             40,712
Toyota Motor Credit Corporation, 1.15%, Due 1/14/2005..................        50,000             50,024
USA Education, Incorporated,
  1.448%, Due 6/16/2004................................................        24,000             24,032
  1.49%, Due 10/25/2004................................................        73,500             73,706
US Bank, NA, 1.30%, Due 4/13/2004......................................         9,000              9,005
Wachovia Bank, NA, 1.57%, Due 8/19/2004................................        28,000             28,082
Wells Fargo Financial, Incorporated,
  1.21%, Due 3/26/2004.................................................        61,000             61,013
  1.23%, Due 10/1/2004.................................................        97,090             97,156
                                                                                              ----------
     TOTAL VARIABLE RATE MEDIUM-TERM NOTES.............................                        1,811,519
                                                                                              ----------

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
December 31, 2003
================================================================================

                                                                              PAR
                                                                             AMOUNT            VALUE
                                                                           ----------       -----------
                                                                              (DOLLARS IN THOUSANDS)
U.S. GOVERNMENT AGENCY INSTRUMENTS (NOTE D) - 3.95%
Federal Home Loan Mortgage Corporation,
  Discount Note, 1.14%, Due 5/10/2004.....................................   $115,650         $  115,174
  Discount Note, 1.14%, Due 5/12/2004.....................................     50,000             49,791
Federal National Mortgage Association, Discount Note, 1.13%, Due 5/5/2004.     30,850             30,729
                                                                                              ----------
     TOTAL U.S. GOVERNMENT AGENCY INSTRUMENTS.............................                       195,694
                                                                                              ----------
TOTAL INVESTMENTS - 99.91% (COST $4,945,253)..............................                     4,945,253
                                                                                              ----------
OTHER ASSETS, NET OF LIABILITIES - 0.09%..................................                         4,364
                                                                                              ----------
TOTAL NET ASSETS - 100%...................................................                    $4,949,617
                                                                                              ==========

--------------

Based on the cost of investments of $4,945,253 for federal income tax purposes at December 31, 2003, there was no unrealized appreciation or depreciation of investments.

(A) Obligation is subject to an unconditional put back to the issuer with ninety calendar days notice.
(B) Collateral held at Bank of New York for Goldman Sachs, 4.50% - 5.00%,
    Due 10/1/2033 - 12/1/2033, Total Value - $204,000,000; and at JP Morgan
    Chase Bank for JP Morgan Chase Securities, 5.00%, Due 11/1/2018 - 12/1/2018, Total Value - $51,000,456.
(C) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $714,869 or 14.44% of net assets.
(D) Rates associated with money market securities represent discount rate at time of purchase.
(E) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT             VALUE
                                                                            ----------         ---------
                                                                               (DOLLARS IN THOUSANDS)
REPURCHASE AGREEMENTS (NOTE A) - 40.13%
Bank of America Securities, LLC, 1.00%, Due 1/2/2004...................     $  50,000          $  50,000
Goldman Sachs, 1.00%, Due 1/2/2004.....................................        44,343             44,343
                                                                                               ---------
     TOTAL REPURCHASE AGREEMENTS.......................................                           94,343
                                                                                               ---------
U.S. GOVERNMENT AGENCY INSTRUMENTS - 59.70%
Federal Home Loan Bank,
  Discount Note, 1.065%, Due 1/21/2004 (Note B)........................         1,600              1,599
  Discount Note, 1.06%, Due 2/25/2004 (Note B).........................         4,000              3,993
  Discount Note, 1.11%, Due 3/10/2004 (Note B).........................         1,000                998
  Discount Note, 1.09%, Due 3/15/2004 (Note B).........................         1,000                998
  Agency Note, 3.75%, Due 4/15/2004....................................         4,595              4,630
  Agency Note, 4.875%, Due 4/16/2004...................................         4,000              4,041
  Floating Rate Note, 1.041%, Due 8/11/2004 (Note C)...................         5,000              4,999
Federal Home Loan Mortgage Corporation,
  Discount Note, 1.08%, Due 1/15/2004 (Note B).........................         4,842              4,840
  Agency Note, 1.20%, Due 8/6/2004, Callable 1/16/2004.................         5,000              5,000
  Discount Note, 1.08%, Due 2/2/2004 (Note B)..........................         1,100              1,099
  Discount Note, 1.13%, Due 2/5/2004 (Note B)..........................         5,000              4,994
  Discount Note, 1.09%, Due 2/19/2004 (Note B).........................         2,900              2,896
  Discount Note, 1.12%, Due 3/1/2004 (Note B)..........................         3,150              3,144
  Discount Note, 1.06%, Due 3/4/2004 (Note B)..........................         4,400              4,392
  Discount Note, 1.10%, Due 3/5/2004 (Note B)..........................         3,000              2,994
  Agency Note, 3.75%, Due 4/15/2004....................................         2,000              2,015
  Discount Note, 1.18%, Due 4/22/2004 (Note B).........................           749                746
  Discount Note, 1.09%, Due 5/12/2004 (Note B).........................         5,731              5,708
  Discount Note, 1.11%, Due 5/12/2004 (Note B).........................         2,131              2,122
  Discount Note, 1.09%, Due 5/13/2004 (Note B).........................         5,000              4,980
  Discount Note, 1.10%, Due 5/13/2004 (Note B).........................         2,000              1,992
  Discount Note, 1.09%, Due 6/16/2004 (Note B).........................         3,000              2,985
Federal National Mortgage Association,
  Discount Note, 1.08%, Due 1/20/2004 (Note B).........................         2,000              1,999
  Discount Note, 1.23%, Due 1/29/2004 (Note B).........................         1,000                999
  Discount Note, 1.25%, Due 1/29/2004 (Note B).........................         2,650              2,647
  Discount Note, 1.09%, Due 2/2/2004 (Note B)..........................         1,000                999
  Discount Note, 1.10%, Due 2/4/2004 (Note B)..........................         1,200              1,199
  Discount Note, 1.12%, Due 2/4/2004 (Note B)..........................         5,000              4,995
  Discount Note, 1.13%, Due 2/11/2004 (Note B).........................         1,353              1,351
  Agency Note, 5.13%, Due 2/13/2004....................................        15,000             15,067
  Discount Note, 1.07%, Due 2/18/2004 (Note B).........................         5,000              4,993
  Discount Note, 1.09%, Due 2/18/2004 (Note B).........................         2,800              2,796
  Discount Note, 1.10%, Due 2/19/2004 (Note B).........................         1,568              1,566
  Discount Note, 1.12%, Due 3/3/2004 (Note B)..........................         2,403              2,398
  Discount Note, 1.14%, Due 3/3/2004 (Note B)..........................           900                898
  Discount Note, 1.10%, Due 3/5/2004 (Note B)..........................         1,150              1,148

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT            VALUE
                                                                            ----------       -----------
                                                                               (DOLLARS IN THOUSANDS)
  Discount Note, 1.11%, Due 3/10/2004 (Note B).........................      $  2,700           $  2,694
  Discount Note, 1.12%, Due 3/10/2004 (Note B).........................         5,000              4,989
  Discount Note, 1.13%, Due 3/31/2004 (Note B).........................         2,500              2,493
  Discount Note, 1.12%, Due 4/7/2004 (Note B)..........................         5,000              4,985
  Discount Note, 1.12%, Due 5/4/2004 (Note B)..........................         5,000              4,981
  Discount Note, 1.13%, Due 5/5/2004 (Note B)..........................         1,000                996
  Discount Note, 1.10%, Due 5/26/2004 (Note B).........................         5,000              4,978
     TOTAL U.S. GOVERNMENT AGENCY INSTRUMENTS..........................                          140,336
                                                                                                --------
TOTAL INVESTMENTS - 99.83% (COST $234,679).............................                          234,679
                                                                                                --------
OTHER ASSETS, NET OF LIABILITIES - 0.17%...............................                              391
                                                                                                --------
TOTAL NET ASSETS - 100%................................................                         $235,070
                                                                                                ========

-------------

Based on the cost of investments of $234,679 for federal income tax purposes at December 31, 2003, there was no unrealized appreciation or depreciation of investments.

(A) Collateral held at Bank of New York for Bank of America Securities, LLC,
    4.50 - 5.00%, Due 6/1/2033 - 11/1/2033, Total Value - $51,000,001; and
    Goldman Sachs, 4.50 - 7.00%, Due 11/1/2010 - 12/1/2033, Total
    Value - $45,230,092.
(B) Rates represent discount rate.
(C) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT            VALUE
                                                                            ----------       -----------
                                                                               (DOLLARS IN THOUSANDS)
MUNICIPAL OBLIGATIONS - 96.33%
COMMERCIAL PAPER (NOTE A) - 3.77%
Sarasota County Public Hospital District, Variable Rate Demand Hospital
  Revenue Bonds, Series A (Sarasota Memorial Hospital Project),  1.01%,
  Due 2/13/2004, LOC SunTrust Bank.......................................  $    1,500         $    1,500
                                                                                              ----------
     TOTAL COMMERCIAL PAPER..............................................                          1,500
                                                                                              ----------
DEMAND OBLIGATIONS (NOTE A) - 92.56%

ARIZONA - 4.42%

Mesa Arizona Industrial Development Authority,  Variable Rate Revenue
  Bonds, Series 1999B (Discovery Health Systems),  1.12%, Due 1/1/2029,
  LOC MBIA/JP Morgan Chase Bank..........................................       1,760              1,760
                                                                                              ----------
     TOTAL ARIZONA.......................................................                          1,760
                                                                                              ----------

COLORADO - 8.29%

Moffat County, Colorado Pollution Control Revenue Bonds, Series 1984
  (Ute Electric Company Project), Bond Insurance - Ambac Assurance
  Corporation, 1.45%, Due 7/1/2010, SPA Societe Generale.................       3,300              3,300
                                                                                              ----------
     TOTAL COLORADO......................................................                          3,300
                                                                                              ----------

FLORIDA - 8.04%

Alachua County, Florida Housing Financial Authority, Multifamily Housing
  Revenue Bonds, Series 2001 (University Cove Apartment Project), 1.13%,
  Due 6/15/2034, LOC SouthTrust Bank, NA.................................       1,835              1,835
Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds,
  Series 2002 L-1 (Bridgewater Club Apartments Project),
  1.03%, Due 6/1/2034,  LOC SunTrust Bank................................       1,365              1,365
                                                                                              ----------
     TOTAL FLORIDA.......................................................                          3,200
                                                                                              ----------

ILLINOIS - 2.69%

Solid Waste Disposal Facility Revenue Bonds for the County of Lake,
  Illinois, Series 1996 (Countryside Landfill Inc. Project), 1.40%,
  Due 4/1/2021, LOC JP Morgan Chase Bank.................................       1,070              1,070
                                                                                              ----------
     TOTAL ILLINOIS......................................................                          1,070
                                                                                              ----------

INDIANA - 4.55%

Fort Wayne, Indiana Industrial Economic Development Revenue Bonds,
  Series1989 (ND-Tech Corporation Project), 1.25%, Due 7/1/2009,
  LOC Societe Generale...................................................       1,000              1,000
City of Garrett, Indiana, Variable Rate Economic Development Revenue
  Bonds, Series 1991 (Group Dekko Int'l Project), 1.05%, Due 12/1/2011,
  LOC Bank One...........................................................         810                810
                                                                                              ----------
     TOTAL INDIANA.......................................................                          1,810
                                                                                              ----------

KENTUCKY - 2.76%

Carroll County, Kentucky Solid Waste Disposal Revenue Bonds,
  Series 2001 (North American Stainless, L.P.), 1.15%, Due 5/1/2031,
  LOC Fifth Third Bank                                                          1,100              1,100
                                                                                              ----------
     TOTAL KENTUCKY......................................................                          1,100
                                                                                              ----------

LOUISIANA - 3.99%

Calcasieu Parish Public Trust Authority, Waste Disposal Revenue Bonds,
  Series 1997 (WPT Corporation Project), 1.18%, Due 12/1/2027, LOC JP
  Morgan Chase Bank                                                             1,589              1,589
                                                                                              ----------
     TOTAL LOUISIANA.....................................................                          1,589
                                                                                              ----------

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT            VALUE
                                                                            ----------        ----------
                                                                               (DOLLARS IN THOUSANDS)
MARYLAND - 4.78%

Montgomery County, Maryland Variable Rate Housing Revenue Bonds,
  Series 1997, Issue I (The Grand), 1.13%, Due 6/1/2030,
  LOC Federal National Mortgage Association............................     $   1,900         $    1,900
                                                                                              ----------
     TOTAL MARYLAND....................................................                            1,900
                                                                                              ----------

MICHIGAN - 7.39%

Michigan Higher Education Student Loan Authority, Student Loan Revenue
  Bonds, Series XII-X, Bond Insurance - Ambac Assurance Corporation,
  1.15%, Due 9/1/2031, SPA Lloyds TSB....................................       1,000              1,000
Michigan State Housing Development Authority Variable Rate Limited
  Obligation Multifamily Housing Revenue Refunding Bonds, 1.16%,
  Due 6/1/2028, LOC Bank of New York ....................................       1,940              1,940
                                                                                              ----------
     TOTAL MICHIGAN......................................................                          2,940
                                                                                              ----------

OHIO - 4.27%

Ohio Water Development Authority, Environmental Improvement
  Revenue Bonds, Series 2000B (Waste Management, Incorporated, Project),
  1.27%, Due 7/1/2020, LOC Fleet National Bank...........................       1,700              1,700
                                                                                              ----------
     TOTAL OHIO..........................................................                          1,700
                                                                                              ----------

OKLAHOMA - 6.03%

Claremore Industrial and Redevelopment Authority, Development Revenue
  Bonds, Series 2001 (Whirlwind Steel Buildings, Inc. Project), 1.35%,
  Due 9/1/2019, LOC JP Morgan Chase Bank.................................       2,400              2,400
                                                                                              ----------
     TOTAL OKLAHOMA......................................................                          2,400
                                                                                              ----------

PENNSYLVANIA - 5.69%

Berks County Industrial Development Authority Manufacturing Facilities
  Revenue Bonds, Series 1995 (Grafika Commerial Printing Inc.), 1.30%,
  Due 9/1/2010, LOC First Union National Bank............................       1,265              1,265
Chartiers Valley, Pennsylvania Industrial and Commercial Development
  Authority Commercial Development Bonds (William Penn Plaza Project),
  1.20%, Due 12/1/2016, LOC PNC Bank, NA.................................       1,000              1,000
                                                                                              ----------
     TOTAL PENNSYLVANIA..................................................                          2,265
                                                                                              ----------

SOUTH CAROLINA - 4.27%

South Carolina JOBS Economic Development Authority Revenue Bonds,
  Series 1998 (Klockner Namasco Corporation Project), 1.35%, Due
  4/1/2008, LOC Bayerische Landesbank....................................       1,700              1,700
                                                                                              ----------
     TOTAL SOUTH CAROLINA................................................                          1,700
                                                                                              ----------

TEXAS - 16.00%

Brazos Harbor Industrial Development Corporation Solid Waste Disposal
  Revenue Bonds, Series 2002 (Republic Waste Services of Texas, Ltd.
  Project), 1.35%, Due 12/1/2024, LOC Bank of America Corporation........       2,500              2,500
Gulf Coast Waste Disposal Authority (Texas), Enviromental Facilities
  Revenue Bonds, Series 2002 (Waste Corporation of Texas, L.P. Project),
  1.30%, Due 9/1/2022, LOC - Wells Fargo Texas...........................       2,860              2,860
State of Texas TRANs, 1.18%, Due 8/31/2004...............................       1,000              1,005
                                                                                              ----------
     TOTAL TEXAS.........................................................                          6,365
                                                                                              ----------

UTAH - 2.89%

Morgan County UT Solid Waste Disposal Revenue Bonds,
  Series 1996 (Holman, Inc. Project), 1.15%, Due 8/1/2031, LOC Wachovia
  Bank, NA...............................................................       1,150              1,150
                                                                                              ----------
     TOTAL UTAH..........................................................                          1,150
                                                                                              ----------

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES MUNICIPAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
December 31, 2003
================================================================================

                                                                               PAR
                                                                              AMOUNT            VALUE
                                                                            ----------       -----------
                                                                               (DOLLARS IN THOUSANDS)
WASHINGTON - 6.50%

Pierce County, Washington Economic Development Corporation Dock &
  Wharf Facilities Revenue Bonds, Series 1995 (SCS Industries Project),
  1.25%, Due 7/1/2030, LOC Bank of Nova Scotia...........................     $ 2,585            $ 2,585
                                                                                                 -------
     TOTAL WASHINGTON....................................................                          2,585
                                                                                                 -------
     TOTAL DEMAND OBLIGATIONS............................................                         36,834
                                                                                                 -------
     TOTAL MUNICIPAL OBLIGATIONS.........................................                         38,334
                                                                                                 -------
                                                                              SHARES
                                                                            ----------
OTHER INVESTMENTS - 3.53%
Dreyfus Municipal Cash Management Plus...................................       4,974                  5
Federated Municipal Obligations Fund.....................................   1,295,949              1,296
BlackRock Provident MuniCash Fund........................................      95,629                 96
                                                                                                 -------
         TOTAL OTHER INVESTMENTS.........................................                          1,397
                                                                                                 -------
TOTAL INVESTMENTS - 99.86% (COST $39,731)................................                         39,731
                                                                                                 -------
OTHER ASSETS, NET OF LIABILITIES - 0.14%.................................                             56
                                                                                                 -------
TOTAL NET ASSETS - 100%..................................................                        $39,787
                                                                                                 =======

--------------

Based on the cost of investments of $39,731 for federal income tax purposes at December 31, 2003, there was no unrealized appreciation or depreciation of investments.

(A) Rates associated with money market securities represent yield to maturity or yield to next reset date.

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003
================================================================================

                                                                      U.S. GOVERNMENT        MUNICIPAL
                                                   MONEY MARKET        MONEY MARKET         MONEY MARKET
                                                   ============       ===============       ============
                                                                       (IN THOUSANDS)
ASSETS:
  Investments in securities at value
  (cost - $4,695,253; $140,336; $39,731,
  respectively).................................    $4,695,253           $ 140,336           $ 39,731
  Repurchase agreements (cost - $250,000;
  $94,343; $0, respectively)....................       250,000              94,343                  -
  Dividends and interest receivable.............         4,976                 422                 64
                                                    ----------           ---------           --------
        TOTAL ASSETS............................     4,950,229             235,101             39,795
                                                    ----------           ---------           --------
LIABILITIES:
  Management and investment advisory fees
     payable (Note 2)...........................           396                  17                  4
  Other liabilities.............................           216                  14                  4
                                                    ----------           ---------           --------
        TOTAL LIABILITIES.......................           612                  31                  8
                                                    ----------           ---------           --------
NET ASSETS APPLICABLE TO INVESTORS'
  BENEFICIAL INTERESTS..........................    $4,949,617           $ 235,070           $ 39,787
                                                    ==========           =========           ========

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended December 31,2003
================================================================================

                                                                              U.S. GOVERNMENT         MUNICIPAL
                                                          MONEY MARKET         MONEY MARKET         MONEY MARKET
                                                          ============        ===============       ============
                                                                               (IN THOUSANDS)
INVESTMENT INCOME:
  Interest income......................................     $57,947               $3,439                $553
                                                            -------               ------                ----
        TOTAL INVESTMENT INCOME........................      57,947                3,439                 553
                                                            -------               ------                ----

EXPENSES:
  Management and investment advisory fees (Note 2).....       4,629                  276                  47
  Custodian fees.......................................         295                   26                   6
  Professional fees....................................         104                    9                   3
  Other expenses.......................................         248                   29                   1
                                                            -------               ------                ----
        TOTAL EXPENSES.................................       5,276                  340                  57
                                                            -------               ------                ----
NET INVESTMENT INCOME..................................      52,671                3,099                 496
                                                            -------               ------                ----
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.....................          42                    9                   -
                                                            -------               ------                ----
     NET GAIN ON INVESTMENTS...........................          42                    9                   -
                                                            -------               ------                ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $52,713               $3,108                $496
                                                            =======               ======                ====

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                               U.S. GOVERNMENT                  MUNICIPAL
                                                    MONEY MARKET                 MONEY MARKET                  MONEY MARKET
                                            ============================   =========================    ==========================
                                               YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                            ============================   =========================    ==========================
                                                2003            2002           2003         2002            2003          2002
                                            ------------    ------------   -----------   -----------    ------------   -----------
                                                                                (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................... $     52,671    $    165,857   $     3,099   $     6,840     $       496   $   1,656
  Net realized gain on investments.........           42               6             9            34               -           -
                                            ------------    ------------   -----------   -----------     -----------   ---------

     TOTAL INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................       52,713         165,863         3,108         6,874             496       1,656
                                            ------------    ------------   -----------   -----------     -----------   ---------

TRANSACTIONS IN INVESTORS'BENEFICIAL
 INTERESTS:
  Contributions............................   55,478,689     106,944,248     1,085,963     2,200,353          81,957     204,033
  Withdrawals..............................  (57,817,456)   (108,139,347)   (1,324,638)   (2,032,412)       (154,776)   (191,801)
                                            ------------    ------------   -----------   -----------     -----------   ---------

     NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM TRANSACTIONS IN
      INVESTORS' BENEFICIAL INTERESTS......   (2,338,767)     (1,195,099)     (238,675)      167,941         (72,819)     12,232
                                            ------------    ------------   -----------   -----------     -----------   ---------

     NET INCREASE (DECREASE) IN NET ASSETS.   (2,286,054)     (1,029,236)     (235,567)      174,815         (72,323)     13,888
                                            ------------    ------------   -----------   -----------     -----------   ---------
NET ASSETS:
  Beginning of period......................    7,235,671       8,264,907       470,637       295,822         112,110      98,222
                                            ------------    ------------   -----------   -----------     -----------   ---------

  END OF PERIOD............................ $  4,949,617    $  7,235,671   $   235,070   $   470,637     $    39,787   $ 112,110
                                            ============    ============   ===========   ===========     ===========   =========

                        See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS
================================================================================

                                                                         MONEY MARKET
                                                  ==============================================================
                                                                                      TWO MONTHS
                                                       YEAR ENDED DECEMBER 31,          ENDED        YEAR ENDED
                                                  ===============================     DECEMBER 31,   OCTOBER 31,
                                                  2003     2002     2001     2000        1999           1999
                                                  ----     ----     ----     ----    -------------   -----------
Total Return..................................    1.13%    1.81%    4.30%      N/A         N/A            N/A
Ratios to average net assets (annualized):
      Expenses................................    0.11%    0.11%    0.11%    0.11%       0.11%          0.11%
      Net investment income...................    1.14%    1.81%    3.95%    6.40%       5.77%          5.11%

--------------------------------------------------------------------------------

                                                                  U.S. GOVERNMENT MONEY MARKET
                                                  ==============================================================
                                                                                      TWO MONTHS
                                                      YEAR ENDED DECEMBER 31,            ENDED       YEAR ENDED
                                                  ===============================     DECEMBER 31,   OCTOBER 31,
                                                  2003     2002     2001     2000        1999           1999
                                                  ----     ----     ----     ----    -------------   -----------
Total Return..................................    1.11%    1.74%    4.24%      N/A         N/A            N/A
Ratios to average net assets (annualized):
      Expenses................................    0.12%    0.12%    0.11%    0.13%       0.12%          0.12%
      Net investment income...................    1.13%    1.71%    3.99%    6.27%       5.67%          4.89%
                                                                      MUNICIPAL MONEY MARKET
                                                  ==============================================================
                                                                                      TWO MONTHS
                                                      YEAR ENDED DECEMBER 31,            ENDED       YEAR ENDED
                                                  ===============================     DECEMBER 31,   OCTOBER 31,
                                                  2003     2002     2001     2000        1999           1999
                                                  ----     ----     ----     ----    -------------   -----------
Total Return..................................    1.08%    1.39%    2.71%      N/A         N/A            N/A
Ratios to average net assets (annualized):
      Expenses................................    0.12%    0.12%    0.13%    0.13%       0.14%          0.15%
      Net investment income...................    1.05%    1.39%    2.71%    4.05%       3.69%          3.13%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2003
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Money Market Portfolio, AMR Investment Services U.S. Government Money Market Portfolio and AMR Investment Services Municipal Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

    AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

    The following is a summary of the significant accounting policies followed by the Portfolios.

   Security Valuation

    Securities of the Portfolios are valued at fair value, which approximates amortized cost. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation which the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action which should be initiated.

   Security Transactions and Investment Income

    Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   Federal Income and Excise Taxes

    The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

   Repurchase Agreements

    Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
December 31, 2003
================================================================================

   Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.  TRANSACTIONS WITH AFFILIATES

   Management Agreement

    The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment adviser to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

   Other

    Certain officers or trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. In addition, the Trust compensates each trustee with payments in an amount equal to the trustee's income tax on the value of this free airline travel. Retired trustees and their spouses receive American Airlines flight benefits, plus reimbursement of any tax liability relating to such benefits, up to a maximum annual value of $40,000. One trustee, as a retiree of American, already receives flight benefits. This trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. For the year ended December 31, 2003, the cost of air transportation was not material to any of the Funds.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
================================================================================

    The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                              POSITION, TERM OF
                              OFFICE AND LENGTH
                               OF TIME SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH EACH TRUST                               AND CURRENT DIRECTORSHIPS
---------------------         ------------------                    -------------------------------------------
INTERESTED TRUSTEES
                                    TERM
                                    ----
                               Lifetime of Trust
                                until removal,
                                resignation or
                                 retirement*

William F. Quinn** (55)          Trustee and         President, AMR Investment Services, Inc. (1986-Present); Chairman (1989-
                                 President of        2003) and Director (2003-Present) American Airlines Federal Credit Union;
                              AAdvantage Trust       Director, Crescent Real Estate Equities, Inc. (1994-Present); Director,
                                 since 1987          Pritchard, Hubble & Herr, LLC (2001-Present); Director, Southern Methodist
                                and AMR Trust        University Endowment Fund Investment Committee (1996-Present);
                                 since 1995          Member, Southern Methodist University Cox School of Business Advisory
                                                     Board (1999-2002); Member, New York Stock Exchange Pension Manager
                                                     Committee (1997-1998, 2000-2002); Chairman, Committee for the
                                                     Investment of Employee Benefits Defined Benefit Sub-Committee (1982-
                                                     Present); Trustee, American AAdvantage Mileage Funds (1995-Present);
                                                     Trustee, American AAdvantage Select Funds (1999-Present).

Alan D. Feld** (67)           Trustee since 1996     Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);
                                                     Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint
                                                     Properties (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                     (1996-Present); Trustee, American AAdvantage Select Funds (1999-Present).

NON-INTERESTED TRUSTEES
                                    TERM
                                    ----
                               Lifetime of Trust
                                until removal,
                                resignation or
                                 retirement*

Stephen D. O'Sullivan (68)        Trustee of         Consultant (1994-Present); Trustee, American AAdvantage Mileage Funds
                              AAdvantage Trust       (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).
                                 since 1987
                               and AMR Trust
                                 since 1995

R. Gerald Turner (58)         Trustee since 2001     President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                             ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present);
Southern Methodist Univ.                             Director, California Federal Preferred Capital Corp. (2001-2003); Director,
Dallas, Texas 75275                                  Kronus Worldwide, Inc. (chemical manufacturing) (2003-Present); Director,
                                                     First Broadcasting Investment Partners, LLC (2003-Present); Member, United
                                                     Way of Dallas Board of Directors; Member, Salvation Army of Dallas

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
================================================================================

                                POSITION, TERM OF
                                OFFICE AND LENGTH
                                 OF TIME SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS           WITH EACH TRUST                             AND CURRENT DIRECTORSHIPS
---------------------          -----------------                   -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)
                                                      Board of Directors; Member, Methodist Hospital Advisory Board; Member,
                                                      Knight Commission on Intercollegiate Athletics; Trustee, American
                                                      AAdvantage Mileage Funds (2001-Present); Trustee, American AAdvantage
                                                      Select Funds (2001-Present).

Kneeland Youngblood (48)       Trustee since 1996     Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                                    (1998-Present); Trustee, The Hockaday School (1997-Present); Director,
Suite 1740                                            Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign
Dallas, Texas 75201                                   Relations (1995-Present); Director, Just For the Kids (1995-2001); Director,
                                                      L&B Realty Advisors (1998-2000); Trustee, Teachers Retirement System of
                                                      Texas (1993-1999); Director, Starwood Financial Trust (1998-2001);
                                                      Trustee, St. Mark's School of Texas (2002-Present); Trustee, American
                                                      AAdvantage Mileage Funds (1996-Present); Trustee, American AAdvantage
                                                      Select Funds (1999-Present).
OFFICERS
                                     TERM
                                     ----

                                   One Year

Nancy A. Eckl (41)             VP of AAdvantage       Vice President, Trust Investments, AMR Investment Services, Inc.
                                Trust since 1990      (1990-Present).
                                and AMR Trust
                                  since 1995

Michael W. Fields (49)         VP of AAdvantage       Vice President, Fixed Income Investments, AMR Investment Services, Inc.
                                Trust since 1989      (1988-Present).
                                and AMR Trust
                                  since 1995

Barry Y. Greenberg (40)         VP and Assistant      Vice President, Legal and Compliance, AMR Investment Services, Inc.
                                 Secretary since      (1995-Present).
                                      1995

Rebecca L. Harris (37)          Treasurer since       Vice President, Finance, AMR Investment Services, Inc. (1995-Present).
                                      1995

John B. Roberson (45)           VP of AAdvantage      Vice President, Director of Sales, AMR Investment Services, Inc. (1991-
                                Trust since 1989      Present).
                                and AMR Trust
                                  since 1995

Robert J. Zutz (50)              Secretary since      Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW            1998
2nd Floor
Washington, D.C. 20036

----------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's and AMR Trust's sub-advisers.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
================================================================================

The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

o   information we receive from you on applications or other forms;

o   information about your transactions with us or our service providers; and

o   information we receive from third parties.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic information, we maintain safeguards that comply with federal standards.

                          [GRAPHIC OF EAGLE]

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                                  43

                          [GRAPHIC OF EAGLE]

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                                  44
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                       [LOGO OF AMERICAN AADVANTAGE FUNDS]
                                  AMERICAN
                             AADVANTAGE FUNDS(R)
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To reduce expenses, your financial institution may mail only one copy of the
Prospectus, Annual Report, and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. They will begin sending you individual copies thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

       [GRAPHIC OF KEYBOARD]                     [GRAPHIC OF MOUSE]
             BY E-MAIL:                            ON THE INTERNET:

   American_AAdvantage.Funds@aa.com      Visit our website at www.aafunds.com

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
               [GRAPHIC OF TELEPHONE]                          [GRAPHIC OF MAILBOX]
                    BY TELEPHONE:                                     BY MAIL:
Cash Management Class    PlanAhead Class(R)        Cash Management Class
 Institutional Class     ------------------         Institutional Class
---------------------    Call (800)388-3344          Platinum Class(sm)           PlanAhead Class(R)
 Call (800)658-5811                                ---------------------          ------------------
 Platinum Class(sm)                              American AAdvantage Funds      American AAdvantage Funds
 ------------------                           4151 Amon Carter Blvd., MD 2450       P.O. Box 219643
 Call (800)967-9009                                Fort Worth, TX 76155         Kansas City, MO 64121-9643

FUND SERVICE PROVIDERS:

CUSTODIAN                       TRANSFER AGENT                       INDEPENDENT AUDITORS     DISTRIBUTOR
STATE STREET BANK AND TRUST     BOSTON FINANCIAL DATA SERVICES       ERNST & YOUNG LLP        SWS FINANCIAL SERVICES
Boston, Massachusetts           Kansas City, Missouri                Chicago, Illinois        Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

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American Airlines is not responsible for investments made in the American
AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class and American AAdvantage Money Market Fund are registered service marks of AMR Investment Services, Inc. Platinum Class, American AAdvantage U.S. Government Money Market Fund, and American AAdvantage Municipal Money Market Fund are service marks of AMR Investment Services, Inc.

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                          [GRAPHIC OF GLOBE]

                                                                          530096

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's audit committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $36,295         12/31/2002
  $27,001         12/31/2003

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
      $0                 12/31/2002
      $0                 12/31/2003

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $6,119*        12/31/2002
 $4,821**       12/31/2003

* For review of 2001 tax returns
** For review of 2002 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2002
     $0               12/31/2003

(e)(1) Pursuant to its charter, the Trust's audit committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust's financial statements, and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trust, an investment adviser to any series of the Trust or any entity controlling, controlled by, or under common control with an investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service.

The audit committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $6,119       $0                   N/A                       12/31/2002
  $4,821       $0                   N/A                       12/31/2003

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PUCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 9. CONTROLS AND PROCEDURES.
Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective. There were no changes in the Trust's internal control over financial reporting during the Trust's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1)  Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3)  Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American AAdvantage Funds

By /s/ William F. Quinn
   --------------------
     William F. Quinn
      President

Date: March 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
     William F. Quinn
      President

Date: March 9, 2004


By /s/ Rebecca L. Harris
   ---------------------
     Rebecca L. Harris
     Treasurer

Date: March 9, 2004